                                               1933 Act Registration No. 2-78440
                                              1940 Act Registration No. 811-3517


    As filed with the Securities and Exchange Commission on November 12, 1996


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                        [ ]


                         Post-Effective Amendment No. 33                     [X]


                                       and

                          REGISTRATION STATEMENT UNDER
                        THE INVESTMENT COMPANY ACT OF 1940                   [ ]


                                 Amendment No. 34                            [X]

                        (Check appropriate box or boxes)

                                    --------

                                 THE PILOT FUNDS
               (Exact name of Registrant as specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of principal executive offices)

               Registrant's Telephone Number, Including Area Code
                                  800-717-4568

                                    --------

                                             Copy to:
George O. Martinez, Esq.                       Philip H. Newman, Esq.
BISYS Fund Services, Inc.                      Goodwin, Procter & Hoar LLP
3435 Stelzer Road                              Exchange Place
Columbus, Ohio  43219                          Boston, Massachusetts  02109
(Name and Address of Agent for Service of Process)

                                    --------

It is proposed that this filing will become effective (check appropriate box)


            [ ] immediately upon filing pursuant to paragraph (b)
            [X] on January 2, 1997 pursuant to paragraph (b)
            [ ] 60 days, after filing pursuant to paragraph (a)
            [ ] on ____________________ pursuant to paragraph (a) of Rule 485
            [ ] 75 days after filing pursuant to paragraph (a) (2).



REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2. REGISTRANT FILED A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDED AUGUST 31, 1996 ON OCTOBER 30, 1996. PURSUANT TO RULE 485(d)(2)(ii)(B), THIS POST-EFFECTIVE AMENDMENT REDESIGNATES AS JANUARY 2, 1997 THE EFFECTIVE DATE OF REGISTRANT'S POST-EFFECTIVE AMENDMENT NO. 32 FILED UNDER RULE 485(a)(1) ON NOVEMBER 1, 1996.


THE TOTAL NUMBER OF PAGES IS _______.     THE EXHIBIT INDEX IS ON PAGE ________.

                                 THE PILOT FUNDS

                         Pilot Small Capitalization Fund
                       Pilot Short-Term U.S. Treasury Fund
                    Pilot Short-Term Diversified Assets Fund
                  Pilot Short-Term Tax-Exempt Diversified Fund
                    Pilot Missouri Short-Term Tax-Exempt Fund
                                Pilot Growth Fund
                       Pilot Diversified Bond Income Fund
                         Pilot International Equity Fund
                          Pilot Growth and Income Fund
                            Pilot Equity Income Fund
               Pilot Intermediate U.S. Government Securities Fund
                      Pilot U.S. Government Securities Fund
                     Pilot Intermediate Municipal Bond Fund
                            Pilot Municipal Bond Fund


                                    --------

                                    FORM N-1A

                              CROSS REFERENCE SHEET


       ITEM NUMBER IN PART A                                           PROSPECTUS CAPTION
       ---------------------                                           ------------------
1.     Cover Page..........................................   Cover Page

2.     Synopsis............................................   Not Applicable

3.     Condensed Financial Information.....................   Financial Highlights

4.     General Description of Registrant...................   Cover Page; Investment Objectives; Risk Factors;
                                                              The Pilot Family of Funds

5.     Management of the Fund..............................   The Business of the Fund - Fund Management

5A.    Management's Discussion of Fund Performance.........   Not Applicable

6.     Capital Stock and Other Securities..................   Investing in The Pilot Funds - Dividends and
                                                              Distributions; The Pilot Family of Funds; The
                                                              Business of the Fund - Tax Implications

7.     Purchase of Securities Being Offered................   Investing in The Pilot Funds - How to Buy Shares;
                                                              Investing in The Pilot Funds - Explanation of Sales
                                                              Price; Investing in The Pilot Funds - Exchange
                                                              Privileges

8.     Redemption or Repurchase............................   Investing in The Pilot Funds - How to Sell Shares;
                                                              Investing in The Pilot Funds - Exchange Privilege

9.     Pending Legal Proceedings...........................   Not Applicable

 Financial
 Direction

                                                           January 2, 1997
     [PILOT LOGO]

                                                      PILOT DIVERSIFIED
                                                      BOND INCOME FUND

                                                      PILOT INTERMEDIATE
                                                      U.S. GOVERNMENT
                                                      SECURITIES FUND

                                                      PILOT U.S. GOVERNMENT
                                                      SECURITIES FUND

                                                      PILOT INTERMEDIATE
                                                      MUNICIPAL BOND FUND

                                                      PILOT MUNICIPAL
                                                      BOND FUND

                                                      Pilot Shares
                                      THE
                                     PILOT
                                     FUNDS
                                         Prospectus enclosed

                               TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
EXPENSE SUMMARY....................................................................................     3
FINANCIAL HIGHLIGHTS...............................................................................     5
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS...................................................     7
     Pilot Diversified Bond Income Fund............................................................     7
     Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities
      Fund.........................................................................................     7
     Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund..........................     8
  PORTFOLIO INSTRUMENTS AND PRACTICES..............................................................     9
  RISK FACTORS.....................................................................................    15
  FUNDAMENTAL LIMITATIONS..........................................................................    15
INVESTING IN THE PILOT FUNDS.......................................................................    16
  HOW TO BUY SHARES................................................................................    16
  HOW TO SELL SHARES...............................................................................    16
  DIVIDENDS AND DISTRIBUTIONS......................................................................    17
EXCHANGE PRIVILEGE.................................................................................    18
THE PILOT FAMILY OF FUNDS..........................................................................    18
THE BUSINESS OF THE FUND...........................................................................    19
  FUND MANAGEMENT..................................................................................    19
  TAX IMPLICATIONS.................................................................................    21
  MEASURING PERFORMANCE............................................................................    22

                                THE PILOT FUNDS

                                      LOGO

         PROSPECTUS FOR PILOT SHARES OF PILOT DIVERSIFIED BOND INCOME,
PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES, PILOT U.S. GOVERNMENT SECURITIES,
        PILOT INTERMEDIATE MUNICIPAL BOND AND PILOT MUNICIPAL BOND FUNDS

January 2, 1997
--------------------------------------------------------------------------------

    PILOT FUND                        GOAL                            FOR INVESTORS WHO WANT
------------------    -------------------------------------    -------------------------------------
DIVERSIFIED BOND      Current income consistent with           Current income from debt securities
INCOME                preservation of capital by investing     and are willing to accept
                      primarily in debt securities. The        fluctuations in price and yield.
                      Fund seeks total return as a
                      secondary objective and will have an
                      average weighted maturity of from
                      five to fifteen years.
----------------------------------------------------------------------------------------------------
INTERMEDIATE U.S.     Total return and preservation of         Capital appreciation over the long
GOVERNMENT            capital by investing primarily in        term as well as current income from
SECURITIES            U.S. Government securities and           U.S. Government securities and less
                      repurchase agreements. The Fund will     principal volatility than normally
                      emphasize the capital appreciation       associated with a long-term fund.
                      component of total return. The Fund
                      will generally have an average
                      weighted maturity of from three to
                      ten years.
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT       Total return and preservation of         Capital appreciation over the long
SECURITIES            capital by investing primarily in        term as well as current income from
                      U.S. Government securities and           U.S. Government securities and are
                      repurchase agreements. The Fund will     willing to accept fluctuations in
                      emphasize the capital appreciation       price and yield.
                      component of total return. The Fund
                      will generally have an average
                      weighted maturity of from five to
                      thirty years.
----------------------------------------------------------------------------------------------------
INTERMEDIATE          Current income free of federal income    Current income that is free from
MUNICIPAL BOND        tax as is consistent with                regular federal income tax and less
                      preservation of capital through          principal volatility than normally
                      investments primarily in investment      associated with a long-term fund.
                      grade municipal obligations. The Fund
                      will generally have an average
                      weighted maturity of from three to
                      ten years.
----------------------------------------------------------------------------------------------------
MUNICIPAL BOND        Current income free of federal income    Current income that is free from
                      tax as is consistent with                regular federal income tax and are
                      preservation of capital through          willing to accept fluctuations in
                      investments primarily in investment      price and yield.
                      grade municipal obligations. The Fund
                      will generally have an average
                      weighted maturity of from five to
                      thirty years.
----------------------------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.

This Prospectus describes Pilot Shares of the Pilot Diversified Bond Income, Pilot Intermediate U.S. Government Securities, Pilot U.S. Government Securities, Pilot Intermediate Municipal Bond and Pilot Municipal Bond Funds. Pilot Shares are sold by Pilot Funds Distributors, Inc. and selected broker-dealers to Boatmen's Trust Company, St. Louis, Missouri ("Boatmen's") and its affiliated banks acting on behalf of themselves and persons maintaining qualified trust, agency or custodial accounts at such banks. Pilot Shares are sold and redeemed without payment of any purchase or redemption charge imposed by the Funds, although Boatmen's and its affiliated banks may charge their customer accounts for services provided in connection with the purchase or redemption of shares. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/71-PILOT. The Statement of Additional Information, as it may be revised from time to time, is dated January 2, 1997 and is incorporated by reference into (considered a part of ) the Prospectus.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Funds' shareholder transaction expenses and the operating expenses which the Funds expect to incur during the current fiscal year on their Pilot Shares. Examples based on this information are also provided.

                                  PILOT SHARES

                                                                      INTERMEDIATE
                                                   DIVERSIFIED           U.S.               U.S.
                                                      BOND            GOVERNMENT         GOVERNMENT     INTERMEDIATE
                                                     INCOME           SECURITIES         SECURITIES      MUNICIPAL      MUNICIPAL
                                                      FUND               FUND               FUND         BOND FUND      BOND FUND
                                                   -----------        -----------        -----------    ------------    ---------
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases
       (as a percentage of offering price)......       None                  None               None        None           None
    Sales Charge Imposed on Reinvested
       Dividends................................       None                  None               None        None           None
    Deferred Sales Charge.......................       None                  None               None        None           None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS
  AND EXPENSE REIMBURSEMENTS (as a percentage of
  average net assets):
    Management Fees (after waivers)(1)..........       0.40%                 0.35%              0.40%       0.40%          0.45%
    Distribution Payments.......................       0.00%                 0.00%              0.00%       0.00%          0.00%
    Other Expenses (after expense
       reimbursements)(1).......................       0.25%                 0.22%              0.22%       0.18%          0.22%
                                                   -----------        -----------        -----------      ------        ---------
    Total Fund Operating Expenses After Fee
       Waivers
       and Expense Reimbursements(1)............       0.65%                 0.57%              0.62%       0.58%          0.67%
                                                    =======                 =====              =====    =========       ========

---------------


(1) This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. Without waivers by the Adviser, investment management fees as a percentage of net assets would be .55% for the Pilot Diversified Bond Income, Pilot Intermediate U.S. Government Securities, Pilot U.S. Government Securities, Pilot Intermediate Municipal Bond and Pilot Municipal Bond Funds. Other Expenses also reflect reimbursements by the Adviser and Administrator. Absent reimbursement, Other Expenses would be 0.77%, 0.23%, 0.27%, 0.24%, and 0.25% for Pilot Diversified Bond Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund, and Pilot Municipal Bond Fund, respectively. Absent waivers and expense reimbursements, the total operating expenses for Pilot Shares of the Funds would be 1.32% for the Pilot Diversified Bond Income Fund; 0.78% for the Pilot Intermediate U.S. Government Securities Fund; 0.82% for the Pilot U.S. Government Securities Fund; 0.79% for the Pilot Intermediate Municipal Bond Fund; and 0.80% for the Pilot Municipal Bond Fund. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund at the discretion of the Adviser or Administrator and without the consent of the Funds except that the Adviser has voluntarily agreed to limit the total operating expenses of the Pilot Shares of Pilot Diversified Bond Income Fund to 0.65% of the Fund's average net assets until February 1, 1998.

EXAMPLE: Assume that the annual return on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:


                                            1             3             5             10
                                           YEAR          YEARS         YEARS         YEARS
                                           AFTER         AFTER         AFTER         AFTER
                                           PURCHASE      PURCHASE      PURCHASE      PURCHASE
                                           ----          ----          ----          ----
PILOT DIVERSIFIED BOND INCOME FUND
Pilot Shares..........................     $  7          $ 21          $ 36          $ 81
PILOT INTERMEDIATE U.S. GOVERNMENT
  SECURITIES FUND
Pilot Shares..........................     $             $             $             $
PILOT U.S. GOVERNMENT SECURITIES FUND
Pilot Shares..........................     $             $             $             $
PILOT INTERMEDIATE MUNICIPAL BOND FUND
Pilot Shares..........................     $             $             $             $
PILOT MUNICIPAL BOND FUND
Pilot Shares..........................     $             $             $             $


The Example shown above should not be considered a representation of future investment returns or operating expenses. Pilot Diversified Bond Income Fund is new and actual investment returns and operating expenses may be more or less than shown for the Fund.

                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS

The following data with respect to a Share of the Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. The following data with respect to a Share of the Pilot Diversified Bond Income Fund outstanding during the period indicated is unaudited.

THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------
Pilot Diversified Bond Income Fund

                                                      INCOME FROM INVESTMENT OPERATIONS
                                                   ----------------------------------------
                                                                 NET REALIZED      TOTAL
                                                                AND UNREALIZED     INCOME     DIVIDENDS    DIVIDENDS   NET ASSET
                                 NET ASSET VALUE      NET          GAIN ON          FROM       FROM NET    FROM NET    VALUE AT
                                  AT BEGINNING     INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT   REALIZED     END OF
                                    OF PERIOD        INCOME      TRANSACTIONS    OPERATIONS     INCOME       GAINS      PERIOD
                                 ---------------   ----------   --------------   ----------   ----------   ---------   ---------
FOR THE PERIOD ENDED OCTOBER 22,
--------------------------------
1996--Pilot Shares(b)..........      $               $              $              $            $           $           $
1996--Class A Shares(b)........
1996--Class B Shares(b)........

                                                                                         RATIO INFORMATION ASSUMING
                                                                                          NO FEE WAIVER OR EXPENSE
                                                                                               REIMBURSEMENT
                                                             RATIO OF NET                --------------------------   RATIO OF NET
                                               RATIO OF       INVESTMENT                 NET ASSETS     RATIO OF       INVESTMENT
                                               EXPENSES         INCOME       PORTFOLIO   AT END OF     EXPENSES TO       INCOME
                                   TOTAL      TO AVERAGE      TO AVERAGE     TURNOVER      PERIOD        AVERAGE       TO AVERAGE
                                 RETURN(C)   NET ASSETS(D)   NET ASSETS(D)     RATE      (IN 000'S)   NET ASSETS(D)   NET ASSETS(D)
                                 ---------   -------------   -------------   ---------   ----------   -------------   -------------
FOR THE PERIOD ENDED OCTOBER 22,
--------------------------------
1996--Pilot Shares(b)..........         %             %               %            %      $                    %               %
1996--Class A Shares(b)........
1996--Class B Shares(b)........

--------------------------------------------------------------------------------

Pilot Intermediate U.S. Government Securities Fund

FOR THE YEAR ENDED AUGUST 31,
-------------------------------
1996--Pilot Shares.............      $ 10.44         $ 0.59         $(0.23)        $ 0.36       $(0.59)     $ (0.05)    $ 10.16
1996--Class A Shares...........        10.44           0.57          (0.23)          0.34        (0.57)       (0.05)      10.16
1995--Pilot Shares(g)..........        10.00           0.56           0.44           1.00        (0.56)       10.44
1995--Class A Shares(f)........         9.98           0.45           0.46           0.91        (0.45)       10.44

FOR THE YEAR ENDED AUGUST 31,
-------------------------------
1996--Pilot Shares.............     3.52%         0.57%           5.68%          73%      $230,030         0.78%           5.47%

1996--Class A Shares...........     3.33          0.72            5.45           73            932         1.03            5.14

1995--Pilot Shares(g)..........    10.21          0.57            6.65           87        165,441         0.87            6.35

1995--Class A Shares(f)........     9.31          0.72            6.27           87            499         1.12            5.87

-------------------------------

------------

(a)  Class A share activity commenced February 7, 1995.
(b)  Share activity commenced October 21, 1996.
(c)  Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d)  Annualized.
(e)  Class B share activity commenced November 11, 1994.
(f)  Class A share activity commenced December 21, 1994.
(g)  Pilot share activity commenced November 7, 1994.

THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights (continued)
--------------------------------------------------------------------------------
Pilot U.S. Government Securities Fund

                                                    INCOME FROM INVESTMENT OPERATIONS
                                                 ----------------------------------------
                                                               NET REALIZED      TOTAL
                                     NET ASSET                AND UNREALIZED     INCOME     DIVIDENDS    IN EXCESS    DIVIDENDS
                                     VALUE AT       NET          GAIN ON          FROM       FROM NET      OF NET     FROM NET
                                     BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT   INVESTMENT   REALIZED
                                     OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME       INCOME       GAINS
                                     ---------   ----------   --------------   ----------   ----------   ----------   ---------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares.................   $ 11.20      $ 0.61         $(0.22)        $ 0.39       $(0.61)      $   --      $ (0.45)
1996--Class A Shares...............     11.19        0.59          (0.20)          0.39        (0.59)          --        (0.45)
1996--Class B Shares...............     11.19        0.51          (0.22)          0.29        (0.51)          --        (0.45)
1995--Pilot Shares(g)..............     10.00        0.56           1.20           1.76        (0.56)          --           --
1995--Class A Shares(a)............     10.48        0.37           0.71           1.08        (0.37)          --           --
1995--Class B Shares(b)............     10.05        0.46           1.14           1.60        (0.46)          --           --

                                                                                 RATIO OF NET
                                     NET ASSET                                    INVESTMENT                 NET ASSETS
                                     VALUE AT                RATIO OF EXPENSES     INCOME TO     PORTFOLIO   AT END OF
                                      END OF       TOTAL      TO AVERAGE NET      AVERAGE NET    TURNOVER      PERIOD
                                      PERIOD     RETURN(c)       ASSETS(d)         ASSETS(d)       RATE      (IN 000'S)
                                     ---------   ---------   -----------------   -------------   ---------   ----------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares.................   $ 10.53       3.46%           0.65%             5.61%          87%      $145,066
1996--Class A Shares...............     10.54       3.44            0.85              5.44           87            632
1996--Class B Shares...............     10.52       2.43            1.65              4.60           87          1,237
1995--Pilot Shares(g)..............     11.20      18.03            0.62              6.45          132        137,261
1995--Class A Shares(a)............     11.19      10.41            0.82              5.76          132             87
1995--Class B Shares(b)............     11.19      16.19            1.62              5.19          132            146

                                      RATIO INFORMATION ASSUMING NO
                                          FEE WAIVER OR EXPENSE
                                              REIMBURSEMENT
                                     --------------------------------
                                                         RATIO OF NET
                                                          INVESTMENT
                                     RATIO OF EXPENSES    INCOME TO
                                      TO AVERAGE NET     AVERAGE NET
                                         ASSETS(c)        ASSETS(c)
                                     -----------------   ------------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares.................         0.82%            5.44%
1996--Class A Shares...............         1.07             5.22
1996--Class B Shares...............         1.82             4.43
1995--Pilot Shares(g)..............         0.87             6.20
1995--Class A Shares(a)............         1.12             5.46
1995--Class B Shares(b)............         1.87             4.94

--------------------------------------------------------------------------------

Pilot Intermediate Municipal Bond Fund

                                                    INCOME FROM INVESTMENT OPERATIONS
                                                 ----------------------------------------
                                                               NET REALIZED      TOTAL
                                     NET ASSET                AND UNREALIZED     INCOME     DIVIDENDS    IN EXCESS    DIVIDENDS
                                     VALUE AT       NET          GAIN ON          FROM       FROM NET      OF NET     FROM NET
                                     BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT   INVESTMENT   REALIZED
                                     OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME       INCOME       GAINS
                                     ---------   ----------   --------------   ----------   ----------   ----------   ---------
1996--Pilot Shares.................   $ 10.49      $ 0.48         $(0.13)        $ 0.35       $(0.48)      $   --      $ (0.02)
1996--Class A Shares...............     10.49        0.46          (0.11)          0.35        (0.46)          --        (0.02)
1995--Pilot Shares(g)..............     10.00        0.41           0.49           0.90        (0.41)          --           --
1995--Class A Shares(e)............      9.88        0.37           0.61           0.98        (0.37)          --           --

                                                                                 RATIO OF NET
                                     NET ASSET                                    INVESTMENT                 NET ASSETS
                                     VALUE AT                RATIO OF EXPENSES     INCOME TO     PORTFOLIO   AT END OF
                                      END OF       TOTAL      TO AVERAGE NET      AVERAGE NET    TURNOVER      PERIOD
                                      PERIOD     RETURN(c)       ASSETS(d)         ASSETS(d)       RATE      (IN 000'S)
                                     ---------   ---------   -----------------   -------------   ---------   ----------
1996--Pilot Shares.................   $ 10.34       3.43%           0.63%             4.60%          12%      $218,902
1996--Class A Shares...............     10.36       3.45            0.78              4.38           12            764
1995--Pilot Shares(g)..............     10.49       9.16            0.58              4.90            8        196,209
1995--Class A Shares(e)............     10.49      10.03            0.73              4.60            8            232

                                      RATIO INFORMATION ASSUMING NO
                                          FEE WAIVER OR EXPENSE
                                              REIMBURSEMENT
                                     --------------------------------
                                                         RATIO OF NET
                                                          INVESTMENT
                                     RATIO OF EXPENSES    INCOME TO
                                      TO AVERAGE NET     AVERAGE NET
                                         ASSETS(c)        ASSETS(c)
                                     -----------------   ------------
1996--Pilot Shares.................         0.79%            4.44%
1996--Class A Shares...............         1.03             4.13
1995--Pilot Shares(g)..............         0.81             4.67
1995--Class A Shares(e)............         1.06             4.27

--------------------------------------------------------------------------------

Pilot Municipal Bond Fund

                                                    INCOME FROM INVESTMENT OPERATIONS
                                                 ----------------------------------------
                                                               NET REALIZED      TOTAL
                                     NET ASSET                AND UNREALIZED     INCOME     DIVIDENDS    IN EXCESS    DIVIDENDS
                                     VALUE AT       NET          GAIN ON          FROM       FROM NET      OF NET     FROM NET
                                     BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT   INVESTMENT   REALIZED
                                     OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME       INCOME       GAINS
                                     ---------   ----------   --------------   ----------   ----------   ----------   ---------
1996--Pilot Shares.................   $ 10.70      $ 0.57         $ 0.01         $ 0.58       $(0.56)      $(0.01)     $ (0.03)
1996--Class A Shares...............     10.70        0.54           0.01           0.55        (0.53)       (0.01)       (0.03)
1996--Class B Shares...............     10.65        0.45             --           0.45        (0.44)       (0.01)       (0.03)
1995--Pilot Shares(g)..............     10.00        0.48           0.70           1.18        (0.48)          --           --
1995--Class A Shares(a)............     10.37        0.34           0.33           0.64        (0.34)          --           --
1995--Class B Shares(f)............     10.02        0.33           0.63           0.95        (0.33)          --           --

                                                                                 RATIO OF NET
                                     NET ASSET                                    INVESTMENT                 NET ASSETS
                                     VALUE AT                RATIO OF EXPENSES     INCOME TO     PORTFOLIO   AT END OF
                                      END OF       TOTAL      TO AVERAGE NET      AVERAGE NET    TURNOVER      PERIOD
                                      PERIOD     RETURN(c)       ASSETS(d)         ASSETS(d)       RATE      (IN 000'S)
                                     ---------   ---------   -----------------   -------------   ---------   ----------
1996--Pilot Shares.................   $ 10.68       5.44%           0.69%             5.20%          18%      $187,939
1996--Class A Shares...............     10.68       5.23            0.92              4.91           18          1,755
1996--Class B Shares...............     10.62       4.31            1.68              4.16           18          1,259
1995--Pilot Shares(g)..............     10.70      12.00            0.67              5.63           10        150,934
1995--Class A Shares(a)............     10.70       6.54            0.87              5.26           10            340
1995--Class B Shares(f)............     10.65       9.62            1.67              4.48           10            448

                                      RATIO INFORMATION ASSUMING NO
                                          FEE WAIVER OR EXPENSE
                                              REIMBURSEMENT
                                     --------------------------------
                                                         RATIO OF NET
                                                          INVESTMENT
                                     RATIO OF EXPENSES    INCOME TO
                                      TO AVERAGE NET     AVERAGE NET
                                         ASSETS(c)        ASSETS(c)
                                     -----------------   ------------
1996--Pilot Shares.................         0.80%            5.09%
1996--Class A Shares...............         1.08             4.75
1996--Class B Shares...............         1.79             4.05
1995--Pilot Shares(g)..............         0.86             5.44
1995--Class A Shares(a)............         1.11             5.02
1995--Class B Shares(f)............         1.86             4.29

---------------

(a) Class A share activity commenced February 7, 1995.

(b) Class B share activity commenced November 10, 1994.

(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.

(d) Annualized.

(e) Class A share activity commenced November 18, 1994.

(f) Class B share activity commenced December 27, 1994.

(g) Pilot share activity commenced November 7, 1994.

INVESTMENT OBJECTIVES, POLICIES
AND RISK FACTORS

The Pilot Funds uses a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to attain its investment objective, there can be no assurance it will be successful. Shareholder approval is not required to change the investment objective of a Fund. However, shareholders will be given at least 30 days' prior written notice in the event of a change in a Fund's investment objective. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise stated, each investment policy described below may be changed at any time by The Pilot Funds' Board of Trustees without shareholder approval.

Pilot Diversified Bond Income Fund

Pilot Diversified Bond Income Fund offers investors a means of participating in the fixed income securities market.

The investment objective of Pilot Diversified Bond Income Fund is to seek current income consistent with preservation of capital by investing primarily in debt securities. The Fund seeks total return as a secondary objective. While there are no restrictions on the maturity of individual securities on the maturity of individual securities selected by the Fund, the Fund's average weighted maturity will be between five and fifteen years except during temporary defensive periods or unusual market conditions.

Under normal circumstances, Pilot Diversified Bond Income Fund invests at least 65% of its total assets in "bonds," which term refers to instruments identified as bonds as well as other debt securities, such as debentures, notes, asset-backed and mortgage-backed securities, variable and floating rate instruments, zero coupon and stripped securities, participations and trust receipts, American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and cash equivalents, and includes obligations of U.S. and foreign corporate and government issuers. The Fund does currently intend to invest more than 5% of its total assets in foreign securities.

The Fund will purchase only those debt securities rated A or better by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. If a portfolio security ceases to be rated at least A or if the Adviser determines that an unrated security held by the Fund is no longer of comparable quality, the Fund may continue to hold that security so long as the security is rated at least BBB (or its equivalent) by at least one NRSRO or, if unrated, is determined by the Adviser to be of comparable quality. The value of such downgraded securities will not exceed 35% of the Fund's total assets.

The Fund may also invest in futures contracts and options. From time to time, the Fund may also hold uninvested cash reserves which do not earn income. For a further description of the Fund's policies with respect to foreign securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities Fund

The Pilot Intermediate U.S. Government Securities Fund and the Pilot U.S. Government Securities Fund (sometimes referred to together as the "Government Funds") offer investors two alternatives for participating in the fixed income securities market with a concentration in U.S. Government securities. The average weighted maturity of the Pilot Intermediate U.S. Government Securities Fund is normally expected to be shorter than that of the Pilot U.S. Government Securities Fund.

The investment objective of each Fund is to seek total return and preservation of capital by investing primarily in U.S. Government securities and repurchase agreements collateralized by such securities. Each Fund will emphasize the capital appreciation component of total return. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Pilot Intermediate U.S. Government Securities Fund will be between three and ten years and the average weighted maturity of the Pilot U.S. Government Securities Fund will be between five and thirty years.

Each Fund invests at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. Each Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of a number of U.S. Government agencies and instrumentalities. Each Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically had a very low risk of loss of principal if held to maturity. The Funds, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.

Each Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. See "Pilot Diversified Bond Income Fund" above for a description of ADRs and EDRs and cash equivalents. The Funds will purchase only those investments which are rated investment grade by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by a Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by a Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Obligations in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.

Additionally, each Fund may also invest in futures contracts and options. From time to time, each Fund may also hold uninvested cash reserves which do not earn income. For a further description of the Funds' policies with respect to foreign securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

The value of each Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

Pilot Intermediate Municipal Bond Fund
and Pilot Municipal Bond Fund

The Pilot Intermediate Municipal Bond Fund and the Pilot Municipal Bond Fund (sometimes referred to together as the "Municipal Bond Funds") offer investors two alternatives for participating in the municipal securities market. The average weighted maturity of the Pilot Intermediate Municipal Bond Fund is normally expected to be shorter than the average weighted maturity of the Pilot Municipal Bond Fund.

The investment objective of each Fund is to seek current income free of federal income tax as is consistent with preservation of capital. Each Fund seeks to attain its objective by investing its assets primarily in debt obligations of states, territories and possessions of the United States, the District of Columbia and of their agencies, authorities, instrumentalities and political sub-divisions ("Municipal Obligations") that are rated investment grade or above by one or more NRSROs at the time of purchase. Obligations purchased by a Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. See "Pilot Growth and Income Fund and Pilot Equity Income Fund" above for a description of the risks of investing in securities with the lowest investment grade ratings. If a portfolio security ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by a Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. While each Fund has the flexibility to invest in Municipal Obligations with short, medium or long term maturities, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Pilot Intermediate Municipal Bond Fund will be between three and ten years, and the average weighted maturity of the Pilot Municipal Bond Fund will be between five and thirty years.

Under normal market and economic conditions, each Fund will invest at least 80% of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax. In addition, under normal market conditions each Fund may invest up to 20% of its net assets in taxable instruments, including zero coupon bonds, cash equivalents and certain so-called private activity bonds, which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax. See "Pilot Diversified Bond Income Fund" above for a description of cash equivalents. The Funds may also invest in futures contracts and options. From time to time, each Fund may also hold uninvested cash reserves that do not earn income. For a further description of the Funds' policies with respect to Municipal Obligations and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

Although the MUNICIPAL BOND FUNDS do not presently intend to do so on a regular basis, either Fund may invest more than 25% of its total assets in Municipal Obligations the interest on which comes solely from revenues of similar projects. When a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated. Payment on Municipal Obligations held by a Municipal Bond Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligation.

The value of each Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

PORTFOLIO INSTRUMENTS AND PRACTICES

--U.S. Government Obligations. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by certain U.S. Government agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others, like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

--Asset-Backed and Mortgage-Backed Securities. EACH FUND may invest in asset-backed securities (i.e., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each Fund may make significant investments in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The rate of prepayments on asset-backed instruments and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or the value of a Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. Each Fund may also invest in mortgage-backed securities of other issuers, such as the Federal National Mortgage Association, which are not guaranteed by the U.S. Government. Moreover, each Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities. Unscheduled or early payments on the underlying mortgage may shorten the effective maturities of mortgage-backed securities and lessen their growth potential. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return on reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund does not appreciate as rapidly as the price of non-callable debt securities.

--Municipal Obligations. Each of the MUNICIPAL BOND FUNDS will invest primarily in Municipal Obligations. The two principal classifications of Municipal Obligations are "general obligation" securities (which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source). A third type of Municipal Obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is a moral commitment but not a legal requirement of the state or municipality which created the issuer. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser, under the supervision of the Board of Trustees, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be canceled.

Securities acquired by each of the Municipal Bond Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Obligations. Such Obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero-Coupon Receipts." The Funds may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives a Fund an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest (although securities held by the issuer may have longer maturities). If a participation interest is unrated, the Adviser will have determined that the interest is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

In addition, each Municipal Bond Fund may also hold other tax-exempt derivative instruments, which may be in the form of tender options bonds, participations, custodial receipts and bonds that have interest rates that re-set inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because certain of these instruments are leveraged, their market values may be more volatile than other types of Municipal Obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument or other types of Municipal Obligations is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors of the instruments. The Pilot Funds and the Adviser rely on these opinions and do not intend to review the bases for them.

Municipal Obligations purchased by the Funds may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a Municipal Obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Risk Factors-Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

--Corporate Obligations. EACH FUND may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, and Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates. Each of the GOVERNMENT FUNDS may also purchase obligations issued by foreign corporations. Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates.

Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top two categories by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined by the Adviser to be of comparable quality.

--Repurchase Agreements. EACH FUND, except the MUNICIPAL BOND FUNDS, may enter into repurchase agreements which involve a purchase of portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. The Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. The term of these agreements is usually from overnight to one week and in any event, the Funds intend that such agreements will not have maturities longer than 60 days.

A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

--Reverse Repurchase Agreements. EACH FUND is authorized to make limited borrowings for temporary purposes by entering into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored by the Adviser to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income. The Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

--Variable and Floating Rate Instruments. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness represented by the instrument as well as its interest rate may vary. Because of the absence of a market in which to resell variable or floating rate instruments, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

--Zero Coupon Securities. EACH FUND may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

A Fund will be required to include in income daily portions of original issue discount accrued which will cause the Fund to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

--Stripped Securities. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRS (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasuries).

In addition, EACH FUND may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

--Participations and Trust Receipts. EACH FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity.

--When-Issued Purchases, Forward Commitments and Delayed Settlements. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Funds may purchase or sell securities on a "delayed settlement" basis.

When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases, forward commitments and delayed settlement transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. In the event a Fund's when-issued purchases, forward commitments and delayed settlement transactions ever exceeded 25% of the value of its total assets, a Fund's liquidity and the ability of the Adviser to manage the Fund might be adversely affected. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective.

--Stand-by Commitments. Each of the MUNICIPAL BOND FUNDS may acquire stand-by commitments under which a dealer agrees to purchase certain Municipal Obligations at the Fund's option at a price equal to amortized cost plus interest. These commitments will be used only to assist in maintaining the liquidity of the Funds, and not for trading purposes.

--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of each of the Funds, has obtained relief from the SEC to permit each Fund to invest any uninvested cash reserves in an amount not to exceed 25% of its total assets in affiliated money market funds. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a

Fund pays in connection with its own operations. The Adviser may waive its advisory fee on that portion of any Fund's assets which are invested in the securities of affiliated money market funds managed by the Adviser or any of its affiliates.

--Securities Lending. EACH FUND may lend securities held in its portfolio to financial institutions (such as banks and broker-dealers) as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to financial institutions the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33 1/3% of its total assets. Securities loans will be fully collateralized.

--Mortgage Rolls. Each of the GOVERNMENT FUNDS may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities but it does earn interest on the cash proceeds of the initial sale. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, liquid assets in the amount of the future purchase commitment will be set apart for the Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for any of the Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.

--Options. EACH FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

OPTIONS TRADING IS A HIGHLY SPECIALIZED ACTIVITY AND MAY CARRY GREATER THAN ORDINARY INVESTMENT RISK. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The Funds may use options to manage their exposure to changing interest rates and/or security prices. The use of covered call and secured put options will not be a primary investment technique of any Fund.

--Futures and Related Options. EACH FUND may enter into futures contracts and options on such futures contracts as a hedge against anticipated interest rate fluctuations. Such fluctuations could have an effect on securities that a Fund holds in its portfolio or intends to sell. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) except for bona fide hedging purposes unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

EACH FUND may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

More information regarding futures contracts and related options can be found in the Statement of Additional Information, which is available upon request.

--Forward Foreign Currency Exchange Contracts. Because DIVERSIFIED BOND INCOME FUND and the GOVERNMENT FUNDS may each buy and sell securities and receive dividend and interest proceeds in currencies other than the U.S. dollar, these Funds may from time to time enter into forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.

The purpose of entering into these contracts is to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than the performance it would have had if it had not engaged in forward contracts.

--Liquidity Considerations. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a FUND WILL NOT KNOWINGLY INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID SECURITIES. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, certain certificates of participation, trust receipts, tax-exempt derivative instruments, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 15% limitation.

--Portfolio Turnover. EACH FUND may engage in short-term trading to achieve its investment objective. The annual portfolio turnover rates for the Funds are not expected to exceed 100% during the next twelve months. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "The Business of the Fund-- Tax Implications").

--Other Information. Certain brokers who are affiliated with The Pilot Funds may act as broker for the Funds on exchange portfolio transactions, subject, however, to procedures adopted by the Board of Trustees. Commissions, fees or other remuneration paid to an affiliated broker must be at least as favorable as those which the Trustees believe to be charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. A transaction will not be placed with an affiliated broker if a Fund would have to pay a commission rate less favorable than the affiliated broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the affiliated broker acts as a clearing broker for another brokerage firm, and any customers of the affiliated broker not comparable to The Pilot Funds as determined by the Board of Trustees.

The Pilot Funds has also adopted certain procedures which enable a Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which an affiliated broker is a member. These procedures establish certain limitations on the amount of securities which can be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Because of the active role which may be played by affiliated brokers in the underwriting of securities, a Fund's ability to purchase securities in the primary market may from time to time be limited.

RISK FACTORS

--Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

--Other Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should be aware that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also be aware that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Funds may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

FUNDAMENTAL LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental." Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information, which is available upon request.

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions described in the Statement of Additional Information).

2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations, as described in the Statement of Additional Information) more than 5% of its total assets in the securities of a single issuer or subject to puts from any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. A Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

4. A Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

INVESTING IN THE PILOT FUNDS

HOW TO BUY SHARES

Pilot Shares are sold on a continuous basis by Pilot Funds Distributors, Inc. (the "Distributor").

Pilot Shares are sold to Boatmen's Trust Company (referred to as "Boatmen's" or the "Adviser") and its affiliates (Boatmen's and such affiliates being sometimes referred to herein individually as an "Institution" and collectively as "Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships, institutions and corporations. All share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Pilot Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with the Institutions.

Pilot Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Fund's transfer agent. The minimum initial investment in a Fund for an Institution is $500,000 with no minimum subsequent investment. Institutions may establish different minimum investment requirements for their Customers and may charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

Purchase orders placed by an Institution for Pilot Shares must be received by the Funds' transfer agent before the close of regular trading hours (currently 3:00 p.m. Central time) on the New York Stock Exchange (the "Exchange") on a day when the Exchange is open for trading (a "Business Day"), which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Payment for shares must be made by Institutions in federal funds or other funds immediately available to the Funds' custodian no later than 3:00 p.m. (Central time) on the Business Day immediately following placement of the purchase order. On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Funds in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be canceled, notice will be given, and the Institution will be responsible for any loss to The Pilot Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

Purchase orders must include the purchasing Institution's tax identification number. The Pilot Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt notice. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates will not be issued.

HOW TO SELL SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by The Pilot Funds' transfer agent. The Pilot Funds imposes no charges when Pilot Shares are redeemed. Institutions may charge fees to their Customers for their services in connection with the instructions and limitations pertaining to the account at the Institution.

The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940.

The Pilot Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Funds may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions and not as a result of market fluctuations.

It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to The Pilot Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for all Funds are normally wired to the redeeming Institution the following Business Day after receipt of the order by the transfer agent. The Pilot Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.

With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise.

The net asset value of shares that are redeemed may be more or less than their original cost, depending on a Fund's current net asset value.

Explanation of Sales Price

Pilot Shares of the Funds are sold at net asset value. NET ASSET VALUE PER SHARE is determined on each Business Day (as defined above) at 3:00 p.m. (Central time) with respect to each Fund by adding the value of a Fund's investments, cash and other assets attributable to its Pilot Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Pilot Shares in the Fund that are outstanding. The assets of the Funds are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Funds' Statement of Additional Information, which is available upon request.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

Dividends for each Fund are derived from its net investment income. For the Government and Municipal Bond Funds, it comes from the interest on the bonds and other investments that they hold in their portfolios. For the Equity Funds, net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios.

The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

What are your dividend and distribution options?

Shareholders of record receive dividends and net capital gain distributions. Dividends and distributions will be paid in cash unless you specifically elect to receive payment in additional shares of the same share class of a Fund for which the dividend or distribution was declared. Your election and any subsequent change should be made in writing to your Institution.

Your election is effective for dividends and distributions with record dates (with respect to the Equity Funds) or payment dates (with respect to the Government and Municipal Bond Funds) after the date the Institution receives the election.

When are dividends and distributions declared and paid?

Dividends are declared daily and paid monthly. Shares of the Funds begin earning dividends the first Business Day after acceptance of the purchase order for which

The Pilot Funds' custodian has received payment and stop earning dividends the Business Day such shares are redeemed. If all of the Pilot Shares held by an Institution in such a Fund are redeemed, the Fund will make a cash payment of any accrued dividends within five business days after redemption.

Net capital gain distributions for each of the Funds, if any, are distributed at least annually after any reductions for capital loss carryforwards.

EXCHANGE PRIVILEGE

If you wish, Pilot Shares of a Fund may be exchanged for Class A Shares of the same Fund without payment of a sales charge in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates. Similarly, a Customer may exchange Class A Shares for Pilot Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. Pilot Shares of a Fund may also be exchanged for Pilot Shares of any of the other investment portfolios of The Pilot Funds. Class A Shares are subject to the same shareholder transaction expenses as Pilot Shares except that purchases of Class A Shares (other than by exchange) may be subject to a front-end sales charge. Class A Shares are subject to the same annual fund operating expenses as Pilot Shares except that Class A Shares are subject to annual Rule 12b-1 Distribution Payments of 0.25% of average net assets. In addition, the procedures for effecting transactions in Fund shares and other features related to the servicing and maintenance of Fund accounts may differ for Class A Shares from those applicable to Pilot Shares depending on whether a shareholder chooses to hold the account containing Class A Shares directly with the Funds or through a broker/dealer or other intermediary institution (a "Service Organization"). For more information on holding Class A Shares of a Fund, please see the prospectus for Class A and B Shares which can be obtained by calling 1/800 71-PILOT and, where appropriate, consult the Service Organization through which the Class A Shares of the Fund received by exchange will be held. The particular class of shares or Fund you are exchanging into must be registered for sale in your state. The exchange privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the exchange privilege except where notice is not required by the Securities and Exchange Commission.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of an unlimited number of shares in each of three share classes (Pilot Shares, Class A Shares and Class B Shares) in the Funds. Each Fund is classified as a diversified company. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

The Pilot Shares of the Funds are described in this prospectus. The Funds also offer Class A and Class B Shares. Class A Shares are sold with a maximum 4.5% (4.0% for Diversified Bond Income Fund, Intermediate U.S. Government Securities Fund and Intermediate Municipal Bond Fund) front-end sales charge, and Class B Shares are sold with a maximum 4.5% (4.0% for Diversified Bond Income Fund, Intermediate U.S. Government Securities Fund and Intermediate Municipal Bond
Fund) contingent deferred sales charge. Pilot, Class A and Class B Shares bear their pro rata portion of all operating expenses paid by the Funds. In addition, Class A and Class B Shares bear all payments under the Funds' Distribution Plans (the "Plans"). Under the Plans the Distributor receives fees for distribution and shareholder support services.

Payments under the Distribution Plan for Class A Shares may be made for payments to broker-dealers and financial institutions under agreements with those organizations for personal services provided to Class A shareholders and/or the maintenance of Class A shareholder accounts. Payments under the Distribution Plan for Class B Shares, in addition to being used for the same purposes as payments under the Distribution Plan for Class A Shares, may be used to reimburse sales commissions and other fees paid to broker-dealers who sell Class B Shares and may also be used for advertising and marketing. Payments under the Distribution Plan for

Class A Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Class A Shares. Payments under the Distribution Plan for Class B Shares may not exceed 1.00% (on an annual basis) of the average daily net asset value of outstanding Class B Shares. Distribution payments under the Distribution Plans are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1.

The Pilot Funds offers various services and privileges in connection with its Class A and Class B Shares that are not offered in connection with its Pilot Shares, including an automatic investment plan and an automatic withdrawal plan. Class B Shares convert automatically to Class A Shares eight years after the beginning of the calendar month in which the shares were purchased. Persons selling or servicing Class A and Class B Shares of the Funds may receive different compensation with respect to one particular class of shares over another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all The Pilot Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote on matters relating to the Distribution Plan for Class A Shares and only Class B shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS' principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer whose ultimate corporate parent is The BISYS Group, Inc., is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63178.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of June 30, 1996, Boatmen's and its affiliates managed $
billion in assets ($     billion over which they had investment discretion and
$     billion over which they did not have investment discretion).

Boatmen's Bancshares, Inc., Boatmen's parent, ("Bancshares") is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks Boatmen's, and more than fifty banks and trust companies located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company and a credit card bank.

On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which is currently expected to take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. If the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.

Pilot Intermediate Municipal Bond Fund, Pilot Municipal Bond Fund, and Pilot Intermediate Municipal Bond Fund each commenced operations on November 7, 1994 upon the transfer to each Fund of a portion of assets of a common trust fund of Boatman's Trust Company (the "Commingled Funds") having corresponding investment objectives, policies and limitations in exchange for shares of such Fund. Each Fund's portfolio of investments on November 7, 1994 was substantially the same as the portfolio of the corresponding Commingled Fund immediately prior to the transfer.

Because each Commingled Fund constitutes a "predecessor" of its corresponding Fund, each corresponding Fund calculates the performance for each of its classes for periods commencing prior to the transfer of Commingled Fund assets to the Fund by including its Commingled Fund predecessor's total return adjusted to reflect the deduction of estimated fees and expenses applicable to that class as stated in the expense table of the Fund's initial prospectus.

The quoted performance data includes the performance of the Commingled Funds for periods before their corresponding Funds' commencement of operations including periods when the Commingled Funds were managed by the Adviser's predecessor in interest or affiliate. The Commingled Funds have not been and are not currently registered under the 1940 Act or subject to the investment restrictions imposed by the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance might have been adversely affected. The performance information set forth below reflects past performance and is not necessarily indicative of the future performance of the Funds, or any of the other investment portfolios of The Pilot Funds. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns for the period ended September 30, 1996.

                             1 YEAR
                                                     PILOT SHARES
                                                     ------------
Pilot Intermediate Municipal Bond Fund and its
  predecessor                                                 %
Pilot Intermediate U.S. Government Securities Fund
  and its predecessor                                         %
Pilot Municipal Bond Fund and its predecessor                 %

                             3 YEARS
                                                     PILOT SHARES
                                                     ------------
Pilot Intermediate Municipal Bond Fund and its
  predecessor                                                 %
Pilot Intermediate U.S. Government Securities Fund
  and its predecessor                                         %
Pilot Municipal Bond Fund and its predecessor                 %

                             5 YEARS
                                                     PILOT SHARES
                                                     ------------
Pilot Intermediate Municipal Bond Fund and its
  predecessor                                                 %
Pilot Intermediate U.S. Government Securities Fund
  and its predecessor                                         %
Pilot Municipal Bond Fund and its predecessor                 %

                            10 YEARS
                      (OR SINCE INCEPTION)
                                                     PILOT SHARES
                                                     ------------
Pilot Intermediate Municipal Bond Fund and its
  predecessor                                                 %
Pilot Intermediate U.S. Government Securities Fund
  and its predecessor                                         %
Pilot Municipal Bond Fund and its predecessor                 %

The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if operating expenses applicable to the Pilot Shares (as estimated at commencement of operations) had been incurred during the periods shown.

The Fixed Income Committee of Boatmen's is primarily responsible for the day-to-day management of the investment portfolio of each of the Government Funds and Municipal Bond Funds.

Although expected to be infrequent, Boatmen's may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Boatmen's) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Boatmen's will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Martin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

Boatmen's is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 0.55% of Pilot Diversified Bond Income Fund's average daily net assets, 0.55% of the Pilot Intermediate U.S. Government Securities Fund's average daily net assets, 0.55% of the Pilot U.S. Government Securities Fund's average daily net assets, 0.55% of the Pilot Intermediate Municipal Bond Fund's average daily net assets, and 0.55% of the Pilot Municipal Bond Fund's average daily net assets. For the fiscal year ended August 31, 1996, the funds paid advisory fees in the amount of 0.35%, 0.40%, 0.40% and 0.45% for Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively. Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.

Additionally, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion. For the fiscal year ended August 31, 1996, the Pilot Funds paid administration fees to BISYS in the amount of $217,071, $133,452, $219,483 and $166,741 for Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively. For the fiscal period ended August 31, 1995, The Pilot Funds paid administration fees to BISYS in the amount of $28,065, $11,784, $52,366 and $23,572 for Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively.

Operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

In order to so qualify, each Fund intends to pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends and gains attributable to market discount on taxable as well as tax-exempt securities. To the extent you receive such a dividend based on either investment company taxable income or the excess of net short-term capital gain over net long-term capital loss, you would treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, other than the "exempt interest dividends" from the Municipal Bond Funds, will be taxable to you as ordinary income. Also, to the extent that a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.

In addition, each Municipal Bond Fund intends to pay at least 90% of its net exempt-interest income as dividends known as "exempt-interest dividends". These dividends may be treated by you as excludable from your gross income (unless the exclusion would be disallowed because of your particular situation). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.

If a Municipal Bond Fund holds certain so-called "private activity bonds" issued after August 7, 1986 shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds. The maximum federal alternative minimum tax rate is 28% for individuals. In addition, corporations will need to take into account all exempt-interest dividends paid by these Funds in determining certain adjustments for the federal alternative minimum tax and the environmental tax.

Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

Before you purchase shares of a Fund, you should consider the effect of any capital gain distributions that are expected to be declared or that have been declared, but not yet paid. When a Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable distribution or dividend.

Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, generally depending on the difference in the prices at which the shareholder purchased and sold the shares. This gain or loss will be long-term or short-term, generally depending on how long the shareholder held the shares.

Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. In particular, except as stated below, dividends paid by the Government Funds and the Municipal Bond Funds may be taxable under state or local law as dividend income, even though all or part of those dividends come from interest on obligations that would be free of such income taxes if held by you directly.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for each Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

YIELDS for the Funds are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

TAX-EQUIVALENT YIELDS for the Municipal Bond Funds show the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and are calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate.

Performance comparisons:

The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return and yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for these Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Index, the Merrill Lynch Bond Index, the Wilshire 5000 Equity Index or the Consumer Price Index.

PERFORMANCE QUOTATIONS WILL FLUCTUATE, AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF TOTAL RETURN AND YIELD.

INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
---------------------------------------------------------------

----- Financial
      Direction
     LOGO

                                                        January 2, 1997


                    The
                   Pilot
                   Funds

                                                      PILOT DIVERSIFIED BOND
                                                      INCOME FUND

                                                      PILOT U.S. GOVERNMENT
                                                      SECURITIES FUND

                                                      PILOT INTERMEDIATE U.S.
                                                      GOVERNMENT SECURITIES FUND

                                                      PILOT MUNICIPAL
                                                      BOND FUND

                                                      PILOT INTERMEDIATE
                                                      MUNICIPAL BOND FUND

                                                      Class A Shares and
                                                      Class B Shares







                                                         PROSPECTUS ENCLOSED

                               TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
EXPENSE SUMMARY...................................................................................      3
FINANCIAL HIGHLIGHTS..............................................................................      6
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS..................................................      8
     Pilot Diversified Bond Income Fund...........................................................      8
     Pilot Intermediate U.S. Government Securities Fund...........................................      8
     Pilot U.S. Government Securities Fund........................................................      8
     Pilot Intermediate Municipal Bond Fund.......................................................      9
     Pilot Municipal Bond Fund....................................................................      9
  PORTFOLIO INSTRUMENTS AND PRACTICES.............................................................     10
  RISK FACTORS....................................................................................     16
  FUNDAMENTAL LIMITATIONS.........................................................................     16
INVESTING IN THE PILOT FUNDS......................................................................     17
  HOW TO BUY SHARES...............................................................................     19
  HOW TO SELL SHARES..............................................................................     23
  TRANSACTION RULES...............................................................................     24
  SHAREHOLDER SERVICES............................................................................     26
  DIVIDENDS AND DISTRIBUTIONS.....................................................................     29
DISTRIBUTION AND SERVICE ARRANGEMENTS.............................................................     30
THE PILOT FAMILY OF FUNDS.........................................................................     31
THE BUSINESS OF THE FUND..........................................................................     31
  FUND MANAGEMENT.................................................................................     31
  TAX IMPLICATIONS................................................................................     34
  MEASURING PERFORMANCE...........................................................................     35

                                THE PILOT FUNDS

                                      LOGO

   PROSPECTUS FOR CLASS A SHARES AND CLASS B SHARES OF PILOT DIVERSIFIED BOND INCOME, PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES, PILOT U.S. GOVERNMENT SECURITIES, PILOT INTERMEDIATE MUNICIPAL BOND AND PILOT MUNICIPAL BOND FUNDS


January 2, 1997

--------------------------------------------------------------------------------

        PILOT FUND                            GOAL                           FOR INVESTORS WHO WANT
--------------------------    ------------------------------------    ------------------------------------
DIVERSIFIED BOND INCOME       Current income consistent with          Current income from debt securities
                              preservation of capital by investing    and are willing to accept
                              primarily in debt securities. The       fluctuations in price and yield.
                              Fund seeks total return as a
                              secondary objective and will have an
                              average weighted maturity of from
                              five to fifteen years.
----------------------------------------------------------------------------------------------------------
INTERMEDIATE U.S.             Total return and preservation of        The Fund will emphasize the capital
GOVERNMENT SECURITIES         capital by investing primarily in       appreciation component of total
                              U.S. Government securities and          return. U.S. Government securities
                              repurchase agreements. The Fund will    and less principal volatility than
                              generally have an average weighted      normally associated with a long-term
                              maturity of from three to ten years.    fund.
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES    Total return and preservation of        Capital appreciation over the long
                              capital by investing in U.S.            term as well as current income from
                              Government securities and repurchase    U.S. Government securities and are
                              agreements. Capital appreciation        willing to accept fluctuations in
                              over the long term as well as           price and yield.
                              current income from the Fund will
                              generally have an average weighted
                              maturity of from five to thirty
                              years.
----------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL        Current income free of federal          Current income that is free from
BOND                          income tax as is consistent with        regular federal income tax and less
                              preservation of capital through         principal volatility than normally
                              investments primarily in investment     associated with a long-term fund.
                              grade municipal obligations. The
                              Fund will generally have an average
                              weighted maturity of from three to
                              ten years.
----------------------------------------------------------------------------------------------------------
MUNICIPAL BOND                Current income free of federal          Current income that is free from
                              income tax as is consistent with        regular federal income tax and are
                              preservation of capital through         willing to accept fluctuations in
                              investments primarily in investment     price and yield.
                              grade municipal obligations. The
                              Fund will generally have an average
                              weighted maturity of from five to
                              thirty years.
----------------------------------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.

This Prospectus describes two classes of shares from which investors may choose in Pilot Diversified Bond Income, Pilot Intermediate U.S. Government Securities, Pilot U.S. Government Securities, Pilot Intermediate Municipal Bond and Pilot Municipal Bond Funds. Class A Shares are sold with a front-end sales charge; Class B shares are sold with a deferred sales charge. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.


More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/71-PILOT. The Statement of Additional Information, as it may be revised from time to time, is dated January 2, 1997 and is incorporated by reference into (considered a part of) the Prospectus.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Funds' shareholder transaction expenses and the operating expenses which the Funds expect to incur during the current fiscal year on their Class A and Class B Shares. Examples based on this information are also provided.

                                                                            DIVERSIFIED          INTERMEDIATE
                                                                            BOND INCOME         U.S. GOVERNMENT
                                                                               FUND             SECURITIES FUND
                                                                          ---------------       ---------------
                                                                          CLASS      CLASS      CLASS      CLASS
                                                                          A          B          A          B
                                                                          ----       ----       ----       ----
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases
      (as a percentage of offering price)...............................  4.00%(1)   None       4.00%(1)   None
    Sales Charge Imposed on Reinvested Dividends........................  None       None       None       None
    Deferred Sales Charge (as a percentage of original purchase price or
      redemption proceeds, whichever is lower)..........................  None       4.00%(2)   None       4.00%(3)
    Exchange Fee........................................................  None       None       None       None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND EXPENSE
  REIMBURSEMENTS (as a percentage of average net assets):
    Management Fees (after waivers)(4)..................................  0.40%      0.50%      0.35%      0.35%
    Rule 12b-1/Distribution Payments....................................  0.25%      1.00%      0.25%      1.00%
    Other Expenses (after reimbursements)(4)............................  0.25%      0.25%      0.22%      0.22%
                                                                          ----       ----       ----       ----
    Total Fund Operating Expenses After Fee Waivers and Expense
      Reimbursements(4).................................................   .90%      1.75%      0.82%      1.57%
                                                                          =====      =====      =====      =====

                                                                           INTERMEDIATE
                                                    U.S. GOVERNMENT       MUNICIPAL BOND        MUNICIPAL BOND
                                                    SECURITIES FUND            FUND                  FUND
                                                    ---------------       ---------------       ---------------
                                                    CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
                                                    A          B          A          B          A          B
                                                    ----       ----       ----       ----       ----       ----
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases
      (as a percentage of offering price).........  4.50%(1)   None       4.00%(1)   None       4.50%(1)   None
    Sales Charge Imposed on Reinvested
      Dividends...................................  None       None       None       None       None       None
    Deferred Sales Charge (as a percentage of
      original purchase price or redemption
      proceeds, whichever is lower)...............  None       4.50%(2)   None       4.00%(3)   None       4.50%(2)
    Exchange Fee..................................  None       None       None       None       None       None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS
  AND EXPENSE REIMBURSEMENTS (as a percentage of
  average net assets):
    Management Fees (after waivers)(4)............  0.40%      0.40%      0.40%      0.40%      0.45%      0.45%
    Rule 12b-1/Distribution Payments..............  0.25%      1.00%      0.25%      1.00%      0.25%      1.00%
    Other Expenses (after reimbursements)(4)......  0.22%      0.22%      0.18%      0.18%      0.22%      0.22%
                                                    ----       ----       ----       ----       ----       ----
    Total Fund Operating Expenses After Fee
      Waivers and Expense Reimbursements(4).......  0.87%      1.62%      0.83%      1.58%      0.92%      1.67%
                                                    =====      =====      =====      =====      =====      =====

------------
(1) Reduced sales charges may be available. See "Shareholder Services--Front-End Sales Charge Reductions."
(2) This amount applies to redemptions during the first year. The charge decreases .50% annually to 2.50% for redemptions made during the fifth year and then decreases .75% to 1.75% for redemptions made during the sixth year. No deferred sales charge is charged for redemptions made after the sixth year. See "How to Buy Shares-- Explanation of Sales Price."

(3) This amount applies to redemptions during the first year. The charge decreases .50% annually to 2.00% for redemptions made during the fifth year and then decreases .75% to 1.25% for redemptions made during the sixth year. No deferred sales charge is charged for redemptions made after the sixth year. See "How to Buy Shares-- Explanation of Sales Price."

(4) This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. Without waivers by the Adviser, investment management fees as a percentage of net assets would be 0.55%, 0.55%, 0.55%, 0.55% and 0.55% for the Pilot Diversified Bond Income, Pilot Intermediate U.S. Government Securities, Pilot U.S. Government Securities, Pilot Intermediate Municipal Bond and Pilot Municipal Bond Funds, respectively. Other Expenses also reflect reimbursements by the Adviser and Administrator. Absent reimbursement, Other Expenses would be 0.77% and 0.77% for the Class A and
    Class B Shares, respectively, of Pilot Diversified Bond Income Fund;      %
    and      % for the Class A and Class B Shares, respectively, of Pilot
    Intermediate U.S. Government Securities Fund;      % and      % for the
    Class A and Class B Shares, respectively, of Pilot U.S. Government
    Securities Fund; be      % and      % for the Class A and Class B Shares,
    respectively, of;      % and      % for the Class A and Class B Shares,
    respectively, of Pilot Intermediate Municipal Bond Fund; and      % and
         % for the Class A and Class B Shares, respectively, of Pilot Municipal Bond Fund. Absent waivers and expense reimbursements, the total operating
    expenses for the Funds would be      % and      % for Class A Shares and
    Class B Shares, respectively, of the Pilot Diversified Bond Income Fund; 1.12% and 1.87% for Class A Shares and Class B Shares, respectively, of the Pilot Intermediate U.S. Government Securities Fund; 1.12% and 1.87% for Class A Shares and Class B Shares, respectively, of the Pilot U.S. Government Securities Fund; 1.06% and 1.81% for Class A Shares and Class B Shares, respectively, of the Pilot Intermediate Municipal Bond Fund; and 1.11% and 1.86% for Class A Shares and Class B Shares, respectively, of the Pilot Municipal Bond Fund. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund at the discretion of the Adviser or Administrator and without the consent of the Funds. The Adviser has voluntarily agreed to limit the total operating expenses of the Pilot Shares of Pilot Diversified Bond Income Fund to 0.65% of the Fund's average net assets until February 1, 1998 which will have the effect of limiting the expenses of Class A and Class B shares of the Fund to 0.90% and 1.65%, respectively, of the Fund's average net assets for the same period. You should note that any fees that are charged by the Funds' Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to and not reflected in the fees and expenses described above.


BECAUSE OF THE DISTRIBUTION PAYMENTS PAID BY THE FUNDS AS SHOWN IN THE ABOVE TABLE, LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE: Assume that the annual return on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:


                                                    1           3               5           10
                                                   YEAR        YEARS          YEARS        YEARS
                                                   AFTER       AFTER          AFTER        AFTER
                                                   PURCHASE    PURCHASE       PURCHASE     PURCHASE
                                                   ----        ----           -----        -----
PILOT DIVERSIFIED BOND INCOME FUND
     Class A Shares(1)...................          $ 49        $ 68           $  88        $ 146
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 57        $ 82           $ 110        $ 195
          Assuming no redemption.........          $ 17        $ 52           $  90        $ 195
PILOT INTERMEDIATE U.S. GOVERNMENT
  SECURITIES FUND
     Class A Shares(1)...................          $           $              $            $
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $           $              $            $
          Assuming no redemption.........          $           $              $            $
PILOT U.S. GOVERNMENT SECURITIES FUND
     Class A Shares(1)...................          $           $              $            $
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $           $              $            $
          Assuming no redemption.........          $           $              $            $
PILOT INTERMEDIATE MUNICIPAL BOND FUND
     Class A Shares(1)...................          $           $              $            $
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $           $              $            $
          Assuming no redemption.........          $           $              $            $
PILOT MUNICIPAL BOND FUND
     Class A Shares(1)...................          $           $              $            $
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $           $              $            $
          Assuming no redemption.........          $           $              $            $


------------
(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2) Assumes deduction of maximum applicable contingent deferred sales charge.

The Example shown above should not be considered a representation of future investment returns or operating expenses.

Pilot Diversified Bond Income Fund is new and actual investment returns and operating expenses may be more or less than shown for the Fund.

                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS


The following data with respect to a Share of the Pilot Diversified Bond Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.


THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------

Pilot Diversified Bond Income Fund


                                                      INCOME FROM INVESTMENT OPERATIONS
                                                   ----------------------------------------
                                                                 NET REALIZED      TOTAL
                                                                AND UNREALIZED     INCOME     DIVIDENDS    DIVIDENDS   NET ASSET
                                 NET ASSET VALUE      NET          GAIN ON          FROM       FROM NET    FROM NET    VALUE AT
                                  AT BEGINNING     INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT   REALIZED     END OF
                                    OF PERIOD        INCOME      TRANSACTIONS    OPERATIONS     INCOME       GAINS      PERIOD
                                 ---------------   ----------   --------------   ----------   ----------   ---------   ---------
FOR THE PERIOD ENDED OCTOBER 22,
-------------------------------
1996--Pilot Shares(b)..........      $ 10.00         $   --         $(0.04)        $(0.04)     $     --     $    --     $  9.96
1996--Class A Shares(b)........        10.00             --          (0.04)         (0.04)           --          --        9.96
1996--Class B Shares(b)........        10.00             --          (0.04)         (0.04)           --          --        9.96


                                                                                         RATIO INFORMATION ASSUMING
                                                                                          NO FEE WAIVER OR EXPENSE
                                                                                               REIMBURSEMENT
                                                             RATIO OF NET                --------------------------   RATIO OF NET
                                               RATIO OF       INVESTMENT                 NET ASSETS     RATIO OF       INVESTMENT
                                                EXPENSES         INCOME       PORTFOLIO   AT END OF     EXPENSES TO       INCOME
                                    TOTAL      TO AVERAGE      TO AVERAGE     TURNOVER      PERIOD        AVERAGE       TO AVERAGE
                                  RETURN(c)    NET ASSETS      NET ASSETS       RATE      (IN 000'S)   NET ASSETS(d)   NET ASSETS(d)
                                  ---------   -------------   -------------   ---------   ----------   -------------   -------------
FOR THE PERIOD ENDED OCTOBER 22,
-------------------------------
1996--Pilot Shares(b)...........   -0.40%         0.65%(d)        5.59%(d)     31.89%     $123,670         0.65%(d)        5.59%(d)
1996--Class A Shares(b).........   -0.40          0.65 (d)        5.59 (d)     31.89                       0.65 (d)        5.59 (d)
1996--Class B Shares(b).........   -0.40          0.65 (d)        5.59 (d)     31.89                       0.65 (d)        5.59 (d)



--------------------------------------------------------------------------------

Pilot Intermediate U.S. Government Securities Fund

1996--Pilot Shares.............      $ 10.44         $ 0.59         $(0.23)        $ 0.36      $  (0.58)    $ (0.05)    $ 10.16
1996--Class A Shares...........        10.44           0.57          (0.23)          0.34         (0.57)      (0.05)      10.16
1995--Pilot Shares(g)..........        10.00           0.56           0.44           1.00         (0.56)         --       10.44
1995--Class A Shares(f)........         9.98           0.45           0.46           0.91         (0.45)         --       10.44

1996--Pilot Shares.............         3.52%          0.57%(d)       5.68%(d)         73%     $230,030        0.78%(d)    5.47%(d)
1996--Class A Shares...........         3.33           0.72 (d)       5.45 (d)         73           932        1.03 (d)    5.14 (d)
1995--Pilot Shares(g)..........        10.21           0.57 (d)       6.65 (d)         87       165,441        0.87 (d)    6.35 (d)
1995--Class A Shares(f)........         9.31           0.72 (d)       6.27 (d)         87           499        1.12 (d)    5.87 (d)

------------
(a)  Class A share activity commenced February 7, 1995.
(b)  Class B share activity commenced January 12, 1995.
(c)  Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d)  Annualized.
(e)  Class B share activity commenced November 11, 1994.
(f)  Class A share activity commenced December 21, 1994.
(g)  Pilot share activity commenced November 7, 1994.

THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights (continued)
--------------------------------------------------------------------------------
Pilot U.S. Government Securities Fund

                                                 INCOME FROM INVESTMENT OPERATIONS
                                              ----------------------------------------
                                                            NET REALIZED      TOTAL
                                                           AND UNREALIZED     INCOME     DIVIDENDS      DIVIDENDS      NET ASSET
                            NET ASSET VALUE      NET          GAIN ON          FROM       FROM NET       FROM NET      VALUE AT
                             AT BEGINNING     INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT      REALIZED       END OF
                               OF PERIOD        INCOME      TRANSACTIONS    OPERATIONS     INCOME         GAINS         PERIOD
                            ---------------   ----------   --------------   ----------   ----------   --------------   ---------

FOR THE YEAR ENDED AUGUST
31,
--------------------------
1996--Pilot Shares........      $ 11.20         $ 0.61         $(0.22)        $ 0.39       $(0.61)           $(0.45)    $ 10.53
1996--Class A Shares......        11.19           0.59          (0.22)          0.39        (0.59)            (0.45)      10.54
1996--Class B Shares......        11.19           0.59          (0.22)          0.39        (0.51)            (0.45)      10.52
1995--Pilot Shares(g).....        10.00           0.56           1.20           1.76        (0.56)                        11.20
1995--Class A Shares(a)...        10.48           0.37           0.71           1.08        (0.37)                        11.19
1995--Class B Shares(b)...        10.05           0.46           1.14           1.60        (0.46)                        11.19


                                                                                                 RATIO INFORMATION ASSUMING NO

                                                                                                     FEE WAIVER OR EXPENSE

                                                                                                         REIMBURSEMENT
                                                                                                 -----------------------------

                                                        RATIO OF NET                                             RATIO OF NET

                                          RATIO OF       INVESTMENT                 NET ASSETS     RATIO OF       INVESTMENT

                                         EXPENSES TO       INCOME       PORTFOLIO   AT END OF     EXPENSES TO       INCOME

                              TOTAL        AVERAGE       TO AVERAGE     TURNOVER      PERIOD        AVERAGE       TO AVERAGE

                            RETURN(C)    NET ASSETS      NET ASSETS       RATE      (IN 000'S)    NET ASSETS      NET ASSETS

                            ---------   -------------   -------------   ---------   ----------   -------------   -------------

FOR THE YEAR ENDED AUGUST
31,
--------------------------
1996--Pilot Shares........     3.46%         0.65%           5.61%          87%      $145,066         0.82%           5.44%

1996--Class A Shares......     3.44          0.85            5.44           87            632         1.07            5.22

1996--Class B Shares......     2.43          1.65            4.60           87          1,237         1.82            4.43

1995--Pilot Shares(g).....    18.03          0.62(d)         6.45(d)       132        137,261         0.87(d)         6.20(d)

1995--Class A Shares(a)...    10.41          0.82(d)         5.76(d)       132             87         1.12(d)         5.46(d)

1995--Class B Shares(b)...    16.19          1.62(d)         5.19(d)       132            146         1.87(d)         4.94(d)



--------------------------------------------------------------------------------

Pilot Intermediate Municipal Bond Fund

1996--Pilot Shares........  $       10.49     $    0.48    $      (0.13  )  $    0.35    $   (0.48 )         $(0.02)    $ 10.34
1996--Class A Shares......        10.49           0.46          (0.11)          0.35        (0.46)            (0.02)      10.36
1995--Pilot Shares(g).....        10.00           0.41           0.49           0.90        (0.41)                        10.49
1995--Class A Shares(e)...         9.88           0.37           0.61           0.98        (0.37)                        10.49

1996--Pilot Shares........     3.43%         0.63%(d)        4.60%(d)       12%      $218,902         0.79%           4.44%

1996--Class A Shares......     3.45          0.78            4.38           12            764         1.03            4.13

1995--Pilot Shares(g).....     9.16          0.58(d)         4.90(d)         8        196,209         0.81(d)         4.67(d)

1995--Class A Shares(e)...    10.03          0.73(d)         4.60(d)         8            232         1.06(d)         4.27(d)



--------------------------------------------------------------------------------

Pilot Municipal Bond Fund

1996--Pilot Shares........      $ 10.70         $ 0.57         $ 0.01         $ 0.58       $(0.56)    $(0.01) $(0.03)     $10.68
1996--Class A Shares......          10.70          0.54            0.01          0.55        (0.53 )  (0.01)  (0.03)       10.68
1996--Class B Shares......        10.65           0.45                          0.45        (0.44)    (0.01)  (0.03)       10.62
1995--Pilot Shares(g).....        10.00           0.48           0.70           1.18        (0.48)                        10.70
1995--Class A Shares(a)...        10.37           0.34           0.33           0.67        (0.34)                        10.70
1995--Class B Shares(f)...        10.02           0.33           0.63           0.96        (0.33)                        10.65

1996--Pilot Shares........       5.44%       0.69%(d)        5.20%(d)         18%     $187,939           0.80%           5.09%

1996--Class A Shares......       5.23            0.92            4.91          18        1,755         1.80(d)            4.75

1996--Class B Shares......       4.31            1.68            4.16          18        1,259            1.79            4.05

1995--Pilot Shares(g).....    12.00          0.67(d)         5.63(d)        10        150,934         0.86(d)         5.44(d)

1995--Class A Shares(a)...     6.54          0.87(d)         5.26(d)        10            340         1.11(d)         5.02(d)

1995--Class B Shares(f)...     9.62          1.67(d)         4.48(d)        10            448         1.86(d)         4.29(d)



---------------
(a) Class A share activity commenced February 7, 1995.
(b) Class B share activity commenced November 10, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d) Annualized.
(e) Class A share activity commenced November 18, 1994.
(f) Class B share activity commenced December 27, 1994.
(g) Pilot share activity commenced November 7, 1994.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Pilot Funds use a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to attain its investment objective, there can be no assurance it will be successful. Shareholder approval is not required to change the investment objective of a Fund. However, shareholders will be given at least 30 days' prior written notice in the event of a change in a Fund's investment objective. If there is a change in investment objective, shareholders should consider whether a Fund remains an appropriate investment in light of their current financial position and needs. Unless otherwise stated, each investment policy described below may be changed at any time by The Pilot Funds' Board of Trustees without shareholder approval.

Pilot Diversified Bond Income Fund

Pilot Diversified Bond Income Fund offers investors a means of participating in the fixed income securities market.

The investment objective of Pilot Diversified Bond Income Fund is to seek current income consistent with preservation of capital by investing primarily in debt securities. The Fund seeks total return as a secondary objective. While there are no restrictions on the maturity of individual securities selected by the Fund, the Fund's average weighted maturity will be between five and fifteen years except during temporary defensive periods or unusual market conditions.

Under normal circumstances, Pilot Diversified Bond Income Fund invests at least 65% of its total assets in "bonds," which term refers to instruments identified as bonds as well as other debt securities, such as debentures, notes, asset-backed and mortgage-backed securities, variable and floating rate instruments, zero coupon and stripped securities, participations and trust receipts, American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), and cash equivalents, and includes obligations of U.S. and foreign corporate and government issuers. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRs, in registered form, are designed for use in the United States securities markets, while EDRs, in bearer form, are generally designed for use in the European securities markets. These securities may not be denominated in the same currency as the securities they represent. The Fund does currently intend to invest more than 5% of its total assets in foreign securities. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares.

The Fund will purchase only those debt securities rated A or better by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. If a portfolio security ceases to be rated at least A or if the Adviser determines that an unrated security held by the Fund is no longer of comparable quality, the Fund may continue to hold that security so long as the security is rated at least BBB (or its equivalent) by at least one NRSRO or, if unrated, is determined by the Adviser to be of comparable quality. The value of such downgraded securities will not exceed 35% of the Fund's total assets.

The Fund may also invest in futures contracts and options. From time to time, the Fund may also hold uninvested cash reserves which do not earn income. For a further description of the Fund's policies with respect to foreign securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities Fund

The Pilot Intermediate U.S. Government Securities Fund and the Pilot U.S. Government Securities Fund (sometimes referred to together as the "Government Funds") offer investors two alternatives for participating in the fixed income securities market with a concentration in U.S. Government securities. The average weighted maturity of the Pilot Intermediate U.S. Government

Securities Fund is normally expected to be shorter than that of the Pilot U.S. Government Securities Fund.

The investment objective of each Fund is to seek total return and preservation of capital by investing primarily in U.S. Government securities and repurchase agreements collateralized by such securities. Each Fund will emphasize the capital appreciation component of total return. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Pilot Intermediate U.S. Government Securities Fund will be between three and ten years and the average weighted maturity of the Pilot U.S. Government Securities Fund will be between five and thirty years.

Each Fund invests at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. Each Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of a number of U.S. Government agencies and instrumentalities. Each Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically had a very low risk of loss of principal if held to maturity. The Funds, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.

Each Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. See "Pilot Diversified Bond Income Fund" above for a description of ADRs and EDRs and cash equivalents. The Funds will purchase only those investments which are rated investment grade by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by a Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by a Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Obligations in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.

Additionally, each Fund may also invest in futures contracts and options. From time to time, each Fund may also hold uninvested cash reserves which do not earn income. For a further description of the Funds' policies with respect to foreign securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

The value of each Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund

The Pilot Intermediate Municipal Bond Fund and the Pilot Municipal Bond Fund (sometimes referred to together as the "Municipal Bond Funds") offer investors two alternatives for participating in the municipal securities market. The average weighted maturity of the Pilot Intermediate Municipal Bond Fund is normally expected to be shorter than the average weighted maturity of the Pilot Municipal Bond Fund.

The investment objective of each Fund is to seek current income free of federal income tax as is consistent with preservation of capital. Each Fund seeks to attain its objective by investing its assets primarily in debt obligations of states, territories and possessions of the United States, the District of Columbia and of their agencies, authorities, instrumentalities and political sub-divisions ("Municipal Obligations") that are rated investment grade or above by one or more NRSROs at the time of purchase. Obligations purchased by a Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. If a portfolio security ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by a Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. While each Fund has the flexibility to invest in Municipal Obligations with short, medium or long term maturities, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Pilot Intermediate Municipal Bond Fund will be between three and ten years, and the average weighted maturity of the Pilot Municipal Bond Fund will be between five and thirty years.

Under normal market and economic conditions, each Fund will invest at least 80% of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax. In addition, under normal market conditions each Fund may invest up to 20% of its net assets in taxable instruments, including zero coupon bonds, cash equivalents and certain so-called private activity bonds, which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax. See "Pilot Diversified Bond Income Fund" above for a description of cash equivalents. The Funds may also invest in futures contracts and options. From time to time, each Fund may also hold uninvested cash reserves that do not earn income. For a further description of the Funds' policies with respect to Municipal Obligations and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

Although the MUNICIPAL BOND FUNDS do not presently intend to do so on a regular basis, either Fund may invest more than 25% of its total assets in Municipal Obligations the interest on which comes solely from revenues of similar projects. When a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated. Payment on Municipal Obligations held by a Municipal Bond Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligation.

The value of each Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

PORTFOLIO INSTRUMENTS AND
PRACTICES

--U.S. Government Obligations. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by certain U.S. Government agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others, like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

--Asset-Backed and Mortgage-Backed Securities. EACH FUND may invest in asset-backed securities (i.e. securities backed by installment sale contracts, credit card receivables or other assets.) In addition, each Fund may make significant investments in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The rate of prepayments on asset-backed instruments and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government

National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or the value of a Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. Each Fund may also invest in mortgage-backed securities of other issuers, such as the Federal National Mortgage Association, which are not guaranteed by the U.S. Government. Moreover, each Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities. Unscheduled or early payments on the underlying mortgage may shorten the effective maturities of mortgage-backed securities and lessen their growth potential. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return on reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund does not appreciate as rapidly as the price of non-callable debt securities.

--Municipal Obligations. Each of the MUNICIPAL BOND FUNDS will invest primarily in Municipal Obligations. The two principal classifications of Municipal Obligations are "general obligation" securities (which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source). A third type of Municipal Obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is a moral commitment but not a legal requirement of the state or municipality which created the issuer. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser, under the supervision of the Board of Trustees, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be canceled.

Securities acquired by each of the Municipal Bond Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Obligations. Such Obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts", "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero--Coupon Receipts". The Funds may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives a Fund an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest (although securities held by the issuer may have longer maturities). If a participation interest is unrated, the Adviser will have determined that the interest is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

In addition, each Municipal Bond Fund may also hold other tax-exempt derivative instruments, which may be in the form of tender options bonds, participations, custodial receipts and bonds that have interest rates that re-set inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because certain of these instruments are leveraged, their market values may be more volatile than other types of Municipal Obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument or other types of Municipal Obligations is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors of the instruments. The Pilot Funds and the Adviser rely on these opinions and do not intend to review the bases for them.

Municipal Obligations purchased by the Funds may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a Municipal Obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Risk Factors--Foreign Securities", foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

--Corporate Obligations. EACH FUND may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, and Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates. Each of the GOVERNMENT FUNDS may also purchase obligations issued by foreign corporations. Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates.

Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top two categories by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined by the Adviser to be of comparable quality.

--Repurchase Agreements. EACH FUND, except the MUNICIPAL BOND FUNDS, may enter into repurchase agreements which involve a purchase of portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. The Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. The term of these agreements is usually from overnight to one week and in any event, the Funds intend that such agreements will not have maturities longer than 60 days.

A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

--Reverse Repurchase Agreements. EACH FUND is authorized to make limited borrowings for temporary purposes by entering into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account either liquid assets or high grade debt securities that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored by the Adviser to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income. The

Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

--Variable and Floating Rate Instruments. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness represented by the instrument as well as its interest rate may vary. Because of the absence of a market in which to resell variable or floating rate instruments, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

--Zero Coupon Securities. EACH FUND may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

A Fund will be required to include in income daily portions of original issue discount accrued which will cause the Fund to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

--Stripped Securities. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value", and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRS (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasuries).

In addition, EACH FUND may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

--Participations and Trust Receipts. EACH FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity.

--When-Issued Purchases, Forward Commitments and Delayed Settlements. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Funds may purchase or sell securities on a "delayed settlement" basis.

When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases, forward commitments and delayed settlement transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. In the event a Fund's when-issued purchases, forward commitments and delayed settlement transactions ever exceeded 25% of the value of its total assets, a Fund's liquidity and the ability of the Adviser to manage the Fund might be adversely affected. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective.

--Stand-by Commitments. Each of the MUNICIPAL BOND FUNDS may acquire stand-by commitments under which a dealer agrees to purchase certain Municipal Obligations at the Fund's option at a price equal to amortized cost plus interest. These commitments will be used only to assist in maintaining the liquidity of the Funds, and not for trading purposes.

--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of each of the Funds, has obtained relief from the SEC to permit each Fund to invest any uninvested cash reserves in an amount not to exceed 25% of its total assets in affiliated money market funds. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. The Adviser may waive its advisory fee on that portion of any Fund's assets which are invested in the securities of affiliated money market funds managed by the Adviser or any of its affiliates.

--Securities Lending. EACH FUND may lend securities held in its portfolio to financial institutions (such as banks and broker-dealers) as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to financial institutions the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33 1/3% of its total assets. Securities loans will be fully collateralized.

--Mortgage Rolls. Each of the GOVERNMENT FUNDS may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities but it does earn interest on the cash proceeds of the initial sale. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, liquid assets in the amount of the future purchase commitment will be set apart for the Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for any of the Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.

--Options. EACH FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

OPTIONS TRADING IS A HIGHLY SPECIALIZED ACTIVITY AND MAY CARRY GREATER THAN ORDINARY INVESTMENT RISK. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The Funds may use options to manage their exposure to changing interest rates and/or security prices. The use of covered call and secured put options will not be a primary investment technique of any Fund.

--Futures and Related Options. EACH FUND may enter into futures contracts and options on such futures contracts as a hedge against anticipated interest rate fluctuations. Such fluctuations could have an effect on securities that a Fund holds in its portfolio or intends to sell. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) except for bona fide hedging purposes unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

EACH FUND may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

More information regarding futures contracts and related options can be found in the Statement of Additional Information, which is available upon request.

--Forward Foreign Currency Exchange Contracts. Because DIVERSIFIED BOND INCOME FUND and the GOVERNMENT FUNDS may each buy and sell securities and receive dividend and interest proceeds in currencies other than the U.S. dollar, these Funds may from time to time enter into forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.

The purpose of entering into these contracts is to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than the performance it would have had if it had not engaged in forward contracts.

--Liquidity Considerations. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a FUND WILL NOT KNOWINGLY INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID SECURITIES. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, certain certificates of participation, trust receipts, tax-exempt derivative instruments, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 15% limitation.

--Portfolio Turnover. EACH FUND may engage in short-term trading to achieve its investment objective. The annual portfolio turnover rates for the Funds are not expected to exceed 100% during the next twelve months. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "The Business of the Fund--Tax Implications").

--Other Information. Certain brokers who are affiliated with The Pilot Funds may act as broker for the Funds on exchange portfolio transactions, subject, however, to procedures adopted by the Board of Trustees. Commissions, fees or other remuneration paid to an affiliated broker must be at least as favorable as those which the Trustees believe to be charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. A transaction will not be placed with an affiliated broker if a Fund would have to pay a commission rate less favorable than the affiliated broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the affiliated broker acts as a clearing broker for another brokerage firm, and any customers of the affiliated broker not comparable to The Pilot Funds as determined by the Board of Trustees.

The Pilot Funds has also adopted certain procedures which enable a Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which an affiliated broker is a member. These procedures establish certain limitations on the amount of securities which can be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Because of the active role which may be played by affiliated brokers in the underwriting of securities, a Fund's ability to purchase securities in the primary market may from time to time be limited.

RISK FACTORS

--Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

--Other Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should be aware that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also be aware that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Funds may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

FUNDAMENTAL LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental". Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information, which is available upon request.

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions described in the Statement of Additional Information).

2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations, as described in the Statement of Additional Information) more than 5% of its total assets in the securities of a single issuer or subject to puts from any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. A Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

4. A Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

INVESTING IN THE PILOT FUNDS

Getting Your Investment Started

Investing in The Pilot Funds is quick and convenient. Fund Shares may be purchased either through the account you maintain with Boatmen's Investment Services, Inc., another broker-dealer or certain other institutions or from The Pilot Funds directly. Fund shares are distributed by Pilot Funds Distributors, Inc. (the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

You may choose to invest through your Boatmen's Investment Services account where an Account Representative can advise you in selecting among The Pilot Funds. Whether you currently have a Boatmen's Investment Services account or wish to open one, your Pilot Funds investment can be executed within a few minutes by telephone or, if you prefer, during a consultation with an Investment Officer of Boatmen's Investment Services, Inc. Call The Pilot Funds at 800/71-PILOT to arrange a consultation scheduled at your convenience.

Clients of Boatmen's Investment Services, Inc. and other institutions (such as broker-dealers) that have entered into agreements with the Distributor ("Service Organizations") may purchase shares through their accounts at their Service Organization and should contact the Service Organization directly for appropriate purchase instructions. Share purchases (and redemptions) made through Boatmen's Investment Services, Inc. or another Service Organization are effected only on days the particular institution and the Fund involved are open for business. When shares are purchased through Boatmen's Investment Services, Inc. or another Service Organization, a fee may be charged by those institutions for providing administrative services in connection with your investment.

Should you wish to establish an account directly with The Pilot Funds, please refer to the purchase options described under "Opening and Adding to Your Pilot Funds Account".

Payments for Fund shares must normally be in U.S. dollars and in order to avoid fees and delays should be drawn on a U.S. bank. Please remember that The Pilot Funds retains the right to reject any purchase order.

Your Alternative Purchase Options

Your purchases of Fund shares are subject to either a front-end or back-end sales charge. You may elect to have the sales charge deducted at the time of your investment--on the "front-end"--or choose to defer the sales charge until your investment is redeemed--on the "back-end". This back-end sales charge declines over time and is known as a "contingent deferred sales charge." If you decide to pay the sales charge at the time you make your investment, your purchase will be made in Class A Shares, whereas if you prefer to pay the sales charge when you redeem your investment, your purchase will be made in Class B Shares. Once you have held Class B Shares for six years, you do not pay the contingent deferred sales charge when you redeem those shares.

Characteristics of Class A Shares and Class B Shares

Class A Shares and Class B Shares differ primarily in their sales charge structures and distribution arrangements, including ongoing distribution fees. The classes may also have differing transfer agency and other fees, although the Funds currently do not intend to allocate such fees on a class basis. You should understand that the purpose and function of the sales charge structures and distribution arrangements for both Class A Shares and Class B Shares are the same.

Class A Shares: Class A Shares are sold at their net asset value plus a front-end sales charge of up to 4.50% (4.00% for Pilot Diversified Bond Income Fund, Pilot Intermediate U.S. Government Securities Fund and Pilot Intermediate Municipal Bond Fund). (See "How to Buy Shares--Explanation of Sales Price".) This front-end sales charge may be reduced or waived in some cases. (See "Transaction Rules" and "Shareholder Services--Front-End Sales Charge Reductions.") Class A Shares are subject to ongoing distribution fees at an annual rate of up to 0.25% of a Fund's average daily net assets attributable to its Class A Shares.

Class B Shares: Class B Shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within six years of investment. (See "How to Buy Shares-- Explanation of Sales Price".) Class B Shares are subject to ongoing distribution fees at an annual rate of up to 1.00% of a Fund's average daily net assets attributable to its Class B Shares. These ongoing fees, which are higher than those charged on Class A Shares, will cause Class B Shares to have a higher expense ratio and pay lower dividends than Class A Shares.

Eight years after purchase, Class B Shares will convert automatically to Class A Shares. The conversion relieves a shareholder of Class B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged.

The conversion from Class B Shares to Class A Shares takes place at net asset value, so you receive dollar-for-dollar the same value of Class A Shares as you had of Class B Shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. As a result of the conversion, the converted shares are relieved of the distribution fees borne by Class B Shares, although they are subject to the distribution fees borne by Class A Shares.

Class B Shares of a Fund acquired through a reinvestment of dividends or distributions from that Fund (as discussed under "Dividends and Distributions") are also converted at the earlier of two dates--eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment of dividends or distributions. For example, if you make a one-time purchase of Class B Shares of a particular Fund, and subsequently acquire additional Class B Shares of that Fund only through reinvestment of dividends and/or distributions from that Fund, all of your Class B Shares in that Fund, including those acquired through reinvestment, will convert to Class A Shares of that Fund on the same date.

Considerations In Choosing Between Class A And
Class B Shares

The decision as to which share class may be more beneficial for you depends, in part, on the amount and intended length of your investment. Due to the lower ongoing distribution fees on Class A Shares, the dividends for those shares will be higher than the Class B Shares. However, since a front-end sales charge is deducted from your purchase at the time of your investment, not all of your purchase amount will purchase shares. Thus, the same initial investment will purchase more Class B Shares than Class A Shares of the same Fund. In addition, Class B Shares are subject to a contingent deferred sales charge.

Since large investors may qualify for a reduced front-end sales charge (see "Shareholder Services--Front-End Sales Charge Reductions"), such investors should consider making their purchase in Class A Shares.

Because of these possible front-end sales charge reductions, purchases in excess of $100,000 may be more advantageous to you if made in Class A Shares rather than Class B Shares. In any event The Pilot Funds will not accept any order of $250,000 or more for Class B Shares. In addition, regardless of whether you qualify for a reduced front-end sales charge, if you expect to hold your investment for an extended period of time, you might still consider purchasing Class A Shares because the accumulated higher ongoing expenses, together with the contingent deferred sales charge, of the Class B Shares will exceed the amount of the front-end sales charge and ongoing distribution fees related to Class A Shares.

On the other hand, you might decide, because you would be subject to higher front-end charges or for other reasons, that it would be more advantageous for you to have all of your purchase amount invested immediately in Fund shares, even though you would also be subject to higher ongoing distribution fees. These higher ongoing fees might be offset by any return you receive from the additional shares you originally purchased as a result of not having to pay a front-end sales charge. You should note however, that a Fund's future returns cannot be predicted, and that there is no assurance that such returns, if any, would compensate for those higher ongoing expenses. You should also remember that you would be subject to any applicable contingent deferred sales charge during the first six years of your investment in Class B Shares.

If You Have Questions

If you are investing in The Pilot Funds through an account with Boatmen's Investment Services, Inc. or another Service Organization, you should speak directly with your assigned Account Representative or contact person at such organization. If you are a direct investor with The Pilot Funds and need assistance with your account, a Pilot Funds service representative is available to answer your questions by calling the appropriate toll-free numbers listed below.
---------------------------------------------------------------

     CALL                 FOR INFORMATION
--------------  ------------------------------------
800/71-PILOT    Regarding the Funds' investment
8:00 am to      objectives and policies or for
7:00 pm         information about opening an account
Central time    (including information regarding the
                Funds' alternative purchase
                options). Information on changing
                your Pilot Funds' services, and
                Statements of Additional
                Information, are also available at
                this number.
----------------------------------------------------
800/227-3654    To obtain your account balance or to
7:30 am to      request a telephone transaction.
4:00 pm
Central time
----------------------------------------------------

With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise.

The Pilot Funds will send you the following statements and reports to provide you with current information on the status of your account:

Confirmation Statements    After every transaction
                           (other than an Automatic
                           Investment Plan transaction
                           or dividend credit) that
                           affects your account
                           balance or your account
                           registration.
Account Statements         On a quarterly basis
                           detailing year to date
                           activity for each of your
                           accounts.
Financial Reports          Every six months. To reduce
                           The Pilot Funds' expenses,
                           only one copy of most Fund
                           reports will be mailed to
                           your household, even if you
                           have more than one account
                           in a Fund.

HOW TO BUY SHARES

This section provides you with pertinent information on how to buy Fund shares. Further information can be found under "Transaction Rules". Before investing you will need to decide whether to purchase Class A Shares (which are sold with a front-end sales charge) or Class B Shares (which are sold without a front-end sales charge but are subject to a contingent deferred sales charge). See "Your Alternative Purchase Options".

                              MINIMUM INVESTMENT
                         -----------------------------
                            TO OPEN       ADDITIONAL
                            ACCOUNT       INVESTMENTS
                         -------------   -------------
Regular Account........         $1,000            $100
Automatic Investment
  Plan.................           $100            $100
Employee*--Regular
  Accounts.............           $500            $100
Employee*--Automatic
  Investment Plan......           $100             $50
Tax-Sheltered
  Retirement Plans.....           $500             $50
Exchange
  Transactions.........         $1,000            $500

------------
*Applies to employees of the Adviser and its affiliates.

OPENING AND ADDING TO YOUR PILOT FUNDS ACCOUNT

As described above under "Getting Your Investment Started," you may purchase Fund shares through Boatmen's Investment Services, Inc. or another Service Organization. Direct investments in The Pilot Funds may also be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have can be answered by calling the appropriate toll-free number indicated above under "If You Have Questions".

--------------------------------------------------------------------------------

                                      TO OPEN AN ACCOUNT                      TO ADD TO AN ACCOUNT
                                 DIRECTLY WITH THE PILOT FUNDS         HELD DIRECTLY WITH THE PILOT FUNDS
                            ---------------------------------------  ---------------------------------------
By Mail to:                 --Complete an Account Application and    --Make your check payable to the
The Pilot Funds,              mail it, along with a check payable      particular Fund in which you are
c/o BISYS Fund Services       to the Fund in which you are             investing and mail it to the address
Dept. L-1709                  investing, to the address on the         on the left.
Columbus, OH 43260-1709       left.                                  --Please include your account number
                                                                       on your check.
                                                                     --Or use the convenient form attached
                                                                       to your regular Fund statement.
-------------------------------------------------------------------------------------------------------------

In Person to:               --Deliver the Account Application and    --Deliver your check payable to the
BISYS Fund Services           your check payable to the particular     particular Fund in which you are
3435 Stelzer Road             Fund in which you are investing to       investing to the address on the left.
Columbus, OH 43219-3035       the address on the left.               --Please include your account number
                                                                       on your check.
-------------------------------------------------------------------------------------------------------------
By Wire to:                 --Ask your bank to send immediately      --Ask your bank to wire immediately
Call 1-800/71-PILOT           available funds by wire.                 available funds as described at left,
for Wire Instructions       --The wire should say that you are         except that the wire should note that
                              opening a new Fund account (if an        it is to make a subsequent purchase
                              Account Application Form is not          rather than to open a new account.
                              received for a new account within 30   --Please include your Fund account
                              days after the wire is received,         number.
                              dividends and redemption proceeds from
                              the account will be subject to back-up
                              withholding). The wire should say that
                              the purchase is to be in your name.
                            --Include your name, address and
                              taxpayer identification number.
                              Indicate the name of the Fund in
                              which you are investing. Investors
                              should also indicate share class
                              selection.

                                     Consult your bank for information on remitting funds by
                                             wire and associated bank charges.
-------------------------------------------------------------------------------------------------------------
Automatic Investment        --You must first complete an Account     --Call 800/71-PILOT to find out how to
(allows regular investment    Application and select the Automatic     set up this service.
without ongoing paperwork)    Investment Plan option.                --Additional purchases will then
                            --Call 800/71-PILOT for more               automatically be made as directed by
                              information.                             you.
-------------------------------------------------------------------------------------------------------------

Explanation of Sales Price

The public offering price for each class of shares is based upon net asset value per share plus, in the case of Class A Shares, a front-end sales charge. Net asset value per share for each class of each Fund will be determined by adding the value of the Fund's investments, cash and other assets attributable to the class, subtracting the Fund's liabilities attributable to that class, and then dividing the result by the number of shares in the class that are outstanding. The assets of each Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. The per share net asset values of Class A Shares and Class B Shares will diverge due to the different distribution expenses borne by the classes. More information about valuation can be found in the Funds' Statement of Additional Information, which is available upon request.

Net asset value is computed as of 3:00 P.M., Central time, on all days the New York Stock Exchange (the "Exchange") is open for trading, which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed)). On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

CLASS A SHARES: THE FRONT-END SALES CHARGE OPTION. The front-end sales charge for Class A Shares of the Funds begins at 4.50% (4.00% for the Pilot Intermediate U.S. Government Securities Fund and Pilot Intermediate Municipal Bond Fund) and may decrease as the amount you invest in Class A Shares increases, as shown in the following two charts:

                                    PILOT U.S. GOVERNMENT
                                       SECURITIES FUND
                                  PILOT MUNICIPAL BOND FUND
                                 ---------------------------
                                   PER SHARE          DEALERS
                                     AS A            REALLOWANCE
                                 PERCENTAGE OF         AS A
                               ----------------      PERCENTAGE
                                           NET          OF
                               OFFERING   ASSET       OFFERING
   AMOUNT OF TRANSACTION         PRICE    VALUE        PRICE
---------------------------      -----    -----        -----
Less than $100,000.........      4.50     4.71          4.00
$100,000 to $249,999.......      3.75     3.90          3.25
$250,000 to $499,999.......      3.00     3.09          2.50
$500,000 to $999,999.......      2.00     2.04          1.75
$1,000,000 to $2,499,999...      1.00     1.01          0.90
$2,500,000 and over........      0.00     0.00          0.00

                               PILOT DIVERSIFIED BOND INCOME
                                           FUND
                                  PILOT INTERMEDIATE U.S.
                                GOVERNMENT SECURITIES FUND
                               PILOT INTERMEDIATE MUNICIPAL
                                         BOND FUND
                               -----------------------------
                                   PER SHARE          DEALERS
                                     AS A            REALLOWANCE
                                 PERCENTAGE OF         AS A
                               ----------------      PERCENTAGE
                                           NET          OF
                               OFFERING   ASSET       OFFERING
   AMOUNT OF TRANSACTION         PRICE    VALUE        PRICE
---------------------------      -----    -----        -----
Less than $100,000.......        4.00     4.17          3.50
$100,000 to $249,999.....        3.25     3.36          2.75
$250,000 to $499,999.....        2.50     2.56          2.00
$500,000 to $999,999.....        1.50     1.52          1.25
$1,000,000 to
 $2,499,999..............        1.00     1.01          0.90
$2,500,000 and over......        0.00     0.00          0.00

It is possible that the dealers reallowance shown in the tables above may change over time. Further reductions in the sales charges shown above are also possible--please see "Shareholder Services--Sales Charge Reductions".

CLASS B SHARES: THE CONTINGENT DEFERRED SALES CHARGE OPTION. Although you pay no front-end sales charge on Class B Shares, if you redeem those shares within six years after the date you purchased them, the shares will be subject to a contingent deferred sales charge at the rates set forth in the charts below. The sales charge is charged on the lesser of the net asset value on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of your shares.

The amount of any contingent deferred sales charge will be different depending on the number of years that elapse between the time you pay for Class B Shares and the time those shares are redeemed. Solely for purposes of determining the number of years from the time of payment for your share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

             PILOT U.S. GOVERNMENT SECURITIES FUND
                   PILOT MUNICIPAL BOND FUND
---------------------------------------------------------------
                                      CONTINGENT DEFERRED
                                         SALES CHARGE
                                      (AS A PERCENTAGE OF
        NUMBER OF YEARS              DOLLAR AMOUNT SUBJECT
    ELAPSED SINCE PURCHASE              TO THE CHARGE)
------------------------------- -------------------------------
One............................              4.50%
Two............................              4.00%
Three..........................              3.50%
Four...........................              3.00%
Five...........................              2.50%
Six............................              1.75%
After Six Years................              0.00%

              PILOT DIVERSIFIED BOND INCOME FUND
      PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
            PILOT INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------
                                      CONTINGENT DEFERRED
                                         SALES CHARGE
                                      (AS A PERCENTAGE OF
        NUMBER OF YEARS              DOLLAR AMOUNT SUBJECT
    ELAPSED SINCE PURCHASE              TO THE CHARGE)
------------------------------- -------------------------------
One............................              4.00%
Two............................              3.50%
Three..........................              3.00%
Four...........................              2.50%
Five...........................              2.00%
Six............................              1.25%
After Six Years................              0.00%

When you sell your Class B Shares, your order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., shares held longer than six years and shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge waivers) and after that from the Class B Shares you have held the longest.

For example, assume you purchased 100 Class B Shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time you acquired 10 additional shares through dividend reinvestment. If you then make your first redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 you received from selling your shares will be subject to the contingent deferred sales charge, at a rate of 3.50% (3.00% for the Pilot Intermediate U.S. Government Securities Fund and Pilot Intermediate Municipal Bond Fund), the applicable rate in the third year after purchase. The proceeds from the contingent deferred sales charge that you may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class B Shares. The contingent deferred sales charge, along with the ongoing distribution fees paid with respect to Class B Shares, enables those shares to be purchased without the imposition of a front-end sales charge.

HOW TO SELL SHARES

The Pilot Funds makes it easy to sell, or "redeem" your shares. If you purchased your shares through an account at Boatmen's Investment Services, Inc. or another Service Organization, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares through an account at Boatmen's Investment Services, Inc. or another Service Organization and you, yourself, appear on The Pilot Funds' books as the shareholder of record, you may redeem shares by mail, phone or hand delivery as described below; however, you must contact Boatmen's Investment Services, Inc. or your other Service Organization if you wish to redeem your shares by another method. If you purchased your shares directly from The Pilot Funds, you have the ability to redeem shares by any of the methods described below. Requests must be signed by you and by each other owner of the account (for joint accounts). Except for a contingent deferred sales charge that may be charged on Class B shares, The Pilot Funds imposes no charges when you redeem shares.

--------------------------------------------------------------------------------

                                       HOW TO REDEEM SHARES                   ADDITIONAL LIMITATIONS
                               ------------------------------------    ------------------------------------
By Mail to:                    --Send a signed request (each           --Requests greater than $50,000 per
The Pilot Funds,                 owner, including each joint owner,      day must be signature guaranteed.
c/o BISYS Fund Services          must sign) to the Transfer Agent
Dept. L-1709                     at the address on the left.           --You should refer to "Transaction
Columbus, OH 43260-1709                                                  Rules" below for additional
                               --Be sure to include both the name        limitations.
                                 of the particular Fund whose shares
                                 you are selling and your account
                                 number.

--------------------------------------------------------------------------------

By Wire:                       --After you have signed up for wire     --The Transfer Agent may act upon
                                 redemption privileges on the            such a request from any person
                                 Account Application, you may            representing himself or herself to
                                 instruct the Transfer Agent to          be you and reasonably believed by
                                 wire your redemption proceeds to        the Transfer Agent to be genuine.
                                 your bank account by sending a
                                 request in writing or by phone        --The transaction amount must be a
                                 (800/844-1235).                         $1,000 minimum.
                                                                       --This privilege may be subject to
                                                                         limits regarding frequency and
                                                                         overall amount.

--------------------------------------------------------------------------------

In Person to:                  --Deliver your written request          --Requests must be signed by each
BISYS Fund Services              directly to the Transfer Agent at       owner, including each joint owner.
3435 Stelzer Road                the address on the left.
Columbus, OH 43219-3035                                                --Requests greater than $50,000 per
                                                                         day must be signature guaranteed.

--------------------------------------------------------------------------------

Automatic Withdrawal           --Withdrawals begin after you have      --Your account must have a total
(permits automatic               signed up for this service (either      net asset value of at least $5,000.
  withdrawal                     on the account application or in a
of pre-arranged amount)          subsequent letter to the Transfer     --The transaction amount must be at
                                 Agent).                                 least a $50 minimum.
                               --Call 800/71-PILOT for more
                                 information.

--------------------------------------------------------------------------------

Redemption requests are processed when received in proper form by The Pilot Funds at the net asset value per share next determined after such receipt (subject to the contingent deferred sales charge for Class B Shares).

TRANSACTION RULES

THE PURCHASE PROCEDURES differ depending on whether you place your order directly with The Pilot Funds or use Boatmen's Investment Services, Inc. or another Service Organization.

IF YOU PLACE AN ORDER FOR FUND SHARES directly with the Fund, in proper form and accompanied by payment, it will be processed upon receipt by the Transfer Agent. An order in proper form will also be processed upon receipt by the Transfer Agent where Boatmen's Investment Services, Inc. or another Service Organization undertakes to pay for the order in immediately available funds wired to the Transfer Agent by the close of business the next Business Day. If the Transfer Agent receives your order and, where required, payment by 3 p.m., Central time, your shares will be purchased at the public offering price calculated on that day. Otherwise, your shares will be purchased at the public offering price determined as of 3 p.m., Central time, on the next Business Day.

IF YOU PLACE AN ORDER FOR FUND SHARES THROUGH BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, and you place your order in proper form on any Business Day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 3 p.m. Central time on that day, if Boatmen's Investment Services, Inc. or your other Service Organization then sends your order to the Transfer Agent before the end of its Business Day (which is normally 4 p.m. Central time). Boatmen's Investment Services, Inc. or your other Service Organization must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within five business days.

WIRE PURCHASES AND REDEMPTIONS. If you purchase shares by wire, you must file an Account Application before any of those shares can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information about sending and receiving funds by wire, including any charges by your bank for these services. The Pilot Funds may decide at any time to no longer permit wire redemptions.

MISCELLANEOUS PURCHASE INFORMATION. You must specify at the time of investment whether you are purchasing Class A Shares or Class B Shares. Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Share certificates will not be issued. If your check does not clear, a fee may be imposed by the Transfer Agent. The minimum initial investment in the Fund by employees of Boatmen's or its affiliates is $500. The minimum amount required for subsequent investments is $100, except in connection with certain investment programs.

MISCELLANEOUS REDEMPTION INFORMATION. The Pilot Funds usually makes payment for the shares that you redeem within Three Business Days after it receives your request in proper form. SHARES PURCHASED BY CHECK FOR WHICH A REDEMPTION REQUEST HAS BEEN RECEIVED WILL NOT BE REDEEMED UNLESS THE CHECK PAYMENT USED FOR INVESTMENT HAS CLEARED, WHICH MAY TAKE UP TO SEVEN BUSINESS DAYS.

When redeeming shares in the Funds, you should indicate whether you are redeeming Class A Shares or Class B Shares. If you own Class A Shares and Class B Shares of the same Fund, Class A Shares will be redeemed first unless you request otherwise.

Certain types of redemption requests will need to include a signature guarantee for each name in which the account is registered. Signature guarantees must accompany redemption requests for: (i) an amount in excess of $50,000 per day,
(ii) any amount if the redemption proceeds are to be sent elsewhere than the address of record on The Pilot Funds' books, or (iii) an amount of $50,000 or less if the address of record has been on The Pilot Funds' books for less than sixty days, although the Transfer Agent reserves the right to require signature guarantees on all redemptions. Signature guarantees are designed to protect both you and The Pilot Funds from fraud. To obtain a signature guarantee you should visit a bank, trust company, credit union, savings association, broker-dealer or other member of a national securities exchange, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee".

If you experience difficulty in contacting the Transfer Agent to redeem shares by phone, for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

THE VALUE OF SHARES THAT ARE REDEEMED IN A FUND may be more or less than their original cost, depending on the Fund's current net asset value. In addition, if you are redeeming Class B Shares you may be subject to a contingent deferred sales charge, which will be deducted from the proceeds of your redemption.

THE PILOT FUNDS RESERVES THE RIGHT TO INVOLUNTARILY REDEEM AN ACCOUNT (other than a tax-sheltered retirement plan account) if, after thirty days' written notice, the account's net asset value falls and remains below a $1,000 minimum due to share redemptions and not market fluctuations.

In unusual circumstances The Pilot Funds may make payment in readily marketable portfolio securities at their market value equal to the redemption price.

In certain situations or for certain individuals or entities, the front-end sales charge for Class A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales efforts required to attract such investments. In order to receive the sales charge waiver, you must explain the status of your investment at the time of purchase. No sales charge is charged on reinvested dividends or distributions. Likewise, there is no front-end sales charge on (1) any purchase by Boatmen's, BISYS, any of their affiliates or their respective officers, partners, directors or employees (including retired employees), any Trustee or officer of The Pilot Funds and designated family members of any of the above individuals, (2) any purchase by any registered representative or full-time employee of broker-dealers or Service Organizations having agreements with the Distributor pertaining to the sale and/or servicing of Fund shares (and their spouses and minor children) to the extent permitted by such organizations, (3) any purchase by any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission, (4) any purchase by a registered investment adviser who is purchasing shares for its own account or for accounts for which it is authorized to make investment decisions (i.e., a discretionary account), (5) any shares issued in connection with reorganizations with or acquisitions of the assets of other organizations, (6) under certain circumstances, any purchase of shares pursuant to the Reinstatement Privilege described below under "Shareholder Services", (7) under certain circumstances, any purchase of shares as a result of the Cross-Reinvestment Privilege described below under

"Shareholder Services", (8) under certain circumstances, any purchase of Fund shares with the proceeds from a recent redemption of shares of any other non-money market investment portfolio of another investment company, provided that any purchase must be made within 60 days of such redemption and that a copy of the account statement showing such redemption must accompany the purchase request, (9) any purchase of shares offered through a registered broker-dealer as part of a wrap product, (10) exchanges where the shares being exchanged are non-money market fund shares that came from the distribution of assets held in a qualified trust agency or custodian account maintained with the trust department of Boatmen's or its affiliates, (11) any purchase of Fund shares by a shareholder who purchased Pilot Class A Shares of the Pilot International Equity Fund for an account prior to June 1, 1994 and who qualified for a reduced sales charge on its purchases made prior to that date, and who has continuously held shares of the Fund, and (12) any purchase of Fund shares by a shareholder who was a record or beneficial holder of shares of Kleinwort Benson International Equity Fund, a series of Kleinwort Benson Investment Strategies, on July 12, 1993, and who became directly or indirectly a beneficial owner of the Pilot International Equity Fund (the "Fund") as a result of a reorganization between the two funds (the "Reorganization"), and who has continuously held shares of the Pilot International Equity Fund. For more information or to determine eligibility for any of these waivers, contact The Pilot Funds at 800/71-PILOT.

CERTAIN TYPES OF REDEMPTIONS MAY ALSO QUALIFY FOR AN EXEMPTION FROM THE CONTINGENT DEFERRED SALES CHARGE. To receive one of the first three exemptions listed below, you must explain the status of your redemption at the time you redeem your shares. The contingent deferred sales charge with respect to Class B Shares is not charged on (1) exchanges described under "Shareholder Services-- Exchange Privileges"; (2) redemptions in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code); and
(4) involuntary redemptions as a result of an account's net asset value remaining below $1,000 after thirty days' written notice. In addition, no contingent deferred sales charge is charged on shares acquired through the reinvestment of dividends or distributions.

YOUR PILOT FUND ACCOUNT

SHAREHOLDER SERVICES

The Pilot Funds provides a variety of ways to make managing your investments more convenient. Some of these methods require you to request them on your Account Application or you may request them after opening an account by sending a signature guaranteed letter of instruction to the Transfer Agent.

Tax-Sheltered Retirement Plans

The Funds are available for investment by tax-sheltered retirement plans, including Individual Retirement Accounts although the Municipal Bond Funds may not be appropriate investments for such plans. See your Account Representative for details on eligibility and other information. Consult your tax adviser with specific reference to your own situation. No minimum initial investment or additional investment requirement applies to purchases in connection with tax-sheltered retirement plans.

EXCHANGE PRIVILEGES AMONG THE PILOT FUNDS

If you have purchased shares directly from The Pilot Funds, you may sell your Fund shares and buy other shares of The Pilot Funds by calling the Transfer Agent at 800/71-PILOT or sending a written exchange request to the Transfer Agent at The Pilot Funds, c/o BISYS Fund Services, Dept. L-1705, Columbus, OH 43260-1709. If you have purchased shares through an account at Boatmen's Investment Services, Inc., or another Service Organization, you may sell your fund shares and buy shares of the other Pilot Funds in accordance with the procedures applicable to your account. Specifically, Class A Shares of a Fund may be exchanged for Class A Shares of any other Fund and Class B Shares of a Fund may be exchanged for Class B Shares of any other Fund. Class A Shares purchased with a front-end sales charge may be exchanged without the need to pay any additional front-end charge on the shares acquired through the exchange. Class B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

If you have a qualified trust, agency or custodian account with Boatmen's or its affiliates, and your shares are to be held in that account, you may also exchange your current Class A Shares in a Fund for Pilot Shares in the same Fund. Pilot Shares are subject to the same shareholder transaction expenses as Class A Shares except that Pilot Shares are not subject to a front-end sales charge. Pilot Shares are subject to the same annual fund operating expenses as those for Class A Shares except that Pilot Shares make no annual Rule 12b-1 Distribution payments. In addition, the procedures for effecting transactions in Fund shares and other features related to the servicing and maintenance of a Fund account may differ for Pilot Shares of the Fund from those applicable to Class A Shares depending on the terms of the shareholder's qualified trust, agency, or custodian relationship with Boatmen's or its affiliate. For more information on holding Pilot Shares of the Funds, please see the prospectus for Pilot Shares which can be obtained by calling 1/800 71-PILOT and consult the institution (Boatmen's or an affiliate) which will maintain the account holding the Pilot Shares received by exchanging Class A Shares.

For investors holding their shares directly, a minimum initial investment of $1,000 must be made to establish an account into which exchange proceeds will be invested.

The minimum amount required for any subsequent exchanges into the newly established account is $100. Exchanges may have tax consequences. Please consult your tax adviser for further information.

If you are opening a new account in a different Fund by exchange, the shares being exchanged must be at least equal in value to the minimum investment for the Fund in which the account is being opened. The particular class of shares you are exchanging into must be registered for sale in your state.

Additional information regarding exchanges can be obtained by reading the Statement of Additional Information. The Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the Exchange Privilege except where notice is not required by the Securities and Exchange Commission.

A shareholder who purchased Class A Shares of the Pilot International Equity Fund (the "International Equity Fund") as part of a wrap fee program and who has continuously held shares of the International Equity Fund, may exchange Class A Shares in the International Equity Fund for Class A shares of any other fund in the Pilot Family of Funds without paying any front-end sales charge on the shares acquired through the exchange.

A shareholder who purchased Class A Shares of the Fund for an account prior to June 1, 1994 and who qualified for a sales charge exemption or waiver on its purchases made prior to that date, and who has continuously held shares of the Fund, may exchange Class A Shares in the International Equity Fund for Class A shares of any other fund in the Pilot Family of Funds without paying any front-end sales charge on the shares acquired through the exchange after such date so long as (i) such account remains open on the books of the Trust or (ii) such investor continues to qualify for one of the sales load exemptions described above.

A shareholder who was a record or beneficial holder of shares of Kleinwort Benson International Equity Fund, a series of Kleinwort Benson Investment Strategies, and who become directly or indirectly a beneficial owner of shares of the Pilot International Equity Fund (the "Fund") as a result of a reorganization between the two funds, and who has continuously held shares of the Fund, may exchange Class A Shares or Class A shares of any fund in the Pilot Family of Funds for Class A Shares or Class A shares of any other fund without paying a front-end sales charge on the shares acquired through the exchange after July 12, 1993 so long as such account remains open on the books of the Trust.

AUTOMATIC INVESTMENT PLAN
(requires your request)

One easy way to pursue your financial goals is to invest money regularly. The Pilot Funds offers the Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically, on a schedule of your choice.

At your option, your bank account will be debited in a particular amount that you have specified, and Fund shares will be automatically purchased at regular intervals. Your bank account must be a checking, NOW or bank money market account maintained at a domestic financial institution which is an Automated Clearing House member. Your institution must also permit automated withdrawals (which may be subject to a fee by that institution). A minimum initial investment of $100 is required for Automatic Investment Plans and the minimum amount required for subsequent investments is $100. The minimum amount required for subsequent investments as part of the Plan for employees of Boatmen's or its affiliates is $50.

The Automatic Investment Plan is one means by which you may use "DOLLAR COST AVERAGING" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be a good way to invest for retirement, a home, educational expenses and other long-term financial goals.

You may cancel your Automatic investments or change the amount of purchase at any time by mailing written notification to the Transfer Agent at The Pilot Funds, c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709. You may also implement the Dollar Cost Averaging method on your own initiative. The Pilot Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN
(requires your request)

The Pilot Funds offers a convenient way of withdrawing funds from your investment portfolio. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount above $50 provided the particular Fund account you are withdrawing from has a minimum current balance of at least $5,000. The automatic withdrawal will be made on the first or fifteenth day of the month. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous for share classes that charge a sales charge. Use of the Plan may also be disadvantageous for Class B Shares during the first six years a share is held, due to the potential need to pay a contingent deferred sales charge.

FRONT-END SALES CHARGE REDUCTIONS

YOU MAY BE ENTITLED TO LOWER FRONT-END SALES CHARGES ON CLASS A SHARES OF THE FUNDS THROUGH RIGHT OF ACCUMULATION, STATEMENT OF INTENTION AND QUANTITY DISCOUNTS.

Right of Accumulation. When buying Class A Shares, your current aggregate investment determines the amount of any front-end sales charge that you pay. If your current aggregate investment in Class A Shares accumulates to $100,000 or beyond, the sales percentage charged to you on subsequent investments is decreased as shown in the Section entitled "Class A Shares: The Front-End Sales Charge Option". Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Fund on which you paid a front-end sales charge (including shares that carry no front-end sales charge but were obtained through an exchange and can be traced back to shares that were acquired with such a charge).

EXAMPLE

If you beneficially own Class A Shares of the Funds or shares of The Pilot Funds' money market funds that can be traced back to the purchase of shares carrying a front-end sales charge (or any combination of such shares) with an aggregate value of $90,000 and then buy Class A Shares of the Pilot U.S. Government Securities Fund with a current value of $10,000, you would pay a front-end sales charge of 3.75% (the charge applicable to a $100,000 purchase) on your $10,000 purchase.

To qualify for a reduced front-end sales charge, you or your Service Organization must notify the Transfer Agent at the time of investment. The reduced sales charge is subject to confirmation of your holdings through a check of appropriate records.

Statement of Intention. This Statement provides the means for you to receive a reduced front-end sales charge on all of your investments in Class A Shares, whether they are made in one or more transactions. The Statement of Intention is your commitment to acquire an aggregate investment for $100,000 or more. You should read the Statement of Intention, which you can obtain by calling 800/71-PILOT, as you will be bound by its terms.

While signing a Statement of Intention does not bind you to purchase, or The Pilot Funds to sell, the full amount indicated at the front-end sales charge in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales charge.

When you sign a Statement of Intention, the Transfer Agent is authorized to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales load on the amount actually invested. After the terms of the Statement of Intention are fulfilled, the escrow will be released.

Within a 13-month period beginning up to 90 days prior to the date of its execution, the Class A Shares you purchase may be used as a credit toward the completion of the Statement of Intention. The investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. A shareholder may include the value of all Class A Pilot Funds shares on which a sales load has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made to reflect any reduced front-end sales charge applicable to shares purchased only during the 90-day period prior to the submission of your Statement of Intention.

If your aggregate investment exceeds the amount indicated in your Statement, an adjustment will be made to reflect any further reduced sales charge applicable to your excess investment. The adjustment will be in the form of additional Class A Shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

Quantity Discounts. As you can see by looking at the table in the Section entitled "Class A Shares: The Front-End Sales Charge Option", larger purchases in Class A Shares may result in lower front-end sales charges to you. If requested, purchases by you, your spouse and your minor children will be combined when computing the applicable front-end sales charge.

CROSS-REINVESTMENT PRIVILEGE

You may want to have your dividends received from a Fund automatically invested in shares of any other Fund or any of The Pilot Funds' other investment portfolios. Investments will be made at a price equal to the net asset value of the acquired shares next determined after receipt of the distribution proceeds by the Transfer Agent. No sales load will be charged on such investments. In order to qualify for the Cross-Reinvestment Privilege, the value of your account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement. There are no subsequent investment requirements for amounts to which dividends are directed nor are service fees currently charged for effecting these transactions. The election to cross-reinvest dividends will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase shares of the acquired fund.

REINSTATEMENT PRIVILEGE

If you are a Class A shareholder in a Fund, you may reinvest all or any portion of your redemption proceeds in Class A shares of any other Fund without paying a sales load. Shares so acquired will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment. If you wish to use this privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption and the shares redeemed must have been held for at least 30 days before the redemption. The reinstatement privilege may be exercised once annually by a Class A shareholder, except that there is no such limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

Generally, exercising the reinstatement privilege will not affect the character of any gain or loss realized on a redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules. Also in certain instances, shareholders may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. Consult your tax adviser for additional information.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

Dividends for each Fund are derived from its net investment income from the interest on the bonds and other investments that they hold in their portfolios.

The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

What are your dividend and distribution options?

Shareholders of record receive dividends and net capital gain distributions. You will automatically receive dividends and distributions in additional shares of the same share class of a Fund for which the dividend or distribution was declared, unless you specifically elect to receive payments in cash or elect the Cross-Reinvestment Privilege described above under "Shareholder Services". Your election and any subsequent change should be made in writing to: The Pilot Funds [name of Fund, including Class A or Class B Shares, as applicable], c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709.

Your election is effective for dividends and distributions with payment dates after the date the Transfer Agent receives the election.

When are dividends and distributions declared and paid?

Dividends are declared daily and paid monthly. Shares of the Funds begin earning dividends the first Business Day after acceptance of the purchase order for which The Pilot Funds' custodian has received payment and stop earning dividends the Business Day such shares are redeemed. Of all of an investor's shares in a particular share class are redeemed, the Fund will make a cash payment of any accrued dividends within five business days after redemption.

Net capital gain distributions for each of the Funds, if any, are distributed at least annually after any reductions for capital loss carryforwards.

The dividends and distributions paid by each Fund on its Class A and Class B Shares are calculated in the same manner, but because of the differing distribution expenses borne by the different share classes, the dividends on those classes are expected to differ.

DISTRIBUTION AND SERVICE
ARRANGEMENTS

The Pilot Funds has adopted Distribution Plans for its Class A and Class B
Shares.

UNDER THESE PLANS THE DISTRIBUTOR RECEIVES PAYMENTS FOR DISTRIBUTION AND SUPPORT SERVICES. The Distribution Plan for Class A Shares authorizes payments to the Distributor and Service Organizations for personal services provided to Class A shareholders and/or the maintenance of shareholder accounts. Payments under the Distribution Plan for Class B Shares will also be used to pay for sales commissions and other fees payable to the Distributor and to Service Organizations and other broker-dealers who sell Class B Shares, and may include interest on such amounts that are not initially repaid by The Pilot Funds.

PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS A SHARES MAY NOT EXCEED 0.25% (on an annual basis) of the average daily net asset value of the shares to which such Plan relates. If more money is due the Distributor than it can collect in any month because of this limitation, the unpaid amount may be carried forward until it can be paid. Similarly, if in any month the Distributor does not expend the entire amount to which it would otherwise be entitled, this amount may be used as a credit and drawn upon to permit the payment of expenses in the future. Neither of these amounts, however, is payable beyond the fiscal year in which they accrue.

DISTRIBUTION PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS B SHARES MAY NOT EXCEED 1.00% (on an annual basis) of the average daily net asset value of the Class B Shares. Not more than 0.25% of such value will be used to compensate Service Organizations for personal services provided to Class B shareholders and/or the maintenance of shareholder accounts. Not more than 0.75% of such value will be paid to the Distributor as reimbursement for commissions and transaction fees of up to 4.00% (which amount may change over time) of the net asset value per share of the Class B Shares purchased by clients of the Distributor, Service Organizations and other broker-dealers who sell such Shares as well as expenses related to other promotional and distribution activities. The distribution payments under this Plan have been structured to provide you the option of purchasing Fund shares without the need to pay a front-end sales charge. The purpose and function of the contingent deferred sales charge and distribution fee for Class B Shares is the same as the front-end sales charge and distribution fee for Class A Shares. In both cases the sales charge and distribution fee are used to pay and provide compensation for the distribution of Fund shares.

Actual distribution expenses paid by the Distributor with respect to Class B Shares for any given year may exceed the distribution fees and contingent deferred sales charges received with respect to those Shares. These excess expenses may be reimbursed by a Fund or its Class B shareholders out of contingent deferred sales charges and distribution payments in future years as long as the Distribution Plan for Class B Shares is in effect.

Distribution payments under the Plans are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1. The distribution fee and any sales charge applicable to a particular class will not be used to assist the distribution of any other class.

From time to time, the Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds and other Funds of the Group. Compensation may include tickets to sporting and other entertainment events, gifts of merchandise, and financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of Shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

IF YOU ARE A CLIENT OF BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, YOU SHOULD NOTE that they may charge you a separate fee for administrative services in connection with investments in Fund shares and may impose minimum customer account and other requirements. These fees and requirements would be in addition to those imposed by the Funds under the Plans or otherwise. If you are investing through Boatmen's Investment Services, Inc. or another Service Organization, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Boatmen's Investment Services, Inc. and the other Service Organizations have the responsibility of transmitting purchase orders and required funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Investors may note that federal banking laws currently limit the securities activities of banks. It is possible that a bank might be prohibited from acting as a Service Organization in the future. If this were to happen, the bank's shareholder clients would be permitted by the Funds to remain shareholders. The Funds' method of operations might, however, change and such shareholders might not be able to avail themselves of the services provided by their banks. No adverse financial consequences are expected to occur to these shareholders from any such event.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of an unlimited number of shares in each of three share classes (Class A Shares, Class B Shares and Pilot Shares) in the Funds. Each Fund is classified as a diversified company. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

Class A and Class B Shares of the Funds are described in this prospectus. These Funds also offer Pilot Shares solely to Boatmen's and its affiliated banks, acting on behalf of themselves and their customers. Pilot Shares are sold without a front-end or contingent deferred sales charge to qualified shareholders. For more information on Pilot Shares, call 800/71-PILOT. Shares of each class bear their pro rata portion of all operating expenses paid by the Funds, except certain payments under the Funds' Distribution Plans applicable only to Class A or Class B Shares.

Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote on matters relating to the Distribution Plan for Class A Shares and only Class B shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS' principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Concord that is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63178.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, OH 43219-3035.

MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of June 30, 1995, Boatmen's and its affiliates managed nearly $83 billion in assets ($45 billion over which they had investment discretion and $38 billion over which they did not have investment discretion).

Boatmen's Bancshares, Inc., Boatmen's parent, is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company and a credit card bank.

On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which is currently expected to take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. If the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.

MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Marvin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

Pilot Intermediate Municipal Bond Fund, Pilot Municipal Bond Fund, and Pilot Intermediate Municipal Bond Fund each commenced operations on November 7, 1994 upon the transfer to each Fund of a portion of the assets of the common trust fund of Boatmen's Trust Company (the "Commingled Funds") having corresponding investment objectives, policies and limitations in exchange for shares of such Fund. Each Fund's portfolio of investments on November 7, 1994 was substantially the same as the portfolio of the corresponding Commingled Fund immediately prior to the transfer.

Because each Commingled Fund constitutes a "predecessor" of its corresponding Fund, each corresponding Fund calculates the performance for each of its classes for periods commencing prior to the transfer of Commingled Fund assets to the Fund by including its Commingled Fund predecessor's total return adjusted to reflect the deduction of estimated fees and expenses applicable to that class as stated in the expense table of the Fund's initial prospectus.

The quoted performance data includes the performance of the Commingled Funds for periods before their corresponding Funds' commencement of operations including periods when the Commingled Funds were managed by the Adviser's predecessor in interest or other affiliate. The Commingled Funds have not been and are not currently registered under the 1940 Act or subject to the investment restrictions imposed by the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance might have been adversely affected. The performance information set forth below reflects past performance and is not necessarily indicative of the future performance of the Funds, or any of the other investment portfolios of The Pilot Funds. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns for the period ended September 30, 1996.

                             1 YEAR
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Intermediate Municipal Bond Fund and
  its predecessor                                   %           %
Pilot Intermediate U.S. Government
  Securities Fund and its predecessor               %           %
Pilot Municipal Bond Fund and its
  predecessor                                       %           %

                             3 YEARS
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Intermediate Municipal Bond Fund and
  its predecessor                                   %           %
Pilot Intermediate U.S. Government
  Securities Fund and its predecessor               %           %
Pilot Municipal Bond Fund and its
  predecessor                                       %           %

                             5 YEARS
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Intermediate Municipal Bond Fund and
  its predecessor                                   %           %
Pilot Intermediate U.S. Government
  Securities Fund and its predecessor               %           %
Pilot Municipal Bond Fund and its
  predecessor                                       %           %

                            10 YEARS
                      (OR SINCE INCEPTION)
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Intermediate Municipal Bond Fund and
  its predecessor                                   %           %
Pilot Intermediate U.S. Government
  Securities Fund and its predecessor               %           %
Pilot Municipal Bond Fund and its
  predecessor                                       %           %

The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if Class A and Class B shareholder transaction expenses and operating expenses applicable to the Class A and Class B Shares (as estimated at commencement of operations) had been incurred during the periods shown.

The Fixed Income Committee of Boatmen's is primarily responsible for the day-to-day management of the investment portfolio of each of the Government Funds and Municipal Bond Funds.

Although expected to be infrequent, Boatmen's may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Boatmen's) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Boatmen's will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

Boatmen's is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 0.55% of the Pilot Diversified Bond Income Fund's average daily net assets, 0.55% of the Pilot Intermediate U.S. Government Securities Fund's average daily net assets, 0.55% of the Pilot U.S. Government Securities Fund's average daily net assets, 0.55% of the Pilot Intermediate Municipal Bond Fund's average daily net assets, and 0.55% of the Pilot Municipal Bond Fund's average daily net assets. For the fiscal year ended August 31, 1996, The Funds paid advisory fees in the amount of 0.35%, 0.40%, 0.40% and 0.45% for Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively. Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.

Additionally, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion. For the fiscal year ended August 31, 1996, The Pilot Funds paid
administration fees to BISYS in the amount of [     ], [     ], [     ], [     ]
and [     ] for The Pilot Growth and Income Fund, Pilot Equity Income Fund,
Pilot Intermediate U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively. For the fiscal period ended August 31, 1995, The Pilot Funds paid administration fees to BISYS in the amount of $0, $0, $28,065, $11,784, $52,366 and $23,572 for the Pilot Growth and
Income Fund, Pilot Equity Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively.

Operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

In order to so qualify, each Fund intends to pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends and gains attributable to market discount on taxable as well as tax-exempt securities. To the extent you receive such a dividend based on either investment company taxable income or the excess of net short-term capital gain over net long-term capital loss, you would treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, other than the "exempt interest dividends" from the Municipal Bond Funds, will be taxable to you as ordinary income. Also, to the extent that a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.

In addition, each Municipal Bond Fund intends to pay at least 90% of its net exempt-interest income as dividends known as "exempt-interest dividends". These dividends may be treated by you as excludable from your gross income (unless the exclusion would be disallowed because of your particular situation). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.

If a Municipal Bond Fund holds certain so-called "private activity bonds" issued after August 7, 1986 shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds. The maximum federal alternative minimum tax rate is 28% for individuals. In addition, corporations will need to take into account all exempt-interest dividends paid by these Funds in determining certain adjustments for the federal alternative minimum tax and the environmental tax.

Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

Before you purchase shares of a Fund, you should consider the effect of any capital gain distributions that are expected to be declared or that have been declared, but not yet paid. When a Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable distribution or dividend.

Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, generally depending on the difference in the prices at which the shareholder purchased and sold the shares. This gain or loss will be long-term or short-term, generally depending on how long the shareholder held the shares.

Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. In particular, except as stated below, dividends paid by the Government Funds and the Municipal Bond Funds may be taxable under state or local law as dividend income, even though all or part of those dividends come from interest on obligations that would be free of such income taxes if held by you directly.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for each Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

YIELDS for the Funds are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

TAX-EQUIVALENT YIELDS for the Municipal Bond Funds show the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and are calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate.

The Funds may provide quotes of total returns and yields WITHOUT REFLECTING A FRONT-END SALES CHARGE, which quotations will, of course, be higher than quotations that do reflect such a sales charge.

Performance comparisons:

The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return and yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for these Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Indexes, the Merrill Lynch Bond Indexes, the Wilshire 5000 Equity Indexes or the Consumer Price Index.

Special information for investors in the Municipal Bond Funds:

You may find it particularly useful to compare the tax-free yields of the Funds to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The following table illustrates the differences between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations. (The federal tax brackets and rates below are those currently available for 1996.)

                                                                                    TAX EXEMPT YIELD
                                                               ----------------------------------------------------------
                      TAXABLE INCOME                                4.00%                4.50%                5.00%
----------------------------------------------------------     ----------------     ----------------     ----------------
                                              FEDERAL
  SINGLE RETURN        JOINT RETURN           BRACKET                           EQUIVALENT TAXABLE YIELD
-----------------    -----------------    ----------------     ----------------------------------------------------------
Not over $22,750     Not over $38,000              15.000%                4.71%                5.29%                5.88%
 22,751- 55,100      38,001- 91,850                28.000%                5.56%                6.25%                6.94%
 55,101-115,000      91,851-140,000                31.000%                5.80%                6.52%                7.25%
115,001-250,000      140,001-250,000               36.000%                6.25%                7.03%                7.81%
Over 250,000         Over 250,000                  39.600%                6.62%                7.45%                8.28%

                        5.50%                6.00%                6.50%                7.00%                7.50%
                   ----------------     ----------------     ----------------     ----------------     ----------------
  SINGLE RETURN
-----------------
Not over $22,750              6.47%                7.06%                7.65%                8.24%                8.82%
 22,751- 55,100               7.64%                8.33%                9.03%                9.72%               10.42%
 55,101-115,000               7.97%                8.70%                9.42%               10.14%               10.87%
115,001-250,000               8.59%                9.38%               10.16%               10.94%               11.72%
Over 250,000                  9.11%                9.93%               10.76%               11.59%               12.42%

                         8.00%
                   ----------------
   SINGLE RETURN
-----------------
Not over $22,750              9.41%
 22,751- 55,100              11.11%
 55,101-115,000              11.59%
115,001-250,000              12.50%
Over 250,000                 13.25%

These yields are for illustrative purposes only. The tax brackets do not take into account the effect of reductions in the deductibility of itemized deductions for taxpayers with adjusted gross income over $111,800 or the possible effect of the federal alternative minimum tax. Additionally, effective brackets and equivalent taxable yields could be higher than those shown.

PERFORMANCE QUOTATIONS WILL FLUCTUATE, AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF TOTAL RETURN AND YIELD.

INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

----- Financial
      Direction                                               January 2, 1997

     LOGO

              The
             Pilot
             Funds

                                                         PROSPECTUS ENCLOSED

                                                      PILOT EQUITY
                                                      INCOME FUND

                                                      PILOT GROWTH
                                                      AND INCOME FUND

                                                      PILOT GROWTH FUND

                                                      PILOT SMALL
                                                      CAPITALIZATION
                                                      EQUITY FUND

                                                      Class A Shares and
                                                      Class B Shares

                               TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
EXPENSE SUMMARY...................................................................................      2
FINANCIAL HIGHLIGHTS..............................................................................      5
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS..................................................      7
     Pilot Growth and Income Fund.................................................................      7
     Pilot Equity Income Fund.....................................................................      7
     Pilot Growth Fund............................................................................      8
     Pilot U.S. Small Capitalization Equity Fund..................................................      9
  PORTFOLIO INSTRUMENTS AND PRACTICES.............................................................      9
  RISK FACTORS....................................................................................     14
  FUNDAMENTAL LIMITATIONS.........................................................................     15
INVESTING IN THE PILOT FUNDS......................................................................     15
  HOW TO BUY SHARES...............................................................................     18
  HOW TO SELL SHARES..............................................................................     21
  TRANSACTION RULES...............................................................................     22
  SHAREHOLDER SERVICES............................................................................     23
  DIVIDENDS AND DISTRIBUTIONS.....................................................................     26
DISTRIBUTION AND SERVICE ARRANGEMENTS.............................................................     27
THE PILOT FAMILY OF FUNDS.........................................................................     28
THE BUSINESS OF THE FUND..........................................................................     29
  FUND MANAGEMENT.................................................................................     29
  TAX IMPLICATIONS................................................................................     32
  MEASURING PERFORMANCE...........................................................................     32

                                THE PILOT FUNDS

                                      LOGO

PROSPECTUS FOR CLASS A SHARES AND CLASS B SHARES OF THE PILOT GROWTH AND INCOME,
 PILOT EQUITY INCOME, PILOT GROWTH AND PILOT SMALL CAPITALIZATION EQUITY FUNDS

January 2, 1997

----------------------------------------------------------------------------------------------------------
        PILOT FUND                            GOAL                           FOR INVESTORS WHO WANT
        ----------                            ----                           ----------------------
GROWTH AND INCOME             Capital appreciation and current        Capital appreciation over the long
                              income through investments primarily    term as well as current income and
                              in common stocks of U.S. companies.     are willing to accept the relative
                                                                      risks associated with equity
                                                                      investments.
----------------------------------------------------------------------------------------------------------
EQUITY INCOME                 Current income and, secondarily,        Current income with the possibility
                              capital appreciation through            of some price appreciation and are
                              investments primarily in common         willing to accept the relative risks
                              stocks of above average financial       associated with equity investments.
                              quality and securities convertible
                              into common stock.
----------------------------------------------------------------------------------------------------------
GROWTH                        Long-term capital growth through        Capital growth over the long term
                              investments primarily in equity         and are willing to accept the
                              securities.                             relative risks associated with
                                                                      equity investments.
----------------------------------------------------------------------------------------------------------
SMALL CAPITALIZATION          Long-term capital growth by             Capital growth over the long term
EQUITY                        investing primarily in equity           and are willing to accept the
                              securities                              relatively greater risks associated
                                                                      with investments in small
                                                                      capitalization equity securities.
----------------------------------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.

This Prospectus describes two classes of shares from which investors may choose in the Pilot Growth and Income, Pilot Equity Income, Pilot Growth and Pilot Small Capitalization Equity Funds. Class A Shares are sold with a front-end sales charge; Class B shares are sold with a deferred sales charge. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/71-PILOT. The Statement of Additional Information, as it may be revised from time to time, is dated January 2, 1997 and is incorporated by reference into (considered a part of) the Prospectus.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Funds' shareholder transaction expenses and the operating expenses which the Funds expect to incur during the current fiscal year on their Class A and Class B Shares. Examples based on this information are also provided.

                                                                                GROWTH                EQUITY
                                                                              AND INCOME              INCOME
                                                                                 FUND                  FUND
                                                                            ---------------       ---------------
                                                                           CLASS A   CLASS B     CLASS A   CLASS B
                                                                           -------   -------     -------   -------
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases
      (as a percentage of offering price).................................  4.50%(1)   None       4.50%(1)   None
    Sales Charge Imposed on Reinvested Dividends..........................  None       None       None       None
    Deferred Sales Charge (as a percentage of original purchase price or
     redemption proceeds, whichever is lower).............................  None       4.50%(2)   None       4.50%(2)
    Exchange Fee..........................................................  None       None       None       None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND EXPENSE
  REIMBURSEMENTS (as a percentage of average net assets):
    Management Fees (after waivers)(4)....................................  0.50%      0.50%      0.50%      0.50%
    Rule 12b-1/Distribution Payments......................................  0.25%      1.00%      0.25%      1.00%
    Other Expenses (after reimbursements)(4)..............................  0.25%      0.25%      0.25%      0.25%
                                                                            ----       ----       ----       ----
    Total Fund Operating Expenses After Fee Waivers and Expense
     Reimbursements(4)....................................................  1.00%      1.75%      1.00%      1.75%
                                                                            =====      =====      =====      =====

                                                                                                       SMALL
                                                                                GROWTH            CAPITALIZATION
                                                                                 FUND               EQUITY FUND
                                                                            ---------------       ---------------
                                                                           CLASS A   CLASS B     CLASS A   CLASS B
                                                                           -------   -------     -------   -------
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases
      (as a percentage of offering price).................................  4.50%(1)   None       4.00%(1)   None
    Sales Charge Imposed on Reinvested Dividends..........................  None       None       None       None
    Deferred Sales Charge (as a percentage of original purchase price or
     redemption proceeds, whichever is lower).............................  None       4.50%(2)   None       4.00%(3)
    Exchange Fee..........................................................  None       None       None       None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND EXPENSE
  REIMBURSEMENTS (as a percentage of average net assets):
    Management Fees (after waivers)(4)....................................  0.75%      0.75%      0.75%      0.75%
    Rule 12b-1/Distribution Payments......................................  0.25%      1.00%      0.25%      1.00%
    Other Expenses (after reimbursements)(4)..............................  0.25%      0.25%      0.25%      0.25%
                                                                            ----       ----       ----       ----
    Total Fund Operating Expenses After Fee Waivers and Expense
     Reimbursements(4)....................................................  1.25%      2.00%      1.25%      2.00%
                                                                            =====      =====      =====      =====

------------
(1) Reduced sales charges may be available. See "Shareholder Services--Front-End Sales Charge Reductions."
(2) This amount applies to redemptions during the first year. The charge decreases .50% annually to 2.50% for redemptions made during the fifth year and then decreases .75% to 1.75% for redemptions made during the sixth year. No deferred sales charge is charged for redemptions made after the sixth year. See "How to Buy Shares-- Explanation of Sales Price."

(3) This amount applies to redemptions during the first year. The charge decreases .50% annually to 2.00% for redemptions made during the fifth year and then decreases .75% to 1.25% for redemptions made during the sixth year. No deferred sales charge is charged for redemptions made after the sixth year. See "How to Buy Shares-- Explanation of Sales Price."
(4) This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. Without waivers by the Adviser, investment management fees as a percentage of net assets would be 0.75%, 0.75%, and 1.00% for the Pilot Growth and Income, Pilot Equity Income, and Pilot Small Capitalization Equity Funds, respectively. Other Expenses also reflect reimbursements by the Adviser and Administrator. Absent reimbursement, Other Expenses would be 0.26% for the Class A and Class B Shares of Pilot Growth and Income Fund;
    0.29% for the Class A and Class B Shares of Pilot Equity Income Fund;    %
    for the Class A and Class B Shares of Pilot Growth Fund; and 0.35% for the Class A and Class B Shares, respectively, of Pilot Small Capitalization Equity Fund. Absent waivers and expense reimbursements, the total operating expenses for the Funds would be 1.26% and 2.01% for Class A Shares and Class B Shares, respectively, of the Pilot Growth and Income Fund; 1.29% and 2.04% for Class A Shares and Class B Shares, respectively, of the Pilot Equity Income Fund; and 1.65% and 2.44% for Class A Shares and Class B Shares, respectively, of the Pilot Small Capitalization Equity Fund. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund at the discretion of the Adviser or Administrator and without the consent of the Funds except that the Adviser has voluntarily agreed to limit the total operating expenses of the Pilot Shares of Pilot Growth and Income Fund and Pilot Growth Fund to 0.75% and 1.00% of each Fund's average net assets until February 1, 1998 which will have the effect of limiting the expenses of Class A and Class B shares of Pilot Growth and Income Fund to 1.00% and 1.75%, respectively, and the expenses of Class A and Class B shares of Pilot Growth Fund to 1.75% and 2.00%, respectively, of each Fund's average net assets for the same period. You should note that any fees that are charged by the Funds' Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to and not reflected in the fees and expenses described above.

BECAUSE OF THE DISTRIBUTION PAYMENTS PAID BY THE FUNDS AS SHOWN IN THE ABOVE TABLE, LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE: Assume that the annual return on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                                    1           3               5           10
                                                   YEAR        YEARS          YEARS        YEARS
                                                   AFTER       AFTER          AFTER        AFTER
                                                   PURCHASE    PURCHASE       PURCHASE     PURCHASE
                                                   --------    --------       --------     --------
PILOT GROWTH AND INCOME FUND
     Class A Shares(1)...................          $ 55        $ 75           $  98        $ 162
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 63        $ 90           $ 120        $ 206
          Assuming no redemption.........          $ 18        $ 55           $  95        $ 206
PILOT EQUITY INCOME FUND
     Class A Shares(1)...................          $ 55        $ 75           $  98        $ 162
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 63        $ 90           $ 120        $ 206
          Assuming no redemption.........          $ 18        $ 55           $  95        $ 206
PILOT GROWTH FUND
     Class A Shares(1)...................          $ 57        $ 83           $ 111        $ 189
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 65        $ 98           $ 133        $ 233
          Assuming no redemption.........          $ 20        $ 63           $ 108        $ 233
PILOT SMALL CAPITALIZATION EQUITY FUND
     Class A Shares(1)...................          $ 57        $ 83           $ 111        $ 189
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 65        $ 98           $ 133        $ 233
          Assuming no redemption.........          $ 20        $ 63           $ 108        $ 233

------------
(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2) Assumes deduction of maximum applicable contingent deferred sales charge.

The Example shown above should not be considered a representation of future investment returns or operating expenses. Pilot Growth Fund is new and actual investment returns and operating expenses may be more or less than shown for the Fund.

                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS

The following data with respect to a Share of the Pilot Growth and Income Fund, Pilot Equity Income Fund, and Pilot Small Capitalization Equity Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. The following data with respect to a share of the Pilot Growth Fund Outstanding during the period indicated are unaudited.

THE PILOT FUNDS
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------
Pilot Growth & Income Fund

                                                                 INCOME FROM INVESTMENT OPERATIONS
                                                               --------------------------------------
                                                                            NET REALIZED     TOTAL
                                                                           AND UNREALIZED    INCOME    DIVIDENDS   DIVIDENDS
                                              NET ASSET VALUE     NET         GAIN ON         FROM      FROM NET   FROM NET
                                               AT BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT  INVESTMENT  REALIZED
                                                 OF PERIOD       INCOME     TRANSACTIONS   OPERATIONS    INCOME     GAINS
                                              ---------------  ----------  --------------  ----------  ----------  --------
FOR THE YEAR ENDED AUGUST 31,
---------------------------------------------
1996--Pilot Shares...........................     $ 11.59        $ 0.22        $ 1.59        $ 1.81      $(0.22)    $(0.28)
1996--Class A Shares.........................       11.58          0.18          1.60          1.78       (0.18)     (0.28)
1996--Class B Shares.........................       11.59          0.09          1.60          1.69       (0.09)     (0.28)
1995--Pilot Shares(g)........................       10.00          0.17          1.59          1.76       (0.17)
1995--Class A Shares(a)......................       10.44          0.09          1.14          1.23       (0.09)
1995--Class B Shares(e)......................       10.08          0.08          1.51          1.59       (0.08)

                                                                                                                RATIO
                                                                                                              INFORMATION
                                                                                                               ASSUMING
                                                                                                                NO FEE
                                                                                                              WAIVER OR
                                                                                                               EXPENSE
                                                                                                              REIMBURSEMENT
                                                                                    RATIO OF NET              ----------
                                               NET ASSET               RATIO OF      INVESTMENT               NET ASSETS
                                               VALUE AT                EXPENSES        INCOME      PORTFOLIO  AT END OF
                                                END OF      TOTAL     TO AVERAGE     TO AVERAGE    TURNOVER     PERIOD
                                                PERIOD    RETURN(C)  NET ASSETS(D)  NET ASSETS(D)    RATE     (IN 000'S)
                                               ---------  ---------  -------------  -------------  ---------  ----------
FOR THE YEAR ENDED AUGUST 31,
---------------------------------------------
1996--Pilot Shares...........................   $ 12.90     15.79%        0.74%          1.76%         37%     $182,379
1996--Class A Shares.........................     12.90     15.57         0.99           1.52          37         4,667
1996--Class B Shares.........................     12.91     14.75         1.74           0.76          37         3,818
1995--Pilot Shares(g)........................     11.59     17.72         0.75           1.98          28       109,423
1995--Class A Shares(a)......................     11.58     11.78         1.00           1.65          28           697
1995--Class B Shares(e)......................     11.59     15.85         1.75           0.94          28           661


                                                              RATIO OF NET
                                                 RATIO OF      INVESTMENT
                                                EXPENSES TO      INCOME
                                                  AVERAGE      TO AVERAGE
                                               NET ASSETS(D)  NET ASSETS(D)
                                               -------------  -------------
FOR THE YEAR ENDED AUGUST 31,
---------------------------------------------
1996--Pilot Shares...........................       1.01%          1.49%
1996--Class A Shares.........................       1.26           1.25
1996--Class B Shares.........................       2.01           0.49
1995--Pilot Shares(g)........................       1.15           1.58
1995--Class A Shares(a)......................       1.40           1.25
1995--Class B Shares(e)......................       2.15           0.54

--------------------------------------------------------------------------------

Pilot Equity Income Fund
1996--Pilot Shares...........................     $ 11.29        $ 0.46        $ 1.38        $ 1.84      $(0.45)    $(0.28)
1996--Class A Shares.........................       11.36          0.41          1.40          1.81       (0.41)     (0.28)
1996--Class B Shares.........................       11.34          0.33          1.39          1.72       (0.32)     (0.28)
1995--Pilot Shares(g)........................       10.00          0.35          1.29          1.64       (0.35)
1995--Class A Shares(a)......................       10.24          0.18          1.12          1.30       (0.18)
1995--Class B Shares(b)......................        9.85          0.18          1.49          1.67       (0.18)

1996--Pilot Shares...........................   $ 12.38     16.49%        0.75%          3.78%         34%     $130,278
1996--Class A Shares.........................     12.46     16.10         1.00           3.53          34         1,640
1996--Class B Shares.........................     12.44     15.31         1.75           2.79          34         3,200
1995--Pilot Shares(g)........................     11.29     16.69         0.75           4.12          37        98,607
1995--Class A Shares(a)......................     11.36     12.78         1.00           3.70          37           311
1995--Class B Shares(b)......................     11.34     17.36         1.25           2.88          37           713

1996--Pilot Shares...........................       1.04%          3.44%
1996--Class A Shares.........................       1.29           3.24
1996--Class B Shares.........................       2.04           2.50
1995--Pilot Shares(g)........................       1.14           3.73
1995--Class A Shares(a)......................       1.39           3.31
1995--Class B Shares(b)......................       2.14           2.49

--------------------------------------------------------------------------------

------------

(a)  Class A share activity commenced February 7, 1995.
(b)  Class B share activity commenced January 12, 1995.
(c)  Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d)  Annualized.
(e)  Class B share activity commenced November 11, 1994.
(f)  Class A share activity commenced December 12, 1996.
(g)  Pilot share activity commenced November 7, 1994.
(h)  Share activity commenced October 21, 1996.

THE PILOT FUNDS
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
Pilot Small Capitalization Equity Fund

                                                           INCOME FROM INVESTMENT OPERATIONS
                                                         --------------------------------------
                                                                      NET REALIZED     TOTAL
                                                                     AND UNREALIZED    INCOME    DIVIDENDS   NET ASSET
                                        NET ASSET VALUE     NET         GAIN ON         FROM      FROM NET   VALUE AT
                                         AT BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT  INVESTMENT   END OF      TOTAL
                                           OF PERIOD       INCOME     TRANSACTIONS   OPERATIONS    INCOME     PERIOD    RETURN(C)
                                        ---------------  ----------  --------------  ----------  ----------  ---------  ---------
FOR THE PERIOD ENDED AUGUST 31,
---------------------------------------
1996--Pilot Shares(f)..................     $ 10.00        $ 0.09        $ 0.64        $ 0.73      $(0.08)      $--      $ 10.65
1996--Class A Shares(f)................     $ 10.00          0.05          0.64          0.69       (0.05)       --      $ 10.64
1996--Class B Shares(f)................     $ 10.00          0.01          0.65          0.66       (0.01)       --      $ 10.65


                                                                                               RATIO INFORMATION ASSUMING
                                                                                                NO FEE WAIVER OR EXPENSE
                                                                                                     REIMBURSEMENT
                                                                                              ----------------------------
                                                        RATIO OF NET                                         RATIO OF NET
                                           RATIO OF      INVESTMENT               NET ASSETS    RATIO OF      INVESTMENT
                                          EXPENSES TO      INCOME      PORTFOLIO  AT END OF    EXPENSES TO      INCOME
                                            AVERAGE      TO AVERAGE    TURNOVER     PERIOD       AVERAGE      TO AVERAGE
                                         NET ASSETS(D)  NET ASSETS(D)    RATE     (IN 000'S)  NET ASSETS(C)  NET ASSETS(C)
                                         -------------  -------------  ---------  ----------  -------------  -------------
FOR THE PERIOD ENDED AUGUST 31,
---------------------------------------
1996--Pilot Shares(f)..................       7.37%          1.00%(c)     1.06%(c)     30.67%    $70,483          1.54%(c)
1996--Class A Shares(f)................       6.88%          1.25%(c)     0.66%(c)     30.67%    $ 2,611          1.65%(c)
1996--Class B Shares(f)................       6.65%          2.01%(c)    (0.07%)(c)    30.67%    $ 1,878          2.44%(c)


FOR THE PERIOD ENDED AUGUST 31,
---------------------------------------
1996--Pilot Shares(f)..................       0.52%(c)
1996--Class A Shares(f)................       0.26%(c)
1996--Class B Shares(f)................      (0.50%)(c)

--------------------------------------------------------------------------------

Pilot Growth Fund
For the Period Ended October 22,

1996--Pilot Shares.....................
1996--Class A Shares...................
1996--Class B Shares...................

1996--Pilot Shares.....................
1996--Class A Shares...................
1996--Class B Shares...................

1996--Pilot Shares.....................
1996--Class A Shares...................
1996--Class B Shares...................

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Pilot Funds use a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to attain its investment objective, there can be no assurance it will be successful. Shareholder approval is not required to change the investment objective of a Fund. However, shareholders will be given at least 30 days' prior written notice in the event of a change in a Fund's investment objective. If there is a change in investment objective, shareholders should consider whether a Fund remains an appropriate investment in light of their current financial position and needs. Unless otherwise stated, each investment policy described below may be changed at any time by The Pilot Funds' Board of Trustees without shareholder approval.

Pilot Growth and Income Fund and
Pilot Equity Income Fund

The Pilot Growth and Income Fund and the Pilot Equity Income Fund (sometimes referred to together as the "Equity Funds") offer investors two alternatives for participating in the equity securities market.

The investment objective of the Pilot Growth and Income Fund is to seek capital appreciation and current income by investing primarily in common stocks of U.S. companies. The Fund invests primarily in common stocks which demonstrate favorable prospects for either capital growth or current dividend income. In making investment decisions, the Adviser assesses factors such as current and future earnings potential, existing resources and assets, trading liquidity, marketing valuation and profitability. The Fund will invest, during normal market and economic conditions, at least 65% of its total assets in common stocks, preferred stocks and debt instruments convertible into common stock of U.S. companies.

The investment objective of the Pilot Equity Income Fund is to seek current income and, secondarily, capital appreciation through investments primarily in common stocks of above average financial quality and securities convertible into common stock. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks and securities convertible into common stock of companies believed by the Adviser to demonstrate sound management, future growth potential and the ability to pay dividends. The Fund will attempt to achieve a yield that is greater than the published composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Index1 (the "S & P 500 Index"), a broad-based unmanaged index of 500 companies listed on the New York Stock Exchange and which is typically used as a performance benchmark for equity investments.

Each Fund may also acquire debt obligations, including both convertible and non-convertible corporate and government bonds, debentures, zero coupon bonds and cash equivalents. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares. Each Fund will purchase only those debt obligations which are rated investment grade by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined by the Adviser to be of comparable quality. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) Obligations in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings. If a debt obligation held by a Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated debt obligation held by a Fund is no longer of comparable quality to an investment grade debt obligation, the obligation will be sold in an orderly manner as quickly as possible.

The convertible securities in which a Fund may invest include bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

---------------

1 "Standard and Poor's(R)", "S & P(R)" and "Standard and Poor's 500 Index(R)" are registered trademarks of Standard and Poor's Corporation.

Additionally, each Fund may invest up to 20% of the value of its total assets in the securities of foreign issuers, either directly in the securities of such issuers or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRs, in registered form, are designed for use in the United States securities markets, while EDRs, in bearer form, are generally designed for use in the European securities markets. These securities may not be denominated in the same currency as the securities they represent.

Each Fund may also invest in futures contracts and options. From time to time, the Funds may hold cash reserves that do not earn income. For a further description of the Funds' policies with respect to convertible securities, foreign securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

Each Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents and debt obligations when the Adviser believes such a position is advisable for temporary defensive purposes during periods of unusual market or economic activity.

PILOT GROWTH FUND

Pilot Growth Fund offers investors a means of participating in the equity securities market.

The investment objective of Pilot Growth Fund is to provide long-term capital growth by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in common stock, warrants, and options to purchase common stock.

In making investment decisions for the Fund, the Adviser classifies approximately 1000 companies by market value and growth characteristics on a quarterly basis. Due to the number of possible growth stock investments, the Adviser uses a selection process employing advanced quantitative techniques to identify buy and sell candidates in an effort to select and hold those companies which appear able to consistently achieve superior returns by reinvesting profits into attractive new projects and products. Dividend income is, therefore, incidental and not an objective of the Fund. The Adviser's sophisticated investment approach uses an internally designed valuation process which measures the persistence of future cash flows, the acceleration of profitability, and evaluates a company's revenue generation relative to its stock price. The goal of this investment process is to identify businesses where superior growth appears sustainable and avoid or sell companies where growth is beginning to deteriorate. The Fund will concentrate on long-term growth industries where market leaders produce superior products and/or services and demonstrate a competitive advantage.

Pilot Growth Fund may also require debt obligations, including both convertible and non-convertible corporate and government bonds, debentures, zero coupon bonds and cash equivalents. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares. Under normal conditions, the Fund will not invest more than 10% of its total assets in debt obligations, unless the Fund assumes a temporary defensive position as discussed below. The Fund will purchase only those debt obligations which are rated AA or better by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined by the Adviser to be of comparable quality. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.)

The Fund may invest in the securities of foreign issuers, either directly in the securities of such issuers or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRs, in registered form, are designed for use in the United States securities markets, while EDRs, in bearer form, are generally designed for use in the European securities markets. These securities may not be denominated in the same currency as the securities they represent. The Fund will not invest more than 5% of its total assets in foreign securities.

The Fund may also invest in futures contracts and options. From time to time, the Funds may hold cash reserves that do not earn income. For a further description of the Fund's policies with respect to convertible securities, foreign securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

The Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents and debt obligations when the Adviser believes such a position is advisable for temporary defensive purposes during periods of unusual market or economic activity.

PILOT SMALL CAPITALIZATION
EQUITY FUND

The investment objective of the Fund is to provide long-term capital growth by investing primarily in equity securities. Under normal circumstances, the fund will invest at least 65% of its total assets in equity securities, including securities convertible into equity securities. In addition, under normal circumstances, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.

In making investment decisions for the Fund, the Adviser on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represents only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relative earnings improvement. Typically, two types of companies are purchased:
(i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.

The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.

The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.

The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard and Poor's Corporation ("S & P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations [such as the International Bank for Reconstruction and Development (the "World Bank")], including money market instruments.

Investments and investment techniques in which the Fund may invest include common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets. These and other securities in which the Fund may invest are further described below.

PORTFOLIO INSTRUMENTS AND
PRACTICES

--U.S. Government Obligations. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by certain U.S. Government agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others, like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

--Asset-Backed and Mortgage-Backed Securities. EACH FUND may invest in asset-backed securities (i.e. securities backed by installment sale contracts, credit card receivables or other assets.) In addition, each Fund may make significant investments in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The rate of prepayments on asset-backed instruments and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or the value of a Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. Each Fund may also invest in mortgage-backed securities of other issuers, such as the Federal National Mortgage Association, which are not guaranteed by the U.S. Government. Moreover, each Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities. Unscheduled or early payments on the underlying mortgage may shorten the effective maturities of mortgage-backed securities and lessen their growth potential. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return on reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund does not appreciate as rapidly as the price of non-callable debt securities.

--Corporate Obligations. EACH FUND may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, and Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates. Each FUND may also purchase obligations issued by foreign corporations. Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates.

Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top two categories by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined by the Adviser to be of comparable quality.

--Repurchase Agreements. EACH FUND may enter into repurchase agreements which involve a purchase of portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. The

Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. The term of these agreements is usually from overnight to one week and in any event, the Funds intend that such agreements will not have maturities longer than 60 days.

A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

--Reverse Repurchase Agreements. EACH FUND is authorized to make limited borrowings for temporary purposes by entering into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored by the Adviser to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income. The Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

--Variable and Floating Rate Instruments. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness represented by the instrument as well as its interest rate may vary. Because of the absence of a market in which to resell variable or floating rate instruments, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

--Zero Coupon Securities. EACH FUND may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

A Fund will be required to include in income daily portions of original issue discount accrued which will cause the Fund to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

--Stripped Securities. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value", and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRS (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasuries).

In addition, EACH FUND may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government

(or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

--Participations and Trust Receipts. EACH FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity.

--When-Issued Purchases, Forward Commitments and Delayed Settlements. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Funds may purchase or sell securities on a "delayed settlement" basis.

When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases, forward commitments and delayed settlement transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. In the event a Fund's when-issued purchases, forward commitments and delayed settlement transactions ever exceeded 25% of the value of its total assets, a Fund's liquidity and the ability of the Adviser to manage the Fund might be adversely affected. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective.

--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of each of the Funds, has obtained relief from the SEC to permit each Fund to invest any uninvested cash reserves in an amount not to exceed 25% of its total assets in affiliated money market funds. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. The Adviser may waive its advisory fee on that portion of any Fund's assets which are invested in the securities of affiliated money market funds managed by the Adviser or any of its affiliates.

--Securities Lending. EACH FUND may lend securities held in its portfolio to financial institutions (such as banks and broker-dealers) as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to financial institutions the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33 1/3% of its total assets. Securities loans will be fully collateralized.

--Options. EACH FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

OPTIONS TRADING IS A HIGHLY SPECIALIZED ACTIVITY AND MAY CARRY GREATER THAN ORDINARY INVESTMENT RISK. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The Funds may use options to manage their exposure to changing interest rates and/or security prices. The use of covered call and secured put options will not be a primary investment technique of any Fund.

--Futures and Related Options. EACH FUND may enter into futures contracts and options on such futures contracts as a hedge against anticipated interest rate fluctuations. Such fluctuations could have an effect on securities that a Fund holds in its portfolio or intends to sell. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) except for bona fide hedging purposes unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

EACH FUND may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

More information regarding futures contracts and related options can be found in the Statement of Additional Information, which is available upon request.

--Forward Foreign Currency Exchange Contracts. EACH FUND may buy and sell securities and receive dividend and interest proceeds in currencies other than the U.S. dollar, these Funds may from time to time enter into forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.

The purpose of entering into these contracts is to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than the performance it would have had if it had not engaged in forward contracts.

--Liquidity Considerations. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a FUND WILL NOT KNOWINGLY INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID SECURITIES. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, certain certificates of participation, trust receipts, tax-exempt derivative instruments, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 15% limitation.

--Portfolio Turnover. EACH FUND may engage in short-term trading to achieve its investment objective. The annual portfolio turnover rates for Pilot Equity Income

Fund, Pilot Growth and Income Fund, and Pilot Growth Fund are not expected to exceed 100% during the next twelve months. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "The Business of the Fund--Tax Implications").

--Other Information. Certain brokers who are affiliated with The Pilot Funds may act as broker for the Funds on exchange portfolio transactions, subject, however, to procedures adopted by the Board of Trustees. Commissions, fees or other remuneration paid to an affiliated broker must be at least as favorable as those which the Trustees believe to be charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. A transaction will not be placed with an affiliated broker if a Fund would have to pay a commission rate less favorable than the affiliated broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the affiliated broker acts as a clearing broker for another brokerage firm, and any customers of the affiliated broker not comparable to The Pilot Funds as determined by the Board of Trustees.

The Pilot Funds has also adopted certain procedures which enable a Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which an affiliated broker is a member. These procedures establish certain limitations on the amount of securities which can be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Because of the active role which may be played by affiliated brokers in the underwriting of securities, a Fund's ability to purchase securities in the primary market may from time to time be limited.

RISK FACTORS

--General Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware. The value of equity securities held by the Funds can be expected to vary in response to a variety of factors. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. In general, equity securities are subject to greater fluctuations in value than fixed income securities. Therefore, while a fund investing primarily in equity securities is likely to have greater potential for total return over the long term than a fund investing in fixed-income securities whose value will vary inversely with interest rate fluctuations, it also presents greater risk of loss.

--Small Capitalization Companies. Each Fund may invest in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known firms. PILOT SMALL CAPITALIZATION EQUITY FUND will focus on these securities. Investing in the securities of such companies, however, may also involve greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

--Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

--Convertible Securities. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

FUNDAMENTAL LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental". Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information, which is available upon request.

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions described in the Statement of Additional Information).

2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations as described in the Statement of Additional Information) more than 5% of its total assets in the securities of a single issuer or subject to puts from any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. A Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

4. A Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

INVESTING IN THE PILOT FUNDS

Getting Your Investment Started

Investing in The Pilot Funds is quick and convenient. Fund Shares may be purchased either through the account you maintain with Boatmen's Investment Services, Inc., another broker-dealer or certain other institutions or from The Pilot Funds directly. Fund shares are distributed by Pilot Funds Distributors, Inc. (the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

You may choose to invest through your Boatmen's Investment Services account where an Account Representative can advise you in selecting among The Pilot Funds. Whether you currently have a Boatmen's Investment Services account or wish to open one, your Pilot Funds investment can be executed within a few minutes by telephone or, if you prefer, during a consultation with an Investment Officer of Boatmen's Investment Services, Inc. Call The Pilot Funds at 800/71-PILOT to arrange a consultation scheduled at your convenience.

Clients of Boatmen's Investment Services, Inc. and other institutions (such as broker-dealers) that have entered into agreements with the Distributor ("Service Organizations") may purchase shares through their accounts at their Service Organization and should contact the Service Organization directly for appropriate purchase instructions. Share purchases (and redemptions) made through Boatmen's Investment Services, Inc. or another Service Organization are effected only on days the particular institution and the Fund involved are open for business. When shares are purchased through Boatmen's Investment Services, Inc. or another Service Organization, a fee may be charged by those institutions for providing administrative services in connection with your investment.

Should you wish to establish an account directly with The Pilot Funds, please refer to the purchase options described under "Opening and Adding to Your Pilot Funds Account".

Payments for Fund shares must normally be in U.S. dollars and in order to avoid fees and delays should be drawn on a U.S. bank. Please remember that The Pilot Funds retains the right to reject any purchase order.

Your Alternative Purchase Options

Your purchases of Fund shares are subject to either a front-end or back-end sales charge. You may elect to have the sales charge deducted at the time of your investment--on the "front-end"--or choose to defer the sales charge until your investment is redeemed--on the "back-end". This back-end sales charge declines over time and is known as a "contingent deferred sales charge." If you decide to pay the sales charge at the time you make your investment, your purchase will be made in Class A Shares, whereas if you prefer to pay the sales charge when you redeem your investment, your purchase will be made in Class B Shares. Once you have held Class B Shares for six years, you do not pay the contingent deferred sales charge when you redeem those shares.

Characteristics of Class A Shares and Class B Shares

Class A Shares and Class B Shares differ primarily in their sales charge structures and distribution arrangements, including ongoing distribution fees. The classes may also have differing transfer agency and other fees, although the Funds currently do not intend to allocate such fees on a class basis. You should understand that the purpose and function of the sales charge structures and distribution arrangements for both Class A Shares and Class B Shares are the same.

Class A Shares: Class A Shares are sold at their net asset value plus a front-end sales charge of up to 4.50%. (See "How to Buy Shares--Explanation of Sales Price".) This front-end sales charge may be reduced or waived in some cases. (See "Transaction Rules" and "Shareholder Services--Front-End Sales Charge Reductions.") Class A Shares are subject to ongoing distribution fees at an annual rate of up to 0.25% of a Fund's average daily net assets attributable to its Class A Shares.

Class B Shares: Class B Shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within six years of investment. (See "How to Buy Shares-- Explanation of Sales Price".) Class B Shares are subject to ongoing distribution fees at an annual rate of up to 1.00% of a Fund's average daily net assets attributable to its Class B Shares. These ongoing fees, which are higher than those charged on Class A Shares, will cause Class B Shares to have a higher expense ratio and pay lower dividends than Class A Shares.

Eight years after purchase, Class B Shares will convert automatically to Class A Shares. The conversion relieves a shareholder of Class B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged.

The conversion from Class B Shares to Class A Shares takes place at net asset value, so you receive dollar-for-dollar the same value of Class A Shares as you had of Class B Shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. As a result of the conversion, the converted shares are relieved of the distribution fees borne by Class B Shares, although they are subject to the distribution fees borne by Class A Shares.

Class B Shares of a Fund acquired through a reinvestment of dividends or distributions from that Fund (as discussed under "Dividends and Distributions") are also converted at the earlier of two dates--eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment of dividends or distributions. For example, if you make a one-time purchase of Class B Shares of a particular Fund, and subsequently acquire additional Class B Shares of that Fund only through reinvestment of dividends and/or distributions from that Fund, all of your Class B Shares in that Fund, including those acquired through reinvestment, will convert to Class A Shares of that Fund on the same date.

Considerations In Choosing Between Class A And
Class B Shares

The decision as to which share class may be more beneficial for you depends, in part, on the amount and intended length of your investment. Due to the lower ongoing distribution fees on Class A Shares, the dividends for those shares will be higher than the Class B Shares. However, since a front-end sales charge is deducted from your purchase at the time of your investment, not all of your purchase amount will purchase shares. Thus, the same initial investment will purchase more Class B Shares than Class A Shares of the same Fund. In addition, Class B Shares are subject to a contingent deferred sales charge.

Since large investors may qualify for a reduced front-end sales charge (see "Shareholder Services--Front-End Sales Charge Reductions"), such investors should consider making their purchase in Class A Shares.

Because of these possible front-end sales charge reductions, purchases in excess of $100,000 may be more advantageous to you if made in Class A Shares rather than Class B Shares. In any event The Pilot Funds will not accept any order of $250,000 or more for Class B Shares. In addition, regardless of whether you qualify for a reduced front-end sales charge, if you expect to hold your investment for an extended period of time, you might still consider purchasing Class A Shares because the accumulated higher ongoing expenses, together with the contingent deferred sales charge, of the Class B Shares will exceed the amount of the front-end sales charge and ongoing distribution fees related to Class A Shares.

On the other hand, you might decide, because you would be subject to higher front-end charges or for other reasons, that it would be more advantageous for you to have all of your purchase amount invested immediately in Fund shares, even though you would also be subject to higher ongoing distribution fees. These higher ongoing fees might be offset by any return you receive from the additional shares you originally purchased as a result of not having to pay a front-end sales charge. You should note however, that a Fund's future returns cannot be predicted, and that there is no assurance that such returns, if any, would compensate for those higher ongoing expenses. You should also remember that you would be subject to any applicable contingent deferred sales charge during the first six years of your investment in Class B Shares.

If You Have Questions

If you are investing in The Pilot Funds through an account with Boatmen's Investment Services, Inc. or another Service Organization, you should speak directly with your assigned Account Representative or contact person at such organization. If you are a direct investor with The Pilot Funds and need assistance with your account, a Pilot Funds service representative is available to answer your questions by calling the appropriate toll-free numbers listed below.
---------------------------------------------------------------

     CALL                 FOR INFORMATION
--------------  ------------------------------------
800/71-PILOT    Regarding the Funds' investment
8:00 am to      objectives and policies or for
7:00 pm         information about opening an account
Central time    (including information regarding the
                Funds' alternative purchase
                options). Information on changing
                your Pilot Funds' services, and
                Statements of Additional
                Information, are also available at
                this number.
----------------------------------------------------
800/227-3654    To obtain your account balance or to
7:30 am to      request a telephone transaction.
4:00 pm
Central time
----------------------------------------------------

With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise.

The Pilot Funds will send you the following statements and reports to provide you with current information on the status of your account:

Confirmation Statements    After every transaction
                           (other than an Automatic
                           Investment Plan transaction
                           or dividend credit) that
                           affects your account
                           balance or your account
                           registration.

Account Statements         On a quarterly basis
                           detailing year to date
                           activity for each of your
                           accounts.

Financial Reports          Every six months. To reduce
                           The Pilot Funds' expenses,
                           only one copy of most Fund
                           reports will be mailed to
                           your household, even if you
                           have more than one account
                           in a Fund.

HOW TO BUY SHARES

This section provides you with pertinent information on how to buy Fund shares. Further information can be found under "Transaction Rules". Before investing you will need to decide whether to purchase Class A Shares (which are sold with a front-end sales charge) or Class B Shares (which are sold without a front-end sales charge but are subject to a contingent deferred sales charge). See "Your Alternative Purchase Options".

                              MINIMUM INVESTMENT
                         -----------------------------
                            TO OPEN       ADDITIONAL
                            ACCOUNT       INVESTMENTS
                         -------------   -------------
Regular Account........         $1,000            $100
Automatic Investment
  Plan.................           $100            $100
Employee*--Regular
  Accounts.............           $500            $100
Employee*--Automatic
  Investment Plan......           $100             $50
Tax-Sheltered
  Retirement Plans.....           $500             $50
Exchange
  Transactions.........         $1,000            $500

------------
*Applies to employees of the Adviser and its affiliates.

OPENING AND ADDING TO YOUR PILOT FUNDS ACCOUNT

As described above under "Getting Your Investment Started," you may purchase Fund shares through Boatmen's Investment Services, Inc. or another Service Organization. Direct investments in The Pilot Funds may also be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have can be answered by calling the appropriate toll-free number indicated above under "If You Have Questions".

--------------------------------------------------------------------------------

                                      TO OPEN AN ACCOUNT                       TO ADD TO AN ACCOUNT
                                 DIRECTLY WITH THE PILOT FUNDS          HELD DIRECTLY WITH THE PILOT FUNDS
                            ---------------------------------------   ---------------------------------------
By Mail to:                 -- Complete an Account Application and    -- Make your check payable to the
The Pilot Funds,              mail it, along with a check payable       particular Fund in which you are
c/o BISYS Fund Services       to the Fund in which you are              investing and mail it to the address
Dept. L-1709                  investing, to the address on the          on the left.
Columbus, OH 43260-1709       left.                                   -- Please include your account number
                                                                      on your check.
                                                                      -- Or use the convenient form attached
                                                                      to your regular Fund statement.
-------------------------------------------------------------------------------------------------------------

In Person to:               -- Deliver the Account Application and    -- Deliver your check payable to the
BISYS Fund Services           your check payable to the particular      particular Fund in which you are
3435 Stelzer Road             Fund in which you are investing to        investing to the address on the left.
Columbus, OH 43219-3035       the address on the left.                -- Please include your account number
                                                                      on your check.
-------------------------------------------------------------------------------------------------------------
By Wire to:                 -- Ask your bank to send immediately      -- Ask your bank to wire immediately
Call 1-800/71-PILOT           available funds by wire.                  available funds as described at left,
for Wire Instructions       -- The wire should say that you are         except that the wire should note that
                              opening a new Fund account (if an         it is to make a subsequent purchase
                              Account Application Form is not           rather than to open a new account.
                              received for a new account within 30    -- Please include your Fund account
                            days after the wire is received,          number.
                            dividends and redemption proceeds from
                            the account will be subject to back-up
                            withholding). The wire should say that
                            the purchase is to be in your name.
                            -- Include your name, address and
                            taxpayer identification number.
                              Indicate the name of the Fund in
                              which you are investing. Investors
                              should also indicate share class
                              selection.
                            Consult your bank for information on remitting funds by
                            wire and associated bank charges.
-------------------------------------------------------------------------------------------------------------
Automatic Investment        -- You must first complete an Account     -- Call 800/71-PILOT to find out how to
(allows regular investment    Application and select the Automatic      set up this service.
without ongoing paperwork)    Investment Plan option.                 -- Additional purchases will then
                            -- Call 800/71-PILOT for more               automatically be made as directed by
                              information.                              you.
-------------------------------------------------------------------------------------------------------------

Explanation of Sales Price

The public offering price for each class of shares is based upon net asset value per share plus, in the case of Class A Shares, a front-end sales charge. Net asset value per share for each class of each Fund will be determined by adding the value of the Fund's investments, cash and other assets attributable to the class, subtracting the Fund's liabilities attributable to that class, and then dividing the result by the number of shares in the class that are outstanding. The assets of each Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value.

The per share net asset values of Class A Shares and Class B Shares will diverge due to the different distribution expenses borne by the classes. More information about valuation can be found in the Funds' Statement of Additional Information, which is available upon request.

Net asset value is computed as of 3:00 P.M., Central time, on all days the New York Stock Exchange (the "Exchange") is open for trading, which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed)). On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

CLASS A SHARES: THE FRONT-END SALES CHARGE OPTION. The front-end sales charge for Class A Shares of the Funds begins at 4.50% and may decrease as the amount you invest in Class A Shares increases, as shown in the following two charts:

                                   PILOT GROWTH AND INCOME
                                            FUND
                                  PILOT EQUITY INCOME FUND
                                 PILOT SMALL CAPITALIZATION
                                         EQUITY FUND
                                      PILOT GROWTH FUND
                                 ---------------------------
                                   PER SHARE
                                     AS A              DEALERS
                                 PERCENTAGE OF        REALLOWANCE
                                 -------------           AS A
                                          NET         PERCENTAGE
                                 OFFERING ASSET       OF OFFERING
   AMOUNT OF TRANSACTION         PRICE    VALUE          PRICE
---------------------------      ----     ----        -----------
Less than $100,000.........      4.50     4.71          4.00
$100,000 to $249,999.......      3.75     3.90          3.25
$250,000 to $499,999.......      3.00     3.09          2.50
$500,000 to $999,999.......      2.00     2.04          1.75
$1,000,000 to $2,499,999...      1.00     1.01          0.90
$2,500,000 and over........      0.00     0.00          0.00

It is possible that the dealers reallowance shown in the tables above may change over time. Further reductions in the sales charges shown above are also possible--please see "Shareholder Services--Sales Charge Reductions".

CLASS B SHARES: THE CONTINGENT DEFERRED SALES CHARGE OPTION. Although you pay no front-end sales charge on Class B Shares, if you redeem those shares within six years after the date you purchased them, the shares will be subject to a contingent deferred sales charge at the rates set forth in the charts below. The sales charge is charged on the lesser of the net asset value on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of your shares.

The amount of any contingent deferred sales charge will be different depending on the number of years that elapse between the time you pay for Class B Shares and the time those shares are redeemed. Solely for purposes of determining the number of years from the time of payment for your share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                      CONTINGENT DEFERRED
                                         SALES CHARGE
                                      (AS A PERCENTAGE OF
        NUMBER OF YEARS              DOLLAR AMOUNT SUBJECT
    ELAPSED SINCE PURCHASE              TO THE CHARGE)
------------------------------- -------------------------------
One............................              4.50%
Two............................              4.00%
Three..........................              3.50%
Four...........................              3.00%
Five...........................              2.50%
Six............................              1.75%
After Six Years................              0.00%

When you sell your Class B Shares, your order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., shares held longer than six years and shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge waivers) and after that from the Class B Shares you have held the longest.

For example, assume you purchased 100 Class B Shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time you acquired 10 additional shares through dividend reinvestment. If you then make your first redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 you received from selling your shares will be subject to the contingent deferred sales charge, at a rate of 3.50%, the applicable rate in the third year after purchase. The proceeds from the contingent deferred sales charge that you may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class B Shares. The contingent deferred sales charge, along with the ongoing distribution fees paid with respect to Class B Shares, enables those shares to be purchased without the imposition of a front-end sales charge.

HOW TO SELL SHARES

The Pilot Funds makes it easy to sell, or "redeem" your shares. If you purchased your shares through an account at Boatmen's Investment Services, Inc. or another Service Organization, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares through an account at Boatmen's Investment Services, Inc. or another Service Organization and you, yourself, appear on The Pilot Funds' books as the shareholder of record, you may redeem shares by mail, phone or hand delivery as described below; however, you must contact Boatmen's Investment Services, Inc. or your other Service Organization if you wish to redeem your shares by another method. If you purchased your shares directly from The Pilot Funds, you have the ability to redeem shares by any of the methods described below. Requests must be signed by you and by each other owner of the account (for joint accounts). Except for a contingent deferred sales charge that may be charged on Class B shares, The Pilot Funds imposes no charges when you redeem shares.


-----------------------------------------------------------------------------------------------------------
                                       HOW TO REDEEM SHARES                   ADDITIONAL LIMITATIONS
                               ------------------------------------    ------------------------------------
By Mail to:                    -- Send a signed request (each          -- Requests greater than $50,000 per
The Pilot Funds,               owner, including each joint owner,        day must be signature guaranteed.
c/o BISYS Fund Services          must sign) to the Transfer Agent
Dept. L-1709                     at the address on the left.           -- You should refer to "Transaction
Columbus, OH 43260-1709                                                  Rules" below for additional
                               -- Be sure to include both the name       limitations.
                               of the particular Fund whose shares
                                 you are selling and your account
                                 number.
-----------------------------------------------------------------------------------------------------------
By Wire:                       -- After you have signed up for wire    -- The Transfer Agent may act upon
                                 redemption privileges on the            such a request from any person
                                 Account Application, you may            representing himself or herself to
                                 instruct the Transfer Agent to          be you and reasonably believed by
                                 wire your redemption proceeds to        the Transfer Agent to be genuine.
                                 your bank account by sending a
                                 request in writing or by phone        -- The transaction amount must be a
                                 (800/844-1235).                         $1,000 minimum.
                                                                       -- This privilege may be subject to
                                                                       limits regarding frequency and
                                                                         overall amount.


-----------------------------------------------------------------------------------------------------------
In Person to:                  -- Deliver your written request         -- Requests must be signed by each
BISYS Fund Services            directly to the Transfer Agent at         owner, including each joint owner.
3435 Stelzer Road                the address on the left.
Columbus, OH 43219-3035                                                -- Requests greater than $50,000 per
                                                                         day must be signature guaranteed.


-----------------------------------------------------------------------------------------------------------
Automatic Withdrawal           -- Withdrawals begin after you have     -- Your account must have a total
(permits automatic               signed up for this service (either    net asset value of at least $5,000.
  withdrawal                     on the account application or in a
of pre-arranged amount)          subsequent letter to the Transfer     -- The transaction amount must be at
                                 Agent).                                 least a $50 minimum.
                               -- Call 800/71-PILOT for more
                                 information.

-----------------------------------------------------------------------------------------------------------

Redemption requests are processed when received in proper form by The Pilot Funds at the net asset value per share next determined after such receipt (subject to the contingent deferred sales charge for Class B Shares).

TRANSACTION RULES

THE PURCHASE PROCEDURES differ depending on whether you place your order directly with The Pilot Funds or use Boatmen's Investment Services, Inc. or another Service Organization.

IF YOU PLACE AN ORDER FOR FUND SHARES directly with the Fund, in proper form and accompanied by payment, it will be processed upon receipt by the Transfer Agent. An order in proper form will also be processed upon receipt by the Transfer Agent where Boatmen's Investment Services, Inc. or another Service Organization undertakes to pay for the order in immediately available funds wired to the Transfer Agent by the close of business the next Business Day. If the Transfer Agent receives your order and, where required, payment by 3 p.m., Central time, your shares will be purchased at the public offering price calculated on that day. Otherwise, your shares will be purchased at the public offering price determined as of 3 p.m., Central time, on the next Business Day.

IF YOU PLACE AN ORDER FOR FUND SHARES THROUGH BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, and you place your order in proper form on any Business Day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 3 p.m. Central time on that day, if Boatmen's Investment Services, Inc. or your other Service Organization then sends your order to the Transfer Agent before the end of its Business Day (which is normally 4 p.m. Central time). Boatmen's Investment Services, Inc. or your other Service Organization must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within five business days.

WIRE PURCHASES AND REDEMPTIONS. If you purchase shares by wire, you must file an Account Application before any of those shares can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information about sending and receiving funds by wire, including any charges by your bank for these services. The Pilot Funds may decide at any time to no longer permit wire redemptions.

MISCELLANEOUS PURCHASE INFORMATION. You must specify at the time of investment whether you are purchasing Class A Shares or Class B Shares. Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Share certificates will not be issued. If your check does not clear, a fee may be imposed by the Transfer Agent. The minimum initial investment in the Fund by employees of Boatmen's or its affiliates is $500. The minimum amount required for subsequent investments is $100, except in connection with certain investment programs.

MISCELLANEOUS REDEMPTION INFORMATION. The Pilot Funds usually makes payment for the shares that you redeem within Three Business Days after it receives your request in proper form. SHARES PURCHASED BY CHECK FOR WHICH A REDEMPTION REQUEST HAS BEEN RECEIVED WILL NOT BE REDEEMED UNLESS THE CHECK PAYMENT USED FOR INVESTMENT HAS CLEARED, WHICH MAY TAKE UP TO SEVEN BUSINESS DAYS.

When redeeming shares in the Funds, you should indicate whether you are redeeming Class A Shares or Class B Shares. If you own Class A Shares and Class B Shares of the same Fund, Class A Shares will be redeemed first unless you request otherwise.

Certain types of redemption requests will need to include a signature guarantee for each name in which the account is registered. Signature guarantees must accompany redemption requests for: (i) an amount in excess of $50,000 per day,
(ii) any amount if the redemption proceeds are to be sent elsewhere than the address of record on The Pilot Funds' books, or (iii) an amount of $50,000 or less if the address of record has been on The Pilot Funds' books for less than sixty days, although the Transfer Agent reserves the right to require signature guarantees on all redemptions. Signature guarantees are designed to protect both you and The Pilot Funds from fraud. To obtain a signature guarantee you should visit a bank, trust company, credit union, savings association, broker-dealer or other member of a national securities exchange, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee".

If you experience difficulty in contacting the Transfer Agent to redeem shares by phone, for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

THE VALUE OF SHARES THAT ARE REDEEMED IN A FUND may be more or less than their original cost, depending on the Fund's current net asset value. In addition, if you are redeeming Class B Shares you may be subject to a contingent deferred sales charge, which will be deducted from the proceeds of your redemption.

THE PILOT FUNDS RESERVES THE RIGHT TO INVOLUNTARILY REDEEM AN ACCOUNT (other than a tax-sheltered retirement plan account) if, after thirty days' written notice, the account's net asset value falls and remains below a $1,000 minimum due to share redemptions and not market fluctuations.

In unusual circumstances The Pilot Funds may make payment in readily marketable portfolio securities at their market value equal to the redemption price.

In certain situations or for certain individuals or entities, the front-end sales charge for Class A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales efforts required to attract such investments. In order to receive the sales charge waiver, you must explain the status of your investment at the time of purchase. No sales charge is charged on reinvested dividends or distributions. Likewise, there is no front-end sales charge on (1) any purchase by Boatmen's, BISYS, any of their affiliates or their respective officers, partners, directors or employees (including retired employees), any Trustee or officer of The Pilot Funds and designated family members of any of the above individuals, (2) any purchase by any registered representative or full-time employee of broker-dealers or Service Organizations having agreements with the Distributor pertaining to the sale and/or servicing of Fund shares (and their spouses and minor children) to the extent permitted by such organizations, (3) any purchase by any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission, (4) any purchase by a registered investment adviser who is purchasing shares for its own account or for accounts for which it is authorized to make investment decisions (i.e., a discretionary account), (5) any shares issued in connection with reorganizations with or acquisitions of the assets of other organizations, (6) under certain circumstances, any purchase of shares pursuant to the Reinstatement Privilege described below under "Shareholder Services", (7) under certain circumstances, any purchase of shares as a result of the Cross-Reinvestment Privilege described below under "Shareholder Services", (8) under certain circumstances, any purchase of Fund shares with the proceeds from a recent redemption of shares of any other non-money market investment portfolio of another investment company, provided that any purchase must be made within 60 days of such redemption and that a copy of the account statement showing such redemption must accompany the purchase request, (9) any purchase of shares offered through a registered broker-dealer as part of a wrap product, (10) exchanges where the shares being exchanged are non-money market fund shares that came from the distribution of assets held in a qualified trust agency or custodian account maintained with the trust department of Boatmen's or its affiliates, (11) any purchase of Fund shares by a shareholder who purchased Pilot Class A Shares of the Pilot International Equity Fund for an account prior to June 1, 1994 and who qualified for a reduced sales charge on its purchases made prior to that date, and who has continuously held shares of the Fund, and
(12) any purchase of Fund shares by a shareholder who was a record or beneficial holder of shares of Kleinwort Benson International Equity Fund, a series of Kleinwort Benson Investment Strategies, on July 12, 1993, and who became directly or indirectly a beneficial owner of the Pilot International Equity Fund (the "Fund") as a result of a reorganization between the two funds (the "Reorganization"), and who has continuously held shares of the Pilot International Equity Fund. For more information or to determine eligibility for any of these waivers, contact The Pilot Funds at 800/71-PILOT.

CERTAIN TYPES OF REDEMPTIONS MAY ALSO QUALIFY FOR AN EXEMPTION FROM THE CONTINGENT DEFERRED SALES CHARGE. To receive one of the first three exemptions listed below, you must explain the status of your redemption at the time you redeem your shares. The contingent deferred sales charge with respect to Class B Shares is not charged on (1) exchanges described under "Shareholder Services-- Exchange Privileges"; (2) redemptions in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code); and
(4) involuntary redemptions as a result of an account's net asset value remaining below $1,000 after thirty days' written notice. In addition, no contingent deferred sales charge is charged on shares acquired through the reinvestment of dividends or distributions.

YOUR PILOT FUND ACCOUNT

SHAREHOLDER SERVICES

The Pilot Funds provides a variety of ways to make managing your investments more convenient. Some of these methods require you to request them on your Account Application or you may request them after opening an account by sending a signature guaranteed letter of instruction to the Transfer Agent.

Tax-Sheltered Retirement Plans

The Funds are available for investment by tax-sheltered retirement plans, including Individual Retirement Accounts. See your Account Representative for details on eligibility and other information. Consult your tax adviser with specific reference to your own situation. No minimum initial investment or additional investment requirement applies to purchases in connection with tax-sheltered retirement plans.

EXCHANGE PRIVILEGES AMONG THE PILOT FUNDS

If you have purchased shares directly from The Pilot Funds, you may sell your Fund shares and buy other shares of The Pilot Funds by calling the Transfer Agent at 800/71-PILOT or sending a written exchange request to the Transfer Agent at The Pilot Funds, c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709. If you have purchased shares through an account at Boatmen's Investment Services, Inc. or another Service Organization, you may sell your Fund shares and buy shares of the other Pilot Funds in accordance with the procedures applicable to your account. Specifically, Class A Shares of a Fund may be exchanged for Class A Shares of any other Fund and Class B Shares of a Fund may be exchanged for Class B Shares of any other Fund. Class A Shares purchased with a front-end sales charge may be exchanged without the need to pay any additional front-end charge on the shares acquired through the exchange. Class B Shares may be exchanged without the payment of any contingent deferred sales charge as the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

If you have a qualified trust, agency or custodian account with Boatmen's or its affiliates, and your shares are to be held in their account, you may also exchange your current Class A Shares in a Fund for Pilot Shares in the same Fund. Pilot Shares are subject to the same shareholder transaction expenses as Class A Shares except that Pilot Shares are not subject to a front end sales charge. Pilot Shares are subject to the same annual fund operating expenses as those for Class A Shares except that Pilot Shares make no annual Rule 12b-1 Distribution payments. In addition, the procedures for effecting transactions in Fund shares and other features related to the servicing and maintenance of a Fund account may differ for Pilot Shares of the Fund from those applicable to Class A Shares depending on the terms of the shareholder's qualified trust, agency, or custodian relationship with Boatmen's or its affiliate. For more information on holding Pilot Shares of the Funds, please see the prospectus for Pilot Shares which can be obtained by calling 1/800 71-PILOT and consult the institution (Boatmen's or an affiliate) which will maintain the account holding the Pilot Shares received by exchanging Class A Shares.

For investors holding their shares directly, a minimum initial investment of $1,000 must be made to establish an account into which exchange proceeds will be invested. The minimum amount required for any subsequent exchanges into the newly established account is $100. Exchanges may have tax consequences. Please consult your tax adviser for further information.

If you are opening a new account in a different Fund by exchange, the shares being exchanged must be at least equal in value to the minimum investment for the Fund in which the account is being opened. The particular class of shares you are exchanging into must be registered for sale in your state.

Additional information regarding exchanges can be obtained by reading the Statement of Additional Information. The Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the Exchange Privilege except where notice is not required by the Securities and Exchange Commission.

A shareholder who purchased Class A Shares of the Pilot International Equity Fund (the "International Equity Fund") as part of a wrap fee program and who has continuously held shares of the International Equity Fund, may exchange Class A Shares in the International Equity Fund for Class A shares of any other fund in the Pilot Family of Funds without paying any front-end sales charge on the shares acquired through the exchange.

A shareholder who purchased Class A Shares of the Fund for an account prior to June 1, 1994 and who qualified for a sales charge exemption or waiver on its purchases made prior to that date, and who has continuously held shares of the Fund, may exchange Class A Shares in the International Equity Fund for Class A shares of any other fund in the Pilot Family of Funds without paying any front-end sales charge on the shares acquired through the exchange after such date so long as (i) such account remains open on the books of the Trust or (ii) such investor continues to qualify for one of the sales load exemptions described above.

A shareholder who was a record or beneficial holder of shares of Kleinwort Benson International Equity Fund, a series of Kleinwort Benson Investment Strategies, and who become directly or indirectly a beneficial owner of shares of the Pilot International Equity Fund (the "Fund") as a result of a reorganization between the two funds, and who has continuously held shares of the Fund, may exchange Class A Shares or Class A shares of any fund in the Pilot Family of Funds for Class A Shares or Class A shares of any other fund without paying a front-end sales charge on the shares acquired through the exchange after July 12, 1993 so long as such account remains open on the books of the Trust.

AUTOMATIC INVESTMENT PLAN
(requires your request)

One easy way to pursue your financial goals is to invest money regularly. The Pilot Funds offers the Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically, on a schedule of your choice.

At your option, your bank account will be debited in a particular amount that you have specified, and Fund shares will be automatically purchased at regular intervals. Your bank account must be a checking, NOW or bank money market account maintained at a domestic financial institution which is an Automated Clearing House member. Your institution must also permit automated withdrawals (which may be subject to a fee by that institution). A minimum initial investment of $100 is required for Automatic Investment Plans and the minimum amount required for subsequent investments is $100. The minimum amount required for subsequent investments as part of the Plan for employees of Boatmen's or its affiliates is $50.

The Automatic Investment Plan is one means by which you may use "DOLLAR COST AVERAGING" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be a good way to invest for retirement, a home, educational expenses and other long-term financial goals.

You may cancel your Automatic investments or change the amount of purchase at any time by mailing written notification to the Transfer Agent at The Pilot Funds, c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709. You may also implement the Dollar Cost Averaging method on your own initiative. The Pilot Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN
(requires your request)

The Pilot Funds offers a convenient way of withdrawing funds from your investment portfolio. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount above $50 provided the particular Fund account you are withdrawing from has a minimum current balance of at least $5,000. The automatic withdrawal will be made on the first or fifteenth day of the month. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous for share classes that charge a sales charge. Use of the Plan may also be disadvantageous for Class B Shares during the first six years a share is held, due to the potential need to pay a contingent deferred sales charge.

FRONT-END SALES CHARGE REDUCTIONS

YOU MAY BE ENTITLED TO LOWER FRONT-END SALES CHARGES ON CLASS A SHARES OF THE FUNDS THROUGH RIGHT OF ACCUMULATION, STATEMENT OF INTENTION AND QUANTITY DISCOUNTS.

Right of Accumulation. When buying Class A Shares, your current aggregate investment determines the amount of any front-end sales charge that you pay. If your current aggregate investment in Class A Shares accumulates to $100,000 or beyond, the sales percentage charged to you on subsequent investments is decreased as shown in the Section entitled "Class A Shares: The Front-End Sales Charge Option". Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Fund on which you paid a front-end sales charge (including shares that carry no front-end sales charge but were obtained through an exchange and can be traced back to shares that were acquired with such a charge).

EXAMPLE

If you beneficially own Class A Shares of the Funds or shares of The Pilot Funds' money market funds that can be traced back to the purchase of shares carrying a front-end sales charge (or any combination of such shares) with an aggregate value of $90,000 and then buy Class A Shares of the Pilot Growth and Income Fund with a current value of $10,000, you would pay a front-end sales charge of 3.75% (the charge applicable to a $100,000 purchase) on your $10,000 purchase.

To qualify for a reduced front-end sales charge, you or your Service Organization must notify the Transfer Agent at the time of investment. The reduced sales charge is subject to confirmation of your holdings through a check of appropriate records.

Statement of Intention. This Statement provides the means for you to receive a reduced front-end sales charge on all of your investments in Class A Shares, whether they are made in one or more transactions. The Statement of Intention is your commitment to acquire an aggregate investment for $100,000 or more. You should read the Statement of Intention, which you can obtain by calling 800/71-PILOT, as you will be bound by its terms.

While signing a Statement of Intention does not bind you to purchase, or The Pilot Funds to sell, the full amount indicated at the front-end sales charge in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales charge.

When you sign a Statement of Intention, the Transfer Agent is authorized to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales load on the amount actually invested. After the terms of the Statement of Intention are fulfilled, the escrow will be released.

Within a 13-month period beginning up to 90 days prior to the date of its execution, the Class A Shares you purchase may be used as a credit toward the completion of the Statement of Intention. The investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. A shareholder may include the value of all Class A Pilot Funds shares on which a sales load has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made to reflect any reduced front-end sales charge applicable to shares purchased only during the 90-day period prior to the submission of your Statement of Intention.

If your aggregate investment exceeds the amount indicated in your Statement, an adjustment will be made to reflect any further reduced sales charge applicable to your excess investment. The adjustment will be in the form of additional Class A Shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

Quantity Discounts. As you can see by looking at the table in the Section entitled "Class A Shares: The Front-End Sales Charge Option", larger purchases in Class A Shares may result in lower front-end sales charges to you. If requested, purchases by you, your spouse and your minor children will be combined when computing the applicable front-end sales charge.

CROSS-REINVESTMENT PRIVILEGE

You may want to have your dividends received from a Fund automatically invested in shares of any other Fund or any of The Pilot Funds' other investment portfolios. Investments will be made at a price equal to the net asset value of the acquired shares next determined after receipt of the distribution proceeds by the Transfer Agent. No sales load will be charged on such investments. In order to qualify for the Cross-Reinvestment Privilege, the value of your account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement. There are no subsequent investment requirements for amounts to which dividends are directed nor are service fees currently charged for effecting these transactions. The election to cross-reinvest dividends will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase shares of the acquired fund.

REINSTATEMENT PRIVILEGE

If you are a Class A shareholder in a Fund, you may reinvest all or any portion of your redemption proceeds in Class A shares of any other Fund without paying a sales load. Shares so acquired will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment. If you wish to use this privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption and the shares redeemed must have been held for at least 30 days before the redemption. The reinstatement privilege may be exercised once annually by a Class A shareholder, except that there is no such limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

Generally, exercising the reinstatement privilege will not affect the character of any gain or loss realized on a redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules. Also in certain instances, shareholders may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. Consult your tax adviser for additional information.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

Dividends for each Fund are derived from its net investment income. Net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios.

The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

What are your dividend and distribution options?

Shareholders of record receive dividends and net capital gain distributions. You will automatically receive dividends and distributions in additional shares of the same share class of a Fund for which the dividend or distribution was declared, unless you specifically elect to receive payments in cash or elect the Cross-Reinvestment Privilege described above under "Shareholder Services". Your election and any subsequent change should be made in writing to: The Pilot Funds [name of Fund, including Class A or Class B Shares, as applicable], c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709.

Your election is effective for dividends and distributions with record dates after the date the Transfer Agent receives the election.

When are dividends and distributions declared and paid?

Dividends are declared monthly and paid monthly.

Net capital gain distributions for each of the Funds, if any, are distributed at least annually after any reductions for capital loss carryforwards.

The dividends and distributions paid by each Fund on its Class A and Class B Shares are calculated in the same manner, but because of the differing distribution expenses borne by the different share classes, the dividends on those classes are expected to differ.

DISTRIBUTION AND SERVICE
ARRANGEMENTS

The Pilot Funds has adopted Distribution Plans for its Class A and Class B
Shares.

UNDER THESE PLANS THE DISTRIBUTOR RECEIVES PAYMENTS FOR DISTRIBUTION AND SUPPORT SERVICES. The Distribution Plan for Class A Shares authorizes payments to the Distributor and Service Organizations for personal services provided to Class A shareholders and/or the maintenance of shareholder accounts. Payments under the Distribution Plan for Class B Shares will also be used to pay for sales commissions and other fees payable to the Distributor and to Service Organizations and other broker-dealers who sell Class B Shares, and may include interest on such amounts that are not initially repaid by The Pilot Funds.

PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS A SHARES MAY NOT EXCEED 0.25% (on an annual basis) of the average daily net asset value of the shares to which such Plan relates. If more money is due the Distributor than it can collect in any month because of this limitation, the unpaid amount may be carried forward until it can be paid. Similarly, if in any month the Distributor does not expend the entire amount to which it would otherwise be entitled, this amount may be used as a credit and drawn upon to permit the payment of expenses in the future. Neither of these amounts, however, is payable beyond the fiscal year in which they accrue.

DISTRIBUTION PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS B SHARES MAY NOT EXCEED 1.00% (on an annual basis) of the average daily net asset value of the Class B Shares. Not more than 0.25% of such value will be used to compensate Service Organizations for personal services provided to Class B shareholders and/or the maintenance of shareholder accounts. Not more than 0.75% of such value will be paid to the Distributor as reimbursement for commissions and transaction fees of up to 4.00% (which amount may change over time) of the net asset value per share of the Class B Shares purchased by clients of the Distributor, Service Organizations and other broker-dealers who sell such Shares as well as expenses related to other promotional and distribution activities. The distribution payments under this Plan have been structured to provide you the option of purchasing Fund shares without the need to pay a front-end sales charge. The purpose and function of the contingent deferred sales charge and distribution fee for Class B Shares is the same as the front-end sales charge and distribution fee for Class A Shares. In both cases the sales charge and distribution fee are used to pay and provide compensation for the distribution of Fund shares.

Actual distribution expenses paid by the Distributor with respect to Class B Shares for any given year may exceed the distribution fees and contingent deferred sales charges received with respect to those Shares. These excess expenses may be reimbursed by a Fund or its Class B shareholders out of contingent deferred sales charges and distribution payments in future years as long as the Distribution Plan for Class B Shares is in effect.

Distribution payments under the Plans are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1. The distribution fee and any sales charge applicable to a particular class will not be used to assist the distribution of any other class.

From time to time the Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds and other Funds of the Group. Compensation may include tickets to sporting and other entertainment events, gifts of merchandise, and financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of Shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

IF YOU ARE A CLIENT OF BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, YOU SHOULD NOTE that they may charge you a separate fee for administrative services in connection with investments in Fund shares and may impose minimum customer account and other requirements. These fees and requirements would be in addition to those imposed by the Funds under the Plans or otherwise. If you are investing through Boatmen's Investment Services, Inc. or another Service Organization, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Boatmen's Investment Services, Inc. and the other Service Organizations have the responsibility of transmitting purchase orders and required funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Investors may note that federal banking laws currently limit the securities activities of banks. It is possible that a bank might be prohibited from acting as a Service Organization in the future. If this were to happen, the bank's shareholder clients would be permitted by the Funds to remain shareholders. The Funds' method of operations might, however, change and such shareholders might not be able to avail themselves of the services provided by their banks. No adverse financial consequences are expected to occur to these shareholders from any such event.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of an unlimited number of shares in each of three share classes (Class A Shares, Class B Shares and Pilot Shares) in the Funds. Each Fund is classified as a diversified company. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

Class A and Class B Shares of the Funds are described in this prospectus. These Funds also offer Pilot Shares solely to Boatmen's and its affiliated banks, acting on behalf of themselves and their customers. Pilot Shares are sold without a front-end or contingent deferred sales charge to qualified shareholders. For more information on Pilot Shares, call 800/71-PILOT. Shares of each class bear their pro rata portion of all operating expenses paid by the Funds, except certain payments under the Funds' Distribution Plans applicable only to Class A or Class B Shares.

Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote on matters relating to the Distribution Plan for Class A Shares and only Class B shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS' principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Concord that is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63178.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, OH 43219-3035.

MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of June 30, 1996, Boatmen's and its affiliates managed nearly $ billion in assets ($ billion over which they had investment discretion and $ billion over which they did not have investment discretion).

Boatmen's Bancshares, Inc., Boatmen's parent, is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company and a credit card bank.

On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which is currently expected to take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. If the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.

Boatmen's utilizes a team approach in managing each of the Equity Funds.

Randall L. Yoakum, a Chartered Financial Analyst, is the team member primarily responsible for managing the day-to-day investment operations of the Pilot Growth and Income Fund. Mr. Yoakum is a Senior Vice President and Director of Equity and Balanced Portfolio Management with Boatmen's. Mr. Yoakum is responsible for overseeing all institutional equity and balanced portfolios. In addition to serving as a member of Boatmen's Investment Policy Committee, Mr. Yoakum manages the Value Plus collective fund and the Pilot Growth and Income mutual fund. Prior to joining Boatmen's Trust, he served most recently as a senior vice president and chief equity officer for Composite Research & Management. Mr. Yoakum has over a decade of investment experience, and he is presently a member of both the Association for

Investment Management and Research (AIMR) and the St. Louis Society of Financial Analysts. He has earned the Chartered Financial Analyst designation as well as a bachelor's degree in political science and finance from Pacific Lutheran University and an MBA from Arizona State University.

Mr. Michael E. Kenneally, a Chartered Financial Analyst, is a Senior Vice President and Director of Research for Boatmen's and is part of the team responsible for the day to day management of Pilot Growth and Pilot Small Capitalization Equity Funds' day to day investment activities. Mr. Kenneally currently oversees Boatmen's fundamental and quantitative research efforts as well as passive and quantitative investment management. His additional responsibilities include investment product development, international equity investment, and equity derivative strategies. Mr. Kenneally holds both a bachelor's degree in economics and an MBA in finance from the University of Missouri. He joined Boatmen's in 1983 as an equity analyst, later became a quantitative analyst, and subsequently worked as both a fixed-income portfolio manager and an equity portfolio manager. Mr. Kenneally is also a member of the Association for Investment Management and Research (AIMR) the St. Louis Society of Financial Analysts, the Chicago Quantitative Alliance, and the Society of Quantitative Analysts.

Mr. Daniel N. Ginsparg, Senior Portfolio Manager and Manager of Quantitative Research is part of the team responsible for the day to day management of Pilot Growth and Pilot Small Capitalization Equity Funds' investments activities. Mr. Ginsparg is responsible for quantitative research applications and is involved in the management of Boatmen's Small Capitalization Equity Fund. Mr. Ginsparg received both his bachelor's degree and MBA from the University of Missouri. He joined Boatmen's in 1989 and is a member of the Chinese Quantitative Alliance, the Society of Quantitative Analyses, and the St. Louis Society of Financial Analysts.
David W. Papendick, a Chartered Financial Analyst, is the team member primarily responsible for the day-to-day investment operations of the Pilot Equity Income Fund. Mr. Papendick has been associated with Boatmen's since 1973 and is responsible for the management of pooled equity investment funds with current assets of over $360 million. He also oversees Boatmen's equity analyst training program and is a member of Boatmen's Investment Policy Committee. Prior to joining Boatmen's, Mr. Papendick was associated with two regional brokerage and investment management firms. Mr. Papendick earned his bachelor's degree from Washington University.

Pilot Equity Income Fund and Pilot Growth and Income Fund each commenced operations on November 7, 1994 upon the transfer to each Fund a portion of the assets of the a common trust fund of Boatmen's Trust Company (the "Commingled Funds") having corresponding investment objectives, policies and limitations in exchange for shares of such Fund. Each Fund's portfolio of investments on November 7, 1994 was substantially the same as the portfolio of the corresponding Commingled Fund immediately prior to the transfer.

Because each Commingled Fund constitutes a "predecessor" of its corresponding Fund, each corresponding Fund calculates the performance for each of its classes for periods commencing prior to the transfer of Commingled Fund assets to the Fund by including its Commingled Fund predecessor's total return adjusted to reflect the deduction of estimated fees and expenses applicable to that Class as stated in the expense table of the Fund's initial prospectus.

The quoted performance data includes the performance of the Commingled Funds for periods before their corresponding Funds' commencement of operations including periods when the Commingled Funds were managed by the Adviser's predecessor in interest or other affiliate. The Commingled Funds have not been and are not currently registered under the 1940 Act or subject to the investment restrictions imposed by the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds performance might have been adversely affected. The performance information set forth below reflects past performance and is not necessarily indicative of the future performance of the Funds, or any of the other investment portfolios of The Pilot Funds. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns for the period ended September 30, 1996.

                             1 YEAR
                                                     PILOT SHARES
                                                     ------------
Pilot Equity Income Fund and its predecessor                  %
Pilot Growth and Income Fund and its predecessor              %

                             3 YEARS
                                                     PILOT SHARES
                                                     ------------
Pilot Equity Income Fund and its predecessor                  %
Pilot Growth and Income Fund and its predecessor              %

                             5 YEARS
                                                     PILOT SHARES
                                                     ------------
Pilot Equity Income Fund and its predecessor                  %
Pilot Growth and Income Fund and its predecessor              %

                            10 YEARS
                      (OR SINCE INCEPTION)
                                                     PILOT SHARES
                                                     ------------
Pilot Equity Income Fund and its predecessor                  %
Pilot Growth and Income Fund and its predecessor              %

The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if operating expenses applicable to the Pilot Shares (as estimated at commencement of operations) had been incurred during the periods shown.

Although expected to be infrequent, Boatmen's may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Boatmen's) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Boatmen's will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Martin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

Boatmen's is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 0.75% of Pilot Growth and Income Fund's average daily net assets, 0.75% of Pilot Equity Income Fund's average daily net assets, 0.75% of Pilot Growth Fund's average daily net assets, and 1.00% of the Pilot Small Capitalization Equity Fund's average daily net assets. For the fiscal year ended August 31, 1996, The Funds paid advisory fees in the amount of 0.50%, 0.50% and 0.75% for Pilot Growth and Income Fund, Pilot Equity Income Fund, and Pilot Small Capitalization Equity Fund, respectively. Pilot Growth Fund commenced operations on October 21, 1996.

Additionally, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion. For the fiscal year ended August 31, 1996, The Pilot Funds paid administration fees to BISYS in the amount of $146,786, $73,059 and $0 for The Pilot Growth and Income Fund, Pilot Equity Income Fund, Intermediate U.S. Government Securities Fund, Pilot and Pilot Small Capitalization Equity Fund, respectively. For the fiscal period ended August 31, 1995, The Pilot Funds paid administration fees to BISYS in the amount of $0, $0, and $23,572 for Pilot Growth and Income Fund, Pilot Equity Income Fund, and Pilot Small Capitalization Equity Fund, respectively.

Operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

In order to so qualify, each Fund intends to pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends and gains attributable to market discount on taxable as well as tax-exempt securities. To the extent you receive such a dividend based on either investment company taxable income or the excess of net short-term capital gain over net long-term capital loss, you would treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, will be taxable to you as ordinary income. Also, to the extent that a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.

Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

Before you purchase shares of a Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared, but not yet paid. When a Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable distribution or dividend.

Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, generally depending on the difference in the prices at which the shareholder purchased and sold the shares. This gain or loss will be long-term or short-term, generally depending on how long the shareholder held the shares.

Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for each Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

YIELDS for the Funds are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

The Funds may provide quotes of total returns and yields WITHOUT REFLECTING A FRONT-END SALES CHARGE, which quotations will, of course, be higher than quotations that do reflect such a sales charge.

Performance comparisons:

The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return and yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for these Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Indexes, the Merrill Lynch Bond Indexes, the Wilshire 5000 Equity Indexes or the Consumer Price Index.

These yields are for illustrative purposes only. The tax brackets do not take into account the effect of reductions in the deductibility of itemized deductions for taxpayers with adjusted gross income over $111,800 or the possible effect of the federal alternative minimum tax. Additionally, effective brackets and equivalent taxable yields could be higher than those shown.

PERFORMANCE QUOTATIONS WILL FLUCTUATE, AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF TOTAL RETURN AND YIELD.

INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

----- Financial
      Direction                                                  January 2, 1997
     LOGO

                 The
                Pilot
                Funds


                     PROSPECTUS ENCLOSED
                                                      PILOT EQUITY
                                                      INCOME FUND

                                                      PILOT GROWTH
                                                      AND INCOME FUND

                                                      PILOT
                                                      GROWTH FUND

                                                      PILOT
                                                      SMALL CAPITALIZATION
                                                      EQUITY FUND

                                                      Pilot Shares

                               TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
EXPENSE SUMMARY....................................................................................     3
FINANCIAL HIGHLIGHTS...............................................................................     5
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS...................................................     7
     Pilot Growth and Income Fund and Pilot Equity Income Fund.....................................     7
     Pilot Growth Fund.............................................................................     8
     Pilot Small Capitalization Equity Fund........................................................     9
  PORTFOLIO INSTRUMENTS AND PRACTICES..............................................................     9
  RISK FACTORS.....................................................................................    14
  FUNDAMENTAL LIMITATIONS..........................................................................    15
INVESTING IN THE PILOT FUNDS.......................................................................    15
  HOW TO BUY SHARES................................................................................    15
  HOW TO SELL SHARES...............................................................................    16
  DIVIDENDS AND DISTRIBUTIONS......................................................................    17
EXCHANGE PRIVILEGE.................................................................................    17
THE PILOT FAMILY OF FUNDS..........................................................................    17
THE BUSINESS OF THE FUND...........................................................................    18
  FUND MANAGEMENT..................................................................................    18
  TAX IMPLICATIONS.................................................................................    21
  MEASURING PERFORMANCE............................................................................    22

                                THE PILOT FUNDS

                                      LOGO

PROSPECTUS FOR PILOT SHARES OF THE PILOT GROWTH AND INCOME, PILOT EQUITY INCOME,
            PILOT GROWTH AND PILOT SMALL CAPITALIZATION EQUITY FUNDS

January 2, 1997

----------------------------------------------------------------------------------------------------
    PILOT FUND                        GOAL                            FOR INVESTORS WHO WANT
------------------    -------------------------------------    -------------------------------------
GROWTH AND INCOME     Capital appreciation and current         Capital appreciation over the long
                      income through investments primarily     term as well as current income and
                      in common stocks of U.S. companies.      are willing to accept the relative
                                                               risks associated with equity
                                                               investments.
----------------------------------------------------------------------------------------------------
EQUITY INCOME         Current income and, secondarily,         Current income with the possibility
                      capital appreciation through             of some price appreciation and are
                      investments primarily in common          willing to accept the relative risks
                      stocks of above average financial        associated with equity investments.
                      quality and securities convertible
                      into common stock.
----------------------------------------------------------------------------------------------------
GROWTH                Long-term capital growth through         Capital growth over the long term and
                      investments primarily in equity          are willing to accept the relative
                      securities.                              risks associated with equity
                                                               investments.
----------------------------------------------------------------------------------------------------
SMALL                 Long-term capital growth by investing    Capital growth over the long term and
CAPITALIZATION        primarily in equity securities.          are willing to accept the relatively
EQUITY FUND                                                    greater risks associated with
                                                               investments in small capitalization
                                                               equity securities.
----------------------------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.

This Prospectus describes Pilot Shares of the Pilot Growth and Income, Pilot Equity Income, Pilot Growth and Pilot Small Capitalization Equity Funds. Pilot Shares are sold by Pilot Funds Distributors, Inc. and selected broker-dealers to Boatmen's Trust Company, St. Louis, Missouri ("Boatmen's") and its affiliated banks acting on behalf of themselves and persons maintaining qualified trust, agency or custodial accounts at such banks. Pilot Shares are sold and redeemed without payment of any purchase or redemption charge imposed by the Funds, although Boatmen's and its affiliated banks may charge their customer accounts for services provided in connection with the purchase or redemption of shares. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/71-PILOT. The Statement of Additional Information, as it may be revised from time to time, is dated January 2, 1997 and is incorporated by reference into (considered a part of) the Prospectus.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Funds' shareholder transaction expenses and the operating expenses which the Funds expect to incur during the current fiscal year on their Pilot Shares. Examples based on this information are also provided.

                                  PILOT SHARES

                                                                          GROWTH
                                                                           AND        EQUITY                       SMALL
                                                                          INCOME      INCOME                   CAPITALIZATION
                                                                           FUND        FUND     GROWTH FUND     EQUITY FUND
                                                                          ------      ------    -----------    --------------
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases (as a percentage of
       offering price).................................................    None        None         None            None
    Sales Charge Imposed on Reinvested Dividends.......................    None        None         None            None
    Deferred Sales Charge..............................................    None        None         None            None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND EXPENSE
  REIMBURSEMENTS (as a percentage of average net assets):
    Management Fees (after waivers)(1).................................    0.50%       0.50%        0.75%           0.75%
    Distribution Payments..............................................    0.00%       0.00%        0.00%           0.00%
    Other Expenses (after expense reimbursements)......................    0.25%       0.25%        0.25%           0.25%
                                                                           ----        ----         ----            ----
    Total Fund Operating Expenses After Fee Waivers and Expense
      Reimbursements(1)................................................    0.75%       0.75%        1.00%           1.00%
                                                                           ====        ====         ====            ====

---------------

(1) This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. Without waivers by the Adviser, investment management fees as a percentage of net assets would be .75%, .75%, and 1.00% for the Pilot Growth and Income, Pilot Equity Income, and Pilot Small Capitalization Equity Funds, respectively. Other Expenses also reflect reimbursements by the Adviser and Administrator. Absent reimbursement, Other Expenses would be
    .26%, .29%,   %, and .54% for Pilot Growth and Income Fund, Pilot Equity
    Income Fund, Pilot Growth Fund, and Pilot Small Capitalization Equity Fund, respectively. Absent waivers and expense reimbursements, the total operating expenses for Pilot Shares of the Funds would be 1.01% for Pilot Growth and Income Fund; 1.04% for Pilot Equity Income Fund; 1.54% for the Pilot Small Capitalization Equity Fund; and 1.52% for the Pilot Growth Fund. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund at the discretion of the Adviser or Administrator and without the consent of the Funds except that the Adviser has voluntarily agreed to limit the total operating expenses of the Pilot Shares of Pilot Growth and Income Fund and Pilot Growth Fund to .75% and 1.00%, respectively of each Fund's average net assets until February 1, 1998.

EXAMPLE: Assume that the annual return on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:


                                            1             3             5             10
                                           YEAR          YEARS         YEARS         YEARS
                                           AFTER         AFTER         AFTER         AFTER
                                           PURCHASE      PURCHASE      PURCHASE      PURCHASE
                                           ----          ----          ----          ----
PILOT GROWTH AND INCOME FUND
Pilot Shares..........................     $  8          $ 24          $ 42          $ 93
PILOT EQUITY INCOME FUND
Pilot Shares..........................     $  8          $ 24          $ 42          $ 93
PILOT GROWTH FUND
Pilot Shares..........................     $  8          $ 24          $ 42          $ 93
PILOT SMALL CAPITALIZATION EQUITY FUND
Pilot Shares..........................     $  6          $ 20          $ 35          $ 77



The Example shown above should not be considered a representation of future investment returns or operating expenses. The Funds are new and actual investment returns and operating expenses may be more or less than those shown. Pilot Growth Fund is new and actual investment returns and operating expenses may be more or less than shown for the Fund.

                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS


The following data with respect to a Share of the Pilot Growth and Income Fund, Pilot Equity Income Fund, Pilot Small Capitalization Equity Fund and Pilot Growth Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. The following data with respect to a share of the Pilot Growth Fund Outstanding during the period indicated are unaudited.


THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------
Pilot Growth & Income Fund

                                                     INCOME FROM INVESTMENT OPERATIONS
                                                   --------------------------------------
                                                                NET REALIZED     TOTAL
                                                               AND UNREALIZED    INCOME    DIVIDENDS   DIVIDENDS NET ASSET
                                  NET ASSET VALUE     NET         GAIN ON         FROM      FROM NET   FROM NET  VALUE AT
                                   AT BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT  INVESTMENT  REALIZED   END OF
                                     OF PERIOD       INCOME     TRANSACTIONS   OPERATIONS    INCOME     GAINS     PERIOD
                                  ---------------  ----------  --------------  ----------  ----------  --------  ---------
FOR THE YEAR ENDED AUGUST 31,
---------------------------------
1996--Pilot Shares...............     $ 11.59        $ 0.22        $ 1.59        $ 1.81      $(0.22)    $(0.28)   $ 12.90
1996--Class A Shares.............       11.58          0.18          1.60          1.78       (0.18)     (0.28)     12.90
1996--Class B Shares.............       11.59          0.09          1.60          1.69       (0.09)     (0.28)     12.91
1995--Pilot Shares(g)............       10.00          0.17          1.59          1.76       (0.17)                11.59
1995--Class A Shares(a)..........       10.44          0.09          1.14          1.23       (0.09)                11.58
1995--Class B Shares(e)..........       10.08          0.08          1.51          1.59       (0.08)                11.59


                                                                                           RATIO INFORMATION
                                                                                       ASSUMING NO FEE WAIVER OR
                                                                                         EXPENSE REIMBURSEMENT
                                                             RATIO OF NET              -------------------------  RATIO OF NET
                                                RATIO OF      INVESTMENT               NET ASSETS    RATIO OF      INVESTMENT
                                                EXPENSES        INCOME      PORTFOLIO  AT END OF    EXPENSES TO      INCOME
                                     TOTAL     TO AVERAGE     TO AVERAGE    TURNOVER     PERIOD       AVERAGE      TO AVERAGE
                                   RETURN(C)   NET ASSETS     NET ASSETS      RATE     (IN 000'S)   NET ASSETS     NET ASSETS
                                   ---------  -------------  -------------  ---------  ----------  -------------  -------------
FOR THE YEAR ENDED AUGUST 31,
---------------------------------
1996--Pilot Shares...............    15.79%        0.74%          1.76%         37%     $182,379        1.01%          1.49%
1996--Class A Shares.............    15.57         0.99           1.52          37         4,667        1.26           1.25
1996--Class B Shares.............    14.75         1.74           0.76          37         3,818        2.01           0.49
1995--Pilot Shares(g)............    17.72         0.75(d)        1.98(d)       28       109,423        1.15(d)        1.58(d)
1995--Class A Shares(a)..........    11.78         1.00(d)        1.65(d)       28           697        1.40(d)        1.25(d)
1995--Class B Shares(e)..........    15.85         1.75(d)        0.94(d)       28           661        2.15(d)        0.54(d)


                                    AVERAGE
                                   COMMISSION
                                      RATE
                                   ----------
FOR THE YEAR ENDED AUGUST 31,
---------------------------------
1996--Pilot Shares...............    $.0539
1996--Class A Shares.............     .0539
1996--Class B Shares.............     .0539
1995--Pilot Shares(g)............
1995--Class A Shares(a)..........
1995--Class B Shares(e)..........


--------------------------------------------------------------------------------

Pilot Equity Income Fund

1996--Pilot Shares...............     $ 11.29        $ 0.46        $ 1.38        $ 1.84      $(0.45)    $(0.30)   $ 12.38
1996--Class A Shares.............       11.36          0.41          1.40          1.81       (0.41)     (0.30)     12.46
1996--Class B Shares.............       11.34          0.33          1.39          1.72       (0.32)     (0.30)     12.44
1995--Pilot Shares(g)............       10.00          0.35          1.29          1.64       (0.35)                11.29
1995--Class A Shares(a)..........       10.24          0.18          1.12          1.30       (0.18)                11.36
1995--Class B Shares(b)..........        9.85          0.18          1.49          1.67       (0.18)                11.34

1996--Pilot Shares...............    16.49%        0.75%          3.78%         34%     $130,278       1.04%           3.49%
1996--Class A Shares.............    16.10         1.00           3.53          34         1,640        1.29           3.24
1996--Class B Shares.............    15.31         1.75           2.79          34         3,200        2.04           2.50
1995--Pilot Shares(g)............    16.69         0.75(d)        4.12(d)       37        98,607        1.14(d)        3.73(d)
1995--Class A Shares(a)..........    12.78         1.00(d)        3.70(d)       37           311        1.39(d)        3.31(d)
1995--Class B Shares(b)..........    17.36         1.75(d)        2.88(d)       37           713        2.14(d)        2.49(d)

1996--Pilot Shares...............    $.0629
1996--Class A Shares.............     .0629
1996--Class B Shares.............     .0629
1995--Pilot Shares(g)............
1995--Class A Shares(a)..........
1995--Class B Shares(b)..........


--------------------------------------------------------------------------------

------------


(a)  Class A share activity commenced February 7, 1995.
(b)  Class B share activity commenced January 12, 1995.
(c)  Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d)  Annualized.
(e)  Class B share activity commenced November 11, 1994.
(f)  Pilot Class and Class B share activity commenced December 12, 1996.
(g)  Pilot share activity commenced November 7, 1994.
(h)  Share activity commenced October 21, 1996.

THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights (continued)
--------------------------------------------------------------------------------

Pilot Small Capitalization Equity Fund


                                                        INCOME FROM INVESTMENT OPERATIONS
                                                      --------------------------------------
                                                                   NET REALIZED     TOTAL
                                                                  AND UNREALIZED    INCOME    DIVIDENDS   NET ASSET
                                     NET ASSET VALUE     NET         GAIN ON         FROM      FROM NET   VALUE AT
                                      AT BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT  INVESTMENT   END OF        TOTAL
                                        OF PERIOD       INCOME     TRANSACTIONS   OPERATIONS    INCOME     PERIOD      RETURN(C)
                                     ---------------  ----------  --------------  ----------  ----------  ---------  -------------

FOR THE PERIOD ENDED AUGUST 31,
------------------------------------
1996--Pilot Shares(f)...............     $ 10.00        $ 0.09        $ 0.64        $ 0.73      $(0.08)    $ 10.65        7.37%
1996--Class A Shares(f).............     $ 10.00          0.05          0.64          0.69       (0.05)    $ 10.64        6.88%
1996--Class B Shares(f).............     $ 10.00          0.01          0.65          0.66       (0.01)    $ 10.65        6.65%


                                                                                            RATIO INFORMATION ASSUMING

                                                                                             NO FEE WAIVER OR EXPENSE
                                                                                                  REIMBURSEMENT
                                                                                           ----------------------------
                                                     RATIO OF
                                                        NET
                                                     INVESTMENT
                                                      INCOME                                              RATIO OF NET
                                        RATIO OF        TO                   NET ASSETS      RATIO OF      INVESTMENT
                                       EXPENSES TO    AVERAGE   PORTFOLIO     AT END OF     EXPENSES TO      INCOME       AVERAGE

                                         AVERAGE        NET      TURNOVER      PERIOD         AVERAGE      TO AVERAGE    COMMISSION

                                      NET ASSETS(D)  ASSETS(D)     RATE      (IN 000'S)    NET ASSETS(C)  NET ASSETS(C)     RATE

                                      -------------  ---------  ----------  -------------  -------------  -------------  ----------

FOR THE PERIOD ENDED AUGUST 31,
------------------------------------
1996--Pilot Shares(f)...............       1.00%(c)     1.06%(c)     30.67%    $70,483          1.54%(c)       0.52%(c)    $.0340

1996--Class A Shares(f).............       1.25%(c)     0.66%(c)     30.67%    $ 2,611          1.65%(c)       0.26%(c)     .0340

1996--Class B Shares(f).............       2.01%(c)    (0.07%)(c)     30.67%    $ 1,878         2.44%(c)      (0.50%)(c)    .0340




--------------------------------------------------------------------------------



Pilot Growth Fund


For the Period Ended October 22,


1996--Pilot Shares..................
1996--Class A Shares................
1996--Class B Shares................

1996--Pilot Shares..................
1996--Class A Shares................
1996--Class B Shares................

INVESTMENT OBJECTIVES, POLICIES
AND RISK FACTORS

The Pilot Funds uses a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to attain its investment objective, there can be no assurance it will be successful. Shareholder approval is not required to change the investment objective of a Fund. However, shareholders will be given at least 30 days' prior written notice in the event of a change in a Fund's investment objective. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise stated, each investment policy described below may be changed at any time by The Pilot Funds' Board of Trustees without shareholder approval.

Pilot Growth and Income Fund and
Pilot Equity Income Fund

The Pilot Growth and Income Fund and the Pilot Equity Income Fund (sometimes referred to together as the "Equity Funds") offer investors two alternatives for participating in the equity securities market.

The investment objective of the Pilot Growth and Income Fund is to seek capital appreciation and current income by investing primarily in common stocks of U.S. companies. The Fund invests primarily in common stocks which demonstrate favorable prospects for either capital growth or current dividend income. In making investment decisions, the Adviser assesses factors such as current and future earnings potential, existing resources and assets, trading liquidity, marketing valuation and profitability. The Fund will invest, during normal market and economic conditions, at least 65% of its total assets in common stocks, preferred stocks and debt instruments convertible into common stock of U.S. companies.

The investment objective of the Pilot Equity Income Fund is to seek current income and, secondarily, capital appreciation through investments primarily in common stocks of above average financial quality and securities convertible into common stock. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks and securities convertible into common stock of companies believed by the Adviser to demonstrate sound management, future growth potential and the ability to pay dividends. The Fund will attempt to achieve a yield that is greater than the published composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Index(1) (the "S & P 500 Index"), a broad-based unmanaged index of 500 companies listed on the New York Stock Exchange and which is typically used as a performance benchmark for equity investments.

Each Fund may also acquire debt obligations, including both convertible and non-convertible corporate and government bonds, debentures, zero coupon bonds and cash equivalents. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares. Each Fund will purchase only those debt obligations which are rated investment grade by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined by the Adviser to be of comparable quality. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) Obligations in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings. If a debt obligation held by a Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated debt obligation held by a Fund is no longer of comparable quality to an investment grade debt obligation, the obligation will be sold in an orderly manner as quickly as possible.

The convertible securities in which a Fund may invest include bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Additionally, each Fund may invest up to 20% of the value of its total assets in the securities of foreign issuers, either directly in the securities of such issuers or indirectly through American Depository Receipts

---------------
1 "Standard and Poor's(R)," "S & P(R)" and Standard and Poor's 500 Index(R)" are registered trademarks of Standard and Poor's Corporation.

("ADRs") and European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRs, in registered form, are designed for use in the United States securities markets, while EDRs, in bearer form, are generally designed for use in the European securities markets. These securities may not be denominated in the same currency as the securities they represent.

Each Fund may also invest in futures contracts and options. From time to time, the Funds may hold cash reserves that do not earn income. For a further description of the Funds' policies with respect to convertible securities, foreign securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

Each Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents and debt obligations when the Adviser believes such a position is advisable for temporary defensive purposes during periods of unusual market or economic activity.

Pilot Growth Fund

Pilot Growth Fund offers investors a means of participating in the equity securities market.

The investment objective of Pilot Growth Fund is to provide long-term capital growth by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in common stock, warrants, and options to purchase common stock.

In making investment decisions for the Fund, the Adviser classifies approximately 1,000 companies by market value and growth characteristics on a quarterly basis. Due to the number of possible growth stock investments, the Adviser uses a selection process employing advanced quantitative techniques to identify buy and sell candidates in an effort to select and hold those companies which appear able to consistently achieve superior returns by reinvesting profits into attractive new projects and products. Dividend income is, therefore, incidental and not an objective of the Fund. The Adviser's sophisticated investment approach uses an internally designed valuation process which measures the persistence of future cash flows, the acceleration of profitability, and evaluates a company's revenue generation relative to its stock price. The goal of this investment process is to identify businesses where superior growth appears sustainable and avoid or sell companies where growth is beginning to deteriorate. The Fund will concentrate on long-term growth industries where market leaders produce superior products and/or services and demonstrate a competitive advantage.

Pilot Growth Fund may also acquire debt obligations, including both convertible and non-convertible corporate and government bonds, debentures, zero coupon bonds and cash equivalents. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares. Under normal conditions, the Fund will not invest more than 10% of its total assets in debt obligations, unless the Fund assumes a temporary defensive position as discussed below. The Fund will purchase only those debt obligations which are rated AA or better by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined by the Adviser to be of comparable quality. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.)

The Fund may invest in the securities of foreign issuers, either directly in the securities of such issuers or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRs, in registered form, are designed for use in the United States securities markets, while EDRs, in bearer form, are generally designed for use in the European securities markets. These securities may not be denominated in the same currency as the securities they represent. The Fund will not invest more than 5% of its total assets in foreign securities.

The Fund may also invest in futures contracts and options. From time to time, the Funds may hold cash reserves that do not earn income. For a further description of the Fund's policies with respect to convertible securities, foreign securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

The Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents and debt obligations when the Adviser believes such a position is advisable for temporary defensive purposes during periods of unusual market or economic activity.

Pilot Small Capitalization Equity Fund

The investment objective of the Fund is to provide long-term capital growth by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities, including securities convertible into equity securities. In addition, under normal circumstances, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.

In making investment decisions for the Fund, the Adviser on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represents only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relative earnings improvement. Typically, two types of companies are purchased:
(i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.

The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.

The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.

The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard and Poor's Corporation ("S&P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.

Investments and investment techniques in which the Fund may invest include common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets. These and other securities in which the Fund may invest are further described below.

PORTFOLIO INSTRUMENTS AND PRACTICES

--U.S. Government Obligations. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by certain U.S. Government agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others, like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

--Asset-Backed and Mortgage-Backed Securities. EACH FUND may invest in asset-backed securities (i.e., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each Fund may make significant investments in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The rate of prepayments on asset-backed instruments and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or the value of a Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. Each Fund may also invest in mortgage-backed securities of other issuers, such as the Federal National Mortgage Association, which are not guaranteed by the U.S. Government. Moreover, each Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities. Unscheduled or early payments on the underlying mortgage may shorten the effective maturities of mortgage-backed securities and lessen their growth potential. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return on reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund does not appreciate as rapidly as the price of non-callable debt securities.

--Corporate Obligations. EACH FUND may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, and Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates. Each Fund may also purchase obligations issued by foreign corporations. Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates.

Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top two categories by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined by the Adviser to be of comparable quality.

--Repurchase Agreements. EACH FUND may enter into repurchase agreements which involve a purchase of portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. The Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. The term of these agreements is usually from overnight to one week and in any event, the Funds intend that such agreements will not have maturities longer than 60 days.

A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller.

During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

--Reverse Repurchase Agreements. EACH FUND is authorized to make limited borrowings for temporary purposes by entering into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored by the Adviser to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income. The Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

--Variable and Floating Rate Instruments. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness represented by the instrument as well as its interest rate may vary. Because of the absence of a market in which to resell variable or floating rate instruments, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

--Zero Coupon Securities. EACH FUND may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

A Fund will be required to include in income daily portions of original issue discount accrued which will cause the Fund to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

--Stripped Securities. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRS (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasuries).

In addition, EACH FUND may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

--Participations and Trust Receipts. EACH FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity.

--When-Issued Purchases, Forward Commitments and Delayed Settlements. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Funds may purchase or sell securities on a "delayed settlement" basis.

When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases, forward commitments and delayed settlement transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. In the event a Fund's when-issued purchases, forward commitments and delayed settlement transactions ever exceeded 25% of the value of its total assets, a Fund's liquidity and the ability of the Adviser to manage the Fund might be adversely affected. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective.

--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of each of the Funds, has obtained relief from the SEC to permit each Fund to invest any uninvested cash reserves in an amount not to exceed 25% of its total assets in affiliated money market funds. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. The Adviser may waive its advisory fee on that portion of any Fund's assets which are invested in the securities of affiliated money market funds managed by the Adviser or any of its affiliates.

--Securities Lending. EACH FUND may lend securities held in its portfolio to financial institutions (such as banks and broker-dealers) as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to financial institutions the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33 1/3% of its total assets. Securities loans will be fully collateralized.

--Options. EACH FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

OPTIONS TRADING IS A HIGHLY SPECIALIZED ACTIVITY AND MAY CARRY GREATER THAN ORDINARY INVESTMENT RISK. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The Funds may use options to manage their exposure to changing interest rates and/or security prices. The use of covered call and secured put options will not be a primary investment technique of any Fund.

--Futures and Related Options. EACH FUND may enter into futures contracts and options on such futures contracts as a hedge against anticipated interest rate fluctuations. Such fluctuations could have an effect on securities that a Fund holds in its portfolio or intends to sell. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) except for bona fide hedging purposes unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

EACH FUND may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

More information regarding futures contracts and related options can be found in the Statement of Additional Information, which is available upon request.

--Forward Foreign Currency Exchange Contracts. EACH FUND may buy and sell securities and receive dividend and interest proceeds in currencies other than the U.S. dollar, these Funds may from time to time enter into forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.

The purpose of entering into these contracts is to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than the performance it would have had if it had not engaged in forward contracts.

--Liquidity Considerations. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a FUND WILL NOT KNOWINGLY INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID SECURITIES. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, certain certificates of participation, trust receipts, tax-exempt derivative instruments, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 15% limitation.

--Portfolio Turnover. EACH FUND may engage in short-term trading to achieve its investment objective. The annual portfolio turnover rates for PILOT EQUITY INCOME FUND, PILOT GROWTH AND INCOME FUND, AND PILOT GROWTH FUND are not expected to exceed 100% during the next twelve months. The turnover rate for PILOT SMALL CAPITALIZATION EQUITY FUND is not expected to exceed 125% for the same period. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "The Business of the Fund--Tax Implications").

--Other Information. Certain brokers who are affiliated with The Pilot Funds may act as broker for the Funds on exchange portfolio transactions, subject, however, to procedures adopted by the Board of Trustees. Commissions, fees or other remuneration paid to an affiliated broker must be at least as favorable as those which the Trustees believe to be charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. A transaction will not be placed with an affiliated broker if a Fund would have to pay a commission rate less favorable than the affiliated broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the affiliated broker acts as a clearing broker for another brokerage firm, and any customers of the affiliated broker not comparable to The Pilot Funds as determined by the Board of Trustees.

The Pilot Funds has also adopted certain procedures which enable a Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which an affiliated broker is a member. These procedures establish certain limitations on the amount of securities which can be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Because of the active role which may be played by affiliated brokers in the underwriting of securities, a Fund's ability to purchase securities in the primary market may from time to time be limited.

RISK FACTORS

--General Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware. The value of equity securities held by the Funds can be expected to vary in response to a variety of factors. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. In general, equity securities are subject to greater fluctuations in value than fixed income securities. Therefore, while a fund investing primarily in equity securities is likely to have greater potential for total return over the long term than a fund investing in fixed-income securities whose value will vary inversely with interest rate fluctuations, it also presents greater risk of loss.

--Small Capitalization Companies. EACH FUND may invest in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known firms. PILOT SMALL CAPITALIZATION EQUITY FUND will focus on these securities. Investing in the securities of such companies, however, may also involve greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

--Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

--Convertible Securities. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

FUNDAMENTAL LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental." Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information, which is available upon request.

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions described in the Statement of Additional Information).

2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations as described in the Statement of Additional Information) more than 5% of its total assets in the securities of a single issuer or subject to puts from any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. A Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

4. A Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

INVESTING IN THE PILOT FUNDS

HOW TO BUY SHARES

Pilot Shares are sold on a continuous basis by Pilot Funds Distributors, Inc. (the "Distributor").

Pilot Shares are sold to Boatmen's Trust Company (referred to as "Boatmen's" or the "Adviser") and its affiliates (Boatmen's and such affiliates being sometimes referred to herein individually as an "Institution" and collectively as "Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships, institutions and corporations. All share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Pilot Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with the Institutions.

Pilot Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Fund's transfer agent. The minimum initial investment in a Fund for an Institution is $500,000 with no minimum subsequent investment. Institutions may establish different minimum investment requirements for their Customers and may charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

Purchase orders placed by an Institution for Pilot Shares must be received by the Funds' transfer agent before the close of regular trading hours (currently 3:00 p.m. Central time) on the New York Stock Exchange (the "Exchange") on a day when the Exchange is open for trading (a "Business Day"), which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Payment for shares must be made by Institutions in federal funds or other funds immediately available to the Funds' custodian no later than 3:00 p.m. (Central time) on the Business Day immediately following placement of the purchase order. On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Funds in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be canceled, notice will be given, and the Institution will be responsible for any loss to The Pilot Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

Purchase orders must include the purchasing Institution's tax identification number. The Pilot Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt notice. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates will not be issued.

HOW TO SELL SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by The Pilot Funds' transfer agent. The Pilot Funds imposes no charges when Pilot Shares are redeemed. Institutions may charge fees to their Customers for their services in connection with the instructions and limitations pertaining to the account at the Institution.

The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940.

The Pilot Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Funds may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions and not as a result of market fluctuations.

It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to The Pilot Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for all Funds are normally wired to the redeeming Institution the following Business Day after receipt of the order by the transfer agent. The Pilot Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.

With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise.

The net asset value of shares that are redeemed may be more or less than their original cost, depending on a Fund's current net asset value.

Explanation of Sales Price

Pilot Shares of the Funds are sold at net asset value. NET ASSET VALUE PER SHARE is determined on each Business Day (as defined above) at 3:00 p.m. (Central time) with respect to each Fund by adding the value of a Fund's investments, cash and other assets attributable to its Pilot Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Pilot Shares in the Fund that are outstanding. The assets of the Funds are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Funds' Statement of Additional Information, which is available upon request.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

Dividends for each Fund are derived from its net investment income. Net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios.

The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

What are your dividend and distribution options?

Shareholders of record receive dividends and net capital gain distributions. Dividends and distributions will be paid in cash unless you specifically elect to receive payment in additional shares of the same share class of a Fund for which the dividend or distribution was declared. Your election and any subsequent change should be made in writing to your Institution.

Your election is effective for dividends and distributions with record dates after the date the Institution receives the election.

When are dividends and distributions declared and paid?

Dividends are declared and paid monthly.

Net capital gain distributions for each of the Funds, if any, are distributed at least annually after any reductions for capital loss carryforwards.

EXCHANGE PRIVILEGE

If you wish, Pilot Shares of a Fund may be exchanged for Class A Shares of the same Fund without payment of a sales charge in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates. Similarly, a Customer may exchange Class A Shares for Pilot Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. Pilot Shares of a Fund may also be exchanged for Pilot Shares of any of the other investment portfolios of The Pilot Funds. Class A Shares are subject to the same shareholder transaction expenses as Pilot Shares except that purchases of Class A Shares (other than by exchange) may be subject to a front end sales charge. Class A Shares are subject to the same annual fund operating expenses as Pilot Shares except that Class A Shares are subject to annual Rule 12b-1 Distribution payments of 0.25% of average net assets. In addition, the procedures for effecting transactions in Fund shares and other features related to the servicing and maintenance of Fund accounts may differ for Class A Shares from those applicable to Pilot Shares depending on whether a shareholder chooses to hold the account containing Class A Shares directly with the Funds or through a broker/dealer or other intermediary institution (a "Service Organization"). For more information on holding Class A Shares of a Fund, please see the prospectus for Class A and B Shares which can be obtained by calling 1/800 71-PILOT and, where appropriate, consult the Service Organization through which the Class A Shares of the Fund received by exchange will be held.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of an unlimited number of shares in each of three share classes (Pilot Shares, Class A Shares and Class B Shares) in the Funds. Each Fund is classified as a diversified company. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

The Pilot Shares of the Funds are described in this prospectus. The Funds also offer Class A and Class B Shares. Class A Shares are sold with a maximum 4.5% front-end sales charge, and Class B Shares are sold with a maximum 4.5% contingent deferred sales charge. Pilot, Class A and Class B Shares bear their pro rata portion of all operating expenses paid by the Funds. In addition, Class A and Class B Shares bear all payments under the Funds' Distribution Plans (the "Plans"). Under the Plans the Distributor receives fees for distribution and shareholder support services.

Payments under the Distribution Plan for Class A Shares may be made for payments to broker-dealers and financial institutions under agreements with those organizations for personal services provided to Class A shareholders and/or the maintenance of Class A shareholder accounts. Payments under the Distribution Plan for Class B Shares, in addition to being used for the same purposes as payments under the Distribution Plan for Class A Shares, may be used to reimburse sales commissions and other fees paid to broker-dealers who sell Class B Shares and may also be used for advertising and marketing. Payments under the Distribution Plan for Class A Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Class A Shares. Payments under the Distribution Plan for Class B Shares may not exceed 1.00% (on an annual basis) of the average daily net asset value of outstanding Class B Shares. Distribution payments under the Distribution Plans are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1.

The Pilot Funds offers various services and privileges in connection with its Class A and Class B Shares that are not offered in connection with its Pilot Shares, including an automatic investment plan and an automatic withdrawal plan. Class B Shares convert automatically to Class A Shares eight years after the beginning of the calendar month in which the shares were purchased. Persons selling or servicing Class A and Class B Shares of the Funds may receive different compensation with respect to one particular class of shares over another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all The Pilot Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote on matters relating to the Distribution Plan for Class A Shares and only Class B shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS' principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer whose ultimate corporate parent is the BISYS Group, Inc., is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63170.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of June 30, 1996, Boatmen's and its affiliates managed
$          billion in assets ($          billion over which they had investment
discretion and $          billion over which they did not have investment
discretion).

Boatmen's Bancshares, Inc., Boatmen's parent, is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks Boatmen's, and more than fifty banks and trust companies located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas; a mortgage banking company, a credit life insurance company and a credit card bank.

On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which is currently expected to take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. If the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.

Boatmen's utilizes a team approach in managing each of the Equity Funds.

Randall L. Yoakum, a Chartered Financial Analyst, is the team member primarily responsible for managing the day-to-day investment operations of the Pilot Growth and Income Fund. Mr. Yoakum is a Senior Vice President and Director of Equity and Balanced Portfolio Management with Boatmen's. Mr. Yoakum is responsible for overseeing all institutional equity and balanced portfolios. In addition to serving as a member of Boatmen's Investment Policy Committee, Mr. Yoakum manages the Value Plus collective fund and the Pilot Growth and Income mutual fund. Prior to joining Boatmen's Trust, he served most recently as a senior vice president and chief equity officer for Composite Research & Management. Mr. Yoakum has over a decade of investment experience, and he is presently a member of both the Association for Investment Management and Research (AIMR) and the St. Louis Society of Financial Analysts. He has earned the Chartered Financial Analyst designation as well as a bachelor's degree in political science and finance from Pacific Lutheran University and an MBA from Arizona State University.

Mr. Michael E. Kenneally, a Chartered Financial Analyst, is a Senior Vice President and Director of Research for Boatmen's and is part of the team responsible for the day to day management of Pilot Growth and Pilot Small Capitalization Equity Funds' day to day investment activities. Mr. Kenneally currently oversees Boatmen's fundamental and quantitative research efforts as well as passive and quantitative investment management. His additional responsibilities include investment product development, international equity investment, and equity derivative strategies. Mr. Kenneally holds both a bachelor's degree in economics and an MBA in finance from the University of Missouri. He joined Boatmen's in 1983 as an equity analyst, later became a quantitative analyst, and subsequently worked as both a fixed-income portfolio manager and an equity portfolio manager. Mr. Kenneally is also a member of the Association for Investment Management and Research (AIMR), the St. Louis Society of Financial Analysts, the Chicago Quantitative Alliance, and the Society of Quantitative Analysts.

Mr. Daniel N. Ginsparg, Senior Portfolio Manager and Manager of Quantitative Research is part of the team responsible for the day to day management of Pilot Growth and Pilot Small Capitalization Equity Funds' investment activities. Mr. Ginsparg is responsible for quantitative research applications and is involved in the management of Boatmen's Small Capitalization Equity Fund. Mr. Ginsparg received both his bachelor's degree and MBA from the University of Missouri. He joined Boatmen's in 1989 and is a member of the Chicago Quantitative Alliance, the Society of Quantitative Analysts, and the St. Louis Society of Financial Analysts.

David W. Papendick, a Chartered Financial Analyst, is the team member primarily responsible for the day-to-day investment operations of the Pilot Equity Income Fund. Mr. Papendick has been associated with Boatmen's since 1973 and is responsible for the management of pooled equity investment funds with current assets of over $360 million. He also oversees Boatmen's equity analyst training program and is a member of Boatmen's Investment Policy Committee. Prior to joining Boatmen's, Mr. Papendick was associated with two regional brokerage and investment management firms. Mr. Papendick earned his bachelor's degree from Washington University.

Pilot Equity Income Fund and Pilot Growth and Income Fund each commenced operations on November 7, 1994 upon the transfer to each Fund of a portion of the assets of a common trust fund of Boatmen's Trust Company (the "Commingled Funds") having corresponding investment objectives, policies and limitations in exchange for shares of such Fund. Each Fund's portfolio of investments on November 7, 1994 was substantially the same as the portfolio of the corresponding Commingled Fund immediately prior to the transfer.

Because each Commingled Fund constitutes a "predecessor" of its corresponding Fund, each corresponding Fund calculates the performance for each of its classes for periods commencing prior to the transfer of Commingled Fund assets to the Fund by including its Commingled Fund predecessor's total return adjusted to reflect the deduction of estimated fees and expenses applicable to that class as stated in the expense table of the Fund's initial prospectus.

The quoted performance data includes the performance of the Commingled Funds for periods before their corresponding Funds' commencement of operations including periods when the Commingled Funds were managed by the Advisor's predecessor in interest on affiliates. The Commingled Funds have not been and are not currently registered under the 1940 Act or subject to the investment restrictions imposed by the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the performance of the Commingled Funds might have been adversely affected. The performance information set forth below reflects past performance and is not necessarily indicative of the future performance of the Funds, or any of the other investment portfolios of The Pilot Funds. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns for the period ended September 30, 1996.

                             1 YEAR                       PILOT
                                                         SHARES
Pilot Equity Income Fund and its predecessor                   %
Pilot Growth and Income Fund and its predecessor               %

                            3 YEARS                       PILOT
                                                         SHARES
Pilot Equity Income Fund and its predecessor                   %
Pilot Growth and Income Fund and its predecessor               %

                            5 YEARS                       PILOT
                                                         SHARES
Pilot Equity Income Fund and its predecessor                   %
Pilot Growth and Income Fund and its predecessor               %

                 10 YEARS (OR SHARES INCEPTION)           PILOT
                                                         SHARES
Pilot Equity Income Fund and its predecessor                   %
Pilot Growth and Income Fund and its predecessor               %

The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if operating expenses applicable to the Pilot Shares (as estimated at commencement of operations) had been incurred during the periods shown.

Average Annual Total Returns for the period ended September 30, 1996.

                             1 YEAR
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Equity Income Fund and its predecessor        %           %
Pilot Growth and Income Fund and its
  predecessor                                       %           %

                             3 YEARS
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Equity Income Fund and its predecessor        %           %
Pilot Growth and Income Fund and its
  predecessor                                       %           %

                             5 YEARS
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Equity Income Fund and its predecessor        %           %
Pilot Growth and Income Fund and its
  predecessor                                       %           %

                            10 YEARS
                      (OR SINCE INCEPTION)
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Equity Income Fund and its predecessor        %           %
Pilot Growth and Income Fund and its
  predecessor                                       %           %

The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if Class A and Class B shareholder transaction expenses and operating expenses applicable to the Class A and Class B Shares (as estimated at commencement of operations) had been incurred during the periods shown.

Although expected to be infrequent, Boatmen's may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Boatmen's) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Boatmen's will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Martin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

Boatmen's is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 0.75% of Pilot Growth and Income Fund's average daily net assets, 0.75% of Pilot Equity Income Fund's average daily net assets, 0.75% of Pilot Growth Fund's average daily net assets, and 1.00% of the Pilot Small Capitalization Equity Fund's average daily net assets. For the fiscal year ended August 31, 1996, the funds paid advisory fees in the amount of 0.50%, 0.50% and 0.75%, for Pilot Growth and Income Fund, Pilot Equity Income Fund, and Pilot Small Capitalization Equity Fund, respectively. Pilot Growth Fund commenced operations on October 21, 1996.

Additionally, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion. For the fiscal year ended August 31, 1996, The Pilot Funds paid administration fees to BISYS in the amount of $146,186, $93,059, and $0 for the Pilot Growth and Income Fund, Pilot Equity Income Fund, and Pilot Small Capitalization Equity Fund, respectively.

Operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers, as well as by certain mandatory expense limits imposed by some state securities regulators. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

In order to so qualify, each Fund intends to pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends and gains attributable to market discount on taxable as well as tax-exempt securities. To the extent you receive such a dividend based on either investment company taxable income or the excess of net short-term capital gain over net long-term capital loss, you would treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, will be taxable to you as ordinary income. Also, to the extent that a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.

Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

Before you purchase shares of a Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared, but not yet paid. When a Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable distribution or dividend.

Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, generally depending on the difference in the prices at which the shareholder purchased and sold the shares. This gain or loss will be long-term or short-term, generally depending on how long the shareholder held the shares.

Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for each Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

YIELDS for the Funds are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

Performance comparisons:

The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return and yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for these Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Index, the Merrill Lynch Bond

Index, the Wilshire 5000 Equity Index or the Consumer Price Index.

PERFORMANCE QUOTATIONS WILL FLUCTUATE, AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF TOTAL RETURN AND YIELD.

INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
---------------------------------------------------------------

                                 THE PILOT FUNDS





                                    --------

                                    FORM N-1A

                              CROSS REFERENCE SHEET

                                                              STATEMENT OF ADDITIONAL
       ITEM NUMBER IN PART B                                  INFORMATION CAPTION
       ---------------------                                  -----------------------
10.    Cover Page..........................................   Cover Page

11.    Table of Contents...................................   Table of Contents

12.    General Information and History.....................   Organization and Capitalization

13.    Investment Objectives and Policies..................   Investment Policies and Practices of the Fund;
                                                              Investment Restrictions

14.    Management of the Fund..............................   Trustees and Officers

15.    Control Persons and Principal Holders of
       Securities..........................................   Trustees and Officers; Organization and
                                                              Capitalization

16.    Investment Advisory and Other Services..............   Investment Adviser, Administrator, Distributor
                                                              and Transfer Agent; Matters Relating to Class A
                                                              Shares and Class B Shares; Portfolio
                                                              Transactions; Custodian and Subcustodian;
                                                              Independent Accountants and Counsel

17.    Brokerage Allocation................................   Portfolio Transactions

18.    Capital Stock and Other Securities..................   Organization and Capitalization; Matters Relating
                                                              to Class A Shares and Class B Shares

19.    Purchase, Redemption and Pricing of Securities
       Being Offered.......................................   Net Asset Value; Matters Relating to Class A
                                                              Shares and Class B Shares; Additional Purchase
                                                              and Redemption Information

20.    Tax Status..........................................   Tax Information

21.    Underwriters........................................   Investment Adviser, Administrator, Distributor
                                                              and Transfer Agent

22.    Calculation of Performance Data.....................   Calculation of Performance Quotations

23.    Financial Statements................................   Financial Statements

                                 THE PILOT FUNDS
                                3435 Stelzer Road
                              Columbus, Ohio 43219


                       STATEMENT OF ADDITIONAL INFORMATION
                                January 2, 1997
                 PILOT SHARES, CLASS A SHARES AND CLASS B SHARES


         The Pilot Funds (the "Trust") is an open-end, management investment company (or mutual fund) consisting of fourteen portfolios, five of which portfolios (the "Funds") are offered hereby. The Funds are:

         Pilot Diversified Bond Income Fund;

         Pilot Intermediate U.S. Government Securities Fund;

         Pilot U.S. Government Securities Fund;

         Pilot Intermediate Municipal Bond Fund; and

         Pilot Municipal Bond Fund.

         Boatmen's Trust Company ("Boatmen's") serves as the investment adviser to each Fund. Pilot Funds Distributors, Inc. serves as each Fund's distributor, and its affiliate, BISYS Fund Services Limited Partnership ("BISYS"), serves as each Fund's administrator.

         This Statement of Additional Information is not a Prospectus, should be read in conjunction with the Prospectuses dated January 2, 1997 with respect to Pilot Shares, Class A Shares and Class B Shares of the Funds and is incorporated by reference in its entirety into such Prospectuses. Because this Statement of Additional Information is not itself a Prospectus, no investment in Pilot Shares, Class A Shares or Class B Shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained without charge by writing to Pilot Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                TABLE OF CONTENTS





                                                                     Page
Investment Policies And Practices Of The Funds.....................  B -

Investment Restrictions............................................  B -

Trustees And Officers..............................................  B -

Investment Adviser, Administrator, Distributor And Transfer Agent    B -

Portfolio Transactions.............................................  B -

Net Asset Value....................................................  B -

Matters Relating to Class A Shares and Class B Shares..............  B -

Additional Purchase and Redemption Information.....................  B -

Calculation Of Performance Quotations..............................  B -

Tax Information....................................................  B -

Organization And Capitalization....................................  B -

Custodian..........................................................  B -

Independent Accountants And Counsel................................  B -

Miscellaneous......................................................  B -

Appendix...........................................................  A - 1

Financial Statements...............................................  F - 1

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

         The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectuses. Except as set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without Shareholder consent.

U.S. GOVERNMENT OBLIGATIONS

         Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

CUSTODIAL RECEIPTS

         Each Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. The Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund (the "Municipal Bond Funds") may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain municipal notes and bonds. Custodial receipts will be treated as illiquid securities.

CORPORATE DEBT SECURITIES

         Each Fund may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenue, sales or profits; or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund except the Municipal Bond Funds may also invest in corporate debt securities of foreign issuers.

U.S. AND FOREIGN BANK OBLIGATIONS

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

         Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of Boatmen's, pursuant to criteria established by the Board of Trustees of the Trust, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment subject to any other applicable limitations with respect to investments in foreign securities.

         Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

MUNICIPAL OBLIGATIONS

         Each of the Municipal Bond Funds generally invests in Municipal Obligations. Municipal Obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of Municipal Obligations are "notes" and "bonds."

         NOTES. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for Municipal Obligations.

         Tax and revenue anticipation notes are sold to finance working capital needs of municipalities. Tax anticipation notes are generally payable from specific tax revenues expected to be received at a future date. They are usually general obligations of the issuer. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as state aid to be received by a local issuer. They are not usually general obligations of the issuer. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use and business taxes as well as intergovernmental aid. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes and the notes are not secured by any other source. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the issuance may be less than the economic equivalent of the payment of principal and interest on the mortgage notes if there had been a default. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof.

         Each Fund may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, interest payments with respect to such custodial receipts are exempt from federal income taxes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS").

         There are a number of other types of notes issued for different purposes and secured differently from those described above.

         BONDS. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

         General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         Revenue bonds have been issued to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although the principal security behind these bonds varies widely, many issuers provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized mortgages, collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such obligations shall be treated as illiquid securities, unless the Board of Trustees determines that they are liquid.

         Private activity bonds, a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units, although nominally issued by municipal authorities, are generally secured not by the taxing power of the municipality but by the revenues of the authority derived from payments by the industrial user. Each of the Municipal Bond Funds may invest in private activity bonds. The interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax.

         Generally, the Municipal Obligations that may be purchased by Pilot Intermediate Municipal Bond Fund will have remaining effective maturities between three and ten years. Each Municipal Bond Fund may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Fund's commitment to put the bond back to the issuer at par at a designated time and the issuer's commitment to so purchase the bond at such price and time. For purposes of computing Pilot Intermediate Municipal Bond Fund's average weighted maturity, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of Boatmen's, will result in the instrument being valued in the market as though it has the earlier maturity.

         Each of the Municipal Bond Funds may purchase long-term fixed-rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund, at periodic intervals (usually every six months, but in no event more than every twelve months), to tender (or "put") its bonds to the institution and receive the face value thereof. The Fund may be assessed "tender fees" for each tender period at a rate equal to the difference between the bonds' fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the bonds coupled with the tender option to trade at par on the date of such determination.

         In addition to the instruments described above, there are a variety of hybrid and special types of Municipal Obligations as well as numerous differences in the security of Municipal Obligations both within and between the two principal classifications above.

         Each of the Municipal Bond Funds may purchase Municipal Obligations that are backed by letters of credit issued by domestic banks or foreign banks that have a branch, agency or subsidiary in the United States. See "Foreign Securities" for information concerning credit risks of foreign bank obligations.

         Certain Municipal Obligations may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligations at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Each of the Municipal Bond Funds may, from time to time, invest more than 25% of its total assets in Municipal Obligations covered by insurance policies.

         For the purpose of the investment restrictions of each Fund, the identification of the "issuer" of Municipal Obligations that are not general obligation bonds is made by Boatmen's on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         An entire issue of Municipal Obligations may be purchased by one or a small number of institutional investors such as one of the Municipal Bond Funds. Unlike securities that must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, Municipal Obligations that are not publicly offered may nevertheless be readily marketable. A secondary market exists for Municipal Obligations that were not publicly offered initially.

         Securities purchased for each of the Municipal Bond Funds are subject to the policy on holdings of securities that are not readily marketable. Boatmen's determines whether a Municipal Obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. Boatmen's believes that the quality standards applicable to the Funds' investments enhance marketability. In addition, standby commitments and demand obligations also enhance marketability.

         Yields on Municipal Obligations depend on a variety of factors, including municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Higher quality Municipal Obligations tend to have a lower yield than lower quality obligations. Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities' power to levy taxes. Litigation or other conditions may materially affect the power or ability of any issuer to pay when due principal of and interest on its Municipal Obligations.

         Each of the Municipal Bond Funds may also purchase resource recovery bonds. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

         Neither Municipal Bond Fund currently intends to invest in taxable obligations; however, each Fund may from time to time invest a portion of its assets in fixed-income obligations whose interest payments are subject to federal income tax. Each Fund may invest in taxable obligations pending the investment or reinvestment in Municipal Obligations of proceeds from sales of Fund Shares or sales of portfolio securities. Each Fund may also invest in highly liquid, taxable obligations to avoid the necessity of liquidating portfolio investments to meet redemption requests by Fund Shareholders.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for the interest on Municipal Obligations.
 For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Municipal Bond Funds and the liquidity and value of those Funds' portfolios. In such an event, the Trust would reevaluate the investment objectives and policies of the Municipal Bond Funds and consider possible changes in their structure or possible dissolution.

STANDBY COMMITMENTS

         In order to enhance the liquidity, stability or quality of Municipal Obligations, each of the Municipal Bond Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price that a Fund pays for securities with standby commitments may be higher than the price that the Fund otherwise would pay for the securities.

         Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets a Fund's quality standards, Boatmen's will look to the creditworthiness of the party providing the Fund with the right to sell as well as to the quality of the security itself.

         No value is assigned to the standby commitments for purposes of determining the Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers that represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the average weighted maturity of a Fund. There is no assurance that standby commitments will be available to a Fund, nor have the Funds assumed that such commitments would continue to be available under all market conditions.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment or delayed settlement basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date on which the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment and delayed settlement transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment or delayed settlement basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

         When a Fund purchases securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian or subcustodian will maintain in a segregated account liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment or delayed settlement transaction to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed settlements.

CONVERTIBLE SECURITIES

         Pilot Diversified Bond Income Fund may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated at least A or its equivalent by an NRSRO or, if unrated, determined by Boatmen's to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which the Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities.

A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

FOREIGN SECURITIES

         Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities Fund (the "Government Funds") and Pilot Diversified Bond Income Fund may invest in foreign securities either directly or indirectly through American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, or through European Depository Receipts ("EDRs"), which are receipts issued by European financial institutions evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars while EDR prices are generally denominated in foreign currencies. The securities underlying an ADR or EDR will normally be denominated in a foreign currency. The underlying securities may be subject to foreign government taxes which could reduce the yield on such securities.

         Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities and which may favorably or unfavorably affect a Fund's performance. Because foreign companies generally are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York

Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in United States markets and at times, volatility of price can be greater than in United States markets. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of each Fund are uninvested and no return is earned thereon. Also, delivery of securities before payment may be required in some countries. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies in foreign countries than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Each Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         Pilot Diversified Bond Income Fund and the Government Funds may invest in forward foreign currency exchange contracts ("forward contracts") for hedging and to seek to increase total return. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are individually negotiated and privately traded in the interbank market by currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund may be required to segregate liquid assets to cover forward contracts that require it to purchase foreign currency.

         When the Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. This practice is referred to as "cross-hedging." The amount in question could be less than or equal to the value of a Fund's securities denominated in the less attractive currency.

         A Fund may also enter into a forward contract to sell a currency that is linked to a currency that Boatmen's believes to be less attractive and buy a currency that Boatmen's believes to be more attractive (or a currency that is linked to currency that Boatmen's believes to be more attractive). The amount in question would not exceed the value of the Fund's securities denominated in the less attractive currency. For example, if the Austrian Schilling is linked to the German Deutsche Mark (the "D-mark"), the Fund holds securities denominated in Austrian Schillings and Boatmen's believes that the value of Schillings will decline against the British Pound, the Fund may enter into a contract to sell D-marks and buy Pounds. This practice is referred to as "proxy hedging." Proxy hedging involves the risk that the amount of currencies involved may not equal the value of the Fund's securities denominated in the currency expected to deteriorate and improperly anticipated currency movements could result in losses to the Fund. Further, there is the risk that the linkage between various currencies may change or be eliminated.

         The Fund's activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

         Each Fund may invest in securities backed by installment contracts, credit card receivables and other assets. These asset-backed securities represent interests in pools of assets in which payment of both interest and principal on the securities are made monthly, thus in effect passing through (net of fees paid to the issuer or guarantor of the securities) the monthly payments made by the individual borrowers on the assets that underlie the asset-backed securities. Each Fund may also make significant investments in U.S. Government securities that are backed by adjustable or fixed-rate mortgage loans.

         The average life of an asset-backed or mortgage-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, maturities may be a maximum of forty years. The average life of an asset-backed or mortgage-backed instrument is likely to be substantially less than the original maturity of the asset or mortgage pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities.

         CMO classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Funds will not purchase "residual" CMO interests, which normally exhibit the greatest price volatility.

         CMOs may expose a Fund to more volatility and interest rate risk than other types of mortgage-backed obligations.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with selected brokers-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the purchaser (i.e., a Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees at the time of sale to repurchase the Obligation at a specified time and price.

         Custody of the Obligation will be maintained by the Fund's custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Fund does not have a perfected security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that Boatmen's believes follow customary securities industry practice with respect to repurchase agreements, and Boatmen's analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the Obligation.

         Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as illiquid instruments.

         Each Fund may also enter into repurchase agreements with any party deemed creditworthy by Boatmen's including foreign banks and broker-dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which a Fund may purchase.

REVERSE REPURCHASE AGREEMENTS

         At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

VARIABLE AND FLOATING RATE INSTRUMENTS

         With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectuses, Boatmen's will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.

         In determining a Fund's average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Such instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

LENDING OF PORTFOLIO SECURITIES

         When a Fund lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Government securities, securities of U.S. Government agencies and instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund for short-term instruments. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

         In seeking to attain its investment objective, each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

         The Pilot Funds has received exemptive relief from the Securities and Exchange Commission to permit each Fund to use cash reserves not invested in portfolio securities to purchase shares of one or more of any existing or future series of the Trust which holds itself out to the public as a money market fund and is subject to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (a "Money Market Fund"), and to permit each Money Market Fund to sell and redeem its shares in transactions with each Fund. Pursuant to this exemptive relief, each Fund may purchase shares of a Money Market Fund without regard to the limits in the preceding paragraph provided the Fund's aggregate investment in Money Market Funds does not exceed 25% of the Fund's total assets. In addition, each Fund's investment in Money Market Funds will be disregarded in determining compliance with the limitations in the preceding paragraph.

         As a shareholder of another investment company, each Fund bears, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

"STRIPPED SECURITIES"

         Each Fund may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, each Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

         Although "stripped" securities may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

PARTICIPATION INTERESTS AND TRUST RECEIPTS

         Each Fund may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

         Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). If a participation interest or trust receipt is unrated, Boatmen's will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund involved may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

OPTIONS ON SECURITIES AND INDICES

         Each Fund may purchase and sell (write) both call and put options listed on a national securities exchange and issued by the Options Clearing Corporation as well as over-the-counter or OTC options (options not traded on exchanges). Such options may relate to particular securities or to various indices.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the seller ("writer") of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration) or, in the case of some OTC options, by fulfilling the terms of an agreement with the common party permitting the Fund to close out the option. There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option and will realize a capital loss if it is more. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FUTURES CONTRACTS

         Each Fund may enter into futures contracts on securities and futures contracts based on securities indices, which futures are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund will do so to hedge against anticipated changes in securities values that would otherwise have an adverse effect upon the value of portfolio securities or upon securities to be acquired. Futures contracts and related options entered into by the Funds will be entered into consistent with CFTC regulations.

         Each Fund may take a "short" position in the futures markets by selling contracts for the future delivery of securities in order to hedge against an anticipated decline in stock prices. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with price-fluctuation characteristics similar to those of its portfolio securities. If, in the opinion of Boatmen's, there is a sufficient degree of correlation between price trends for a Fund's securities and futures contracts based on indices, a Fund may also enter into such futures contracts as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of a Fund's securities will substantially be offset by appreciation in the value of the futures position. On other occasions a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the purchase of particular securities in the future, but expects the price then available in the securities market to be less favorable than prices that are currently available in the futures markets. Each Fund expects that, in the normal course, it will terminate the long futures position when it makes the anticipated purchase; under unusual market conditions, however, a long futures position may be terminated without the corresponding purchase of securities.

         Futures contracts involve brokerage costs, which may be less than 1% of the contract price, and require parties to the contract to make "margin" deposits to secure performance of the contract. Each Fund will be required to deposit as margin into a segregated custodial account (held subject to the claims of the Fund's futures broker) an amount of cash or liquid securities equal to approximately 2% to 5% of the value of each futures contract. This initial margin is in the nature of a performance bond or good faith deposit on the contract. Each Fund's position in the futures market will be marked-to-market on a daily basis; the Funds may subsequently be required to make "variation" margin payments depending upon whether its futures position declines or rises in value.

         Positions taken in the futures markets are not usually held until the expiration of the contract but, instead, are normally liquidated through offsetting transactions, which may result in a profit or a loss. Nevertheless, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures contracts are traded assumes responsibility for closing out contracts and guarantees that, if the contract is still open, the sale or purchase of securities will be performed on the settlement date.

         Futures contracts on securities indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value of the securities comprising the index on which the futures contract is based. Futures contracts based on securities indices currently are actively traded on the Chicago Board of Trade, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade.

OPTIONS ON FUTURES CONTRACTS

         Each Fund may also purchase and sell (write) call and put options on futures contracts, which options are traded on exchanges that are licensed and regulated by the CFTC. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to buy a futures contract (assume a long position) at a specified exercise price, by exercising the option at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, by exercising the option at any time before the option expires.

         Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the then current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the then current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures contracts, most participants in the options markets do not seek to realize their gains or losses by exercising their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, benefits received in an option transaction in the event of a favorable market movement will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, in contrast to the full market risk of a futures position, the Fund will not be subject to a risk of loss on the option transaction beyond the amount of the premium it paid plus its transaction costs. Consequently, the Fund may benefit from an increase in the value of its portfolio that would have been more completely offset if the hedge had been effected through the use of a futures contract.

         If a Fund writes options on futures contracts, it will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will gain the amount of the premium, which may partially offset unfavorable changes in the value of its portfolio securities held in, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received. Such loss may partially offset favorable changes in the value of its portfolio securities.

         A Fund will not purchase or sell (write) options on futures contracts unless, in the opinion of Boatmen's, the market for such options has sufficient liquidity that the risks associated with such options transactions are at acceptable levels.

LIMITATIONS ON USE OF FUTURES TRANSACTIONS AND RISK CONSIDERATIONS

         Each Fund will incur brokerage fees in connection with its futures transactions, and each will be required to deposit and maintain funds with its broker as margin to guarantee performance of its futures obligations. In addition, while futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while a Fund may benefit from the use of such contracts, unanticipated changes in securities may result in a poorer overall performance from the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and a Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

         Tax-related requirements may limit the extent to which a Fund may engage in futures and related options transactions. (See "Tax Information.")

RESTRICTED AND OTHER ILLIQUID SECURITIES

         A Fund may purchase securities that are not registered under the Securities Act of 1933 or have some other legal or contractual restrictions on resale in the principal market where the security is traded ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. However, a Fund will not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities, unless the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific Rule 144A security, that such restricted security is liquid. The Trustees may adopt guidelines and delegate to Boatmen's the daily function of determining and monitoring liquidity of securities. The Trustees may also delegate to its Valuation Committee valuation decisions. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Because it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

COMBINED TRANSACTIONS

         A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of Boatmen's, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund either segregating assets in an account with, or on the books of, the Trust's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid assets denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold liquid assets in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.

                             INVESTMENT RESTRICTIONS

         The Trust, on behalf of each Fund, has adopted fundamental investment restrictions numbered 1 through 12 which may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund's outstanding voting shares. Investment restrictions numbered 13 through 15 are not fundamental policies and may be changed at any time by vote of a majority of the Trustees of the Trust.

         As used in this Statement of Additional Information, with respect to matters required by the provisions of the 1940 Act to be submitted to shareholders, the term "majority of the outstanding shares" of either the Trust or the Fund means the vote of the lesser of: (i) 67% or more of the shares of the Trust or Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Trust or Fund.

         As a matter of fundamental policy, each Fund may not:

         (1) Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate and except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

         (2) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         (3) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective(s), policies and limitations may be deemed to be underwriting and except to the extent that it may be deemed an underwriter in connection with the disposition of the Fund's portfolio securities.

         (4) Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund maintains asset coverage of 300% for all borrowings.

         (5) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

         (6)      Purchase or sell commodity contracts.

         (7) Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective(s) and policies and may lend portfolio securities.

         Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund, and Pilot Municipal Bond Fund may not:

         (8) Purchase securities of companies for the purpose of exercising control.

         All Funds may not:

         (9) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security, and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         The Municipal Bond Funds may not:

         (10) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         Each Municipal Bond Fund may not:

         (11) Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

         Pilot Diversified Bond Income Fund and the Government Funds may not:

         (12) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined with respect to fundamental policy No. 9 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         As a matter of non-fundamental policy, each Fund may not:

         (13) Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         (14) Lend its securities if collateral values are not continuously maintained at no less than 100% by market to market daily.

         (15) Purchase any security while borrowings in excess of 5% of net assets are outstanding.

         For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.


                              TRUSTEES AND OFFICERS

         Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                                 Principal Occupation(s)
Name and Address                              Position(s) with Trust             During Past 5 Years
----------------                              ----------------------             -------------------
J. Hord Armstrong, III (55)                   Trustee                            Chairman and CEO, D&K
8000 Maryland Avenue                                                             Wholesale Drug, Inc., a
Suite 1190                                                                       distributor of pharmaceutical
St. Louis, Missouri 63105                                                        products, since 1987.

Lee F. Fetter (43)                            Chairman                           Chief Operating and Financial
660 S. Euclid, Box 8003                                                          Officer of Washington
St. Louis, Missouri 63110                                                        University School of Medicine
                                                                                 since 1983.

Henry O. Johnston (59)                        Trustee                            President of Fordyce Four,
9650 Clayton Road                                                                Incorporated, a corporation
St. Louis, Missouri 63124                                                        engaged in the acquisition and
                                                                                 management of personal
                                                                                 investments.

L. White Matthews, III (50)                   Trustee                            Executive Vice President of
Eighth and Eaton Avenues                                                         Finance since 1987, Union
Bethlehem, Pennsylvania 18018                                                    Pacific Corporation, a company
                                                                                 engaged in transportation,
                                                                                 exploration and refining of
                                                                                 hydrocarbons, mining and real
                                                                                 estate.

                                                                                 Principal Occupation(s)
Name and Address                              Position(s) with Trust             During Past 5 Years
----------------                              ----------------------             -------------------
Nicholas G. Penniman, IV (58)                 Trustee                            Publisher, St. Louis Post-
900 N. Tucker Boulevard                                                          Dispatch since 1986. Senior
St. Louis, Missouri 63101                                                        Vice President of Pulitzer
                                                                                 Publishing Company since
                                                                                 1986.

William J. Tomko (37)                         President                          Senior Vice President, BISYS
3435 Stelzer Road                                                                Fund Services, Inc.
Columbus, Ohio 43219

W. Eugene Spurbeck (40)                       Vice President                     Manager, BISYS Fund Services,
3435 Stelzer Road                                                                Inc.
Columbus, Ohio 43219

Martin R. Dean (33)                           Treasurer                          Manager, Mutual Fund
3435 Stelzer Road                                                                Accounting, BISYS Fund
Columbus, Ohio 43219                                                             Services, Inc. since May 1994.
                                                                                 Prior thereto, Senior Manager,
                                                                                 KPMG Peat Marwick.

GEORGE O. MARTINEZ (37)                       Secretary                          Senior Vice President and
3435 STELZER ROAD                                                                Director of Legal and
COLUMBUS, OHIO 43219                                                             Compliance Services of BISYS
                                                                                 Fund Services, Inc. since April
                                                                                 1995.  Prior thereto, Vice
                                                                                 President and Associate
                                                                                 General Counsel of Alliance
                                                                                 Capital Management, L.P.

Sheldon A. Jones (58)                         Assistant Secretary                Partner of the law firm of
Ten Post Office Square South                                                     Dechert Price & Rhoads.
Boston, Massachusetts 02109

Alaina Metz (28)                              Assistant Secretary                Employee of BISYS Fund
3435 Stelzer Road                                                                Services Limited Partnership
Columbus, Ohio 43219                                                             since June 1995; prior thereto,
                                                                                 supervisor, Alliance Capital
                                                                                 Management, L.P.

Bruce Treff (30)                              Assistant Secretary                Counsel, BISYS Fund Services,
3435 Stelzer Road                                                                Inc. since September 1995.
Columbus, Ohio 43219                                                             Prior thereto, Manager, Alliance
                                                                                 Capital Management, L.P.


         The Agreement and Declaration of Trust of the Trust (the "Trust Agreement") provides that, subject to its provisions, the business of the Trust shall be managed by the Trustees. The Trust Agreement provides that: (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to their general supervision, advisory and administration services and duties, and also including distribution, custodian, transfer and dividend disbursing agency, shareholder servicing and accounting services and duties, (b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause
(a).

                  Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and/or may have in the future, transactions with Boatmen's, its parent, [as of __________________ , NationsBank Corporation], Kleinwort Benson Investment Management Americas Inc. (investment manager to Pilot International Equity Fund), BISYS and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be ordinary transactions, and that the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms of comparable transactions with other customers.

         Each officer holds comparable positions with certain other investment companies for which BISYS and its affiliates serve as administrator and/or distributor.

         The following table provides information relating to the aggregate compensation to be received by the Trustees from the Registrant for the fiscal year ended August 31, 1996.


                               COMPENSATION TABLE


              (1)                          (2)                   (3)                    (4)                   (5)

                                                                                                       TOTAL COMPENPENSION
                                                             PENSION OR           ESTIMATED PENSION          FROM
                                        AGGREGATE            RETIREMENT                ANNUAL            REGISTRANT AND
             NAME OF                  COMPENSATION          BENEFITS UPON           BENEFITS UPON         FUND COMPLEX
        PERSON, POSITION             FROM REGISTRANT         RETIREMENT              RETIREMENT          PAID TO PERSONS
J. Hord Armstrong, III                   $26,000                  0                      0                  $26,000
Lee F. Fetter (Chairman)                 $28,000                  0                      0                  $28,000
Henry O. Johnston*                       $26,000                  0                      0                  $26,000
L. White Matthews, III                   $26,000                  0                      0                  $26,000
Nicholas G. Penniman, IV                 $26,000                  0                      0                  $26,000


* "Interested person" of the Funds for purposes of the 1940 Act.

         Each of the Trustees who is not an "interested person" of the Funds for purposes of the 1940 Act (the "non-interested Trustees") is compensated by the Funds for his services as such. The compensation paid to the non-interested Trustees other than the Chairman is $13,000 per year and $2,000 for each Trustee meeting attended. Each of the non-interested Trustees is entitled to reimbursement for out-of-pocket expenses. Compensation paid to the Trustees who are considered interested persons is paid directly by the investment adviser. Trustees' fees during the period ended August 31, 1996 distributed to or accrued for the account of the non-interested Trustees (four persons) amounted to approximately $106,000, which amount represented the total compensation paid by the Funds to the Trustees during that year.

        INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER

         Boatmen's Trust Company, [a wholly-owned subsidiary of Nations Bank Corporation as of ___________________], P.O. Box 14737, 100 North Broadway, St. Louis, Missouri 63178-4737, acts as investment adviser to each Fund pursuant to separate Investment Advisory Agreements (the "Advisory Agreements") between the Trust, on behalf of each Fund, and Boatmen's. As adviser, Boatmen's is responsible for the management of each Fund's assets, subject to the supervision of the Trustees of the Trust.

         The Trust has no present intention of purchasing any securities issued by Boatmen's, NationsBank Corporation or any of its affiliates. Mr. Henry O. Johnston, a Trustee of the Trust, owns shares amounting to less than one-tenth of one percent (.001%) of the outstanding shares of common stock of Boatmen's Bancshares, Inc.

         Each Advisory Agreement provides that, subject to Section 36 of the 1940 Act, Boatmen's will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, except liability to the Trust or its Shareholders to which Boatmen's would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the Agreement. Each Agreement provides that the Trust will indemnify Boatmen's against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses.

         As compensation for the services rendered to the Trust by Boatmen's as investment adviser, and the assumption by Boatmen's of the expenses related thereto, Boatmen's is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .55 of 1% of the average daily net assets of each of Pilot Diversified Bond Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund. Boatmen's has made additional voluntary undertakings to waive their fees. For the periods ended August 31, 1996 and August 31, 1995, respectively, Boatman's received advisory fees (net of waivers) in the amounts of $717,666, $555,098, $832,165 and $761,069, and $340,310, $415,164, $547,737, and $498,166 for Pilot Intermediate U.S.
Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively. For the same periods, Boatmen's waived fees and reimbursed expenses in the amounts of $410,522, $215,525, $312,402 and $170,236, and $215,601,
$155,704, $225,063, and $109,745 for the same respective Funds. Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.

         In connection with the foregoing services, Boatmen's bears all costs incurred by it in connection with the performance of its duties, other than the cost (including taxes and brokerage commission, if any) of securities purchased for each Fund.

         The Trust is responsible for all expenses incurred by the Funds, other than those expressly borne by Boatmen's, the Distributor, BISYS and the Transfer Agent under the Advisory, Distribution, Administration or Transfer Agency Agreements. Such expenses include, without limitation, the fees payable to Boatmen's, BISYS and the Transfer Agent, fees and expenses incurred in connection with membership in investment company organizations, the fees and expenses of the Trust's custodian and fund accounting agent, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of Trust shares under federal or state securities laws, expenses of the organization of the Trust, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Trust.

         The Advisory Agreements for the Funds were approved by the Trustees, including the "non-interested" Trustees, on October 22, 1996 and by the shareholders of each Fund on December 18, 1996. Each Advisory Agreement will remain in effect until May 31, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually: (1) by the vote of a majority of the outstanding shares of each Fund (as defined under "Investment Restrictions") or by the Trustees of the Trust, and by the vote of a majority of the "non-interested" Trustees. Each Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding Shares of the Fund affected thereby (as defined under "Investment Restrictions") on 60 days' written notice to Boatmen's, and by Boatmen's on 60 days' written notice to the Trust.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Boatmen's is a state-chartered trust company. Boatmen's believes that it may perform the services contemplated by its agreement with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Boatmen's from continuing to perform such services for the Trust.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Boatmen's in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Boatmen's and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Boatmen's would consider the possibility of offering to provide some or all of the services now provided by BISYS and the Distributor. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Boatmen's might offer to provide services for consideration by the Trustees.

THE ADMINISTRATOR

         BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., which has its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219, provides administrative services for the Funds as described in their Prospectuses pursuant to an Administration Agreement dated as of June 1, 1996. The Agreement will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended as to a particular Fund for successive periods of one year, provided that such continuance is specifically approved:
(a) by a vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Fund (as defined under "Investment Restrictions"). The Agreement is terminable by the Board of Trustees of the Trust with regard to any Fund, without the payment of any penalty, at any time if for cause.

"Cause" shall mean a material breach by BISYS of its obligations under the Agreement which shall not have been cured within 60 days after the date on which BISYS shall have received written notice setting forth in detail the facts alleged to give rise to the breach.

         For its services under the Administration Agreement, BISYS is entitled to receive an administration fee from the Trust, which is calculated based on the net assets of all investment portfolios of the Trust combined. Under the Administration Agreement, each Fund pays its pro rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of the Trust's average net assets up to $1.5 billion, .110 of 1% of the Trust's average net assets on the next $1.5 billion, and .1075 of 1% of the Trust's average net assets in excess of $3 billion. From time to time, BISYS may voluntarily waive fees or reimburse the Trust for expenses. For the period ended August 31, 1996, BISYS voluntarily waived fees in the amounts of $10,698, $22,148, $10,387 and $20,332, for Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively; and for the period ended August 31, 1995, Concord Holding Corporation, an affiliate of BISYS and the Trust's former Administrator, voluntarily waived fees in the amounts of $84,789, $103,393, $103,532, and $100,185 for the same respective Funds. Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.

         BISYS will bear all expenses in connection with the performance of its services under the Administration Agreement for the Trust with the exception of fees for certain fund accounting services which are borne by the Funds.

         The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or negligence in the performance of BISYS' duties or from the reckless disregard by BISYS of its obligations and duties thereunder.

THE DISTRIBUTOR

         Pilot Funds Distributors Inc. (referred to as the "Distributor"), is a registered broker-dealer and a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219.

         The Distribution Agreement with the Distributor will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended for successive terms of one year, provided that such continuance is specifically approved: (a) by a majority of those members of the Board of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any plan that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act ("Plan") or in any agreement entered into in connection with such plans ("Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust (as defined under "Investment Restrictions"). The Agreement is terminable by the Trust at any time with regard to any class of its shares, without the payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities of such class (as defined under "Investment Restrictions") on 60 days' written notice to the Distributor, or by the Distributor at any time, without payment of any penalty, on 60 days' written notice to the Trust. For the Funds' fiscal periods ended August 31, 1996 and August 31, 1995, respectively, Pilot Funds Distributors, Inc. received
$143,860 and $6,349 in underwriting commissions and retained $0 and $0.

THE TRANSFER AGENT

         BISYS Fund Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent and dividend disbursing agent. Under its Transfer Agency Agreement with the Trust, the Transfer Agent, has undertaken with the Trust to: (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, or monthly statements in lieu thereof, as well as certain other statements, (iii) provide certain information to the Trust's custodian and any relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For the fiscal year ended August 31, 1996, the Transfer Agent received a fee of $294,880 in its capacity as transfer agent. For the fiscal year September 1, 1994 through August 31, 1995, Primary Funds Service Corp., the Fund's former transfer agent, received a fee of $178,800 for its services as transfer agent.


                             PORTFOLIO TRANSACTIONS

         As investment adviser, Boatmen's is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, Boatmen's is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Boatmen's will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, Boatmen's will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

         While Boatmen's generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Boatmen's will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, Boatmen's, or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Boatmen's in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund; and the services furnished by such brokers may be used by Boatmen's in providing investment advisory and investment management services for the Trust.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Trust.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of Boatmen's. Investment decisions for each Fund and for Boatmen's other clients are made with a view toward achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more client when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Funds.

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal years ended August 31, 1996 and August 31, 1995, respectively, the portfolio turnover rates for the Funds were 73%, 87%, 12%, and 18%, and 87%, 132%, 8% and 10% for Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively. Pilot Diversified Bond Income Fund commenced operations on October 31, 1996.

         For the fiscal years ended August 31, 1996 and August 31, 1995, respectively, the brokerage commissions paid by the Funds were as follows:

                                                                             Total Amount of            Brokerage
                                    Total            Total Brokerage         Transactions on           Commissions
                                  Brokerage            Commissions                Which              Paid to Brokers
                                 Commissions       Paid to Affiliated          Commissions              Providing
                                    Paid               Persons (1)            Were Paid (2)              Research
                                    ----               -----------            -------------              --------
Intermediate U.S.
Government
Securities Fund
     - 1996                          $                     $                       $                        $

     - 1995                          $0                    $0                      $0                       $0

Intermediate
Municipal Bond Fund
     - 1996                          $                     $                       $                        $

     - 1995                          $0                    $0                      $0                       $0

Municipal Bond Fund
     - 1996                          $                     $                       $                        $

     - 1995                          $0                    $0                      $0                       $0


(1)      Percentage of total commissions paid.

(2) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

         Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.


                                 NET ASSET VALUE

         The net asset value per Share of each Fund is determined by the Funds' custodian at 3:00 p.m., Central time (4:00 p.m., Eastern time), on each Business Day as defined in the Prospectuses. In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Trust will reconsider the time at which net asset value is computed. In addition, each Trust may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the Securities and Exchange Commission or its staff.

         Portfolio securities of each Fund are valued as follows: (a) securities that are traded on any U.S. or foreign stock exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ prior to the Trust's valuation time; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked price and securities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price prior to the Trust's valuation time or, if no sale occurs, at the mean between the last bid and asked price; (c) debt securities are valued by a pricing service selected by Boatmen's and approved by the Trustees of the Trust, which prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by Boatmen's to be representative of market values at the Trust's valuation time; (d) options and futures contracts are valued at the last sale price on the market prior to the Trust's valuation time where any such option or futures contract is principally traded; (e) forward foreign currency exchange contracts are valued at their respective current fair market values supplied by a dealer in such contracts prior to the Trust's valuation time determined on the basis of prices supplied by a dealer in such contracts; and
(f) all other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by Boatmen's to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotation is available, are valued at fair value as determined in good faith pursuant to procedures established by the Trustees of the Trust, including use of a Valuation Committee. Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method.

         Portfolio securities traded on more than one United States national securities exchange or foreign securities exchange are valued at the last sale price on each business day prior to the Trust's valuation time on the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the rates of such currencies against U.S. dollars last quoted by any major bank between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Trust.

         Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day of the Trust. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in the United States. Furthermore, trading takes place in various foreign markets on days which are not business days in the United States and on days on which a Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the Trust's valuation time will not be reflected in a Fund's calculation of net asset values unless Boatmen's deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

         The proceeds received by the Funds and each additional portfolio established by the Trustees of the Trust for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities of such Fund and a share of the general liabilities of the Trust. Expenses with respect to the Funds are generally allocated in proportion to the net asset values of the respective portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, certain distribution and service fees will be borne exclusively by the class to which they relate.


              MATTERS RELATING TO CLASS A SHARES AND CLASS B SHARES

         As distributor, the Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. The Distributor is entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Funds as described in the Prospectus for such Shares. The Distributor is also entitled to the payment of a contingent deferred sales charge upon redemption of Class B Shares of the Funds as described in the Prospectus for such Shares.

         The Distributor is also entitled to payment by the Trust for distribution in addition to the sales charges described in the Prospectuses. Under the Trust's Distribution Plan for Class A Shares, the Trust pays fees for the provision of services by Service Organizations (which may include the Distributor itself), persons ("Clients") for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship. Under the Trust's Distribution Plan for Class B Shares of the Funds, the Trust may pay the Distributor for (a) expenses incurred in connection with advertising and marketing shares of the Funds, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, telemarketing or direct mail solicitations; (b) fees for services rendered with respect to Class B Shares similar to those services described above with respect to Class A Shares; (c) expenses incurred in preparing, printing and distributing Prospectuses (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the Distribution Plan; and (d) interest on amounts expended by the Distributor that are not immediately repaid by the Trust (to the extent approved by the Board of Trustees and permitted by published positions of the Securities and Exchange Commission).

         Services provided by Service Organizations pursuant to the Distribution Plans may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that beneficially own Class A or Class B Shares;
(ii) processing dividend and distribution payments on behalf of Clients; (iii) providing information periodically to Clients regarding their Share positions;
(iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing other similar services.

         The Distribution Plan for Class A Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding .25% of the average daily net assets during such month of the outstanding Shares to which a particular Plan relates. If in any month the Distributor expends or is due more monies than can be immediately paid due to this percentage limitation, the unpaid amount is carried forward from month to month while the Distribution Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitation. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Distribution Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         The Distribution Plan for Class B Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding 1.00% of the average daily net assets during such month of the outstanding Shares to which such Plan relates. Not more than 0.25% of such net assets will be used to compensate Service Organizations for personal services provided to Class B Shareholders and/or the maintenance of such shareholders' accounts and not more than .75% of such net assets will be used for promotional and other primary distribution activities.

         Payments made out of or charged against the assets of a particular class of Shares of a particular Fund must be in payment for expenses incurred on behalf of that class. (The Distribution Plans permit, however, joint distribution financing by the Funds or other investment portfolios or companies that are affiliated persons of the Funds, affiliated persons of such a person, or affiliated persons of the Distributor, in accordance with applicable regulations of the Securities and Exchange Commission.)

         Payments for distribution expenses under a particular Distribution Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the Distribution Plans are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan which has been adopted by the Trustees of the Trust for the benefit of the Fund. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Trust] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plans provide that a report of the amounts expended under the respective Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The Distribution Plans for Class A Shares and Class B Shares provide that they may not be amended to increase materially the costs which Class A or Class B Shares of the Fund may bear for distribution pursuant to the respective Distribution Plans without shareholder approval, and both Plans provide that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees"). In addition, as long as the Distribution Plans for the respective Share classes are in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the non-interested Trustees.

         The Board of Trustees of the Trust has concluded that there is a reasonable likelihood that the respective Plans will benefit the Funds and Class A and Class B Shareholders, respectively. The Plans are subject to annual re-approval by a majority of the Disinterested Trustees of the Trust and are terminable at any time with respect to any Fund by a vote of a majority of such Trustees or, with respect to the Distribution Plans, by vote of the holders of a majority of the applicable Shares of the Fund involved. Any agreement entered into pursuant to the respective Distribution Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the applicable Shares of such Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         Banks may act as Service Organizations and receive payments under the Distribution Plans as described. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself or herself of any automatic investment or other services than being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

         The Trust understands that Boatmen's and its affiliates and/or some Service Organizations may charge their clients a direct fee for services in connection with their investments in the Funds. These fees would be in addition to any amounts which might be received under the respective Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         As described in the Prospectuses for such Shares, Class A Shares and Class B Shares may be purchased directly from the Distributor or by Clients of certain financial institutions such as broker-dealers that have entered into selling and/or servicing agreements with the Distributor ("Service Organizations"). Pilot Shares may be purchased by Boatmen's and its affiliates acting on behalf of themselves and persons maintaining qualified accounts at such institutions, as described in the Prospectus for such Shares. Individuals may not purchase Pilot Shares directly. Boatmen's and its affiliates and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Trust and described in the Prospectuses. Depending on the terms of the particular account, these entities may charge their customers fees for automatic investment, redemption and other services. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Boatmen's and its affiliates and Service Organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of shares prior to such purchase.

         Purchase orders will be effected only on business days. Persons wishing to purchase shares through their accounts at a Service Organization (for Class A Shares and Class B Shares, or at Boatmen's or its affiliates (for Pilot Shares), should contact such entity directly for appropriate instructions.

         Class A Shares of each Fund are sold with a front-end sales charge. As described in the Prospectus for Class A Shares of the Funds, a front-end sales charge will not be imposed on certain types of transactions and/or investors (provided the status of the investment is explained at the time of investment). These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

         Class B Shares of each of the Funds are sold without a front-end sales charge, but are subject to a contingent deferred sales charge. As described in the Prospectus for Class B Shares, the contingent deferred sales charge is not charged on certain types of redemptions. You must explain the status of your redemption at the time you redeem your shares in order to receive the sales charge exemption.

         Boatmen's and/or the Distributor may charge certain fees for acting as Custodian for IRAs or 401k retirement plans, payment of which could require the liquidation of shares. Consult the appropriate form for a description of these fees. Purchases for IRA accounts or 401k retirement plans will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds. Supplementary Redemption Information

         An investor whose shares are purchased through accounts at Boatmen's or its affiliates or a Service Organization may redeem all or part of his or her shares in accordance with instructions pertaining to such accounts. Shares in a Fund for which orders placed by Boatmen's or its affiliates, a Service Organization or individual investor for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 3:00 p.m. Central time) will be redeemed as of the close of regular trading on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day to the commercial bank specified by the individual investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent), or to the Service Organization through which the investment was made. To qualify to use the wire redemption privilege with the Trust, the payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares in the Funds for which orders for wire redemption are received by the Trust after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of regular trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds from Class A Shares or Class B Shares a written request must be sent to The Pilot Funds, c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature.

         For processing redemptions or to change wiring instructions with the Trust, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

EXCHANGE PRIVILEGE

         The Trust offers an exchange privilege whereby investors may exchange all or part of their Class A Shares for Class A Shares of other portfolios of the Trust; Class B Shares for Class B Shares of the other Funds; and Pilot Shares for Pilot Shares of the other Funds and the other investment portfolios of the Trust. By use of this exchange privilege, the investor authorizes the Transfer Agent to act on telephonic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time subject to applicable regulatory restrictions. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his or her basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction. Paragraphs A, B and C relate only to whether a front-end sales charge will be imposed, not to whether a particular exchange transaction is permissible or impermissible.

A. Class A Shares, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

B. Shares of any investment portfolio of the Trust acquired by a previous exchange transaction involving shares on which a front-end sales charge has directly or indirectly been paid (e.g., Class A Shares issued in connection with an exchange transaction involving Class A Shares), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any other non-money market investment portfolio of the Trust. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

C. Class A Shares of any non-money market portfolio acquired in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

         Class B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Class B Shares may be exchanged for other Class B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

         In addition, as described in the Prospectuses, under certain circumstances exchange transactions between Class A Shares and Pilot Shares in the same Fund may be permitted without the payment of a front-end sales charge.

         Except as stated above, a front-end sales charge will be imposed when shares of any investment portfolio of the Trust that were purchased or otherwise acquired without a front-end sales charge are exchanged for shares of a non-money market investment portfolio of the Trust subject to such a front-end charge.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolios from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

RIGHT OF ACCUMULATION AND STATEMENT OF INTENTION

         For the purpose of applying the Right of Accumulation or Statement of Intention privileges available to certain Class A Share investors in the Funds as described in the Prospectus, the scale of sales charges applies to purchases of Class A Shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor.

MISCELLANEOUS

         Certificates for shares will not be issued.

         With respect to the Funds, a "business day" is a day on which the New York Stock Exchange is open for trading, and includes Martin Luther King, Jr. Day, Columbus Day and Veterans Day. The scheduled 1997 holidays on which the New York Stock Exchange is closed are: New Year's Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Funds, or (iv) at any other time when the Funds may, under applicable laws and regulations, suspend payment on the redemption of its shares. The Trust may also suspend or postpone the recordation of the transfer of its shares under any of the foregoing circumstances.

         The Trust reserves the right to require a shareholder to redeem involuntarily shares in an account (other than an IRA or Qualified Retirement Plan account) if the balance held of record by the shareholder drops below $1,000 and such shareholder does not increase such balance to $1,000 or more upon 30 days' notice. The Trust will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $1,000 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount as provided for in the Funds' Prospectuses. The Trust may also redeem shares involuntarily if such redemption is appropriate to carry out the Trust's responsibilities under the 1940 Act.

         The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time.

IN KIND PURCHASES

         Payment for shares of a Fund may, in the discretion of Boatmen's, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact Boatmen's. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

REDEMPTIONS IN KIND

         If the Board of Trustees determines that conditions exist which make payment of redemptions proceeds wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. Each Fund may commit that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.


                      CALCULATION OF PERFORMANCE QUOTATIONS

         From time to time, the yields and the total returns of the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information with respect to the Funds is generally available by calling (800) 71-PILOT. Yields and total returns as reported in the following publications may be used to compare the performance of the Funds or any one of them to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds: Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal.

         From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

         In addition, in such communication, Boatmen's may offer opinions on current economic conditions.

YIELD CALCULATION

         The yields for the respective share classes of a Fund are calculated separately by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales charge of 4.50% for Class A Shares (4.00% for Pilot Diversified Bond Income Fund, Pilot Intermediate Government Securities and Pilot Intermediate Municipal Bond Funds)) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to the class, net of reimbursements. This calculation can be expressed as follows:

                         a-b
        Yield  =  2 [ ( - - - - +  1)6  - 1].
                         cd

Where:   a =   dividends and interest earned during the period.
         b =   expenses accrued for the period (net of reimbursements).
         c =   the average daily number of shares outstanding during the
               period that were entitled to receive dividends.
         d =   maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

         The 30-day yield for each Fund as of August 31, 1996 was as follows:


                                                     Class A Shares      Class B Shares        Pilot Shares
Pilot U.S. Government Securities Fund                   5.26%                4.68%                 5.76%
Pilot Intermediate U.S. Government                      5.27%                 N/A                  5.74%
Securities Fund
Pilot Municipal Bond Fund                               4.37%                3.82%                 4.83%
Pilot Intermediate Municipal Bond Fund                  3.53%                 N/A                  3.93%


         The "tax-equivalent" yield of each Municipal Bond Fund for a particular share class is computed by (a) dividing the portion of the Fund's yield for a particular class (calculated as above) that is exempt from federal income taxes by one minus a stated federal income tax rate; and (b) adding the quotient to that portion, if any, of such yield that is not exempt from federal income tax.

         The tax-equivalent yield for each Fund as of August 31, 1996 was as follows:


                                            Class A Shares       Class B Shares        Pilot Shares
Pilot Municipal Bond Fund                      7.24%                    6.34%                8.00%
Pilot Intermediate Municipal Bond              5.88%                     N/A                 6.51%
Fund


TOTAL RETURN CALCULATIONS

         Each Fund computes its average annual total return separately for its separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  ERV
         T  =  [ ( - - - - ) 1/n  - 1]
                  P

         Where:  T       =   average annual total return.

                 ERV     =   ending redeemable value at the end of
                             the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                 P       =   hypothetical initial payment of $1,000.

                 n       =   period covered by the computation, expressed in
                             terms of years.

         Each Fund computes its aggregate total returns separately for its separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                          ERV
         aggregate total return  =  [ ( - - - -    - 1 )].
                                          P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, a Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Class A Shares and the deduction of any applicable contingent deferred sales charge with respect to Class B Shares.

         Each Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect such sales charges will, of course, be higher than quotations that do.

         Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions, as well as the expenses allocated to each Fund. The return of a Fund may not be readily comparable to other investment alternatives because of differences in the foregoing variables and the methods used to value portfolio securities, compute expenses and calculate return.

         Average annual total return, aggregate total return, yield and tax equivalent yield are calculated separately for Pilot Shares, Class A Shares and Class B Shares. Pilot Shares, Class A Shares and Class B Shares are subject to different fees and expenses and may have different performance for the same period.

         The aggregate total return for each of the Funds since its inception as of August 31, 1996 was as follows:


                                               Class A Shares            Class B Shares        Pilot Shares
Pilot U.S. Government Securities                   9.11%                     15.01%                22.11%
Fund

Pilot Intermediate U.S. Government                 8.38%                      N/A                  14.10%
Securities Fund

Pilot Municipal Bond Fund                          7.05%                     10.34%                18.10%

Pilot Intermediate Municipal Bond                  9.29%                      N/A                  12.91%
Fund


                                 TAX INFORMATION

         Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices by any governmental agency or bureau.

         In order to qualify as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its annual gross income from the sale or other disposition of: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or foreign currency options, futures or forward contracts) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities), held less than three months (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of its taxable year:
(i) at least 50% of the market value of the Fund's total assets is represented by cash and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer.

         Each Fund, as a regulated investment company, generally should not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are distributed to Shareholders in any taxable year, provided that the Fund distributes at least 90% of its investment company taxable income and its net tax-exempt interest income, if any, each taxable year. In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not taking into account any capital gains or loss) for such year, at least 98% of the excess of its capital gains over its capital losses (adjusted for certain ordinary losses) computed on the basis of the one-year period ending on October 31 of such year, and any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as having been paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

         The Trust intends that the Municipal Bond Funds will each qualify under the Code to pay "exempt-interest dividends" to their respective shareholders. A Municipal Bond Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by a Fund to each of its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross income of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total income is large enough to result in taxation of up to one-half (85%, for taxable years beginning after 1993) of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which each of the Municipal Bond Funds may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. Each Municipal Bond Fund will inform its respective shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

         Dividends paid out of a Fund's investment company taxable income will be treated as ordinary income in the hands of shareholders. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. Distributions of net capital gains, if any, which are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and are not eligible for the corporate dividends-received deduction. Net capital gains for a taxable year are computed by taking into account any capital loss carry-forward of a Fund.

         Distributions of investment company taxable income and net capital gains will be taxable as described above, whether received in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the net asset value of such share on the reinvestment date.

         Investments by a Fund in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Similarly, investments in tax-exempt zero coupon securities will result in a Fund accruing tax-exempt income each year that the securities are held, even though the Fund receives no cash payments of tax-exempt interest. This tax-exempt income is included in determining the amount of net tax-exempt interest income which a Fund must distribute to maintain its status as a regulated investment company.

         Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price), including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

         The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to its shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle position.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Fund that did not engage in such hedging transactions.

         The 30% Limitation and the diversification requirements applicable to each Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables, or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Each Fund which invests in foreign equity securities may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund may be able to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized.

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares in each of the Municipal Bond Funds with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholders for less than six months.

         Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as the shares of each of the Municipal Bond Funds) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

         Each Fund which invests in foreign securities may be subject to foreign withholding taxes on its investments in such securities. These taxes may be reduced under the terms of applicable tax treaties, and each Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. In the unlikely event that more than 50% of the value of its total assets at the close of a taxable year is composed of stock or securities of foreign corporations, a Fund may make an election under Code Section 853 to permit its shareholders (subject to limitations) to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Fund in foreign countries. In the event such an election is made, shareholders would be required to include their pro rata portion of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction for the taxes, subject to certain limitations under the Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income taxes. It is not expected, however, that more than 50% of any Fund's total assets will consist of stock or securities of foreign corporations and, consequently, it is not expected that shareholders will be eligible to claim a foreign tax credit or deduction with respect to foreign taxes paid by any Fund.

         Each Fund will be required to report to the Internal Revenue Services (the "IRS") all taxable distributions (except in the case of certain exempt shareholders). Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31%. This tax generally would be withheld if: (a) the payee fails to furnish a Fund with the payee's taxpayer identification number ("TIN") under penalties of perjury, (b) the IRS notifies a Fund that the TIN furnished by the payee is incorrect, (c) the IRS notifies a Fund that the payee has failed to properly report interest or dividend income to the IRS, or (d) when required to do so, the payee fails to certify under penalties of perjury that it is not subject to backup withholding. An individual's TIN is his or her social security number. The Trust may refuse to accept an application that does not contain any required TIN or certification that the number provided is correct. If the withholding provisions are applicable, any distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax consequences of an investment in a Fund.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on certain distributions.

STATE AND LOCAL

         The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its shareholders under such laws may differ from their treatment under Federal income tax laws. Also, an investment in the Funds may have different tax consequences for shareholders than would a direct investment in the securities held by the Funds. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities, it may be appropriate for shareholders to review with their tax advisers the state income tax consequences of investment by the Funds in securities issued or guaranteed as to principal and interest by the U.S. Government or its various agencies or instrumentalities, portfolio repurchase agreements, and securities loans.

         In certain states, distributions made by each of the Municipal Bond Funds which are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

         Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing units of the Municipal Bond Funds. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.


                         ORGANIZATION AND CAPITALIZATION

         The Trust is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 15, 1982, as amended (the "Declaration of Trust") under the name Centerland Fund. On June 1, 1994, the name of the Trust was changed to The Pilot Funds. Each shareholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be a party thereto. The authorized capital of the Trust consists of an unlimited number of units of beneficial interest which are referred to as "shares" in this Statement of Additional Information. The Trustees have authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series ("Funds") without further action by shareholders. The Trustees have established fourteen Funds, five of which are offered herein and known as Pilot Diversified Bond Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund. Each share of each Fund has a par value of $.001. It represents an equal proportionate interest in that Fund with each other share, and is entitled to such distributions out of the income belonging to the Fund as are declared by the Trustees. Upon the liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or Fund of shares into one or more classes. The Trustees have authorized the issuance of three classes of each of the Funds: Pilot Shares, Class A Shares and Class B Shares.

         Except as noted above with respect to the Distribution Plans for Class A Shares and Class B Shares, shares of the Funds bear the same types of ongoing expenses with respect to the Fund to which they belong. In addition, Class A Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge as described in the Prospectuses. The Classes also have different exchange privileges, and Class B Shares are subject to conversion as described in the Prospectus for those shares. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that Class A Shares of a particular Fund will be solely responsible for that Fund's payments pursuant to the Distribution Plan for those Shares and Class B Shares of a particular Fund will be solely responsible for that Fund's payments pursuant to the Distribution Plan for those shares.

         Each Pilot Share, Class A Share and Class B Share is entitled to one vote. Fractional shares are entitled to proportionate fractional votes. Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Distribution Plan for Class A Shares and only Class B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Distribution Plan for Class B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular investment portfolios.

         Shares have neither cumulative voting rights nor any preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable, except as expressly set forth below.

         The Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of the Trustee or successor thereto, and until the election and qualification of his successor, if any, elected at that meeting, or until the Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

         As of the date of this Statement of Additional Information, the Trustees and officers of the Trust owned beneficially less than 1% of the outstanding shares of the Funds. [CHECK W/ERIC]

SHAREHOLDER AND TRUSTEE LIABILITY

         The Trust is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against a shareholder for any act or obligation of the Trust, and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

         The Declaration of Trust provides that the Trustees of the Trust shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, their conduct was in the best interests of the Trust and that, in all other cases, their conduct was at least not opposed to the best interest of the Trust (and that, in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies Trustees or officers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         No series of the Trust is liable for the liabilities or obligations of any other series of the Trust.


                                    CUSTODIAN

         Boatmen's Trust Company, 100 North Broadway, St. Louis, Missouri 63178-4737 is the custodian of the Funds' assets.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Funds. In addition to providing audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.

         Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as general counsel to the Trust.


                                  MISCELLANEOUS

         The following table indicates each additional person known by the Fund to own beneficially 5% or more of each Pilot Fund listed below as of October 23, 1996.

     Name and Address                      Percent of Total Outstanding Shares
     ----------------                      -----------------------------------
PILOT U.S. GOVERNMENT SECURITIES FUND -
   Sovers Charitable Trust                                9.67%
   c/o Boatmen's Trust Company
   100 North Broadway
   St. Louis, Missouri  63178

PILOT DIVERSIFIED BOND INCOME FUND -
   Boatmen's Bancshares Ret. Pl.                          7.36%
   100 North Broadway
   St. Louis, Missouri  63178

PILOT MUNICIPAL BOND FUND -
   Boatmen's Trust Company Investment                     7.72%
   100 North Broadway
   St. Louis, Missouri  63178

                                    APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS(1)

MOODY'S INVESTORS SERVICE, INC.

     AAA: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2, and 3 in the Aa, A and Baa categories. The modifier 1 indicates that the security ranks in the higher end of the applicable category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the category.

     Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). The distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are upper most in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

     MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

--------
     (1) The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Funds' taxable year ends.

     MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well-established.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1, VMIG-2 and VMIG-3 ratings carry the same definitions as MIG-1, MIG-2 and MIG-3, respectively.

STANDARD & POOR'S CORPORATION(2)

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. This rating indicates an extremely strong capacity to pay and interest and repay principal.

     AA: Debt rated AA also has a very strong capacity to pay interest and repay principal, and in the majority of instances it differs from AAA issues only in small degree. The ratings in AA may be modified by the addition of a plus ("+") or minus ("-") sign to show relative standing within the major rating categories.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus ("+") sign is added to those issues determined to possess overwhelming safe characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS

     AAA: Instruments rated AAA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: Instruments bearing these designations are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-: Protection factors for instruments bearing these designations are average but adequate. However, risk factors are more variable and greater in period of economic stress.

--------
     (2) Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

     BBB+, BBB, BBB-: Protection factors for instruments bearing these designations are below average but still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

     Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured Financings are also rated on this scale.

FITCH INVESTORS SERVICE, INC.

     AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."


     A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus ("+") and minus ("-") signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used within the "AAA" category. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evaluating," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

IBCA, INC.

     AAA: Obligations rated AAA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are likely to increase investment risk significantly.

     AA: Obligations rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

     A: Obligations rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk.

     BBB: Obligations rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

     "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICES, INC.

     P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries.

     High rates of return on funds employed.

     Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     Well-established access to a range of financial markets and assured sources of alternate liquidity.

     P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     P-3: Issuers have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

     A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus ("+") sign designation.

     A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

DUFF & PHELPS

     DUFF 1 PLUS: These instruments bear the highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     DUFF 1: These instruments bear very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

     DUFF 1 MINUS: These instruments bear high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     DUFF 2: These instruments bear good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     DUFF 3: These instruments bear satisfactory liquidity and other protection factors which qualify an issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     No ratings are issued for companies whose paper is not deemed to be of investment grade.

FITCH INVESTORS SERVICE, INC.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

IBCA, INC.

     A1+: Obligations supported by the highest capacity for timely repayment.

     A1: Obligations supported by a very strong capacity for timely repayment.

     A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

     B1: Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                                 THE PILOT FUNDS
                                3435 Stelzer Road
                              Columbus, Ohio 43219


                       STATEMENT OF ADDITIONAL INFORMATION
                                January 2, 1997
                 PILOT SHARES, CLASS A SHARES AND CLASS B SHARES


         The Pilot Funds (the "Trust") is an open-end, management investment company (or mutual fund) consisting of fourteen portfolios, four of which portfolios (the "Funds") are offered hereby. The Funds are:

         Pilot Growth and Income Fund;

         Pilot Equity Income Fund;

         Pilot Growth Fund; and

         Pilot Small Capitalization Fund.

         Boatmen's Trust Company ("Boatmen's") serves as the investment adviser to each Fund. Pilot Funds Distributors, Inc. serves as each Fund's distributor, and its affiliate, BISYS Fund Services L.P. ("BISYS"), serves as each Fund's administrator.

         This Statement of Additional Information is not a Prospectus, should be read in conjunction with the Prospectuses dated January 2, 1997 with respect to Pilot Shares, Class A Shares and Class B Shares of the Funds and is incorporated by reference in its entirety into such Prospectuses. Because this Statement of Additional Information is not itself a Prospectus, no investment in Pilot Shares, Class A Shares or Class B Shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained without charge by writing to Pilot Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                TABLE OF CONTENTS




                                                                      Page
Investment Policies And Practices Of The Funds......................  B -

Investment Restrictions.............................................  B -

Trustees And Officers...............................................  B -

Investment Adviser, Administrator, Distributor And Transfer Agent ..  B -

Portfolio Transactions..............................................  B -

Net Asset Value.....................................................  B -

Matters Relating to Class A Shares and Class B Shares...............  B -

Additional Purchase and Redemption Information......................  B -

Calculation Of Performance Quotations...............................  B -

Tax Information.....................................................  B -

Organization And Capitalization.....................................  B -

Custodian...........................................................  B -

Independent Accountants And Counsel.................................  B -

Miscellaneous.......................................................  B -

Appendix............................................................  A - 1

Financial Statements................................................  F - 1

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

         The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectuses. Except as set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without Shareholder consent.

U.S. GOVERNMENT OBLIGATIONS

         Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

CUSTODIAL RECEIPTS

         Each Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CORPORATE DEBT SECURITIES

         Each Fund may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenue, sales or profits; or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.


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U.S. AND FOREIGN BANK OBLIGATIONS

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

         Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of Boatmen's, pursuant to criteria established by the Board of Trustees of the Trust, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment subject to any other applicable limitations with respect to investments in foreign securities.

         Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS


         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment or delayed settlement basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date on which the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment and delayed settlement transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment or delayed settlement basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

         When a Fund purchases securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian or subcustodian will maintain in a segregated account liquid

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assets having a value (determined daily) at least equal to the amount of the
Fund's purchase commitments. In the case of a forward commitment or delayed settlement transaction to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed settlements.

CONVERTIBLE SECURITIES

         The Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Growth and Income and Equity Income Funds will be rated at least investment grade by an NRSRO or, if unrated, determined by Boatmen's to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which the Equity Funds may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

FOREIGN SECURITIES

         Each Fund may invest in foreign securities either directly or indirectly through American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, or through European Depository Receipts ("EDRs"), which are receipts issued by European financial institutions evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars while EDR prices are generally denominated in foreign currencies. The securities underlying an ADR or EDR will normally be denominated in a foreign currency. The underlying securities may be subject to foreign government taxes which could reduce the yield on such securities.

         Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities and which may favorably or unfavorably affect a Fund's performance. Because foreign companies generally are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in United States markets and at times, volatility of price can be greater than in United States markets. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of each Fund are uninvested and no return is earned thereon. Also, delivery of securities before payment may be required in some countries. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies in foreign countries than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Each Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         Each Fund may invest in forward foreign currency exchange contracts ("forward contracts") for hedging and to seek to increase total return. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are individually negotiated and privately traded in the interbank market by currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund may be required to segregate liquid assets to cover forward contracts that require it to purchase foreign currency.

         When the Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. This practice is referred to as "cross-hedging." The amount in question could be less than or equal to the value of a Fund's securities denominated in the less attractive currency.

         A Fund may also enter into a forward contract to sell a currency that is linked to a currency that Boatmen's believes to be less attractive and buy a currency that Boatmen's believes to be more attractive (or a currency that is linked to currency that Boatmen's believes to be more attractive). The amount in question would not exceed the value of the Fund's securities denominated in the less attractive currency. For example, if the Austrian Schilling is linked to the German Deutsche Mark (the "D-mark"), the Fund holds securities denominated in Austrian Schillings and Boatmen's believes that the value of Schillings will decline against the British Pound, the Fund may enter into a contract to sell D-marks and buy Pounds. This practice is referred to as "proxy hedging." Proxy hedging involves the risk that the amount of currencies involved may not equal the value of the Fund's securities denominated in the currency expected to deteriorate and improperly anticipated currency movements could result in losses to the Fund. Further, there is the risk that the linkage between various currencies may change or be eliminated.

         The Fund's activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

         Each Fund may invest in securities backed by installment contracts, credit card receivables and other assets. These asset-backed securities represent interests in pools of assets in which payment of both interest and principal on the securities are made monthly, thus in effect passing through (net of fees paid to the issuer or guarantor of the securities) the monthly payments made by the individual borrowers on the assets that underlie the asset-backed securities. Each Fund may also make significant investments in U.S. Government securities that are backed by adjustable or fixed-rate mortgage loans.

         The average life of an asset-backed or mortgage-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, maturities may be a maximum of forty years. The average life of an asset-backed or mortgage-backed instrument is likely to be substantially less than the original maturity of the asset or mortgage pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities.

         CMO classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Funds will not purchase "residual" CMO interests, which normally exhibit the greatest price volatility.

         CMOs may expose a Fund to more volatility and interest rate risk than other types of mortgage-backed obligations.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with selected brokers-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the purchaser (i.e., a Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees at the time of sale to repurchase the Obligation at a specified time and price.

         Custody of the Obligation will be maintained by the Fund's custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Fund does not have a perfected security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that Boatmen's believes follow customary securities industry practice with respect to repurchase agreements, and Boatmen's analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the Obligation.

         Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as illiquid instruments.

         Each Fund may also enter into repurchase agreements with any party deemed creditworthy by Boatmen's including foreign banks and broker-dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which a Fund may purchase.

REVERSE REPURCHASE AGREEMENTS

         At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

VARIABLE AND FLOATING RATE INSTRUMENTS

         With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectuses, Boatmen's will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.

         In determining a Fund's average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Such instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

LENDING OF PORTFOLIO SECURITIES

         When a Fund lends its securities, it continues to receive interest (and dividends with respect to the Equity Funds) on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Government securities, securities of U.S. Government agencies and instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund for short-term instruments. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

         In seeking to attain its investment objective, each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

         The Pilot Funds has received exemptive relief from the Securities and Exchange Commission to permit each Fund to use cash reserves not invested in portfolio securities to purchase shares of one or more of any existing or future series of the Trust which holds itself out to the public as a money market fund and is subject to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (a "Money Market Fund"), and to permit each Money Market Fund to sell and redeem its shares in transactions with each Fund. Pursuant to this exemptive relief, each Fund may purchase shares of a Money Market Fund without regard to the limits in the preceding paragraph provided the Fund's aggregate investment in Money Market Funds does not exceed 25% of the Fund's total assets. In addition, each Fund's investment in Money Market Funds will be disregarded in determining compliance with the limitations in the preceding paragraph.

         As a shareholder of another investment company, each Fund bears, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

"STRIPPED SECURITIES"

         Each Fund may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, each Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

         Although "stripped" securities may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

PARTICIPATION INTERESTS AND TRUST RECEIPTS
         Each Fund may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

         Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). If a participation interest or trust receipt is unrated, Boatmen's will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund involved may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

WARRANTS

         Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

OPTIONS ON SECURITIES AND INDICES

         Each Fund may purchase and sell (write) both call and put options listed on a national securities exchange and issued by the Options Clearing Corporation as well as over-the-counter or OTC options (options not traded on exchanges). Such options may relate to particular securities or to various indices.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the seller ("writer") of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration) or, in the case of some OTC options, by fulfilling the terms of an agreement with the counterparty permitting the Fund to close out the option. There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option and will realize a capital loss if it is more. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FUTURES CONTRACTS

         Each Fund may enter into futures contracts on securities and futures contracts based on securities indices, which futures are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund will do so to hedge against anticipated changes in securities values that would otherwise have an adverse effect upon the value of portfolio securities or upon securities to be acquired. Futures contracts and related options entered into by the Funds will be entered into consistent with CFTC regulations.

         Each Fund may take a "short" position in the futures markets by selling contracts for the future delivery of securities in order to hedge against an anticipated decline in stock prices. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with price-fluctuation characteristics similar to those of its portfolio securities. If, in the opinion of Boatmen's, there is a sufficient degree of correlation between price trends for a Fund's securities and futures contracts based on indices, a Fund may also enter into such futures contracts as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of a Fund's securities will substantially be offset by appreciation in the value of the futures position. On other occasions a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the purchase of particular securities in the future, but expects the price then available in the securities market to be less favorable than prices that are currently available in the futures markets. Each Fund expects that, in the normal course, it will terminate the long futures position when it makes the anticipated purchase; under unusual market conditions, however, a long futures position may be terminated without the corresponding purchase of securities.

         Futures contracts involve brokerage costs, which may be less than 1% of the contract price, and require parties to the contract to make "margin" deposits to secure performance of the contract. Each Fund will be required to deposit as margin into a segregated custodial account (held subject to the claims of the Fund's futures broker) an amount of cash or liquid securities equal to approximately 2% to 5% of the value of each futures contract. This initial margin is in the nature of a performance bond or good faith deposit on the contract. Each Fund's position in the futures market will be marked-to-market on a daily basis; the Funds may subsequently be required to make "variation" margin payments depending upon whether its futures position declines or rises in value.

         Positions taken in the futures markets are not usually held until the expiration of the contract but, instead, are normally liquidated through offsetting transactions, which may result in a profit or a loss. Nevertheless, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures contracts are traded assumes responsibility for closing out contracts and guarantees that, if the contract is still open, the sale or purchase of securities will be performed on the settlement date.

         Futures contracts on securities indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value of the securities comprising the index on which the futures contract is based. Futures contracts based on securities indices currently are actively traded on the Chicago Board of Trade, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade.

OPTIONS ON FUTURES CONTRACTS

         Each Fund may also purchase and sell (write) call and put options on futures contracts, which options are traded on exchanges that are licensed and regulated by the CFTC. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to buy a futures contract (assume a long position) at a specified exercise price, by exercising the option at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, by exercising the option at any time before the option expires.

         Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the then current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the then current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures contracts, most participants in the options markets do not seek to realize their gains or losses by exercising their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, benefits received in an option transaction in the event of a favorable market movement will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, in contrast to the full market risk of a futures position, the Fund will not be subject to a risk of loss on the option transaction beyond the amount of the premium it paid plus its transaction costs. Consequently, the Fund may benefit from an increase in the value of its portfolio that would have been more completely offset if the hedge had been effected through the use of a futures contract.

         If a Fund writes options on futures contracts, it will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will gain the amount of the premium, which may partially offset unfavorable changes in the value of its portfolio securities held in, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received. Such loss may partially offset favorable changes in the value of its portfolio securities.

         A Fund will not purchase or sell (write) options on futures contracts unless, in the opinion of Boatmen's, the market for such options has sufficient liquidity that the risks associated with such options transactions are at acceptable levels.

LIMITATIONS ON USE OF FUTURES TRANSACTIONS AND RISK CONSIDERATIONS

         Each Fund will incur brokerage fees in connection with its futures transactions, and each will be required to deposit and maintain funds with its broker as margin to guarantee performance of its futures obligations. In addition, while futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while a Fund may benefit from the use of such contracts, unanticipated changes in securities may result in a poorer overall performance from the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and a Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

         Tax-related requirements may limit the extent to which a Fund may engage in futures and related options transactions. (See "Tax Information.")

RESTRICTED AND OTHER ILLIQUID SECURITIES

         A Fund may purchase securities that are not registered under the Securities Act of 1933 or have some other legal or contractual restrictions on resale in the principal market where the security is traded ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. However, a Fund will not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities, unless the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific Rule 144A security, that such restricted security is liquid. The Trustees may adopt guidelines and delegate to Boatmen's the daily function of determining and monitoring liquidity of securities. The Trustees may also delegate to its Valuation Committee valuation decisions. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Because it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

COMBINED TRANSACTIONS

         A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of Boatmen's, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund either segregating assets in an account with, or on the books of, the Trust's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid assets denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold liquid assets in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.


                             INVESTMENT RESTRICTIONS

         The Trust, on behalf of each Fund, has adopted fundamental investment restrictions numbered 1 through 12 which may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund's outstanding voting shares. Investment restrictions numbered 13 through 15 are not fundamental policies and may be changed at any time by vote of a majority of the Trustees of the Trust.

         As used in this Statement of Additional Information, with respect to matters required by the provisions of the 1940 Act to be submitted to shareholders, the term "majority of the outstanding shares" of either the Trust or the Fund means the vote of the lesser of: (i) 67% or more of the shares of the Trust or Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Trust or Fund.

         As a matter of fundamental policy, each Fund may not:

         (1) Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate and except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

         (2) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         (3) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective(s), policies and limitations may be deemed to be underwriting and except to the extent that it may be deemed an underwriter in connection with the disposition of the Fund's portfolio securities.

         (4) Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund maintains asset coverage of 300% for all borrowings.

         (5) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

         As a matter of fundamental policy, Equity Income Fund, Growth and Income Fund, and Growth Fund may not:

         (6)      Purchase or sell commodity contracts.

         As a matter of fundamental policy, Small Capitalization Equity Fund may not:

         (7) Purchase or sell commodity contracts (except to the extent permitted by the Fund's investment objectives and policies).

         (8) Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective(s) and policies and may lend portfolio securities.

         As a matter of fundamental policy, Equity Income Fund, Growth and Income Fund, and Small Capitalization Equity Fund may not:

         (9) Purchase securities of companies for the purpose of exercising control.

         As a matter of fundamental policy, each Fund may not:

         (10) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the

                  Trust; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security, and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         As a matter of fundamental policy, Equity Income Fund, Growth and Income Fund, and Small Capitalization Equity Fund may not:

         (11) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined with respect to fundamental policy No. 10 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         (12) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         As a matter of non-fundamental policy, each Fund may not:

         (13) Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         (14) Lend its securities if collateral values are not continuously maintained at no less than 100% by market to market daily.

         (15) Purchase any security while borrowings in excess of 5% of net assets are outstanding.

         For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

                              TRUSTEES AND OFFICERS

         Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                                 Principal Occupation(s)
Name and Address                              Position(s) with Trust             During Past 5 Years
----------------                              ----------------------             -------------------
J. Hord Armstrong, III (55)                   Trustee                            Chairman and CEO, D&K
8000 Maryland Avenue                                                             Wholesale Drug, Inc., a
Suite 1190                                                                       distributor of pharmaceutical
St. Louis, Missouri 63105                                                        products, since 1987.

Lee F. Fetter (43)                            Chairman                           Chief Operating and Financial
660 S. Euclid, Box 8003                                                          Officer of Washington
St. Louis, Missouri 63110                                                        University School of Medicine
                                                                                 since 1983.

Henry O. Johnston (59)                        Trustee                            President of Fordyce Four,
9650 Clayton Road                                                                Incorporated, a corporation
St. Louis, Missouri 63124                                                        engaged in the acquisition and
                                                                                 management of personal
                                                                                 investments.

L. White Matthews, III (50)                   Trustee                            Executive Vice President of
Eighth and Eaton Avenues                                                         Finance since 1987, Union
Bethlehem, Pennsylvania 18018                                                    Pacific Corporation, a company
                                                                                 engaged in transportation,
                                                                                 exploration and refining of
                                                                                 hydrocarbons, mining and real
                                                                                 estate.

Nicholas G. Penniman, IV (58)                 Trustee                            Publisher, St. Louis Post-
900 N. Tucker Boulevard                                                          Dispatch since 1986. Senior
St. Louis, Missouri 63101                                                        Vice President of Pulitzer
                                                                                 Publishing Company since
                                                                                 1986.

William J. Tomko (37)                         President                          Senior Vice President, BISYS
3435 Stelzer Road                                                                Fund Services, Inc.
Columbus, Ohio 43219

W. Eugene Spurbeck (40)                       Vice President                     Manager, BISYS Fund Services,
3435 Stelzer Road                                                                Inc.
Columbus, Ohio 43219

Martin R. Dean (33)                           Treasurer                          Manager, Mutual Fund
3435 Stelzer Road                                                                Accounting, BISYS Fund
Columbus, Ohio 43219                                                             Services, Inc. since May 1994.
                                                                                 Prior thereto, Senior Manager,
                                                                                 KPMG Peat Marwick.

                                                                                 Principal Occupation(s)
Name and Address                              Position(s) with Trust             During Past 5 Years
----------------                              ----------------------             -------------------
George O. Martinez (37)                       Secretary                          Senior Vice President and
3435 Stelzer Road                                                                Director of Legal and
Columbus, Ohio 43219                                                             Compliance Services of BISYS
                                                                                 Fund Services, Inc. since April
                                                                                 1995.  Prior thereto, Vice
                                                                                 President and Associate
                                                                                 General Counsel of Alliance
                                                                                 Capital Management, L.P.

Sheldon A. Jones (58)                         Assistant Secretary                Partner of the law firm of
Ten Post Office Square South                                                     Dechert Price & Rhoads.
Boston, Massachusetts 02109

Alaina Metz (28)                              Assistant Secretary                Employee of BISYS Fund
3435 Stelzer Road                                                                Services Limited Partnership
Columbus, Ohio 43219                                                             since June 1995; prior thereto,
                                                                                 supervisor, Alliance Capital
                                                                                 Management, L.P.

Bruce Treff (30)                              Assistant Secretary                Counsel, BISYS Fund Services,
3435 Stelzer Road                                                                Inc. since September 1995.
Columbus, Ohio 43219                                                             Prior thereto, Manager, Alliance
                                                                                 Capital Management, L.P.


         The Agreement and Declaration of Trust of the Trust (the "Trust Agreement") provides that, subject to its provisions, the business of the Trust shall be managed by the Trustees. The Trust Agreement provides that: (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to their general supervision, advisory and administration services and duties, and also including distribution, custodian, transfer and dividend disbursing agency, shareholder servicing and accounting services and duties, (b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).

         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and/or may have in the future, transactions with Boatmen's, its parent, [as of , NationsBank Corporation], Kleinwort Benson Investment Management Americas Inc. (investment manager to Pilot International Equity Fund), BISYS and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be ordinary transactions, and that the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms of comparable transactions with other customers.

         Each officer holds comparable positions with certain other investment companies for which BISYS and its affiliates serve as administrator and/or distributor.

         The following table provides information relating to the aggregate compensation to be received by the Trustees from the Registrant for the fiscal year ended August 31, 1996.

                               COMPENSATION TABLE


            (1)                          (2)                   (3)                    (4)                   (5)

                                                                                                      TOTAL COMPENPENSION
                                                             PENSION OR              ESTIMATED               FROM
                                        AGGREGATE            RETIREMENT          ANNUAL PENSION OR       REGISTRANT AND
             NAME OF                  COMPENSATION          BENEFITS UPON           BENEFITS UPON          FUND COMPLEX
        PERSON, POSITION             FROM REGISTRANT         RETIREMENT              RETIREMENT          PAID TO PERSONS
J. Hord Armstrong, III                   $26,000                  0                      0                  $26,000
Lee F. Fetter (Chairman)                 $28,000                  0                      0                  $28,000
Henry O. Johnston*                       $26,000                  0                      0                  $26,000
L. White Matthews, III                   $26,000                  0                      0                  $26,000
Nicholas G. Penniman, IV                 $26,000                  0                      0                  $26,000

* "Interested person" of the Funds for purposes of the 1940 Act.

         Each of the Trustees who is not an "interested person" of the Funds for purposes of the 1940 Act (the "non-interested Trustees") is compensated by the Funds for his services as such. The compensation paid to the non-interested Trustees other than the Chairman is $13,000 per year and $2,000 for each Trustee meeting attended. Each of the non-interested Trustees is entitled to reimbursement for out-of-pocket expenses. Compensation paid to the Trustees who are considered interested persons is paid directly by the investment adviser. Trustees' fees during the period ended August 31, 1996 distributed to or accrued for the account of the non-interested Trustees (four persons) amounted to approximately $106,000, which amount represented the total compensation paid by the Funds to the Trustees during that year.

        INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER

         Boatmen's Trust Company, [a wholly-owned subsidiary of NationsBank
Corporation as of            ], P.O. Box 14737, 100 North Broadway, St. Louis,
Missouri 63178-4737, acts as investment adviser to each Fund pursuant to separate Investment Advisory Agreements (the "Advisory Agreements") between the Trust, on behalf of each Fund, and Boatmen's. As adviser, Boatmen's is responsible for the management of each Fund's assets, subject to the supervision of the Trustees of the Trust.

         The Trust has no present intention of purchasing any securities issued by Boatmen's, [NationsBank Corporation], or any of its affiliates. Mr. Henry O. Johnston, a Trustee of the Trust, owns shares amounting to less than one-tenth of one percent (.001%) of the outstanding shares of common stock of Boatmen's Bancshares, Inc.

         Each Advisory Agreement provides that, subject to Section 36 of the 1940 Act, Boatmen's will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, except liability to the Trust or its Shareholders to which Boatmen's would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the Agreement. Each Agreement provides that the Trust will indemnify Boatmen's against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses.

                  As compensation for the services rendered to the Trust by Boatmen's as investment adviser, and the assumption by Boatmen's of the expenses related thereto, Boatmen's is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75 of 1% of the average daily net assets of each of Pilot Small Capitalization Equity Fund, Pilot Growth Fund, Pilot Growth and Income Fund and Pilot Equity Income Fund. Boatmen's has made additional voluntary undertakings to waive their fees. For the period ended August 31, 1995, Boatman's received advisory fees (net of waivers) in the amounts of [$325,447] for Pilot Growth and Income Fund and [$331,383] for Pilot Equity Income Fund, and for the fiscal period ended August 31, 1996, it received $310,841, $1,184,210, and $910,255 for Pilot Small Capitalization Equity Fund, Pilot Growth and Income Fund, and Pilot Equity Income Fund, respectively. For the fiscal period ended August 31, 1996 Boatmen's waived and reimbursed $131,964, $395,403 and $314,789 for Pilot Small Capitalization Equity Fund, Pilot Growth and Income Fund and Pilot Equity Income Fund respectively. For the fiscal period ended August 31, 1995, Boatmen's waived fees and reimbursed expenses in the amounts of [$211,618] and [$198,417] for Pilot Growth and Income Fund and Pilot Equity Income Fund respectively. Pilot Growth Fund and Pilot Small Capitalization Equity Fund commenced operations on October 21, 1996 and December 12, 1995, respectively.

         In connection with the foregoing services, Boatmen's bears all costs incurred by it in connection with the performance of its duties, other than the cost (including taxes and brokerage commission, if any) of securities purchased for each Fund.

         The Trust is responsible for all expenses incurred by the Funds, other than those expressly borne by Boatmen's, the Distributor, BISYS and the Transfer Agent under the Advisory, Distribution, Administration or Transfer Agency Agreements. Such expenses include, without limitation, the fees payable to Boatmen's, BISYS and the Transfer Agent, fees and expenses incurred in connection with membership in investment company organizations, the fees and expenses of the Trust's custodian and fund accounting agent, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of Trust Shares under federal or state securities laws, expenses of the organization of the Trust, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's Shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Trust.

         The Advisory Agreements for the Funds were approved by the Trustees, including the "non-interested" Trustees, on October 22, 1996 and by the shareholders of each Fund on December 18, 1996. Each Advisory Agreement will remain in effect until May 31, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually: (1) by the vote of a majority of the outstanding shares of each Fund (as defined under "Investment Restrictions") or by the Trustees of the Trust, and by the vote of a majority of the "non-interested" Trustees. Each Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding Shares of the Fund affected thereby (as defined under "Investment Restrictions") on 60 days' written notice to Boatmen's, and by Boatmen's on 60 days' written notice to the Trust.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Boatmen's is a state-chartered trust company. Boatmen's believes that it may perform the services contemplated by its agreement with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Boatmen's from continuing to perform such services for the Trust.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Boatmen's in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Boatmen's and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Boatmen's would consider the possibility of offering to provide some or all of the services now provided by BISYS and the Distributor. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Boatmen's might offer to provide services for consideration by the Trustees.

THE ADMINISTRATOR

         BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., which has its principal offices as 3435 Stelzer Road, Columbus, Ohio 43219, provides administrative services for the Funds as described in their Prospectuses pursuant to an Administration Agreement dated as of June 1, 1996. The Agreement will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended as to a particular Fund for successive periods of one year, provided that such continuance is specifically approved:
(a) by a vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Fund (as defined under "Investment Restrictions"). The Agreement is terminable by the Board of Trustees of the Trust with regard to any Fund, without the payment of any penalty, at any time if for cause. "Cause" shall mean a material breach by BISYS of its obligations under the Agreement which shall not have been cured within 60 days after the date on which BISYS shall have received written notice setting forth in detail the facts alleged to give rise to the breach.

         For its services under the Administration Agreement, BISYS is entitled to receive an administration fee from the Trust, which is calculated based on the net assets of all investment portfolios of the Trust combined. Under the Administration Agreement, each Fund pays its pro rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of the Trust's average net assets up to $1.5 billion, .110 of 1% of the Trust's average net assets on the next $1.5 billion, and .1075 of 1% of the Trust's average net assets in excess of $3 billion. From time to time, BISYS may voluntarily waive fees or reimburse the Trust for expenses. For the period ended August 31, 1996, BISYS voluntarily waived fees in the amounts of [$34,284], [$28,203] and [$40,985], for Pilot Small Capitalization Equity Fund, Pilot Growth and Income Fund, and Pilot Equity Income Fund, respectively; and for the period ended August 31, 1995, Concord Holding Corporation, an affiliate of BISYS and the Trust's former Administrator, voluntarily waived fees in the amounts of $79,443, and $78,905 for Pilot Growth and Income Fund and Pilot Equity Income Fund, respectively. Pilot Growth Fund and Pilot Small Capitalization Equity Fund commenced operations on October 21, 1996 and December 12, 1995, respectively.

         BISYS will bear all expenses in connection with the performance of its services under the Administration Agreement for the Trust with the exception of fees for certain fund accounting services which are borne by the Funds.

         The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or negligence in the performance of BISYS' duties or from the reckless disregard by BISYS of its obligations and duties thereunder.


THE DISTRIBUTOR

         Pilot Funds Distributors Inc. (referred to as the "Distributor"), is a registered broker-dealer and a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219.

         The Distribution Agreement with the Distributor will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended for successive terms of one year, provided that such continuance is specifically approved: (a) by a majority of those members of the Board of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any plan that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act ("Plan") or in any agreement entered into in connection with such plans ("Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust (as defined under "Investment Restrictions"). The Agreement is terminable by the Trust at any time with regard to any class of its shares, without the payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities of such class (as defined under "Investment Restrictions") on 60 days' written notice to the Distributor, or by the Distributor at any time, without payment of any penalty, on 60 days' written notice to the Trust. For the Funds' fiscal periods ended August 31, 1996 and August 31, 1995, respectively, Pilot Funds Distributors, Inc. received [$_____] and $6,349 in underwriting commissions and retained [$_____] and $0.

THE TRANSFER AGENT

         BISYS Fund Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent and dividend disbursing agent. Under its Transfer Agency Agreement with the Trust, the Transfer Agent, has undertaken with the Trust to: (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, or monthly statements in lieu thereof, as well as certain other statements, (iii) provide certain information to the Trust's custodian and any relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For the fiscal year ended August 31, 1996, the Transfer Agent received a fee of [$215,939] in its capacity as transfer agent. For the fiscal year September 1, 1994 through August 31, 1995, Primary Funds Service Corp., the Fund's former transfer agent, received a fee of $178,800 for its services as transfer agent.

                             PORTFOLIO TRANSACTIONS

         As investment adviser, Boatmen's is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, Boatmen's is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Boatmen's will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, Boatmen's will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

         While Boatmen's generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Boatmen's will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, Boatmen's, or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Boatmen's in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund; and the services furnished by such brokers may be used by Boatmen's in providing investment advisory and investment management services for the Trust.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Trust.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of Boatmen's. Investment decisions for each Fund and for Boatmen's other clients are made with a view toward achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more client when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Funds.

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal year ended August 31, 1995, the portfolio turnover rates were 28% for Pilot Growth and Income Fund and 37% for Pilot Equity
Income Fund and for the fiscal year ended August 31, 1996, portfolio turnover rates were 31%, 37%, and 34% for Pilot Small Capitalization Equity Fund,
Pilot Growth and Income Fund, and Pilot Equity Income Fund, respectively.
Pilot Growth Fund and Pilot Small Capitalization Equity Fund commenced operations on October 21, 1996 and December 12, 1995, respectively.

         For the fiscal years ended August 31, 1996 and August 31, 1995, respectively, the brokerage commissions paid by the Funds were as follows:


                                                                             Total Amount of            Brokerage
                                    Total            Total Brokerage         Transactions on           Commissions
                                  Brokerage            Commissions                Which              Paid to Brokers
                                 Commissions       Paid to Affiliated          Commissions              Providing
                                    Paid               Persons (1)            Were Paid (2)              Research
                                    ----               -----------            -------------              --------
Growth and Income
Fund
     - 1996                        $                       $                   $                        $

     - 1995                        $97,007                 $0                  $78,300,728              $42,089

Equity Income Fund
     - 1996                        $                       $                   $                        $

     - 1995                        $88,938                 $0                  $59,960,082              $21,034

Small Capitalization
Equity Fund
     - 1996                        $                       $                   $                        $



(1)       Percentage of total commissions paid.
(2) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

      Pilot Growth Fund and Pilot Small Capitalization Equity Fund commenced operations on October 21, 1996 and December 12, 1995, respectively.

                                 NET ASSET VALUE

         The net asset value per Share of each Fund is determined by the Funds' custodian at 3:00 p.m., Central time (4:00 p.m., Eastern time), on each Business Day as defined in the Prospectuses. In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Trust will reconsider the time at which net asset value is computed. In addition, each Trust may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the Securities and Exchange Commission or its staff.

         Portfolio securities of each Fund are valued as follows: (a) securities that are traded on any U.S. or foreign stock exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ prior to the Trust's valuation time; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked price and securities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price prior to the Trust's valuation time or, if no sale occurs, at the mean between the last bid and asked price; (c) debt securities are valued by a pricing service selected by Boatmen's and approved by the Trustees of the Trust, which prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by Boatmen's to be representative of market values at the Trust's valuation time; (d) options and futures contracts are valued at the last sale price on the market prior to the Trust's valuation time where any such option or futures contract is principally traded; (e) forward foreign currency exchange contracts are valued at their respective current fair market values supplied by a dealer in such contracts prior to the Trust's valuation time determined on the basis of prices supplied by a dealer in such contracts; and (f) all other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by Boatmen's to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotation is available, are valued at fair value as determined in good faith pursuant to procedures established by the Trustees of the Trust, including use of a Valuation Committee. Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method.

         Portfolio securities traded on more than one United States national securities exchange or foreign securities exchange are valued at the last sale price on each business day prior to the Trust's valuation time on the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the rates of such currencies against U.S. dollars last quoted by any major bank between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Trust.

         Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day of the Trust. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in the United States. Furthermore, trading takes place in various foreign markets on days which are not business days in the United States and on days on which a Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the Trust's valuation time will not be reflected in a Fund's calculation of net asset values unless Boatmen's deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

         The proceeds received by the Funds and each additional portfolio established by the Trustees of the Trust for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities of such Fund and a share of the general liabilities of the Trust. Expenses with respect to the Funds are generally allocated in proportion to the net asset values of the respective portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, certain distribution and service fees will be borne exclusively by the class to which they relate.


              MATTERS RELATING TO CLASS A SHARES AND CLASS B SHARES

         As distributor, the Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. The Distributor is entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Funds as described in the Prospectus for such Shares. The Distributor is also entitled to the payment of a contingent deferred sales charge upon redemption of Class B Shares of the Funds as described in the Prospectus for such Shares.

         The Distributor is also entitled to payment by the Trust for distribution in addition to the sales charges described in the Prospectuses. Under the Trust's Distribution Plan for Class A Shares, the Trust pays fees for the provision of services by Service Organizations (which may include the Distributor itself), persons ("Clients") for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship. Under the Trust's Distribution Plan for Class B Shares of the Funds, the Trust may pay the Distributor for (a) expenses incurred in connection with advertising and marketing shares of the Funds, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, telemarketing or direct mail solicitations; (b) fees for services rendered with respect to Class B Shares similar to those services described above with respect to Class A Shares; (c) expenses incurred in preparing, printing and distributing Prospectuses (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the Distribution Plan; and (d) interest on amounts expended by the Distributor that are not immediately repaid by the Trust (to the extent approved by the Board of Trustees and permitted by published positions of the Securities and Exchange Commission).

         Services provided by Service Organizations pursuant to the Distribution Plans may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that beneficially own Class A or Class B Shares;
(ii) processing dividend and distribution payments on behalf of Clients; (iii) providing information periodically to Clients regarding their Share positions;
(iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing other similar services.

         The Distribution Plan for Class A Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding .25% of the average daily net assets during such month of the outstanding Shares to which a particular Plan relates. If in any month the Distributor expends or is due more monies than can be immediately paid due to this percentage limitation, the unpaid amount is carried forward from month to month while the Distribution Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitation. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Distribution Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         The Distribution Plan for Class B Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding 1.00% of the average daily net assets during such month of the outstanding Shares to which such Plan relates. Not more than 0.25% of such net assets will be used to compensate Service Organizations for personal services provided to Class B Shareholders and/or the maintenance of such shareholders' accounts and not more than .75% of such net assets will be used for promotional and other primary distribution activities.

         Payments made out of or charged against the assets of a particular class of Shares of a particular Fund must be in payment for expenses incurred on behalf of that class. (The Distribution Plans permit, however, joint distribution financing by the Funds or other investment portfolios or companies that are affiliated persons of the Funds, affiliated persons of such a person, or affiliated persons of the Distributor, in accordance with applicable regulations of the Securities and Exchange Commission.)

         Payments for distribution expenses under a particular Distribution Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the Distribution Plans are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan which has been adopted by the Trustees of the Trust for the benefit of the Fund. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Trust] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plans provide that a report of the amounts expended under the respective Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The Distribution Plans for Class A Shares and Class B Shares provide that they may not be amended to increase materially the costs which Class A or Class B Shares of the Fund may bear for distribution pursuant to the respective Distribution Plans without shareholder approval, and both Plans provide that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees"). In addition, as long as the Distribution Plans for the respective Share classes are in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the non-interested Trustees.

         The Board of Trustees of the Trust has concluded that there is a reasonable likelihood that the respective Plans will benefit the Funds and Class A and Class B Shareholders, respectively. The Plans are subject to annual re-approval by a majority of the Disinterested Trustees of the Trust and are terminable at any time with respect to any Fund by a vote of a majority of such Trustees or, with respect to the Distribution Plans, by vote of the holders of a majority of the applicable Shares of the Fund involved. Any agreement entered into pursuant to the respective Distribution Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the applicable Shares of such Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         Banks may act as Service Organizations and receive payments under the Distribution Plans as described. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service

Organization, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself or herself of any automatic investment or other services than being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

         The Trust understands that Boatmen's and its affiliates and/or some Service Organizations may charge their clients a direct fee for services in connection with their investments in the Funds. These fees would be in addition to any amounts which might be received under the respective Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         As described in the Prospectuses for such Shares, Class A Shares and Class B Shares may be purchased directly from the Distributor or by Clients of certain financial institutions such as broker-dealers that have entered into selling and/or servicing agreements with the Distributor ("Service Organizations"). Pilot Shares may be purchased by Boatmen's and its affiliates acting on behalf of themselves and persons maintaining qualified accounts at such institutions, as described in the Prospectus for such Shares. Individuals may not purchase Pilot Shares directly. Boatmen's and its affiliates and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Trust and described in the Prospectuses. Depending on the terms of the particular account, these entities may charge their customers fees for automatic investment, redemption and other services. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Boatmen's and its affiliates and Service Organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of shares prior to such purchase.

         Purchase orders will be effected only on business days. Persons wishing to purchase shares through their accounts at a Service Organization (for Class A Shares and Class B Shares, or at Boatmen's or its affiliates (for Pilot Shares), should contact such entity directly for appropriate instructions.

         Class A Shares of each Fund are sold with a front-end sales charge. As described in the Prospectus for Class A Shares of the Funds, a front-end sales charge will not be imposed on certain types of transactions and/or investors (provided the status of the investment is explained at the time of investment). These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

         Class B Shares of each of the Funds are sold without a front-end sales charge, but are subject to a contingent deferred sales charge. As described in the Prospectus for Class B Shares, the contingent deferred sales charge is not charged on certain types of redemptions. You must explain the status of your redemption at the time you redeem your shares in order to receive the sales charge exemption.

         Boatmen's and/or the Distributor may charge certain fees for acting as Custodian for IRAs or 401k retirement plans, payment of which could require the liquidation of shares. Consult the appropriate form for a description of these fees. Purchases for IRA accounts or 401k retirement plans will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds. Supplementary Redemption Information

         An investor whose shares are purchased through accounts at Boatmen's or its affiliates or a Service Organization may redeem all or part of his or her shares in accordance with instructions pertaining to such accounts. Shares in a Fund for which orders placed by Boatmen's or its affiliates, a Service Organization or individual investor for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 3:00 p.m. Central time) will be redeemed as of the close of regular trading on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day to the commercial bank specified by the individual investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent), or to the Service Organization through which the investment was made. To qualify to use the wire redemption privilege with the Trust, the payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares in the Funds for which orders for wire redemption are received by the Trust after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of regular trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds from Class A Shares or Class B Shares a written request must be sent to The Pilot Funds, c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature.

         For processing redemptions or to change wiring instructions with the Trust, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

EXCHANGE PRIVILEGE

         The Trust offers an exchange privilege whereby investors may exchange all or part of their Class A Shares for Class A Shares of other portfolios of the Trust; Class B Shares for Class B Shares of the other Funds; and Pilot Shares for Pilot Shares of the other Funds and the other investment portfolios of the Trust. By use of this exchange privilege, the investor authorizes the Transfer Agent to act on telephonic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time subject to applicable regulatory restrictions. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his or her basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction. Paragraphs A, B and C relate only to whether a front-end sales charge will be imposed, not to whether a particular exchange transaction is permissible or impermissible.

A. Class A Shares, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

B. Shares of any investment portfolio of the Trust acquired by a previous exchange transaction involving shares on which a front-end sales charge has directly or indirectly been paid (e.g., Class A Shares issued in connection with an exchange transaction involving Class A Shares), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any other non-money market investment portfolio of the Trust. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

C. Class A Shares of any non-money market portfolio acquired in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

         Class B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Class B Shares may be exchanged for other Class B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

         In addition, as described in the Prospectuses, under certain circumstances exchange transactions between Class A Shares and Pilot Shares in the same Fund may be permitted without the payment of a front-end sales charge.

         Except as stated above, a front-end sales charge will be imposed when shares of any investment portfolio of the Trust that were purchased or otherwise acquired without a front-end sales charge are exchanged for shares of a non-money market investment portfolio of the Trust subject to such a front-end charge.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolios from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

RIGHT OF ACCUMULATION AND STATEMENT OF INTENTION

         For the purpose of applying the Right of Accumulation or Statement of Intention privileges available to certain Class A Share investors in the Funds as described in the Prospectus, the scale of sales charges applies to purchases of Class A Shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor.

MISCELLANEOUS

         Certificates for shares will not be issued.

         With respect to the Funds, a "business day" is a day on which the New York Stock Exchange is open for trading, and includes Martin Luther King, Jr. Day, Columbus Day and Veterans Day. The scheduled 1997 holidays on which the New York Stock Exchange is closed are: New Year's Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Funds, or (iv) at any other time when the Funds may, under applicable laws and regulations, suspend payment on the redemption of its shares. The Trust may also suspend or postpone the recordation of the transfer of its shares under any of the foregoing circumstances.

         The Trust reserves the right to require a shareholder to redeem involuntarily shares in an account (other than an IRA or Qualified Retirement Plan account) if the balance held of record by the shareholder drops below $1,000 and such shareholder does not increase such balance to $1,000 or more upon 30 days' notice. The Trust will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $1,000 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount as provided for in the Funds' Prospectuses. The Trust may also redeem shares involuntarily if such redemption is appropriate to carry out the Trust's responsibilities under the 1940 Act.

         The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time.

IN KIND PURCHASES

         Payment for shares of a Fund may, in the discretion of Boatmen's, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact Boatmen's. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

REDEMPTIONS IN KIND

         If the Board of Trustees determines that conditions exist which make payment of redemptions proceeds wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. Each Fund may commit that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.


                      CALCULATION OF PERFORMANCE QUOTATIONS

         From time to time, the yields and the total returns of the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information with respect to the Funds is generally available by calling (800) 71-PILOT. Yields and total returns as reported in the following publications may be used to compare the performance of the Funds or any one of them to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds: Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal.

         From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

         In addition, in such communication, Boatmen's may offer opinions on current economic conditions.

YIELD CALCULATION

         The yields for the respective share classes of a Fund are calculated separately by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales charge of 4.50% for Class A Shares) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to the class, net of reimbursements. This calculation can be expressed as follows:

                         a-b
        Yield  =  2 [ ( - - - - +  1)6  - 1].
                         cd

Where:    a =   dividends and interest earned during the period.
          b =   expenses accrued for the period (net of reimbursements).
          c =   the average daily number of shares outstanding during the
                period that were entitled to receive dividends.
          d =   maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

         The 30-day yield for each Fund as of August 31, 1996 was as follows:


                                                     Class A Shares      Class B Shares        Pilot Shares
Pilot Small Capitalization Equity Fund                  0.71%                  0.01%                0.99%
Pilot Equity Income Fund                                2.92%                  2.29%                3.32%
Pilot Growth and Income Fund                            1.40%                  0.73%                1.72%

TOTAL RETURN CALCULATIONS

         Each Fund computes its average annual total return separately for its separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  ERV
         T  =  [ ( - - - - ) 1/n  - 1]
                  P

         Where:    T     =   average annual total return.
                   ERV   =   ending redeemable value at the end of
                             the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                   P     =   hypothetical initial payment of $1,000.
                   n     =   period covered by the computation, expressed in
                             terms of years.

         Each Fund computes its aggregate total returns separately for its separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                          ERV
         aggregate total return  =  [ ( - - - -    - 1 )].
                                          P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, a Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Class A Shares and the deduction of any applicable contingent deferred sales charge with respect to Class B Shares.

         Each Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect such sales charges will, of course, be higher than quotations that do.

         Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions, as well as the expenses allocated to each Fund. The return of a Fund may not be readily comparable to other investment alternatives because of differences in the foregoing variables and the methods used to value portfolio securities, compute expenses and calculate return.

         Average annual total return, aggregate total return, yield and tax equivalent yield are calculated separately for Pilot Shares, Class A Shares and Class B Shares. Pilot Shares, Class A Shares and Class B Shares are subject to different fees and expenses and may have different performance for the same period.

         The aggregate total return for each of the Funds since its inception as of August 31, 1996 was as follows:


                                               Class A Shares            Class B Shares        Pilot Shares
Pilot Growth and Income Fund                          23.29%                  28.24%               36.30%
Pilot Equity Income Fund                              25.06%                  31.34%               35.93%
Pilot Small Capitalization Equity Fund                 2.09%                   2.15%                7.37%


                                 TAX INFORMATION

         Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices by any governmental agency or bureau.

         In order to qualify as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its annual gross income from the sale or other disposition of: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or foreign currency options, futures or forward contracts) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities), held less than three months (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of its taxable year:
(i) at least 50% of the market value of the Fund's total assets is represented by cash and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer.

         Each Fund, as a regulated investment company, generally should not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are distributed to shareholders in any taxable year, provided that the Fund distributes at least 90% of its investment company taxable income and its net tax-exempt interest income, if any, each taxable year. In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not taking into account any capital gains or loss) for such year, at least 98% of the excess of its capital gains over its capital losses (adjusted for certain ordinary losses) computed on the basis of the one-year period ending on October 31 of such year, and any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as having been paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

         The Trust intends that the Municipal Bond Funds will each qualify under the Code to pay "exempt-interest dividends" to their respective shareholders. A Municipal Bond Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by a Fund to each of its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross income of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total income is large enough to result in taxation of up to one-half (85%, for taxable years beginning after 1993) of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which each of the Municipal Bond Funds may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. Each Municipal Bond Fund will inform its respective shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

         Dividends paid out of a Fund's investment company taxable income will be treated as ordinary income in the hands of shareholders. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. Distributions of net capital gains, if any, which are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and are not eligible for the corporate dividends-received deduction. Net capital gains for a taxable year are computed by taking into account any capital loss carry-forward of a Fund.

         Distributions of investment company taxable income and net capital gains will be taxable as described above, whether received in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the net asset value of such share on the reinvestment date.

         Investments by a Fund in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Similarly, investments in tax-exempt zero coupon securities will result in a Fund accruing tax-exempt income each year that the securities are held, even though the Fund receives no cash payments of tax-exempt interest. This tax-exempt income is included in determining the amount of net tax-exempt interest income which a Fund must distribute to maintain its status as a regulated investment company.

         Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price), including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

         The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to its shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle position.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Fund that did not engage in such hedging transactions.

         The 30% Limitation and the diversification requirements applicable to each Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables, or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Each Fund which invests in foreign equity securities may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund may be able to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized.

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares in each of the Municipal Bond Funds with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholders for less than six months.

         Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as the shares of each of the Municipal Bond Funds) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

         Each Fund which invests in foreign securities may be subject to foreign withholding taxes on its investments in such securities. These taxes may be reduced under the terms of applicable tax treaties, and each Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. In the unlikely event that more than 50% of the value of its total assets at the close of a taxable year is composed of stock or securities of foreign corporations, a Fund may make an election under Code Section 853 to permit its shareholders (subject to limitations) to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Fund in foreign countries. In the event such an election is made, shareholders would be required to include their pro rata portion of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction for the taxes, subject to certain limitations under the Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income taxes. It is not expected, however, that more than 50% of any Fund's total assets will consist of stock or securities of foreign corporations and, consequently, it is not expected that shareholders will be eligible to claim a foreign tax credit or deduction with respect to foreign taxes paid by any Fund.

         Each Fund will be required to report to the Internal Revenue Services (the "IRS") all taxable distributions (except in the case of certain exempt shareholders). Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31%. This tax generally would be withheld if: (a) the payee fails to furnish a Fund with the payee's taxpayer identification number ("TIN") under penalties of perjury, (b) the IRS notifies a Fund that the TIN furnished by the payee is incorrect, (c) the IRS notifies a Fund that the payee has failed to properly report interest or dividend income to the IRS, or (d) when required to do so, the payee fails to certify under penalties of perjury that it is not subject to backup withholding. An individual's TIN is his or her social security number. The Trust may refuse to accept an application that does not contain any required TIN or certification that the number provided is correct. If the withholding provisions are applicable, any distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax consequences of an investment in a Fund.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on certain distributions.

STATE AND LOCAL

         The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its shareholders under such laws may differ from their treatment under Federal income tax laws. Also, an investment in the Funds may have different tax consequences for shareholders than would a direct investment in the securities held by the Funds. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities, it may be appropriate for shareholders to review with their tax advisers the state income tax consequences of investment by the Funds in securities issued or guaranteed as to principal and interest by the U.S. Government or its various agencies or instrumentalities, portfolio repurchase agreements, and securities loans.


                         ORGANIZATION AND CAPITALIZATION

         The Trust is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 15, 1982, as amended (the "Declaration of Trust") under the name Centerland Fund. On June 1, 1994, the name of the Trust was changed to The Pilot Funds. Each shareholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be a party thereto. The authorized capital of the Trust consists of an unlimited number of units of beneficial interest which are referred to as "shares" in this Statement of Additional Information. The Trustees have authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series ("Funds") without further action by shareholders. The Trustees have established fourteen Funds, four of which are offered herein and known as Pilot Growth and Income Fund, Pilot Equity Income Fund, Pilot Growth Fund and Pilot Small Capitalization Equity Fund. Each share of each Fund has a par value of $.001. It represents an equal proportionate interest in that Fund with each other share, and is entitled to such distributions out of the income belonging to the Fund as are declared by the Trustees. Upon the liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or Fund of shares into one or more classes. The Trustees have authorized the issuance of three classes of each of the Funds: Pilot Shares, Class A Shares and Class B Shares.

         Except as noted above with respect to the Distribution Plans for Class A Shares and Class B Shares, shares of the Funds bear the same types of ongoing expenses with respect to the Fund to which they belong. In addition, Class A Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge as described in the Prospectuses. The Classes also have different exchange privileges, and Class B Shares are subject to conversion as described in the Prospectus for those shares. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that Class A Shares of a particular Fund will be solely responsible for that Fund's payments pursuant to the Distribution Plan for those shares and Class B Shares of a particular Fund will be solely responsible for that Fund's payments pursuant to the Distribution Plan for those shares.

         Each Pilot Share, Class A Share and Class B Share is entitled to one vote. Fractional shares are entitled to proportionate fractional votes. Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Distribution Plan for Class A Shares and only Class B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Distribution Plan for Class B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular investment portfolios.

         Shares have neither cumulative voting rights nor any preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable, except as expressly set forth below.

         The Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of the Trustee or successor thereto, and until the election and qualification of his successor, if any, elected at that meeting, or until the Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

         As of the date of this Statement of Additional Information, the Trustees and officers of the Trust owned beneficially less than 1% of the outstanding shares of the Funds. [CHECK W/ERIC WHO TO SPEAK WITH IN TA TO VERIFY THIS SENTENCE]

SHAREHOLDER AND TRUSTEE LIABILITY

         The Trust is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against a shareholder for any act or obligation of the Trust, and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

         The Declaration of Trust provides that the Trustees of the Trust shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, their conduct was in the best interests of the Trust and that, in all other cases, their conduct was at least not opposed to the best interest of the Trust (and that, in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies Trustees or officers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         No series of the Trust is liable for the liabilities or obligations of any other series of the Trust.


                                    CUSTODIAN

         Boatmen's Trust Company, 100 North Broadway, St. Louis, Missouri 63178-4737 is the custodian of the Funds' assets.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Funds. In addition to providing audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.

         Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as general counsel to the Trust.


                                  MISCELLANEOUS

         The following table indicates each additional person known by the Fund to own beneficially 5% or more of each Pilot Fund listed below as of October 23, 1996.

     Name and Address              Percent of Total Outstanding Shares of Class
     ----------------              --------------------------------------------

PILOT GROWTH FUND

BOATMEN'S BANKSHARES  RET PL                                    7.30%

PILOT GROWTH AND INCOME FUND

(NONE)

PILOT EQUITY INCOME FUND

(NONE)

PILOT SMALL CAPITALIZATION EQUITY FUND

S WOODS TRUST FOR

        MRS. McCLENDON                                          6.24%

                                    APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS(1)

MOODY'S INVESTORS SERVICE, INC.

     AAA: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2, and 3 in the Aa, A and Baa categories. The modifier 1 indicates that the security ranks in the higher end of the applicable category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the category.

     Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). The distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are upper most in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

     MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

--------
   (1) The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Funds' taxable year ends.

     MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well-established.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1, VMIG-2 and VMIG-3 ratings carry the same definitions as MIG-1, MIG-2 and MIG-3, respectively.

STANDARD & POOR'S CORPORATION(2)

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. This rating indicates an extremely strong capacity to pay and interest and repay principal.

     AA: Debt rated AA also has a very strong capacity to pay interest and repay principal, and in the majority of instances it differs from AAA issues only in small degree. The ratings in AA may be modified by the addition of a plus ("+") or minus ("-") sign to show relative standing within the major rating categories.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus ("+") sign is added to those issues determined to possess overwhelming safe characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS

     AAA: Instruments rated AAA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: Instruments bearing these designations are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-: Protection factors for instruments bearing these designations are average but adequate. However, risk factors are more variable and greater in period of economic stress.

--------

  (2) Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

    BBB+, BBB, BBB-: Protection factors for instruments bearing these designations are below average but still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

    Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured Financings are also rated on this scale.

FITCH INVESTORS SERVICE, INC.

    AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

    A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus ("+") and minus ("-") signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used within the "AAA" category. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evaluating," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

IBCA, INC.

    AAA: Obligations rated AAA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are likely to increase investment risk significantly.

    AA: Obligations rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

    A: Obligations rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk.

    BBB: Obligations rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

    "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICES, INC.

    P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries.

    High rates of return on funds employed.

    Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    Well-established access to a range of financial markets and assured sources of alternate liquidity.

    P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    P-3: Issuers have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

    A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus ("+") sign designation.

    A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

DUFF & PHELPS

    DUFF 1 PLUS: These instruments bear the highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

    DUFF 1: These instruments bear very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

    DUFF 1 MINUS: These instruments bear high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    DUFF 2: These instruments bear good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     DUFF 3: These instruments bear satisfactory liquidity and other protection factors which qualify an issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     No ratings are issued for companies whose paper is not deemed to be of investment grade.


 FITCH INVESTORS SERVICE, INC.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

IBCA, INC.

     A1+: Obligations supported by the highest capacity for timely repayment.

     A1: Obligations supported by a very strong capacity for timely repayment.

     A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

     B1: Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                            Portfolio of Investments
                                October 22, 1996
                                   (Unaudited)

PILOT DIVERSIFIED BOND INCOME

U.S. TREASURY NOTES
                  3,100,000      U.S. TREASURY NOTES                        6.250
                                 6.25%, 2/15/03
                  1,150,000      U.S. TREASURY NOTES                        5.750
                                 5.75%, 8/15/03
                                 DTD 8/15/93
                  4,500,000      U.S. TREASURY NOTES                        6.750
                                 6.75%, 5/31/99
                 10,000,000      U.S. TREASURY NOTES                        6.500
                                 6.50%, 8/15/97
                  5,500,000      U.S. TREASURY NOTES                        7.870
                                 7.875%, 11/15/04
                    550,000      U.S. TREASURY NOTES                        7.750
                                 7.75%, 12/31/99
                  9,550,000      U.S. TREASURY NOTES                        7.120
                                 7.125%, 2/29/00
                 11,900,000      U.S. TREASURY NOTES                        6.120
                                 6.125%, 5/15/98
                  1,600,000      U.S. TREASURY NOTES                        6.500
                                 6.50%, 5/15/05
                  2,000,000      U. S. TREASURY NOTES                       5.870
                                 5.875%, 7/31/97
                  1,000,000      U.S. TREASURY NOTES                        6.500
                                 6.50%, 8/15/05
                  2,000,000      U.S. TREASURY NOTES                        8.870
                                 8.875%, 11/15/98

  TOTAL U.S. TREASURY NOTES

U.S. TREASURY BONDS
                 24,100,000      U.S. TREASURY BONDS                        7.500
                                 7.50%, 11/15/16

  TOTAL U.S TREASURY BONDS

US GOVERNMENT AGENCIES
US GOVERNMENT AGENCY - NON-DISCOUNT
                  2,000,000      FEDERAL NATIONAL MORTGAGE ASSOCIATION      7.270
                                 MEDIUM TERM NOTES
                                 7.27%, 7/27/2026

TOTAL US GOVERNMENT AGENCY - NON-DISCOUNT

US GOVERNMENT AGENCY - DISCOUNT
                  2,000,000      FEDERAL FARM CREDIT BANKS                  6.040

                                 MEDIUM TERM NOTES
                                 6.04%, 1/19/2006

TOTAL US GOVERNMENT AGENCY - DISCOUNT

  TOTAL US GOVERNMENT AGENCIES

CORPORATE BONDS
AUTOMOTIVE FINANCE
                  2,500,000      FORD MOTOR CREDIT CO.                      6.250
                                 6.25%, 2/26/98
                  3,000,000      GENERAL MOTORS ACCEPTANCE CORP.            7.870
                                 7.875, 2/28/97

TOTAL AUTOMOTIVE FINANCE

BANKING
                  1,000,000      ABN AMRO BANK NV                           7.550
                                 7.55%, 6/28/2006
                                 DTD: 6/28/96, PAYS SEMI-ANNUALLY
                  3,500,000      NATIONSBANK CORP.                          7.500
                                 7.50%, 2/15/97

TOTAL BANKING

ELECTRIC UTILITY
                  4,500,000      NATIONAL RURAL UTILITY                     6.500
                                 6.50%, 9/15/02

TOTAL ELECTRIC UTILITY

FINANCIAL SERVICES
                  3,500,000      ASSOCIATION CORP. N.A.                     7.500
                                 7.50%, 5/15/99
                    300,000      DEAN WITTER DISCOVERY & CO.                6.250
                                 6.25%, 3/15/00
                  2,500,000      DEAN WITTER DISCOVER                       6.750
                                 6.75%, 8/15/00
                  1,000,000      GENERAL ELECTRIC CAPITAL CORP.             8.500
                                 8.50%, 7/24/2008
                                 DTD: 7/24/90, PAYS SEMI-ANNUALLY
                  1,000,000      MERRILL LYNCH                              7.000
                                 7.00%, 3/15/2006
                                 DTD: 3/18/96, PAYS SEMI-ANNUALLY

TOTAL FINANCIAL SERVICES

INDUSTRIAL GOODS AND SERVICES
                  1,000,000      COLUMBIA/HCA HEALTHCARE NOTES              7.250
                                 7.25%, 5/20/2008
                                 DTD: 5/20/96, PAYS SEMIANNUALLY



                  1,000,000      MAY DEPARTMENT STORES                      7.150
                                 7.15%, 8/15/2004
                                 DTD: 8/15/95, PAYS SEMI-ANNUALLY
                  1,000,000      SEARS ROEBUCK ACCEPTANCE CORPORATION       6.750
                                 6.75%, 9/15/2005
                                 DTD: 9/12/95, PAYS SEMI-ANNUALLY

TOTAL INDUSTRIAL GOODS AND SERVICES

OIL & EXPLOR PROD & SER
                    700,000      SHELL OIL CO.                              6.700
                                 6.70%, 8/15/02

TOTAL OIL & EXPLOR PROD & SER

RETAIL STORES
                  4,000,000      J.C. PENNEY & CO.                          6.870
                                 6.875%, 6/15/99
                  3,500,000      WAL-MART STORES                            8.620
                                 8.625%, 4/1/01
                    550,000      WAL-MART STORES                            5.500
                                 5.50%, 3/1/98

TOTAL RETAIL STORES

TELECOMMUNICATIONS
                  1,000,000      SOUTHWESTERN BELL TELEPHONE                6.620
                                 6.625%, 4/1/2005
                                 DTD: 4/1/93, PAYS SEMI-ANNUALLY

TOTAL TELECOMMUNICATIONS

  TOTAL CORPORATE BONDS

MONEY MARKET MUTUAL FUNDS
                  1,415,970      FEDERATED PRIME OBLIGATIONS #10

  TOTAL MONEY MARKET MUTUAL FUNDS

TOTAL COST-$ 001204938668

                            Portfolio of Investments
                                October 22, 1996
                                   (Unaudited)

PILOT GROWTH FUND

COMMON STOCKS
UNCLASSIFIED
                      2,000      ALLEGIANCE CORP.

TOTAL UNCLASSIFIED

AEROSPACE
                     16,000      ORBITAL SCIENCES CORP.

TOTAL AEROSPACE

AEROSPACE & MILITARY TECHNOLOGY
                     10,500      LOCKHEED MARTIN CORP.                      1.600
                      5,500      NORTHROP GRUMMAN CORP.                     1.600

TOTAL AEROSPACE & MILITARY TECHNOLOGY

AUTO PARTS
                     13,100      KAYDON CORP.                               0.480
                                 COMMON STOCK

TOTAL AUTO PARTS

BROADCASTING/CABLE
                     18,700      INFINITY BROADCASTING
                                 COMMON STOCK

TOTAL BROADCASTING/CABLE

CHEMICALS
                     54,800      CABOT CORP.                                0.360
                     30,750      MONSANTO CO.                               0.600
                      7,700      MORTON INTERNATIONAL, INC.                 0.600

TOTAL CHEMICALS

COMPUTER HARDWARE
                      4,700      CISCO SYSTEMS, INC.
                                 COMMON STOCK
                      3,050      INTEL CORP.                                0.200

TOTAL COMPUTER HARDWARE

COMPUTER SOFTWARE
                     16,500      COMPUTER ASSOCIATES INTERNATIONAL, INC.    0.090
                                 COMMON STOCK
                     13,560      SUN MICROSYSTEMS, INC.

TOTAL COMPUTER SOFTWARE

CONSTRUCTION
                     12,200      CENTEX CORP.                               0.200
                                 COMMON STOCK

TOTAL CONSTRUCTION

CONSUMER GOODS & SERVICES
                      3,500      GILLETTE CO.                               0.720
                                 COMMON STOCK
                     22,800      LIZ CLAIBORNE                              0.450
                     14,200      NIKE, INC.                                 0.300
                                 CLASS B
BEVERAGES AND TOBACCO
                      5,624      PHILLIP MORRIS COMPANIES, INC.             4.800

TOTAL CONSUMER GOODS & SERVICES

DEFENSE
                     20,340      ROCKWELL INTERNATIONAL CORP.               1.160

TOTAL DEFENSE

DIVERSIFIED
                      6,900      DOVER CORP.                                0.680

TOTAL DIVERSIFIED

ELECTRICAL & ELECTRONIC
                     30,000      COMPAQ COMPUTER CORP.
                      5,500      DIEBOLD INC.                               0.680

TOTAL ELECTRICAL & ELECTRONIC

ELECTRICAL EQUIPMENT
                     27,590      KEMET CORP.
                                 COMMON STOCK
                      6,700      SCI SYSTEMS INC.

TOTAL ELECTRICAL EQUIPMENT

ELECTRONIC COMPONENTS/ INSTRUMENTS
                     21,825      ANALOG DEVICES INC.

TOTAL ELECTRONIC COMPONENTS/ INSTRUMENTS

ENERGY
INTEGRATED OIL
                     25,000      AMOCO CORP.                                2.600

TOTAL ENERGY

ENTERTAINMENT
                      8,441      WALT DISNEY CO.                            0.440

TOTAL ENTERTAINMENT

FINANCIAL SERVICES
                      6,900      CMAC INVESTMENT CORP.                      0.240
                     40,000      COMDISCO INCORPORATED                      0.280
                     39,000      FEDERAL NATIONAL MORTGAGE ASSOC.           0.760

TOTAL FINANCIAL SERVICES

FOOD PRODUCTS & SERVICES
                      9,340      CAMPBELL SOUP CO.                          1.380
                     11,200      HERSHEY FOODS CORP.                        0.800

TOTAL FOOD PRODUCTS & SERVICES

HEALTH CARE
                     10,000      BAXTER INTERNATIONAL, INC.                 1.210
                     10,000      HEALTH CARE & RETIREMENT CORP.
                     14,000      JOHNSON & JOHNSON                          0.760
                     11,000      UNITED HEALTHCARE CORP.                    0.030
                                 COMMON STOCK
PHARMACEUTICALS
                     23,500      MERCK & COMPANY, INC.                      1.600
                                 COMMON STOCK

TOTAL HEALTH CARE

INSURANCE
                     18,300      FREMONT GENERAL CORP.                      0.600
                     17,140      MERCURY GENERAL CORPORATION                0.960
                      7,900      VESTA INSURANCE GROUP, INC.                0.150

TOTAL INSURANCE

INVESTMENT COMPANY
                     33,888      S&P DEPOSITARY RECEIPT                     1.400

TOTAL INVESTMENT COMPANY

LEISURE
                     33,560      COLEMAN
                                 COMMON STOCK

TOTAL LEISURE

MACHINERY & EQUIPMENT
                     13,200      BLACK AND DECKER CORP.                     0.480
                     24,700      CASE CORP.                                 0.200
                                 COMMON STOCK
                      8,800      IDEX CORP.                                 0.640
                      4,300      ILLINOIS TOOL WORKS                        0.760

TOTAL MACHINERY & EQUIPMENT

MANUFACTURED HOUSING
                     69,000      CLAYTON HOMES INC.                         0.080

TOTAL MANUFACTURED HOUSING

MISC. MATERIALS & COMMODITIES
                     10,000      CALENERGY INC.
                                 COMMON STOCK

TOTAL MISC. MATERIALS & COMMODITIES

MEDICAL EQUIPMENT & SUPPLIES
                     25,600      AMGEN, INC.
                                 COMMON STOCK
                     14,340      BECTON DICKINSON & CO.                     0.460
                                 COMMON STOCK

TOTAL MEDICAL EQUIPMENT & SUPPLIES

OFFICE EQUIPMENT & SERVICES
                      6,800      HEWLETT PACKARD                            0.480
                     10,000      SUNGUARD DATA SYSTEMS

TOTAL OFFICE EQUIPMENT & SERVICES

OIL & GAS EXPLOR PROD & SER
                     46,000      BAKERS HUGHES                              0.460
                                 COMMON STOCK
                      7,000      BURLINGTON                                 0.550
                      8,000      HALLIBURTON CO.                            1.000
                      9,600      HELMERICH & PAYNE, INC.                    0.520
                                 COMMON STOCK
                      7,500      PENNZOIL CO.                               1.000
                     14,000      TOSCO CORP                                 0.640
                      9,800      WESTERN ATLAS

TOTAL OIL & GAS EXPLOR PROD & SER

PHARMACEUTICALS
                     13,300      SCHERING PLOUGH                            1.320

TOTAL PHARMACEUTICALS

PRINTING & PUBLISHING
                     16,900      TIME WARNER, INC.                          0.360
                                 COMMON STOCK

TOTAL PRINTING & PUBLISHING

RETAIL STORES/CATALOG
                      7,200      ALBERTSONS, INC.                           0.600
                                 COMMON STOCK
                     33,500      CORPORATE EXPRESS, INC.
                     59,900      PETSMART INC.
                                 COMMON STOCK
                      8,000      UNOCAL                                     0.800

TOTAL RETAIL STORES/CATALOG

RETAIL - SPECIAL LINE
                     22,070      TIFFANY & COMPANY                          0.200

TOTAL RETAIL - SPECIAL LINE

TECHNOLOGY
                     14,000      INTERNATIONAL GAME TECHNOLOGIES            0.120

TOTAL TECHNOLOGY

TELECOMMUNICATIONS
                     23,500      SBC COMMUNICATIONS, INC.                   1.720

TOTAL TELECOMMUNICATIONS

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT
                      1,000      TELLABS, INC.
                                 COMMON STOCK

TOTAL TELECOMMUNICATIONS-SERVICES AND EQUIPMENT

UTILITY
COMMUNICATIONS
                      7,400      GTE CORP.                                  1.880

TOTAL UTILITY

WHOLESALE DISTRIBUTION
                      9,620      CARDINAL HEALTH, INC.                      0.120

TOTAL WHOLESALE DISTRIBUTION

  TOTAL COMMON STOCKS

REPURCHASE AGREEMENTS
                    622,154      FEDERATED PRIME OBLIGATION                 5.240

  TOTAL REPURCHASE AGREEMENTS

TOTAL COST-$ 000431712273

                                 THE PILOT FUNDS
                      Statements of Assets and Liabilities
                                October 22, 1996
                                   (Unaudited)

                                                             Diversified
                                                             Bond Income        Growth
                                                                Fund             Fund
                                                            -------------    ------------
ASSETS,
Investments, at value (Cost $120,493,867 and $43,171,227,
        respectively)                                       $ 120,762,630    $ 53,505,151
                                                            -------------    ------------

Interest receivable                                             2,083,115          25,957
Receivable for investments sold                                32,150,098         924,449
Unamortized organization costs                                     26,182          13,091
                                                            -------------    ------------
               Total Assets                                   155,022,025      54,468,648
                                                            -------------    ------------
LIABILITIES:
Dividends payable                                                  38,986            --
Cash overdraft                                                    923,829         393,911
Payable for investments purchased                              30,305,025       1,995,655
Accrued expenses and other payables:
   Investment advisory fees                                        22,582          18,981
   Administration fees                                             11,874           4,676
   Transfer agent fees                                              3,022           2,320
   Legal and audit fees                                            18,577           6,987
   Printing costs                                                  15,763           5,149
   Other                                                           12,968           5,739
                                                            -------------    ------------
               Total Liabilities                               31,352,124       2,433,418
                                                            -------------    ------------
Net Assets                                                  $ 123,669,901    $ 52,035,230
                                                            -------------    ------------

Outstanding units of beneficial interest (shares)              12,413,213       5,262,605
                                                            =============    ============
Net asset value - offering price
  per share                                                 $        9.96    $       9.89
                                                            =============    ============
COMPOSITION OF NET ASSETS:
Capital                                                     $ 124,139,036    $ 52,626,335
Undistributed net investment loss                                    --            (2,784)
Net unrealized appreciation from investments                      268,763      10,333,924
Accumulated undistributed net realized losses
    from investment transactions                                 (737,898)    (10,922,245)
                                                            -------------    ------------
               Net Assets                                   $ 123,669,901    $ 52,035,230
                                                            =============    ============


See notes to financial statements.

                                 THE PILOT FUNDS
                           Statements of Operations
                   For the period ended October 22, 1996(a)
                                   (Unaudited)

                                                         Diversified
                                                            Bond          Growth
                                                            Fund           Fund
                                                         -----------  ------------
INVESTMENT INCOME:
Interest income                                           $  43,501    $       --
Dividend income                                                --                89
                                                          ---------    ------------
     Total Income                                            43,501              89
                                                          ---------    ------------
EXPENSES:
Investment advisory fees                                      2,870           2,173
Administration fees                                             768             318
Custodian and accounting fees                                   310             121
Audit fees                                                      132             172
Trustees' fees and expenses                                      38              16
Transfer agent fees                                             140              74
Registration and filing fees                                    316             316
Printing costs                                                 --                32
Other                                                            28              18
                                                          ---------    ------------
     Total expenses before expenses voluntarily reduced       4,622           3,240

     Expenses voluntarily reduced                              (107)           (367)
                                                          ---------    ------------
     Total Expenses                                           4,515           2,873
                                                          ---------    ------------
Net Investment Income (Loss)                                 38,986          (2,784)
                                                          ---------    ------------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions           (737,898)    (10,922,245)
Net change in unrealized appreciation from investments      268,763      10,333,924
                                                          ---------    ------------
Net realized/unrealized losses from investments            (469,135)       (588,321)
                                                          ---------    ------------
Change in net assets resulting
     from operations                                      $(430,149)   $   (591,105)
                                                          =========    ============

(a) For the period October 21, 1996 (commencement of operations) to October 22, 1996.


See notes to financial statements.

                               THE PILOT FUNDS
                     Statements of Changes in Not Assets
                   For the period ended October 22, 1996(a)
                                 (Unaudited)

                                         Diversified Bond
                                            Income Fund      Growth Fund
                                         ----------------   -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)            $      38,986    $     (2,784)
   Net realized losses from investment
        transactions                            (737,898)    (10,922,245)
   Net change in unrealized appreciation
        from investments                         268,763      10,333,924
                                           -------------    ------------
Change in net assets
   resulting from operations                    (430,149)       (591,105)
                                           -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                    (38,986)           --
                                           -------------    ------------
PORTFOLIO SHARE TRANSACTIONS:
   Proceeds from shares issued               131,197,884      52,912,525
   Dividends reinvested                             --              --
   Cost of shares redeemed                    (7,068,848)       (286,190)
                                           -------------    ------------
Net increase in net assets
   from Portfolio share transactions         124,139,036      52,626,335
                                           -------------    ------------
Total Increase                               123,669,901      52,035,230
NET ASSETS:
   Beginning of period                              --              --
                                           -------------    ------------
   End of period                           $ 123,689,901    $ 52,035,230
                                           =============    ============


SHARE TRANSACTIONS:
   Issued                                     13,119,804       5,291,252
   Reinvested                                       --              --
   Redeemed                                     (706,591)        (28,647)
                                           -------------    ------------
Change in shares                              12,413,113       5,262,605
                                           =============    ============

(a) For the period October 21, 1996 (commencement of operations) to October 22, 1996.



See notes to financial statements.

THE PILOT FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
October 22, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. GENERAL

The Pilot Growth Fund and Pilot Diversified Bond Income Fund are separate portfolios (individually, a "Portfolio"; collectively, the "Portfolios") of The Pilot Funds (the "Fund"). The Fund is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Both of the Portfolios are diversified. The Fund currently offers fourteen Portfolios. The accompanying financial statements are those of the two Portfolios only.

The Portfolios each offer three classes of shares: Pilot Shares, Class A Shares, and Class B Shares. Each class of shares is substantially the same, except that Class A Shares and Class B Shares bear the fees payable under the Fund's Distribution Plan. As of October 22, 1996, the Growth Fund and the Diversified Bond Income Fund only offer Pilot Shares.


The Fund entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with FUNDS IV Trust ("FUNDS IV"), a Massachusetts business trust. The agreement contemplated that each of six investment portfolios of FUNDS IV will transfer substantially all of the assets and liabilities of FUNDS IV to a corresponding Portfolio of the Fund. The Board of Trustees of FUNDS IV and the FUNDS IV shareholders, at a special shareholder meeting held September 17, 1996, each approved the Reorganization Agreement which became effective October 21, 1996. Pursuant to the Reorganization Agreement, the Aggressive Stock Appreciation Fund of FUNDS IV transferred substantially all of its assets and liabilities to the Pilot Growth Fund; and the Bond Income Fund and Intermediate Bond Income Fund of FUNDS IV transferred substantially of their assets and liabilities to the Pilot Diversified Bond Income Fund. All such transfers were in exchange for Pilot Shares of each respective Portfolio.



The investment objective of the Growth Fund is to provide long-term capital growth through investments primarily in equity securities, and the Diversified Bond Income Fund seeks current income consistent with preservation of capital by investing primarily in debt securities. The Diversified Bond Income Fund seeks total return as a secondary objective.



Boatmen's Trust Company ("Boatmen's") serves as the Fund's investment adviser and custodian. BISYS Fund Services Limited Partnership ("BISYS") serves as the Fund's administrator and Pilot Funds Distributor Inc. (the "Distributor"), an affiliate of BISYS, serves as the distributor of the Fund's shares. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuation

Portfolio securities are valued as follows: (a) securities that are traded on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ prior to the Portfolio's valuation time; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked price and securities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price prior to the Portfolio's valuation time or, if no sale occurs, at the mean between the last bid and asked price; (c) debt securities are valued by a pricing service selected by Boatmen's and approved by the Trustees of the Fund; these prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by Boatmen's to be representative of market values at the Portfolio's valuation time; and (d) all other securities and assets, for which quotations supplied are not representative of current market values or for which quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Trustees of the Fund. Money market instruments held by a Portfolio with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

B. Repurchase Agreements

The custodian for the Portfolios and other banks acting in a subcustodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, is not less than 102% of the repurchase price, including accrued interest. In the event of the seller's default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.


C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums on investments, is accrued daily. Investment income of each Portfolio is allocated to the separate classes of shares based upon their relative net assets.

D. Dividends to Shareholders

Dividends of Growth Fund are declared monthly and paid monthly and dividends of Diversified Bond Income Fund are declared daily and paid monthly. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of a Portfolio can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Portfolios on the ex-dividend date.

E. Federal Taxes

It is each Portfolio's policy to comply or continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

F. Organizational Expenses

Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight line method over a period not to exceed five years from the commencement of the public offering of shares of the Portfolios.

G. Expenses

Expenses incurred by the Fund that do not specifically relate to an individual portfolio of the Fund are allocated to the portfolios based on each portfolio's relative net assets. The expenses of each Portfolio (other than expenses incurred pursuant to the Distribution Plans) are allocated to the separate classes of shares based upon their relative net assets.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

A. Advisory Agreement

Boatmen's is the investment adviser for each Portfolio pursuant to separate Investment Advisory Agreements and is responsible for managing the investment operations of the Portfolios. For its services, Boatmen's is entitled to a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the average daily net assets of the Growth Fund and 0.55% of the Diversified Bond Income Fund. For the period ended October 22, 1996, Boatmen's voluntarily waived a portion of its fees as investment adviser. The fee waivers were $194 for the Growth Fund and $107 for the Diversified Bond Income Fund for the period from October 21, 1996 (commencement of operations) to October 22, 1996.


B. Administration Agreement

The Portfolios have entered into an Administration Agreement with BISYS. Pursuant to the terms of this agreement, BISYS is responsible for assisting in all aspects of the operations of each of the Portfolios. For its services, BISYS is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.115% of the first $1.5 billion of the aggregate average net assets of all of the portfolios constituting the Fund, plus 0.11% of the next $1.5 billion of such assets, plus 0.1075% of such assets in excess of $3.0 billion. For the period ended October 22, 1996, BISYS did not voluntarily waive any fees as administrator.

C. Distribution Agreement

Pilot Funds Distributors, Inc. (the "Distributor") sells shares on a continuous basis as a registered broker-dealer. The Portfolios did not incur fees and expenses for the distribution services as of October 22, 1996.

D. Transfer Agent Agreement

BISYS Fund Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The BISYS Group, Inc. is the transfer agent for all classes of the Portfolios. The Portfolios incurred fees and expenses in total of $214 for the transfer agent services provided.

E. Custodian Agreement

Boatmen's is the custodian responsible for holding the investments purchased by the Portfolios. In connection with the Custodian Agreement with Boatmen's, the Portfolios incurred expenses in total of $136.

4. SECURITIES TRANSACTIONS

For the period from October 21, 1996 (commencement of operations) to October 22, 1996, the cost of purchases and the proceeds from sales of maturities of portfolio securities (excluding short-term investments) were $54,429,600 and $924,449 for the Growth Fund and $159,272,328 and $38,509,698 for the
Diversified Bond Income Fund, respectively.

At October 22, 1996, the cost of each Portfolio's securities for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly, the Portfolios had the following amounts of net unrealized appreciation and depreciation:

                                   Appreciation   Depreciation  Net
                                   ------------   ------------  ---
     Growth Fund                   $10,986,703    ($652,779)    $10,333,924
     Diversified Bond Income Fund  $897,369       ($628,606)    $268,763

                                 THE PILOT FUNDS
                              Financial Highlights
                     For the Period Ended October 22, 1996
                                   (Unaudited)

                                              Diversified Bond
                                                 Income Fund        Growth Fund
                                              ----------------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD           $        10.00     $          10.00
                                               --------------     ----------------
Investment Activities
   Net investment income                                   --                   --
   Net realized and unrealized gains (losses)
     from investments                                   (0.04)               (0.11)
                                               --------------     ----------------
   Total from Investment Activities                     (0.04)               (0.11)
                                               --------------     ----------------
Distributions
   Net investment income                                   --                   --
   Net realized gains                                      --                   --
                                               --------------     ----------------
   Total Distributions                                     --                   --
                                               --------------     ----------------
NET ASSET VALUE, END OF PERIOD                 $         9.96     $           9.89
                                               ==============     ================

Total Return                                            -0.40%(b)            -1.10% (b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)           $      123,670     $         52,035
   Ratio of expenses to
     average net assets                                  0.65%(a)             1.00% (a)
   Ratio of net investment income (loss)
     to average net assets                               5.59%(a)            -0.97% (a)
  Ratio of expenses to
     average net assets**                                0.66%(a)             1.13% (a)
  Ratio of net investment income (loss)
     to average net assets**                             5.58%(a)            -1.10% (a)

Portfolio Turnover                                      31.89%                1.73%

Average commission rate paid (c)               $           --      $        0.0679

* For the period October 21, 1996 (commencement of operations) to October 22, 1996.

** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated:

(a)  Annualized.

(b)  Not annualized.

(c) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Portfolio for which commissions were charged.




See note to financial statements.

                                     PART C

                                OTHER INFORMATION


ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS.

           (A)    FINANCIAL STATEMENTS


                  The Financial Statements for the Pilot Diversified Bond Income Fund and the Pilot Growth Fund filed as part of this Registration Statement are as follows:


                      Included in the Prospectus:

                           -   Financial Highlights


                      Included in the Statements of Additional Information:
                           - Portfolio of Investments for the period ended October 22, 1996

                           - Statements of Assets and Liabilities for the period ended October 22, 1996

                           - Statements of Operations for the period ended October 22, 1996

                           - Statements of Changes in Net Assets for the period ended October 22, 1996

                           - Notes to Financial Statements for the period ended October 22, 1996


           (B)    EXHIBITS

                  The following exhibits are incorporated herein by reference unless otherwise noted or are not required to be filed:

                  1(a). Agreement and Declaration of Trust, dated July 15, 1982, filed as Exhibit 1 to Registrant's Registration Statement on Form N-1A.

                  1(b). Amendment to Agreement and Declaration of Trust, dated August 4, 1982, filed as Exhibit 1(b) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A.

                  1(c). Amendment to Agreement and Declaration of Trust, dated October 27, 1989, filed as Exhibit 1(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A.

                  1(d). Amendment to Agreement and Declaration of Trust, dated January 2, 1991, filed as Exhibit 1(d) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A.

                  1(e). Amendment to Agreement and Declaration of Trust to Establish and Designate Shares of the Short-Term Tax-Exempt Portfolio, filed as Exhibit 1(f) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A.

                  1(f). Amendment to Agreement and Declaration of Trust to Permit Trustees to Establish a Mandatory Retirement Age for Trustees, dated July 2, 1991, filed as Exhibit 1(f) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A.

                  1(g). Amendment to Agreement and Declaration of Trust to Establish and Designate Units of the Taxable Bond Portfolio, Intermediate-Term Tax-Exempt Portfolio, Tax-Exempt Portfolio, Equity

                  Income Portfolio and International Equity Portfolio, filed as
                  Exhibit 1(g) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A.

                  1(h). Amendment to Agreement and Declaration of Trust to Redesignate Units of the Taxable Bond Portfolio, Intermediate-Term Tax-Exempt Portfolio, Tax-Exempt Portfolio, filed as Exhibit 1(h) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A.

                  1(i). Amendment to Agreement and Declaration of Trust to Establish and Designate Shares of the Short-Term Tax-Exempt Diversified Portfolio, filed as Exhibit 1(i) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A.

                  1(j). Amendment to Agreement and Declaration of Trust to Redesignate Shares of the International Equity Portfolio, filed as Exhibit 1(j) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A.

                  1(k). Amendment to Agreement and Declaration of Trust, dated May 27, 1994, to Change the Name of the Trust and to Redesignate Shares and Classes, filed as Exhibit 1(k) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.

                  1(m). Redesignation of Series, Designation of New Series and Designation of New Classes, filed as Exhibit 1(m) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A.

                  1(n). Amendment to Agreement and Declaration of Trust to Redesignate Shares of the Pilot Short-Term Tax-Exempt Fund to be known as Shares of the Pilot Missouri Short-Term Tax-Exempt Fund - filed as Exhibit 1(n) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A.

                  1(o). Amendment to Agreement and Declaration of Trust to designate Shares of Small Capitalization Equity Fund, filed as
                  Exhibit 1(o) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A.

                  2(a). By-Laws, filed as Exhibit 2 to Registrant's Registration Statement on Form N-1A.

                  2(b). Amendment to Section 6.3 of the By-Laws, filed as
                  Exhibit 2(a) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A.

                  2(c). Amendment to Section 3.7 of the By-Laws, filed as
                  Exhibit 2(b) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A.

                  2(d). Amendment to the By-Laws adding Section 3.10, filed as
                  Exhibit 2(d) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A.

                  3.    Not applicable.

                  5(a). Investment Advisory Agreement dated June 1, 1994 between Registrant, on behalf of the Short-Term Diversified Assets Portfolio, and Boatmen's Trust Company, filed as Exhibit 5(a) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.

                  5(b). Investment Advisory Agreement dated June 1, 1994 between Registrant, on behalf of the Short-Term U.S. Treasury Portfolio, and Boatmen's Trust Company, filed as Exhibit 5(b) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.

                  5(c). Advisory Agreement between Registrant, on behalf of the Centerland Kleinwort Benson International Equity Portfolio, and Boatmen's Trust Company, filed as Exhibit 5(h) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A.

                  5(d). Investment Management Agreement among Registrant, on behalf of the Centerland Kleinwort Benson International Equity Portfolio, Boatmen's Trust Company and Kleinwort Benson International Investment Limited, filed as Exhibit 5(i) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A.


                  5(e). Investment Advisory Agreement between Registrant on behalf of the Pilot Small Capitalization Equity Fund, and Boatmen's Trust Company - filed as Exhibit 5(e) to Post-Effective Amendment No. 32 to Registrant's Registration on Form N-1A.


                  5(f). Form of Investment Advisory Agreement between Registrant on behalf of the Pilot Growth Fund, and Boatmen's Trust Company, filed as Exhibit 5(f) to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A.

                  5(g). Form of Investment Advisory Agreement between Registrant on behalf of the Pilot Diversified Bond Income Fund, and Boatmen's Trust Company, filed as Exhibit 5(g) to Post- Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A.

                  6. Distribution Agreement dated as of June 1, 1996 between Registrant and Pilot Funds Distributors, Inc. - filed as
                  Exhibit 6 to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A.

                  7.     Not applicable.

                  8(a). Custodian Agreement dated May 4, 1996 between Registrant and Boatmen's Trust Company - filed as Exhibit 8(a) to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A.

                  9(a). Transfer Agency Agreement dated as of December 18, 1995 between Registrant and BISYS Fund Services, Inc. - filed as Exhibit 9(a) to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A.

                  9(b). Administration Plan of Registrant with respect to the Administration Class of shares dated May 19, 1991, as revised October 13, 1992, as further revised March 4, 1994 to be effective March 31, 1994, filed as Exhibit 9(e) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.

                  9(c). Form of Agreement between Registrant and Service Organizations with respect to the Administration Plan, filed as Exhibit 9(f) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.

                  9(d). Form of Agreement and Plan of Reorganization between Registrant, Kleinwort Benson Investment Strategies Fund and Kleinwort Benson International Investment Limited, filed as
                  Exhibit 9(e) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A.


                  10(a). Opinions of Goodwin, Procter & Hoar LLP, Counsel to Registrant, filed with Registrant's Notice pursuant to Rule 24f-2 on October 30, 1996 and Registrant's Registration Statement on Form N-14 filed July 5, 1996-incorporated by reference.


                  10.    Opinion of Goodwin Procter & Hoar - Not applicable.


                  11.    a.   Consents of Arthur Andersen LLP - Filed herewith.

                         b. Consent of Goodwin, Procter & Hoar LLP - Filed herewith.


                  12.    Not applicable.

                  13.    Not applicable.

                  15(a). Service Plan of Registrant with respect to the Service Class of Shares dated May 1, 1991, as revised effective July 1, 1993, as further revised March 4, 1994 to be effective March 31, 1994, filed as Exhibit 15(a) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.

                  15(b). Form of Agreement between Registrant and Service Organizations with respect to the Service Plan, filed as
                  Exhibit 15(b) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.

                  15(c). Distribution Plan for Class A Shares adopted July 25, 1994, filed as Exhibit 15(c) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.

                  15(d). Agreement between Concord Financial Group, Inc. and Service Organizations with respect to the Distribution Plan for Class A Shares, filed as Exhibit 15(d) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.

                  15(e). Distribution Plan for Class B Shares adopted July 25, 1994, filed as Exhibit 15(e) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.

                  15(f). Form of Agreement between Concord Financial Group, Inc. and Service Organizations with respect to the Distribution Plan for Class B Shares, filed as Exhibit 15(f) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A.


                  17. Financial Data Schedule for Registrant's fiscal year ended August 31, 1996 - filed as Exhibit 17 to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A.


                  18. Rule 18f-3 Multiple Class Plan - filed as Exhibit 6(b) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES AS OF OCTOBER 15, 1996

           Fund Name                                   Total Active Shareholders
           ---------                                   -------------------------
           Municipal Bond
                  Pilot Shares                                     6
                  Class A Shares                                  48
                  Class B Shares                                  36

           Intermediate Municipal Bond
                  Pilot Shares                                     6
                  Class A Shares                                  18
                  Class B Shares                                   0

           U.S. Government Securities
                  Pilot Shares                                     4
                  Class A Shares                                  39
                  Class B Shares                                  54

           Intermediate U.S. Government Securities
                  Pilot Shares                                    16
                  Class A Shares                                  56
                  Class B Shares                                   0

           Equity Income
                  Pilot Shares                                     6
                  Class A Shares                                 206
                  Class B Shares                                 236

           Growth & Income
                  Pilot Shares                                    18
                  Class A Shares                                 617
                  Class B Shares                                 335

           Short-Term Diversified Assets Fund
                  Pilot Shares                                    23
                  Administration Shares                          568
                  Investor Shares                                546

           Short-Term U.S. Treasury Fund
                  Pilot Shares                                     5
                  Administration Shares                          558
                  Investor Shares                              1,020

           Missouri Tax-Exempt Fund
                  Pilot Shares                                   343
                  Administration Shares                           25
                  Investor Shares                                 84

           Short-Term Tax-Exempt Diversified Fund
                  Pilot Shares                                     2
                  Administration Shares                           27
                  Investor Shares                                 18

           International Equity Fund
                  Pilot Shares                                    19
                  Class A Shares                               1,231
                  Class B Shares                                  45

           Small Capitalization Equity Fund
                  Pilot Shares                                    14
                  Class A Shares                                 546
                  Class B Shares                                 244

           Growth Fund
                  Pilot Shares                                     0
                  Class A Shares                                   0
                  Class B Shares                                   0

           Diversified Bond Income Fund
                  Pilot Shares                                     0
                  Class A Shares                                   0
                  Class B Shares                                   0

                           Total:                              7,019

ITEM 27.   INDEMNIFICATION.

           Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of the Registrant's Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Registrant's Registration Statement on Form N-1A.

           Paragraph 8 of each Investment Advisory Agreement between the Registrant and Boatmen's Trust Company (other than the Advisory Agreement with respect to the Pilot International Equity Fund) provides for indemnification of Boatmen's Trust Company or, in lieu thereof, contribution by the Registrant, under certain circumstances. Copies of the Advisory Agreements for the Short-Term Diversified Assets, Short-Term U.S.

Treasury, Short-Term Tax-Exempt Diversified, and Short-Term Tax-Exempt were filed as Exhibits 5(a), 5(b), 5(c), 5(d), to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A. A copy of the Investment Advisory Agreement for the Growth and Income, Equity Income, Intermediate U.S. Government Securities, U.S. Government Securities, Intermediate Municipal Bond and Municipal Bond Portfolios are to be filed in a Post-Effective Amendment to the Registrant's Registration Statement on Form N-1A. A form of the Investment Advisory Agreements for the Growth Fund and Diversified Bond Income Fund were filed in Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A.

         Paragraph 7 of the Advisory Agreement between the Registrant and Boatmen's Trust Company with respect to the Pilot Kleinwort Benson International Equity Fund provides for indemnification of Boatmen's Trust Company or, in lieu thereof, contribution by the Registrant, under certain circumstances. A copy of the Advisory Agreement was filed as Exhibit 5(h) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A.

         Kleinwort Benson International Equity Fund, Boatmen's Trust Company and Kleinwort Benson Investment Management Americas Inc. (formerly Kleinwort Benson International Investment Limited) provide for indemnification of Kleinwort Benson Investment Management Americas Inc. or, in lieu thereof, contribution by the Registrant, under certain circumstances. A copy of the Investment Management Agreement was filed as Exhibit 5(i) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A.


         Section 1.11 of the Distribution Agreement between Registrant and Pilot Funds Distributors, Inc. provides for the indemnification of Pilot Funds Distributors, Inc. under certain circumstances. A copy of the Distribution Agreement was filed as Exhibit 6 to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A.


           Investment Company Professional Liability Policy purchased jointly by Registrant and Pilot Funds Distributors, Inc. insure such entities and their respective trustees, directors, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss under certain circumstances.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

         The business and other connections of the directors and officers of Kleinwort Benson Investment Management Americas Inc. formerly Kleinwort Benson International Investment Limited ("KBI") are listed in the Form ADV of Kleinwort Benson Investment Management Americas, Inc. as currently on file with the Commission (File No. 801-15027), the text of which is hereby incorporated by reference.

           The business and other connections of the directors and certain senior executive officers of Boatmen's Trust Company are:

    NAME                       POSITION WITH                POSITION AND NAME
    ----                       -------------                -----------------
                           BOATMEN'S TRUST COMPANY          OF OTHER BUSINESS
                           -----------------------          -----------------
Howard F. Baer                     Director                   Retired
                                                              32 North Kings Highway, Suite 504
                                                              St. Louis, Missouri 63108

Clarence C. Barksdale                 Director                Vice Chairman
                                                              Washington University
                                                              7425 Forsyth Boulevard
                                                              Campus Box 1227
                                                              St. Louis, Missouri 63105

Gerald D. Blatherwick                 Director                Retired
                                                              26 Fordyce Lane
                                                              St. Louis, Missouri 63124

Stephen F. Brauer                     Director                President
                                                              Hunter Engineering Company
                                                              11250 Hunter Drive
                                                              Bridgeton, Missouri 63004

Mary L. Burke, Ph.D.                  Director                Head of School
                                                              Whitfield School
                                                              175 South Mason Road
                                                              St. Louis, Missouri 63141

Andrew B. Craig, III                  Director                Chairman and Chief Executive Officer
                                                              Boatmen's Bancshares, Inc.
                                                              One Boatmen's Plaza
                                                              St. Louis, Missouri 63101

Donald Danforth, Jr.                  Director                President
                                                              Danforth Agri-Resources Inc.
                                                              700 Corporate Park Drive, Suite 330
                                                              St. Louis, Missouri 63105-4209

The Honorable John C. Danforth        Director                Bryan Cave LLP
                                                              One Metropolitan Square
                                                              211 N. Broadway, Suite 3600
                                                              St. Louis, Missouri 63102-2750

Martin E. Galt, III                   Director and            Chairman of the Board, President and
                                      President               Chief Executive Officer
                                                              Boatmen's Trust Company
                                                              100 North Broadway
                                                              St. Louis, Missouri 63102

A. William Hager                      Director                Chairman of the Board
                                                              Hager Hinge Company
                                                              139 Victor Street
                                                              St. Louis, Missouri 63104

Samuel B. Hayes, III                  Director                President, Boatmen's Bancshares, Inc.
                                                              The Boatmen's National Bank of St. Louis
                                                              One Boatmen's Plaza
                                                              St. Louis, Missouri 63101

Robert B. Hoffman                     Director                Senior Vice President and
                                                              Chief Financial Officer
                                                              Monsanto Company-DIF
                                                              800 N. Lindbergh Boulevard
                                                              St. Louis, Missouri 63167

Robert E. Kresko                      Director                Pierre Laclede Center
                                                              7701 Forsyth, Suite 680
                                                              St. Louis, Missouri 63105

John Peters MacCarthy                 Director                Retired
                                                              6 Robin Hill Lane
                                                              St. Louis, Missouri 63124

James S. McDonnell, III               Director                Retired
                                                              40 Glens Eagles Drive
                                                              St. Louis, Missouri 63124

John B. McKinney                      Director                President, Chief Executive Officer
                                                              Laclede Steel Company
                                                              One Metropolitan Square, 15th Floor
                                                              St. Louis, Missouri 63102

Reuben M. Morriss, III                Director                Retired
                                                              10048 Litzsinger Road
                                                              St. Louis, Missouri 63124

William C. Nelson                     Director                Chairman, President and Chief Executive Officer
                                                              Boatmen's First National Bank of Kansas City
                                                              10th & Baltimore
                                                              P.O. Box 419038
                                                              Kansas City, Missouri 64183

Kimberly A. Olson                     Director                Executive Vice President
                                                              Group One Capital
                                                              1611 Des Peres Road, Suite 3200
                                                              St. Louis, Missouri 63131

William A. Peck, M.D.                 Director                Executive Vice Chancellor and Dean
                                                              Washington University School of Medicine
                                                              660 South Euclid Avenue, Box 8106
                                                              St. Louis, Missouri 63110

W.R. Persons                          Director                200 South Bemiston Avenue
                                                              Suite 308
                                                              St. Louis, Missouri 63105

Jerry E. Ritter                       Director                Chairman of the Board of
                                                              Clark Enterprises, Inc., and consultant to
                                                              Anheuser-Busch Companies, Inc.
                                                              1401 Clark Avenue
                                                              St. Louis, Missouri 63103

Hugh Scott, III                       Director                Chairman and Chief Executive Officer
                                                              Western Diesel Services, Inc.
                                                              101 South Hauley, Suite 1910
                                                              St. Louis, Missouri 63105

Richard W. Shomaker                   Director                Retired
                                                              14181 Woods Mill Cove
                                                              Chesterfield, Missouri 63017

Brice R. Smith, Jr.                   Director                Chairman Emeritus
                                                              Sverdrup Corporation
                                                              SPIRE Company LLC
                                                              13801 Riverport Drive, Suite 301
                                                              Maryland Heights, Missouri 63043

William D. Stamper                    Director                President
                                                              William D. Stamper Company
                                                              7777 Bonhomme, Suite 1006
                                                              St. Louis, Missouri 63105

Janet M. Weekly                       Director                President
                                                              Janet McAfee Inc. Real Estate
                                                              9889 Clayton Road
                                                              St. Louis, Missouri 63124

Gordon B. Wells                       Director                Retired
                                                              3121 West 67th Terrace
                                                              Shawnee Mission, Kansas 66208

Janet M. Weakley                      Director                President
                                                              Janet McAfee Inc. Real Estate
                                                              9889 Clayton Road
                                                              St. Louis, Missouri 63124

Gordon E. Wells                       Director                Retired
                                                              3121 West 67th Terrace
                                                              Shawnee Mission, Kansas 66208

Eugene F. Williams, Jr.               Director                Retired
                                                              515 Olive Street, Suite 1505
                                                              St. Louis, Missouri 63101

ITEM 29.   PRINCIPAL UNDERWRITERS

           (a) Pilot Funds Distributors, Inc., which is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, will act as exclusive distributor for the Registrant. The distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.

           (b) To the best of Registrant's knowledge, the directors and officers of PFD are as follows:

NAMES                                 POSITIONS AND OFFICES WITH       POSITIONS AND
PRINCIPAL BUSINESS ADDRESS            PILOT FUND DISTRIBUTORS, INC.    OFFICES WITH REGISTRANT
--------------------------            -----------------------------    -----------------------
Lynn J. Mangum                        Chairman                         None
150 Clove Road
Little Falls, New Jersey 07424

Robert J. McMullan                    Executive Vice President         None
150 Clove Road
Little Falls, New Jersey 07424

Steven Mintos                         Executive Vice President and     None
3435 Stelzer Road                     Chief Operating Officer
Columbus, Ohio 43219

George Martinez                       Senior Vice President            Secretary
3435 Stelzer Road
Columbus, Ohio 43219

Richard Galloway                      Regional Vice President          None
3435 Stelzer Road
Columbus, Ohio 43219

Michael Burns                         Vice President/Compliance        None
3435 Stelzer Road
Columbus, Ohio 43219

Dennis Sheehan                        Vice President                   None
150 Clove Road
Little Falls, New Jersey 07424

Dale Smith                            Vice President and               None
3435 Stelzer Road                     Chief Financial Officer
Columbus, Ohio 43219

William J. Tomko                      Vice President                   President
3435 Stelzer Road
Columbus, Ohio 43219

Annamarie Porcaro                     Assistant Secretary              None
150 Clove Road
Little Falls, New Jersey 07424

Robert Tuch                           Assistant Secretary              None
3435 Stelzer Road
Columbus, Ohio 43219

           (c)    Not Applicable.
ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS.

           (1) Pilot Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 (records relating to the Distributor).

           (2) Boatmen's Trust Company, 100 North Broadway, St. Louis, Missouri 63102 (records relating to Adviser, Subadviser and Custodian).

           (3) Kleinwort Benson Investment Management Americas Inc., 200 Park Avenue, New York, New York 10166 (records relating to Investment Manager).

           (4) BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to Transfer Agent).

ITEM 31.   MANAGEMENT SERVICES.

           Not applicable.

ITEM 32.   UNDERTAKINGS.

           Registrant hereby undertakes to furnish each person to whom a prospectus for the Registrant is delivered with a copy of the most recent annual report to shareholders for the series of the Registrant offered by that prospectus upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus and State of Ohio on the 12th day of November, 1996.

                                        THE PILOT FUNDS


                                        By: /s/ William J. Tomko
                                            -------------------------------
                                            William J. Tomko, President


           Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           NAME                                            TITLE                      DATE
           ----                                            -----                      ----
/s/ William J. Tomko
-----------------------------------                      President              November 12, 1996
William J. Tomko, President                    (Principal Executive Officer)


/s/ Martin R. Dean                                       Treasurer              November 12, 1996
-----------------------------------            (Principal Accounting Officer)
Martin R. Dean                                and Principal Financial Officer)



J. HORD ARMSTRONG, III*                                   Trustee               November 12, 1996
-----------------------------------
J. Hord Armstrong, III


LEE F. FETTER*                                            Trustee               November 12, 1996
-----------------------------------
Lee F. Fetter


HENRY O. JOHNSTON*                                        Trustee               November 12, 1996
-----------------------------------
Henry O. Johnston


L. WHITE MATTHEWS, III*                                   Trustee               November 12, 1996
-----------------------------------
L. White Matthews, III


NICHOLAS G. PENNIMAN*                                      Trustee              November 12, 1996
-----------------------------------
Nicholas G. Penniman


/s/ William J. Tomko
-----------------------------------
*William J. Tomko, Attorney-in-fact

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